                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR
            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                            INVESTMENT COMPANIES

                Investment Company Act file number 811-00123

                                 WM Trust I
             (Exact name of registrant as specified in charter)

              1201 Third Avenue, 22nd Floor, Seattle, WA  98101
               (Address of principal executive offices) (Zip code)

                              Jeffrey L. Lunzer
              1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                   (Name and address of agent for service)

     Registrant's telephone number, including area code: (206) 461-3800

                  Date of fiscal year end: October 31, 2003

                 Date of reporting period: October 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS

LOGO: WM
GROUP OF FUNDS

WM GROUP
OF FUNDS


Common sense. Uncommon solutions.

Photo: Mountains

ANNUAL REPORT
for the year ended
October 31, 2003

EQUITY FUNDS

REIT Fund

Equity Income Fund

Growth & Income Fund

West Coast Equity Fund

Mid Cap Stock Fund

Growth Fund

Small Cap Stock Fund

International Growth Fund


FIXED-INCOME FUNDS

Short Term Income Fund

U.S. Government Securities Fund

Income Fund

High Yield Fund


MUNICIPAL FUNDS

Tax-Exempt Bond Fund

California Municipal Fund

California Insured
Intermediate Municipal Fund


NOT FDIC INSURED
o May Lose Value
o No Bank Guarantee


        Table of Contents

        Message from the President..............................   1

        Individual Portfolio Reviews............................   2

        Portfolio of Investments................................  32

        Statements of Assets and Liabilities....................  82

        Statements of Operations................................  86

        Statements of Changes in Net Assets.....................  88

        Statements of Changes in Net
        Assets - Capital Stock Activity.........................  92

        Financial Highlights....................................  96

        Notes to Financial Statements........................... 113

        Independent Auditors' Report............................ 121

        Other Information (unaudited)........................... 122

[photo] Dear Shareholder,

During this fiscal year, equity investments rebounded from three years of down markets while bonds also closed the period with positive performance.(1) We believe these past few years have demonstrated the benefits provided by our fund family's emphasis on diversification and asset allocation. At this strategy's most basic level, a mix of carefully selected stocks and bonds offered not only the ability to help manage risk and limit losses during the recent equity market downturn, but also the potential for performance gains as markets turned the tide.

This year's performance also underscored the importance of diversification and allocation at the asset class level. During the twelve-month period ended October 31, 2003, the forefront of the market rebound included asset classes such as high-yield bonds, small-cap stocks, real estate holdings, and foreign equities. Over the last several years, we have made each of these asset classes available through individual funds and as components of the WM Strategic Asset Management Portfolios. Like many of our investment options, these WM Funds and Portfolios offer the potential to build wealth while managing and moderating risk levels--the crux of our investment philosophy at the WM Group of Funds.

We introduced the WM REIT Fund in March 2003 and have been very pleased with its results. The Fund, which invests in real estate securities, provides another tool for building diversification. As both an individual fund option and an investment available within our asset allocation portfolios, the WM REIT Fund exemplifies our dedication to improving diversification and thereby better managing risk.

Although this year attested to the benefits of active asset allocation in advancing markets, this strategy can actually assist investors during all phases of the market cycle. Active asset allocation can keep portfolios balanced during an equity market run-up, limit the impact of a subsequent downturn, and provide the discipline to stay invested so that an ensuing rebound is not missed. A well-diversified and allocated portfolio can mitigate the effects of short-term market movements and keep investors on track to meet their long-term goals.

As always, we encourage you to meet regularly with your Investment Representative to ensure that your investment portfolio remains in line with your long-term goals. Economies and markets are in constant flux and your needs can change over time, so it is prudent to periodically examine your entire financial portfolio. The guidance of an investment professional can assist this process.

Our enthusiasm for this year's equity market rebound has been tempered by concerns raised by investigations within the mutual fund industry. Two trading activities, market timing and late trading, have received widespread media coverage in recent months. I would like to take this opportunity to comment on how the WM Group of Funds views these issues.

Market timing, which involves the short-term buying and selling of shares, is a practice that the WM Group of Funds opposes. We believe that this type of activity can be detrimental to the long-term interests of shareholders. Late trading is the practice of placing a trade for mutual fund shares after 4 p.m. EST at that day's net asset value. The securities industry strictly prohibits this practice, and the WM Group of Funds endorses and abides by this rule.

To ensure that we are effectively addressing these issues, we will continue to review our existing practices and to support appropriate regulations. Although it is impossible to prevent all market timing, the WM Group of Funds utilizes a number of procedures designed to combat this activity. Our redemption fee policy regarding short-term trades in our WM International Growth Fund is one example of these procedures. We also reserve the right to reject any purchase that we suspect involves market timing or other excessive trading activity, and have done so when necessary in the past.

As an officer with the company for more than half of its 64-year history, I have been part of our diligent efforts to build a specific company culture and industry reputation. We stress two basic values at the WM Group of Funds: risk-adjusted asset management and customer service. This past year has been a gratifying one in terms of both of these core values. We are pleased with the performance of the Portfolios and Funds, and we have garnered strong industry recognition for these results. By providing a unique structure and mix of investment opportunities, we have been able to grow when some in the industry have struggled. In addition, customer service was the basis for many of this year's initiatives. We worked hard to enhance aspects of it that you see regularly, such as shareholder statements and Web site features, as well as those that are behind the scenes, such as processes and personnel. In each case, our goal has been to streamline and improve operations for both you and your Investment Representative.

Thank you for the confidence and trust you have placed in the WM
Group of Funds. We look forward to continuing to serve your investment needs.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President


(1) As measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index for the one-year period ended October 31, 2003. Indices are unmanaged, and individuals cannot invest directly in an index.

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

                                  REIT Fund

         Value of a $10,000 Investment (Class A shares)(1)

                               [GRAPH]

                                                                                       NAREIT
                           NAV                Sales              Inflation              Index

FEB-03                   $10,000              $9,450              $10,000              $10,000
MAR-03                   $10,070              $9,516              $10,077              $10,200
APR-03                   $10,460              $9,884              $10,138              $10,649
MAY-03                   $11,030             $10,423              $10,116              $11,292
JUN-03                   $11,248             $10,630              $10,099              $11,538
JUL-03                   $11,884             $11,230              $10,110              $12,155
AUG-03                   $11,964             $11,306              $10,121              $12,221
SEP-03                   $12,339             $11,660              $10,160              $12,630
OCT-03                   $12,644             $11,948              $10,193              $12,967

Total Returns as of 10/31/03
CLASS A SHARES                                          Since Inception(4)
                                                         (March 1, 2003)
     Fund (not adjusted for sales charge)(2)                  26.43%
     Fund (adjusted for maximum sales charge)(2)              19.50%
     NAREIT All REIT Index(3)                                 29.67%

CLASS B SHARES                                          Since Inception(4)
                                                         (March 1, 2003)
     Fund (not adjusted for sales charge)(2)                  25.86%
     Fund (adjusted for maximum sales charge)(2)              20.85%
     NAREIT All REIT Index(3)                                 29.67%

CLASS C SHARES                                          Since Inception(4)
                                                         (March 1, 2003)
     Fund (not adjusted for sales charge)(2)                  25.88%
     Fund (adjusted for maximum sales charge)(2)              23.63%
     NAREIT All REIT Index(3)                                 29.67%


(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Accounts for maximum sales charge of 5.5% for Class A shares and maximum CDSC (contingent deferred sales charge) for Class B shares. CDSC represents a declining charge over 5 years as follows: 5-5-4-3-2-0%. Performance for Class C shares includes a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The National Association of Real Estate Investment Trust (NAREIT) All REIT Index is an unmanaged index that reflects the aggregate performance of all publicly traded REITs that own, develop, and manage properties. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4)          Not annualized.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER:
RICHARD E. HELM
WM ADVISORS, INC.
The Fund is managed by an equity team led by Richard E. Helm, Senior Portfolio Manager of WM Advisors, Inc. Mr. Helm, CFA, joined WM Advisors in 2001, and he has investment management experience dating back to 1986. He holds a B.S. from the University of Colorado at Boulder and an M.B.A. from the University of Denver.

PERFORMANCE REVIEW
The WM REIT FUND posted a total return of 26.43% from its inception on March 1, 2003 through October 31, 2003. Real estate investments performed very well for much of this period. The Fund took advantage of these strong results and performed in line with its benchmark index. However, we believe that market conditions are such that it would not be reasonable to expect Fund performance in the upcoming fiscal year to match that of the year just completed. (All Fund performance described above is for Class A shares not adjusted for sales charge.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 8-MONTH PERIOD FROM ITS INCEPTION THROUGH OCTOBER 31, 2003?
The Fund's launch in March of 2003 occurred just prior to an equity market rally, and real estate holdings performed very well throughout the period. In its early months, the Fund's performance trailed slightly behind the index while we were in the process of investing the Fund's cash. However, over the summer and fall, the Fund's results were roughly in line with the benchmark's results. Fund performance can be credited to both stock selection and sector weightings.

The Fund's objective is to provide a high level of current income as well as the potential for intermediate- to long-term capital appreciation. The Fund will generally invest at least 80% of its assets in real estate investment trust (REIT) securities or fixed-income securities of issuers that are principally engaged in U.S. real estate or related industries. Although REITs are unavoidably tied to conditions in the real estate industry, we diversify the Fund across a variety of property types to spread risk. These include residential, office, industrial, retail, and health care properties.

Over the last few years, a very strong housing market has funded consumer spending. Rising home values, historically low mortgage rates, and a record boom in refinancing activity have all added to the consumer's bottom line. As a result, certain housing-related REITs among the Fund's holdings did well during the period. For example, D.R. Horton, a national builder of single-family homes, benefited from the housing boom. However, mortgage and realty REITs struggled a bit during the summer as mortgage rates spiked higher. Annaly Mortgage Management, which owns and manages a portfolio of mortgages on commercial and residential loans, saw its stock price decline after rates increased. In contrast, Equity Office Property, the largest REIT in the marketplace, generated positive results for the Fund even though it trailed the overall market.

Individual holdings that benefited the Fund also included a position in Freidman, Billings, Ramsey Group. It provided not only strong results, but also additional diversification. This holding is unique in that it is a REIT but it generates much of its cash flow through investment banking and brokerage operations. Our position in Capital Automotive also appreciated during the period. The firm buys auto dealer lots and then leases the land back to dealers.

WHICH OF THE FUND'S HOLDINGS OR SECTOR ALLOCATIONS HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
We look at a variety of sectors within the real estate industry to find high-quality REITs at attractive valuations. The three largest segments of the REIT market are industrial/office space, retail, and residential sectors. We held significant positions in all three sectors, but we were a bit underweighted in each relative to the benchmark index.

We found what we deemed to be more attractive valuations in other sectors, such as lodging. Until 2003, this segment of the market had not fully recovered from the effects of 9/11, but its subsequent rebound was quite sharp. We began with a weighting of approximately 8% of Fund assets (twice that of the index) in this sector and were rewarded with strong performance as the entire sector rallied significantly. Investments in Felcor Lodging Trust, Host Marriott, and Hospitality Property Trust all added to Fund performance.

Another overweighted sector was that of health care REITs. For example, our position in Health Care Property Investors, Inc. was a very strong performer for the period. The firm invests in health care-related real estate located throughout the United States.

We slightly underweighted the retail sector but found some attractive investments that added value to the Fund.

The retail market has been so strong that it may be difficult for some firms to sustain current growth rates.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
We build the portfolio from the bottom up, but we also examine trends within sectors to assess the relative valuations of individual REIT securities. Currently, we see some value in the residential sector. We believe these securities have strong yield characteristics as well as the potential for relative upside growth. Low mortgage rates have enabled home renters to buy homes while enabling speculators to build new apartment complexes, so supply exceeds demand. However, the housing market could shift if interest rates rise in response to improving economic conditions. We are closely watching the valuations of those sectors that are particularly interest-rate sensitive. Overall, we see improvements in cyclical economic conditions, but we feel that the magnitude of the recovery could be muted by generally weak employment conditions and ongoing excess capacity.

(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(5)

[pie chart]

          Mortgage 3%
      Self Storage 3%
  Cash Equivalents 5%
       Health Care 5%
       Diversified 5%
     Common Stocks 6%
   Lodging/Resorts 6%
         Specialty 6%
      Residential 13%
           Retail 23%
Industrial/Office 25%

                             Equity Income Fund*

           Value of a $10,000 Investment (Class A shares)(1)

                               [GRAPH]

EQUITY INCOME FUND*
GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)(1)

                                                                          S&P Barra
                                   NAV                 Sales              500 Value              S&P500             Inflation
OCT-93                           $10,000               $9,450              $10,000              $10,000              $10,000
                                  $9,861               $9,319               $9,821               $9,906              $10,007
                                 $10,017               $9,466               $9,988              $10,028              $10,007
                                 $10,301               $9,734              $10,453              $10,364              $10,034
                                 $10,059               $9,505              $10,075              $10,084              $10,068
                                  $9,663               $9,131               $9,661               $9,645              $10,102
                                  $9,722               $9,187               $9,865               $9,771              $10,117
                                  $9,772               $9,235              $10,028               $9,930              $10,124
                                  $9,586               $9,059               $9,750               $9,685              $10,158
                                  $9,833               $9,293              $10,079              $10,005              $10,185
                                 $10,080               $9,526              $10,365              $10,412              $10,226
                                  $9,867               $9,325              $10,000              $10,162              $10,254
OCT-94                            $9,910               $9,365              $10,218              $10,394              $10,261
                                  $9,695               $9,162               $9,804              $10,013              $10,274
                                  $9,803               $9,264               $9,924              $10,159              $10,274
                                  $9,970               $9,422              $10,193              $10,423              $10,315
                                 $10,268               $9,703              $10,589              $10,827              $10,357
                                 $10,518               $9,939              $10,881              $11,148              $10,391
                                 $10,783              $10,190              $11,239              $11,472              $10,425
                                 $11,155              $10,541              $11,739              $11,926              $10,446
                                 $11,381              $10,755              $11,829              $12,206              $10,467
                                 $11,613              $10,974              $12,237              $12,612              $10,467
                                 $11,729              $11,084              $12,341              $12,646              $10,494
                                 $12,100              $11,435              $12,770              $13,176              $10,515
OCT-95                           $12,145              $11,477              $12,571              $13,130              $10,550
                                 $12,515              $11,826              $13,230              $13,708              $10,542
                                 $12,860              $12,153              $13,596              $13,961              $10,535
                                 $13,223              $12,496              $14,003              $14,442              $10,597
                                 $13,167              $12,443              $14,134              $14,580              $10,631
                                 $13,190              $12,464              $14,465              $14,720              $10,686
                                 $13,274              $12,544              $14,612              $14,937              $10,728
                                 $13,472              $12,731              $14,833              $15,322              $10,748
                                 $13,552              $12,807              $14,762              $15,385              $10,755
                                 $13,202              $12,475              $14,139              $14,700              $10,775
                                 $13,381              $12,645              $14,529              $15,012              $10,796
                                 $13,856              $13,094              $15,151              $15,856              $10,830
OCT-96                           $14,047              $13,274              $15,665              $16,290              $10,865
                                 $14,687              $13,879              $16,863              $17,526              $10,886
                                 $14,609              $13,805              $16,586              $17,183              $10,886
                                 $14,969              $14,145              $17,351              $18,250              $10,920
                                 $15,133              $14,301              $17,478              $18,398              $10,954
                                 $14,863              $14,046              $16,880              $17,632              $10,982
                                 $15,133              $14,300              $17,513              $18,685              $10,995
                                 $15,806              $14,937              $18,611              $19,832              $10,988
                                 $16,282              $15,387              $19,322              $20,717              $11,001
                                 $17,076              $16,137              $20,868              $22,362              $11,015
                                 $16,523              $15,614              $19,925              $21,118              $11,036
                                 $17,191              $16,245              $21,092              $22,276              $11,063
OCT-97                           $16,970              $16,037              $20,318              $21,532              $11,091
                                 $17,348              $16,394              $21,092              $22,529              $11,084
                                 $17,515              $16,552              $21,560              $22,916              $11,071
                                 $17,515              $16,552              $21,295              $23,170              $11,092
                                 $18,139              $17,141              $22,892              $24,841              $11,113
                                 $18,505              $17,487              $24,053              $26,113              $11,134
                                 $18,629              $17,604              $24,337              $26,377              $11,154
                                 $18,331              $17,323              $23,994              $25,923              $11,174
                                 $18,470              $17,454              $24,176              $26,975              $11,188
                                 $17,733              $16,758              $23,651              $26,690              $11,201
                                 $15,896              $15,022              $19,848              $22,830              $11,215
                                 $16,595              $15,683              $21,055              $24,294              $11,228
OCT-98                           $17,653              $16,682              $22,704              $26,269              $11,255
                                 $18,496              $17,479              $23,887              $27,861              $11,255
                                 $18,728              $17,698              $24,725              $29,465              $11,248
                                 $18,932              $17,890              $25,224              $30,697              $11,275
                                 $18,193              $17,193              $24,682              $29,742              $11,289
                                 $18,586              $17,564              $25,430              $30,932              $11,323
                                 $19,649              $18,569              $27,622              $32,129              $11,405
                                 $19,828              $18,738              $27,133              $31,371              $11,405
                                 $20,302              $19,186              $28,175              $33,112              $11,405
                                 $19,799              $18,710              $27,307              $32,079              $11,439
                                 $19,207              $18,150              $26,616              $31,918              $11,467
                                 $18,471              $17,455              $25,576              $31,044              $11,522
OCT-99                           $18,951              $17,909              $27,018              $33,009              $11,543
                                 $19,160              $18,106              $26,859              $33,679              $11,550
                                 $19,631              $18,551              $27,869              $35,663              $11,550
                                 $18,915              $17,874              $26,982              $33,872              $11,577
                                 $18,631              $17,606              $25,296              $33,232              $11,646
                                 $19,799              $18,710              $27,934              $36,482              $11,741
                                 $19,757              $18,671              $27,747              $35,384              $11,748
                                 $19,921              $18,826              $27,833              $34,659              $11,755
                                 $19,800              $18,711              $26,734              $35,512              $11,823
                                 $19,731              $18,645              $27,268              $34,958              $11,843
                                 $20,431              $19,307              $29,098              $37,128              $11,858
                                 $20,791              $19,647              $29,092              $35,168              $11,919
OCT-00                           $21,552              $20,366              $29,636              $35,020              $11,940
                                 $21,207              $20,040              $28,119              $32,261              $11,947
                                 $22,505              $21,267              $29,567              $32,419              $11,940
                                 $23,045              $21,777              $30,815              $33,570              $12,015
                                 $22,865              $21,607              $28,772              $30,508              $12,063
                                 $22,602              $21,359              $27,635              $28,577              $12,091
                                 $23,418              $22,130              $29,509              $30,797              $12,139
                                 $23,903              $22,588              $29,819              $31,004              $12,194
                                 $23,800              $22,491              $28,853              $30,250              $12,214
                                 $24,243              $22,909              $28,354              $29,954              $12,180
                                 $24,090              $22,765              $26,715              $28,079              $12,180
                                 $22,907              $21,647              $24,177              $25,810              $12,235
OCT-01                           $22,829              $21,574              $24,177              $26,303              $12,193
                                 $23,797              $22,488              $25,712              $28,320              $12,173
                                 $24,173              $22,844              $26,103              $28,570              $12,125
                                 $24,079              $22,755              $25,388              $28,153              $12,153
                                 $23,985              $22,666              $25,159              $27,609              $12,202
                                 $25,103              $23,722              $26,447              $28,647              $12,270
                                 $24,292              $22,956              $25,122              $26,911              $12,339
                                 $24,387              $23,045              $25,223              $26,712              $12,339
                                 $23,106              $21,835              $23,631              $24,810              $12,346
                                 $21,383              $20,207              $21,077              $22,875              $12,360
                                 $21,797              $20,599              $21,222              $23,026              $12,400
                                 $19,679              $18,596              $18,796              $20,523              $12,428
OCT-02                           $20,466              $19,340              $20,359              $22,329              $12,448
                                 $21,688              $20,495              $21,789              $23,644              $12,448
                                 $21,072              $19,913              $20,657              $22,254              $12,421
                                 $20,568              $19,437              $20,091              $21,671              $12,476
                                 $20,212              $19,101              $19,544              $21,345              $12,572
                                 $20,394              $19,273              $19,519              $21,553              $12,648
                                 $21,893              $20,689              $21,449              $23,328              $12,620
                                 $23,198              $21,922              $23,028              $24,558              $12,599
                                 $23,602              $22,304              $23,196              $24,872              $12,613
                                 $23,781              $22,473              $23,711              $25,310              $12,627
                                 $24,142              $22,815              $24,224              $25,803              $12,675
                                 $24,379              $23,038              $23,786              $25,530              $12,716
OCT-03                           $25,466              $24,066              $25,412              $26,975              $12,761

Average Annual Total Returns as of 10/31/03*
CLASS A SHARES                                   1 Year              5 Year             10 Year

     Fund (not adjusted for sales charge)(2)     24.43%               7.61%               9.80%
     Fund (adjusted for maximum sales charge)(2) 17.59%               6.39%               9.18%
     S&P 500/Barra Value Index(3)                24.82%               2.28%               9.78%
     S&P 500 Index(3)                            20.80%               0.53%              10.43%

CLASS B SHARES                                   1 Year              5 Year          Since Inception
                                                                                     (March 30, 1994)
     Fund (not adjusted for sales charge)(2)     23.19%               6.67%               9.69%
     Fund (adjusted for maximum sales charge)(2) 18.18%               6.36%               9.69%
     S&P 500/Barra Value Index(3)                24.82%               2.28%              10.62%
     S&P 500 Index(3)                            20.80%               0.53%              11.33%

CLASS C SHARES                                   1 Year              5 Year          Since Inception
                                                                                     (March 1, 2002)
     Fund (not adjusted for sales charge)(2)     23.29%                 N/A               2.80%
     Fund (adjusted for maximum sales charge)(2) 21.03%                 N/A               2.19%
     S&P 500/Barra Value Index(3)                24.82%                 N/A               0.61%
     S&P 500 Index(3)                            20.80%                 N/A              -1.38%

* AS OF 08/01/00, THE WM BOND & STOCK FUND BECAME THE WM EQUITY INCOME FUND, AND THE FUND'S OBJECTIVES AND STRATEGIES CHANGED. THIS INFORMATION SHOULD BE CONSIDERED WHEN REVIEWING PAST PERFORMANCE. PLEASE REVIEW THE PROSPECTUS FOR DETAILED INFORMATION.

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The S&P 500 Index represents an unmanaged weighted index of 500 companies. The S&P 500/Barra Value Index is constructed by ranking the securities in the S&P 500 Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500 Index. Effective March 1, 2003, WM Advisors included the S&P 500/Barra Value Index because it believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices are unmanaged and assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER:
RICHARD E. HELM
WM ADVISORS, INC.
The Fund is managed by an equity team led by Richard E. Helm, Senior Portfolio Manager of WM Advisors, Inc. Mr. Helm, CFA, joined WM Advisors in 2001, and he has investment management experience dating back to 1986. He holds a B.S. from the University of Colorado at Boulder and an M.B.A. from the University of Denver.

PERFORMANCE REVIEW
The WM EQUITY INCOME FUND posted a total return of 24.43% for the 12-month period ended October 31, 2003. This performance outpaced the 20.80% return of the S&P 500 Index and was in line with the S&P 500/Barra Value Index results of 24.82%.3 The Fund posted an average annual total return of 9.80% for the ten-year period ended October 31, 2003. Please note that due to a significant shift in the Fund's investment objective in 2000, long-term performance comparisons may not be relevant. (All Fund performance described above is for Class A shares not adjusted for sales charge.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003?
Equities launched a rally in October of 2002, and after stalling in early 2003, the market resumed its upward climb for much of the period's remainder. Significant monetary and fiscal stimulus, improving economic conditions, and an easing of mid-period geopolitical tensions all fed the advance. When the rally faded in the first few months of 2003, the Fund's bond positions provided solid gains. Subsequently, a well-timed increase in equity positions, along with sector allocations and stock selection, supported the Fund's strong relative results. By the close of the period, we had extended the Fund's equity investment weighting from 81% to over 90%. This strategy allowed the Fund to increase its participation in the resurgent rally.

The improving economic landscape benefited Fund performance within a variety of sectors. The materials, technology, and industrial sectors all augmented Fund performance. For example, Diebold (+60%), a manufacturer of self-service transaction systems and one of the Fund's largest positions, provided very strong results. Key positions in the financial sector also boosted overall performance. J.P. Morgan (+73%) took advantage of improvements in financial and economic conditions and generated significant gains for the Fund.

Although our technology positions performed very well as a group, they slightly underperformed the overall market segment. Software producer Computer Associates (+58%) generated very strong results, but telecommunications assets underperformed. We maintained an underweighting in this subsector, but the performance of holdings such as SBC Communications (-7%) hampered overall results.

Health care provided somewhat mixed results for the period. Our overweighting was vulnerable to the sector's general underperformance, but some Fund holdings posted very strong results. One such example is Mylan Laboratories (+70%), a developer and distributor of generic drugs. Conversely, firms such as Schering- Plough (-28%) and Merck (-18%) suffered because of weak product pipelines and the expiration of patents. We believe these firms have the potential to rebound because they continue to fund research and development and have the cash flows to grow through mergers and acquisitions. However, politics tend to play a role in health care, especially during an election year. There is some headline risk associated with potential regulation in the industry, but we continue to favor several of these firms due to their attractive yields and growth potential.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
At the end of February, we reduced exposure to fixed-income investments in favor of equities. This shift proved highly beneficial for the Fund after the equity market reignited a rally that lasted well into the summer. We found several stocks at attractive prices that also offered growing dividends and yields greater than the market average. We also sought firms that announced plans to begin paying dividends. One such example is Mandalay Resort Group, a hotel and casino gaming firm that announced its first dividend during the period and closed with very strong performance. Another purchase was D.R. Horton, a homebuilder with a solid business model and dividend growth potential. This firm also performed very well for the Fund.

We built on consumer discretionary and financial positions while reducing bond holdings. This move enhanced the Fund's absolute and relative performance. For example, our purchase of Countrywide Financial generated strong results as the firm benefited from a boom in mortgage refinancing and servicing. Beneficial real estate holdings included General Growth Properties (+59%), a firm that owns and operates malls and shopping centers. Despite advances by real estate stocks that elevated valuations, strong cash flows into the Fund permitted us to reduce the overall concentration without selling holdings. We directed new cash flows into other more attractively valued areas of the markets. Within consumer stocks, we added blue-chip companies that had been sold off by the market and were poised for a rebound. For example, we purchased McDonald's and Sears, and both performed well over the period.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
Equity markets now seem to have priced in the economic recovery, and valuations have advanced. These developments create an environment that hinges on strong stock selection. We look for opportunities in firms that are priced attractively relative to the rest of the market, and we trim positions as they become more richly valued. We believe that market interest in dividend yield has not been fully factored into the prices of many firms, and we continue to see opportunities in dividend-producing stocks. Overall, we are pleased with the rebound in both the economy and equity markets and feel that the recovery will continue to take hold. However, ongoing conditions of corporate overcapacity and weak employment could limit the magnitude of the advance.

(4) Allocation percentages are based on total investment value of the portfolio as of 10/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(4)

[pie chart]

           Corporate Bonds 2%
Telecommunication Services 3%
                 Materials 3%
         Convertible Bonds 3%
          Cash Equivalents 4%
                 Utilities 5%
                     REITs 7%
    Information Technology 7%
               Health Care 7%
                    Energy 7%
          Consumer Staples 7%
               Industrials 8%
   Consumer Discretionary 14%
               Financials 23%

                            Growth & Income Fund

           Value of a $10,000 Investment (Class A shares)(1)

                               [GRAPH]

                            NAV                Sales               S&P500              Inflation

OCT-93                    $10,000              $9,450              $10,000              $10,000
                           $9,938              $9,391               $9,906              $10,007
                          $10,307              $9,740              $10,028              $10,007
                          $10,772             $10,179              $10,364              $10,034
                          $10,603             $10,020              $10,084              $10,068
                          $10,183              $9,623               $9,645              $10,102
                          $10,302              $9,735               $9,771              $10,117
                          $10,437              $9,863               $9,930              $10,124
                          $10,221              $9,659               $9,685              $10,158
                          $10,553              $9,973              $10,005              $10,185
                          $10,978             $10,375              $10,412              $10,226
                          $10,736             $10,145              $10,162              $10,254
OCT-94                    $10,855             $10,258              $10,394              $10,261
                          $10,539              $9,960              $10,013              $10,274
                          $10,572              $9,990              $10,159              $10,274
                          $10,740             $10,149              $10,423              $10,315
                          $11,104             $10,493              $10,827              $10,357
                          $11,427             $10,799              $11,148              $10,391
                          $11,703             $11,059              $11,472              $10,425
                          $11,997             $11,337              $11,926              $10,446
                          $12,233             $11,560              $12,206              $10,467
                          $12,670             $11,973              $12,612              $10,467
                          $12,768             $12,066              $12,646              $10,494
                          $13,202             $12,476              $13,176              $10,515
OCT-95                    $13,121             $12,399              $13,130              $10,550
                          $13,658             $12,907              $13,708              $10,542
                          $14,073             $13,299              $13,961              $10,535
                          $14,474             $13,678              $14,442              $10,597
                          $14,670             $13,863              $14,580              $10,631
                          $14,809             $13,995              $14,720              $10,686
                          $15,155             $14,322              $14,937              $10,728
                          $15,483             $14,631              $15,322              $10,748
                          $15,501             $14,649              $15,385              $10,755
                          $14,724             $13,914              $14,700              $10,775
                          $15,164             $14,330              $15,012              $10,796
                          $16,041             $15,158              $15,856              $10,830
OCT-96                    $16,219             $15,327              $16,290              $10,865
                          $17,403             $16,446              $17,526              $10,886
                          $17,208             $16,262              $17,183              $10,886
                          $18,025             $17,034              $18,250              $10,920
                          $18,126             $17,129              $18,398              $10,954
                          $17,499             $16,537              $17,632              $10,982
                          $18,146             $17,148              $18,685              $10,995
                          $19,349             $18,285              $19,832              $10,988
                          $20,340             $19,221              $20,717              $11,001
                          $21,869             $20,667              $22,362              $11,015
                          $20,897             $19,748              $21,118              $11,036
                          $22,077             $20,863              $22,276              $11,063
OCT-97                    $21,286             $20,116              $21,532              $11,091
                          $21,936             $20,729              $22,529              $11,084
                          $22,289             $21,063              $22,916              $11,071
                          $21,917             $20,711              $23,170              $11,092
                          $23,593             $22,296              $24,841              $11,113
                          $24,466             $23,120              $26,113              $11,134
                          $24,569             $23,218              $26,377              $11,154
                          $23,930             $22,614              $25,923              $11,174
                          $24,588             $23,236              $26,975              $11,188
                          $23,605             $22,306              $26,690              $11,201
                          $19,445             $18,376              $22,830              $11,215
                          $21,017             $19,861              $24,294              $11,228
OCT-98                    $22,858             $21,601              $26,269              $11,255
                          $24,343             $23,005              $27,861              $11,255
                          $25,500             $24,097              $29,465              $11,248
                          $26,484             $25,027              $30,697              $11,275
                          $25,936             $24,509              $29,742              $11,289
                          $26,691             $25,223              $30,932              $11,323
                          $28,444             $26,880              $32,129              $11,405
                          $28,077             $26,533              $31,371              $11,405
                          $29,484             $27,862              $33,112              $11,405
                          $28,484             $26,918              $32,079              $11,439
                          $27,647             $26,126              $31,918              $11,467
                          $26,936             $25,455              $31,044              $11,522
OCT-99                    $28,246             $26,692              $33,009              $11,543
                          $29,025             $27,429              $33,679              $11,550
                          $30,157             $28,498              $35,663              $11,550
                          $28,625             $27,051              $33,872              $11,577
                          $27,735             $26,209              $33,232              $11,646
                          $30,838             $29,142              $36,482              $11,741
                          $30,801             $29,107              $35,384              $11,748
                          $31,288             $29,567              $34,659              $11,755
                          $30,944             $29,242              $35,512              $11,823
                          $30,031             $28,379              $34,958              $11,843
                          $32,085             $30,320              $37,128              $11,858
                          $31,415             $29,687              $35,168              $11,919
OCT-00                    $32,187             $30,417              $35,020              $11,940
                          $29,860             $28,218              $32,261              $11,947
                          $30,622             $28,937              $32,419              $11,940
                          $33,200             $31,374              $33,570              $12,015
                          $31,706             $29,962              $30,508              $12,063
                          $30,171             $28,512              $28,577              $12,091
                          $31,641             $29,901              $30,797              $12,139
                          $32,400             $30,618              $31,004              $12,194
                          $31,736             $29,990              $30,250              $12,214
                          $31,698             $29,955              $29,954              $12,180
                          $29,989             $28,340              $28,079              $12,180
                          $27,524             $26,010              $25,810              $12,235
OCT-01                    $27,874             $26,341              $26,303              $12,193
                          $29,396             $27,779              $28,320              $12,173
                          $29,613             $27,985              $28,570              $12,125
                          $28,624             $27,050              $28,153              $12,153
                          $27,992             $26,452              $27,609              $12,202
                          $29,436             $27,817              $28,647              $12,270
                          $27,446             $25,937              $26,911              $12,339
                          $27,800             $26,271              $26,712              $12,339
                          $25,860             $24,437              $24,810              $12,346
                          $23,793             $22,485              $22,875              $12,360
                          $24,136             $22,809              $23,026              $12,400
                          $21,701             $20,507              $20,523              $12,428
OCT-02                    $23,387             $22,101              $22,329              $12,448
                          $24,554             $23,203              $23,644              $12,448
                          $23,582             $22,285              $22,254              $12,421
                          $23,145             $21,872              $21,671              $12,476
                          $22,583             $21,341              $21,345              $12,572
                          $22,646             $21,401              $21,553              $12,648
                          $24,476             $23,130              $23,328              $12,620
                          $25,847             $24,425              $24,558              $12,599
                          $26,397             $24,945              $24,872              $12,613
                          $26,384             $24,933              $25,310              $12,627
                          $26,703             $25,235              $25,803              $12,675
                          $26,652             $25,187              $25,530              $12,716
OCT-03                    $27,639             $26,118              $26,975              $12,761

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                   1 Year              5 Year             10 Year

     Fund (not adjusted for sales charge)(2)     18.18%               3.87%              10.70%
     Fund (adjusted for maximum sales charge)(2) 11.70%               2.71%              10.07%
     S&P 500 Index(3)                            20.80%               0.53%              10.43%

CLASS B SHARES                                   1 Year              5 Year         Since Inception
                                                                                    (March 30, 1994)
     Fund (not adjusted for sales charge)(2)     16.99%               2.93%              10.03%
     Fund (adjusted for maximum sales charge)(2) 11.99%               2.57%              10.03%
     S&P 500 Index(3)                            20.80%               0.53%              11.33%

CLASS C SHARES                                   1 Year              5 Year         Since Inception
                                                                                    (March 1, 2002)
     Fund (not adjusted for sales charge)(2)     17.08%                 N/A              -1.69%
     Fund (adjusted for maximum sales charge)(2) 14.91%                 N/A              -2.29%
     S&P 500 Index(3)                            20.80%                 N/A              -1.38%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Distributor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The S&P 500 Index represents an unmanaged weighted index of 500 companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER:
STEPHEN Q. SPENCER
WM ADVISORS, INC.
The Fund is managed by an equity team led by Stephen Q. Spencer, Senior Portfolio Manager of WM Advisors, Inc. and head of its Equity Investment Team. Mr. Spencer, CFA, joined WM Advisors in 1999, and he has experience in investment and financial analysis dating back to 1984. He holds both a B.S. and an M.B.A. in Finance/Capital Markets from Brigham Young University.

PERFORMANCE REVIEW
For the 12-month period ended October 31, 2003, the WM GROWTH & INCOME FUND posted a total return of 18.18%. The Fund under-performed its benchmark, the S&P 500 Index, for the period.3 Long-term results have been favorable, with the Fund outpacing its benchmark and posting an average annual total return of 10.70% for the past ten years. (All Fund performance described above is for Class A shares not adjusted for sales charge.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003?
The period was marked by very accommodative fiscal and monetary policies that injected huge amounts of stimulus into the economy and financial markets. Resulting improvements in economic growth helped fuel a broad-based rally in global equity markets. Although some stagnant performance occurred early in 2003, every major market segment and sector closed this fiscal year with positive performance. After geopolitical tensions eased in the spring, equity markets responded and investors' appetite for risk returned.

There has been a dramatic shift in market sentiment compared to this time last year. The economic backdrop has improved, and the subsequent cyclical upturn has been stronger than many had previously expected. Assets with the most perceived risk led the market--a distinct contrast to asset performance in 2002. For example, technology, which had lagged significantly since early 2000, was the period's best-performing large-cap sector. Growth stocks, particularly firms with higher price-to-earnings ratios, led traditional value market segments in the late-period rally. Historically, these types of reversals often characterize market rebounds. When markets reach an inflection point and begin to rebound, they can shift quickly to favor the segments that had suffered the most through the downturn.

The Fund benefited from strong stock selection in certain market segments. Within consumer staples, Avon (+40%) was one of the strongest performers. Assisted by growing sales of its beauty products, the firm rallied on news of strong earnings growth. The industrials sector also performed well for the Fund. Tyco (+44%), Boeing (+29%), and Honeywell (+28%) all outpaced the overall market. Within health care stocks, the Fund benefited from the strong performance of firms like Mylan Laboratories (+73%), a developer and distributor of generic drugs, and Guidant (+73%), a manufacturer of devices for pacemakers.

Other positions provided disappointing results during the period. For example, Schering-Plough (-29%) suffered through a period of management change, as well as patent expiration for some of its pharmaceuticals. As a result, we lowered our weighting in the firm. AT&T (-72%) also cut into Fund performance. Having sold its cable operations, it entered into a telecommunications price war with MCI and profits suffered. We sold our position before the stock plunged, but the firm still affected the Fund's results. Freddie Mac (-9%) struggled through a management overhaul and scrutiny of its accounting practices. It has also endured political pressure to remove the government-backed status of its mortgage-backed securities, but we do not feel that this outcome is likely. As a result, we added to our position during the downturn and believe that the firm could benefit once political pressure subsides.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
We typically maintain a core portfolio of positions in firms that we feel are attractively valued and hold them for the long term. We build or trim positions based on valuation as well as our analysis of company fundamentals. This strategy encompasses a long-term investment horizon and helps to limit portfolio turnover. During the period, we maintained relatively consistent sector weightings by adhering to our core investment philosophy and not chasing market movements.

Such market moves included those within the technology sector. These assets rallied considerably, as demonstrated by the S&P 500 Information Technology Sector Index, which advanced more than 40%. However, we chose not to increase our positions in the sector after valuations advanced farther and faster than our comfort level could tolerate. Accordingly, we looked elsewhere for quality firms with more attractive valuations. The under-weighting in this sector caused the majority of the Fund's underperformance, but certain technology stocks generated strong results for the Fund. Firms such as Motorola (+48%) and Computer Associates (+58%) both added to its results. The technology sector remained a significant underweighting at the close of the period.

Within other sectors, we added a few select holdings to the portfolio. One of these was Ace Limited, a firm that provides a broad range of insurance and reinsurance products. It has rallied considerably since hitting a low point in March. We also added Alcoa, an aluminum producer, and were rewarded by strong results. We continue to carry an overweighting in both the health care and financial sectors.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY? While, we are pleased with the cyclical economic rebound and the ensuing rally in equity markets, we are carefully watching secular headwinds that could limit the advance. For example, job growth remains elusive, and this could eventually constrain consumer spending. Business investment has shown signs of life, but firms may wait to increase spending and hiring until they feel more secure in the sustainability of profit and revenue growth.

We believe this environment provides solid investment opportunities. Markets rebounded quickly during the period, led by many firms that have yet to post earnings growth. A number of quality firms with solid earnings growth did not participate in the rally's full magnitude, and we feel these firms could be poised for relative strength. We continue to scour markets for quality firms that have attractive valuations and long-term growth prospects.

(4) Allocation percentages are based on total investment value of the portfolio as of 10/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(4)

[pie chart]

                 Materials 1%
Telecommunication Services 1%
          Cash Equivalents 5%
                 Utilities 5%
                    Energy 7%
               Industrials 9%
         Consumer Staples 10%
   Consumer Discretionary 10%
   Information Technology 11%
              Health Care 16%
               Financials 25%

                           West Coast Equity Fund

               Value of a $10,000 Investment (Class A shares)(1)

                               [GRAPH]

                             NAV                Sales               S&P500              Inflation         Russell 3000

OCT-93                     $10,000              $9,450              $10,000              $10,000            $10,000
                           $10,200              $9,639               $9,906              $10,007             $9,846
                           $10,329              $9,761              $10,028              $10,007            $10,039
                           $10,645             $10,060              $10,364              $10,034            $10,346
                           $10,789             $10,196              $10,084              $10,068            $10,096
                           $10,397              $9,825               $9,645              $10,102             $9,655
                           $10,354              $9,785               $9,771              $10,117             $9,765
                           $10,505              $9,927               $9,930              $10,124             $9,872
                           $10,178              $9,618               $9,685              $10,158             $9,602
                           $10,243              $9,679              $10,005              $10,185             $9,899
                           $10,811             $10,216              $10,412              $10,226            $10,331
                           $10,390              $9,819              $10,162              $10,254            $10,111
OCT-94                     $10,297              $9,730              $10,394              $10,261            $10,278
                           $10,124              $9,567              $10,013              $10,274             $9,902
                           $10,183              $9,623              $10,159              $10,274            $10,056
                           $10,133              $9,575              $10,423              $10,315            $10,276
                           $10,493              $9,916              $10,827              $10,357            $10,695
                           $10,848             $10,252              $11,148              $10,391            $10,962
                           $11,159             $10,545              $11,472              $10,425            $11,248
                           $11,166             $10,552              $11,926              $10,446            $11,656
                           $11,819             $11,169              $12,206              $10,467            $11,993
                           $12,238             $11,565              $12,612              $10,467            $12,475
                           $12,419             $11,736              $12,646              $10,494            $12,586
                           $12,876             $12,168              $13,176              $10,515            $13,075
OCT-95                     $12,587             $11,895              $13,130              $10,550            $12,962
                           $12,761             $12,059              $13,708              $10,542            $13,538
                           $12,883             $12,175              $13,961              $10,535            $13,758
                           $12,825             $12,119              $14,442              $10,597            $14,157
                           $13,125             $12,403              $14,580              $10,631            $14,365
                           $13,429             $12,690              $14,720              $10,686            $14,509
                           $14,410             $13,617              $14,937              $10,728            $14,785
                           $14,798             $13,984              $15,322              $10,748            $15,163
                           $14,176             $13,396              $15,385              $10,755            $15,115
                           $13,216             $12,489              $14,700              $10,775            $14,323
                           $14,044             $13,271              $15,012              $10,796            $14,757
                           $14,446             $13,652              $15,856              $10,830            $15,559
OCT-96                     $14,417             $13,624              $16,290              $10,865            $15,844
                           $15,413             $14,565              $17,526              $10,886            $16,961
                           $15,790             $14,922              $17,183              $10,886            $16,758
                           $16,779             $15,856              $18,250              $10,920            $17,684
                           $16,738             $15,818              $18,398              $10,954            $17,704
                           $16,080             $15,195              $17,632              $10,982            $16,904
                           $16,642             $15,727              $18,685              $10,995            $17,737
                           $18,410             $17,397              $19,832              $10,988            $18,948
                           $19,262             $18,202              $20,717              $11,001            $19,737
                           $20,580             $19,448              $22,362              $11,015            $21,284
                           $20,290             $19,174              $21,118              $11,036            $20,420
                           $21,978             $20,769              $22,276              $11,063            $21,578
OCT-97                     $20,829             $19,683              $21,532              $11,091            $20,853
                           $21,351             $20,177              $22,529              $11,084            $21,651
                           $20,982             $19,828              $22,916              $11,071            $22,084
                           $21,020             $19,864              $23,170              $11,092            $22,199
                           $22,914             $21,653              $24,841              $11,113            $23,786
                           $23,244             $21,965              $26,113              $11,134            $24,966
                           $23,351             $22,066              $26,377              $11,154            $25,211
                           $22,094             $20,879              $25,923              $11,174            $24,588
                           $21,657             $20,466              $26,975              $11,188            $25,419
                           $20,206             $19,095              $26,690              $11,201            $24,957
                           $16,118             $15,232              $22,830              $11,215            $21,133
                           $17,764             $16,787              $24,294              $11,228            $22,575
OCT-98                     $19,828             $18,737              $26,269              $11,255            $24,288
                           $22,759             $21,507              $27,861              $11,255            $25,774
                           $25,806             $24,387              $29,465              $11,248            $27,414
                           $26,516             $25,057              $30,697              $11,275            $28,346
                           $24,784             $23,421              $29,742              $11,289            $27,342
                           $25,476             $24,075              $30,932              $11,323            $28,346
                           $27,014             $25,529              $32,129              $11,405            $29,624
                           $28,308             $26,751              $31,371              $11,405            $29,061
                           $30,867             $29,170              $33,112              $11,405            $30,529
                           $30,624             $28,939              $32,079              $11,439            $29,604
                           $30,722             $29,032              $31,918              $11,467            $29,266
                           $29,603             $27,975              $31,044              $11,522            $28,517
OCT-99                     $31,190             $29,475              $33,009              $11,543            $30,305
                           $32,425             $30,642              $33,679              $11,550            $31,154
                           $36,712             $34,693              $35,663              $11,550            $33,141
                           $36,447             $34,443              $33,872              $11,577            $31,842
                           $41,944             $39,637              $33,232              $11,646            $32,138
                           $43,051             $40,683              $36,482              $11,741            $34,655
                           $40,038             $37,835              $35,384              $11,748            $33,435
                           $38,508             $36,390              $34,659              $11,755            $32,495
                           $42,109             $39,793              $35,512              $11,823            $33,457
                           $41,974             $39,665              $34,958              $11,843            $32,865
                           $45,621             $43,112              $37,128              $11,858            $35,304
                           $42,487             $40,150              $35,168              $11,919            $33,704
OCT-00                     $40,150             $37,942              $35,020              $11,940            $33,226
                           $36,669             $34,653              $32,261              $11,947            $30,162
                           $39,156             $37,002              $32,419              $11,940            $30,669
                           $42,429             $40,095              $33,570              $12,015            $31,718
                           $38,301             $36,194              $30,508              $12,063            $28,819
                           $36,263             $34,269              $28,577              $12,091            $26,940
                           $40,016             $37,815              $30,797              $12,139            $29,100
                           $43,186             $40,810              $31,004              $12,194            $29,333
                           $47,068             $44,479              $30,250              $12,214            $28,794
                           $43,693             $41,290              $29,954              $12,180            $28,318
                           $42,745             $40,394              $28,079              $12,180            $26,648
                           $35,239             $33,301              $25,810              $12,235            $24,297
OCT-01                     $37,526             $35,462              $26,303              $12,193            $24,863
                           $40,539             $38,310              $28,320              $12,173            $26,778
                           $41,646             $39,355              $28,570              $12,125            $27,156
                           $41,175             $38,911              $28,153              $12,153            $26,816
                           $40,261             $38,047              $27,609              $12,202            $26,269
                           $42,427             $40,094              $28,647              $12,270            $27,420
                           $41,027             $38,771              $26,911              $12,339            $25,980
                           $39,522             $37,348              $26,712              $12,339            $25,679
                           $37,708             $35,634              $24,810              $12,346            $23,830
                           $33,741             $31,885              $22,875              $12,360            $21,935
                           $32,529             $30,740              $23,026              $12,400            $22,038
                           $29,986             $28,336              $20,523              $12,428            $19,722
OCT-02                     $31,923             $30,167              $22,329              $12,448            $21,293
                           $34,413             $32,520              $23,644              $12,448            $22,581
                           $32,300             $30,523              $22,254              $12,421            $21,304
                           $31,789             $30,041              $21,671              $12,476            $20,783
                           $31,440             $29,711              $21,345              $12,572            $20,441
                           $31,022             $29,315              $21,553              $12,648            $20,656
                           $33,323             $31,491              $23,328              $12,620            $22,343
                           $36,606             $34,592              $24,558              $12,599            $23,692
                           $37,371             $35,315              $24,872              $12,613            $24,011
                           $38,757             $36,626              $25,310              $12,627            $24,562
                           $40,521             $38,292              $25,803              $12,675            $25,107
                           $39,982             $37,783              $25,530              $12,716            $24,834
OCT-03                     $43,236             $40,858              $26,975              $12,761            $26,337

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                   1 Year              5 Year             10 Year

     Fund (not adjusted for sales charge)(2)     35.44%              16.87%              15.76%
     Fund (adjusted for maximum sales charge)(2) 28.00%              15.55%              15.11%
     Russell 3000 Index(3)                       23.69%               1.63%              10.17%
     S&P 500 Index(3)                            20.80%               0.53%              10.43%

CLASS B SHARES                                   1 Year              5 Year         Since Inception
                                                                                    (March 30, 1994)
     Fund (not adjusted for sales charge)(2)     34.10%              15.81%              15.06%
     Fund (adjusted for maximum sales charge)(2) 29.10%              15.59%              15.06%
     Russell 3000 Index(3)                       23.69%               1.63%              11.04%
     S&P 500 Index(3)                            20.80%               0.53%              11.33%

CLASS C SHARES                                   1 Year              5 Year         Since Inception
                                                                                    (March 1, 2002)
     Fund (not adjusted for sales charge)(2)     34.27%                 N/A               3.43%
     Fund (adjusted for maximum sales charge)(2) 31.92%                 N/A               2.81%
     Russell 3000 Index(3)                       23.69%                 N/A               0.17%
     S&P 500 Index(3)                            20.80%                 N/A              -1.38%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The S&P 500 Index represents an unmanaged weighted index of 500 companies. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market. Effective March 1, 2003, the Russell 3000 Index replaced the S&P 500 Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices are unmanaged and assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

Note: There may be additional investment risks due to the Fund's concentration in the West Coast region of the United States. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER:
PHILIP M. FOREMAN
WM ADVISORS, INC.
The Fund is managed by an equity team led by Philip M. Foreman, Senior Portfolio Manager of WM Advisors, Inc. Mr. Foreman, CFA, was employed by WM Advisors from 1991 to 1999, and he rejoined the firm in 2002. He has investment management experience dating back to 1984. He holds a B.S. in Economics from the University of Washington and an M.B.A. in Finance from the University of Puget Sound.

PERFORMANCE REVIEW
For the 12-month period ended October 31, 2003, the WM WEST COAST EQUITY FUND posted a total return of 35.44%, which outpaced the 23.69% return of the Russell 3000 Index.3 Long-term results have also been very favorable. The Fund had an average annual total return of 16.87% for the five-year period ended October 31, 2003, and this performance surpassed the Russell 3000 Index by an average annual rate of more than 15 percentage points. (All Fund performance described above is for Class A shares not adjusted for sales charge.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003? Improving economic conditions and stronger earnings reports sustained the period's rebounding equities market. Small-cap stocks led the market advance as three years of investor aversion to risk ended. Technology was a top performing sector. Many of the firms rewarded by the market this period were those that had struggled the most through the market downturn.

The Fund generated strong performance on both a relative and an absolute basis, outpacing the Fund's benchmarks. It gained value from its small-cap stock weighting, its sector concentrations, and its stock selection. Smaller-sized companies, particularly those that could turn profits while exiting the down cycle, provided impressive results. Markets jumped at signs of profitability as the recession filtered out weaker firms. For example, Advanced Digital Imaging (+130%), a digital tape storage firm, held on to market share during the downturn in the technology sector. When markets began to rebound, its stock appreciated quickly, more than doubling in price during the period. Another firm, Schnitzer Steel (+309%), realized both pricing and volume benefits from the boom in Chinese construction. The firm has become a key exporter of scrap steel to China. Both these firms were strong contributors to the Fund's overall results for the period.

Improving economic conditions also led to performance gains within the Fund's overweightings in industrials and cyclical firms. The materials sector provided powerful results from firms such as Louisiana Pacific (+182%). Strong pricing power served the lumber firm well, and its stock nearly tripled over the period. In fact, advances in this industry have been so substantial that we believe much of it has become richly valued, so we are now planning to trim lumber positions. A materials company that did not fare too well this year was Oregon Steel Mills (-15%). The firm struggled with balance sheet issues and weak demand for steel piping in gas systems. In contrast, the financial sector performed relatively well, and our stock selection contributed to Fund results. Holdings such as East West Bancorp (+42%) and Greater Bay Bancorp (+77%) advanced amid the improving financial backdrop and favorable market conditions.

The Fund also benefited from its technology holdings, which supplied some of the period's strongest results. Among the Fund's better performers was Pixelworks (+112%), a developer of chip sets for flat panel screens. Large-cap technology positions, such as Hewlett-Packard (+41%), also provided positive results. The firm reported stronger earnings, and investors reaped the benefits. Although technology stocks advanced rapidly, not all firms participated in the gains. Microsoft (-2%) has been a core Fund holding for many years, but during the past 12 months the firm languished while the majority of the sector flourished. We maintained our heavy weighting in it because we believe it could benefit from continued improvements in capital spending. In addition, some of this sector's small-cap firms have continued to experience difficulties after struggling to maintain profitability during the downturn. The stock of InFocus (+12%), a producer of projectors for business presentations, appreciated, but it significantly trailed the overall sector.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
We maintained relatively equal weightings in small-, mid-, and large-cap stocks and benefited from the broad market advance. The Fund took advantage of the strength offered by smaller-sized firms, but we will continue to seek opportunities across the entire capitalization spectrum.

As the prospects for an improving business environment brightened, we added to firms that stand to gain from increased business investment. We purchased Hilton since we feel that business travel should improve alongside underlying economic conditions. We also favored firms that can capitalize on the long-term growth prospects in China. In addition to Schnitzer Steel, we increased our holdings in Nike (+35%) and Intel (+90%), both of which have made inroads into the Chinese market. We also added to the Fund's positions in media-related firms, such as Univision (+31%) and Knight-Ridder (+22%). This market segment could be poised for continued strength because advertising budgets are generally tied to economic conditions and can get a boost during an election year.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
We are very pleased with the strong performance generated in the past year, but we do not expect the market's advance to continue at its current pace. The first year of a recovery often coincides with a powerful market upswing--especially in small-cap equities. We plan to keep the Fund cyclically oriented, taking advantage of improving economic fundamentals and prospects for continued growth in capital spending. However, we are closely watching valuations and the Federal Reserve's stance toward short-term interest rates. We continue to seek small-, mid-, and large-size firms that have good business prospects and that are reasonably priced.

(4) Allocation percentages are based on total investment value of the portfolio as of 10/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(4)

[pie chart]

Telecommunication Services 1%
                     REITs 2%
          Consumer Staples 3%
          Cash Equivalents 4%
                    Energy 4%
                 Materials 5%
              Health Care 11%
              Industrials 13%
   Consumer Discretionary 17%
               Financials 19%
   Information Technology 21%

                             Mid Cap Stock Fund

               Value of a $10,000 Investment (Class A shares)(1)

                               [GRAPH]

                                  NAV                Sales              Inflation           S&P midcap

INCEPTION 3/1/00                $10,000              $9,450              $10,000              $10,000
                                $11,210             $10,593              $10,082              $10,837
APR-00                          $11,271             $10,651              $10,088              $10,459
                                $11,681             $11,038              $10,094              $10,328
                                $11,420             $10,792              $10,153              $10,480
                                $11,650             $11,009              $10,170              $10,645
                                $12,450             $11,765              $10,182              $11,833
                                $12,351             $11,671              $10,235              $11,752
OCT-00                          $12,580             $11,888              $10,252              $11,353
                                $12,221             $11,548              $10,259              $10,496
                                $13,460             $12,719              $10,252              $11,299
                                $13,892             $13,128              $10,317              $11,551
                                $13,842             $13,080              $10,358              $10,892
                                $13,339             $12,606              $10,382              $10,082
APR-01                          $14,072             $13,298              $10,424              $11,194
                                $14,553             $13,752              $10,471              $11,455
                                $15,014             $14,188              $10,488              $11,409
                                $14,924             $14,103              $10,459              $11,239
                                $14,482             $13,686              $10,459              $10,872
                                $13,088             $12,368              $10,506               $9,519
OCT-01                          $13,550             $12,804              $10,470               $9,940
                                $14,101             $13,326              $10,453              $10,680
                                $14,898             $14,078              $10,412              $11,232
                                $14,399             $13,607              $10,436              $11,174
                                $14,389             $13,597              $10,477              $11,187
                                $15,252             $14,413              $10,536              $11,987
APR-02                          $15,138             $14,305              $10,595              $11,930
                                $15,272             $14,432              $10,595              $11,729
                                $14,481             $13,685              $10,602              $10,870
                                $13,430             $12,691              $10,613               $9,817
                                $13,566             $12,819              $10,648               $9,866
                                $12,514             $11,826              $10,672               $9,071
OCT-02                          $12,888             $12,180              $10,689               $9,464
                                $13,555             $12,809              $10,689              $10,011
                                $13,336             $12,603              $10,666               $9,600
                                $13,098             $12,377              $10,713               $9,320
                                $12,931             $12,220              $10,795               $9,098
                                $12,994             $12,279              $10,860               $9,174
APR-03                          $13,420             $12,682              $10,837               $9,840
                                $14,429             $13,635              $10,819              $10,656
                                $14,502             $13,705              $10,831              $10,791
                                $14,742             $13,931              $10,843              $11,174
                                $15,116             $14,285              $10,884              $11,681
                                $14,929             $14,108              $10,919              $11,502
OCT-03                          $15,959             $15,081              $10,958              $12,372

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                        1 Year         Since Inception
                                                                     (March 1, 2000)
     Fund (not adjusted for sales charge)(2)          23.81%              13.57%
     Fund (adjusted for maximum sales charge)(2)      17.01%              11.84%
     S&P MidCap 400 Index(3)                          30.73%               5.98%

CLASS B SHARES                                        1 Year         Since Inception
                                                                     (March 1, 2000)
     Fund (not adjusted for sales charge)(2)          22.50%              12.50%
     Fund (adjusted for maximum sales charge)(2)      17.50%              11.90%
     S&P MidCap 400 Index(3)                          30.73%               5.98%

CLASS C SHARES                                        1 Year         Since Inception
                                                                     (March 1, 2002)
     Fund (not adjusted for sales charge)(2)          22.56%               5.32%
     Fund (adjusted for maximum sales charge)(2)      20.36%               4.67%
     S&P MidCap 400 Index(3)                          30.73%               6.24%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The S&P MidCap 400 Index represents an unmanaged weighted index of 400 mid-size companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER:
DANIEL R. COLEMAN
WM ADVISORS, INC.
The Fund is managed by an equity team led by Daniel R. Coleman, Senior Portfolio Manager of WM Advisors, Inc. Mr. Coleman joined WM Advisors in 2001, and he has investment experience dating back to 1979. He holds a B.A. in Finance from the University of Washington and an M.B.A. from New York University.

PERFORMANCE REVIEW
For the 12-month period ended October 31, 2003, the WM MID CAP STOCK FUND returned 23.81%. The Fund underperformed its benchmark, the S&P MidCap 400 Index, which advanced 30.73%.3 However, the Fund has posted an average annual total return of 13.57% since its inception, more than double the 5.98% return of its benchmark for the same period. (All Fund performance described above is for Class A shares not adjusted for sales charge.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003?
The Fund benefited from strong cyclical market performance as significant fiscal and monetary stimulus contributed to a recovery in economies and equity markets. Earnings climbed above their lows, and the asset types that had suffered the most through the downturn led the market recovery. As geopolitical uncertainty receded in April, markets responded quickly and rallied for the rest of the period, driving the Fund's results.

There were several very strong performers during the period. Among them was Country-wide Financial (+109%), which benefited from low mortgage rates and a booming refinancing business. Luxury retailer Tiffany & Co. (+81%), which we had added near the end of the previous fiscal year, also helped boost Fund performance.

Health care stocks provided mixed results, but they remain a core overweighting in the portfolio. Our position in HEALTHSOUTH hampered the Fund's results for the period. We sold a portion of this position before its price underwent a major decline, and we eliminated it when company officers received indictments, but the damage had already been done. Another health care holding that suffered during the period was AmerisourceBergen (-20%), which has been a core Fund holding. The drug distributor was a strong performer during the downturn, but it lagged the market this year. We added to our position on the stock's weakness, but it has not rebounded as much as the overall market. Better results within the health care segment came from Guidant (+73%), a manufacturer of medical devices, and Mylan Laboratories (+73%), a producer and distributor of generic pharmaceuticals.

Our investment style favors quality firms that we believe are priced attractively and have the potential for strong long-term investment performance. The period's broad-based rally benefited such firms, but it was led by riskier assets. As a result, we missed out on some relative results. For example, toy-maker Mattel lagged behind the market for the second half of the period. Yet, this firm has been a core Fund holding for the past three years and a very strong performance contributor for most of the Fund's history. We feel that the markets will eventually reward these types of high-quality firms that can generate consistent earnings over longer-term time horizons.

The market's preference for aggressive mid-cap names, plus the Fund's specific stock selection, yielded somewhat disappointing results within industrials and technology. Firms such as Lockheed Martin (-20%) did not perform as well as the overall group. We sold off a portion of the Lockheed position late in 2002, but the firm continued to experience choppy performance as prospects for additional defense contracts diminished.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
Because of their strong historical results, many firms within the portfolio have appreciated to levels near the top of mid-cap parameters, and we have begun to slowly shift assets into smaller mid-cap firms that we believe have room to grow. This does not represent a wholesale shift in style, just a trimming of positions that have done very well for the Fund. Firms such as Nike, Guidant, Lockheed Martin, Conoco, and Avon have grown to the top of the mid-cap range. The process to lower the Fund's overall capitalization levels will be slow and valuation-based. It has already begun with additions to, or new positions in, firms with lower capitalizations, such as Adobe, Tiffany & Co., Neiman Marcus, and Mandalay Resort Group, which all performed well during the period.

We remained relatively sector neutral during the period, looking for investment opportunities stock by stock. Although the technology sector rallied considerably, we were a bit underweighted and did not attempt to chase trailing performance. In contrast, our bottom-up stock selection has created overweightings in both the financial and energy sectors.

We also employ a core buy-and-hold strategy, but trim and add to positions in response to valuation shifts. For example, the stock of Hershey advanced on talks of a potential takeover, and we took some profits when it became richly valued. After the takeover fell through and the stock declined, we rebuilt the position. The stock has since rallied.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
We were pleased with the period's equity rebound, which benefited Fund performance. Although the more aggressive stocks led the summer's sharp market advance, we are watching valuations closely to find quality firms that have sustainable earnings leverage. We are also attempting to reduce the Fund's overall capitalization levels, adding to firms that in our opinion are not only priced attractively, but also have growth opportunity within the mid-cap arena. We seek firms that have strong balance sheets, good cash flows, and valuations priced below that of the overall market.

(4) Allocation percentages are based on total investment value of the portfolio as of 10/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(4)

[pie chart]

Telecommunication Services 1%
                 Materials 3%
                 Utilities 5%
          Consumer Staples 5%
          Cash Equivalents 8%
                    Energy 8%
               Industrials 9%
              Health Care 12%
   Information Technology 14%
   Consumer Discretionary 16%
               Financials 19%

                                 Growth Fund

              Value of a $10,000 Investment (Class A shares)(1)

                                   [GRAPH]

                                  NAV                Sales              Inflation             S&P500            Russell 1000
                                                                                                                   Growth
OCT-93                          $10,000              $9,450              $10,000              $10,000             $10,000
                                 $9,826              $9,286              $10,007               $9,906              $9,934
                                $10,157              $9,598              $10,007              $10,028             $10,106
                                $10,574              $9,992              $10,034              $10,364             $10,339
                                $10,470              $9,894              $10,068              $10,084             $10,151
                                $10,209              $9,647              $10,102               $9,645              $9,661
                                $10,113              $9,557              $10,117               $9,771              $9,706
                                 $9,730              $9,195              $10,124               $9,930              $9,853
                                 $9,330              $8,817              $10,158               $9,685              $9,562
                                 $9,696              $9,162              $10,185              $10,005              $9,889
                                $10,287              $9,721              $10,226              $10,412             $10,440
                                $10,322              $9,754              $10,254              $10,162             $10,297
OCT-94                          $10,609             $10,025              $10,261              $10,394             $10,540
                                $10,217              $9,655              $10,274              $10,013             $10,203
                                $10,223              $9,660              $10,274              $10,159             $10,374
                                $10,336              $9,767              $10,315              $10,423             $10,595
                                $10,658             $10,072              $10,357              $10,827             $11,039
                                $10,876             $10,278              $10,391              $11,148             $11,362
                                $11,250             $10,631              $10,425              $11,472             $11,611
                                $11,677             $11,035              $10,446              $11,926             $12,016
                                $12,347             $11,668              $10,467              $12,206             $12,479
                                $13,148             $12,425              $10,467              $12,612             $12,998
                                $13,244             $12,516              $10,494              $12,646             $13,012
                                $13,636             $12,886              $10,515              $13,176             $13,612
OCT-95                          $13,270             $12,540              $10,550              $13,130             $13,621
                                $13,862             $13,100              $10,542              $13,708             $14,151
                                $13,929             $13,163              $10,535              $13,961             $14,232
                                $14,255             $13,471              $10,597              $14,442             $14,708
                                $14,946             $14,124              $10,631              $14,580             $14,977
                                $15,054             $14,226              $10,686              $14,720             $14,996
                                $15,864             $14,991              $10,728              $14,937             $15,391
                                $16,180             $15,290              $10,748              $15,322             $15,928
                                $15,488             $14,637              $10,755              $15,385             $15,950
                                $14,403             $13,610              $10,775              $14,700             $15,016
                                $15,360             $14,515              $10,796              $15,012             $15,403
                                $16,367             $15,467              $10,830              $15,856             $16,525
OCT-96                          $15,824             $14,953              $10,865              $16,290             $16,624
                                $16,396             $15,495              $10,886              $17,526             $17,873
                                $16,285             $15,389              $10,886              $17,183             $17,523
                                $17,080             $16,140              $10,920              $18,250             $18,752
                                $16,320             $15,422              $10,954              $18,398             $18,625
                                $15,247             $14,409              $10,982              $17,632             $17,617
                                $15,478             $14,626              $10,995              $18,685             $18,787
                                $16,538             $15,628              $10,988              $19,832             $20,142
                                $17,171             $16,227              $11,001              $20,717             $20,949
                                $18,634             $17,609              $11,015              $22,362             $22,801
                                $17,632             $16,662              $11,036              $21,118             $21,467
                                $18,669             $17,642              $11,063              $22,276             $22,523
OCT-97                          $18,150             $17,151              $11,091              $21,532             $21,691
                                $18,070             $17,076              $11,084              $22,529             $22,612
                                $17,876             $16,893              $11,071              $22,916             $22,865
                                $18,431             $17,417              $11,092              $23,170             $23,549
                                $20,156             $19,047              $11,113              $24,841             $25,320
                                $21,125             $19,963              $11,134              $26,113             $26,329
                                $21,919             $20,714              $11,154              $26,377             $26,694
                                $21,251             $20,082              $11,174              $25,923             $25,936
                                $23,255             $21,976              $11,188              $26,975             $27,525
                                $23,155             $21,881              $11,201              $26,690             $27,342
                                $19,200             $18,144              $11,215              $22,830             $23,239
                                $21,517             $20,334              $11,228              $24,294             $25,024
OCT-98                          $22,223             $21,001              $11,255              $26,269             $27,035
                                $23,723             $22,418              $11,255              $27,861             $29,092
                                $28,086             $26,541              $11,248              $29,465             $31,715
                                $31,807             $30,058              $11,275              $30,697             $33,577
                                $30,755             $29,063              $11,289              $29,742             $32,044
                                $34,491             $32,594              $11,323              $30,932             $33,731
                                $36,247             $34,253              $11,405              $32,129             $33,775
                                $34,213             $32,332              $11,405              $31,371             $32,737
                                $36,954             $34,921              $11,405              $33,112             $35,030
                                $35,502             $33,549              $11,439              $32,079             $33,916
                                $36,485             $34,478              $11,467              $31,918             $34,470
                                $38,269             $36,164              $11,522              $31,044             $33,746
OCT-99                          $41,105             $38,844              $11,543              $33,009             $36,295
                                $45,602             $43,094              $11,550              $33,679             $38,253
                                $54,608             $51,605              $11,550              $35,663             $42,232
                                $54,701             $51,692              $11,577              $33,872             $40,251
                                $61,413             $58,035              $11,646              $33,232             $42,219
                                $62,487             $59,051              $11,741              $36,482             $45,241
                                $56,820             $53,695              $11,748              $35,384             $43,089
                                $51,757             $48,910              $11,755              $34,659             $40,919
                                $53,222             $50,295              $11,823              $35,512             $44,020
                                $52,381             $49,500              $11,843              $34,958             $42,185
                                $56,273             $53,178              $11,858              $37,128             $46,004
                                $53,470             $50,530              $11,919              $35,168             $41,653
OCT-00                          $51,054             $48,246              $11,940              $35,020             $39,682
                                $42,722             $40,372              $11,947              $32,261             $33,832
                                $42,589             $40,247              $11,940              $32,419             $32,762
                                $44,587             $42,134              $12,015              $33,570             $35,025
                                $36,097             $34,112              $12,063              $30,508             $29,079
                                $32,318             $30,540              $12,091              $28,577             $25,915
                                $38,135             $36,038              $12,139              $30,797             $29,192
                                $37,044             $35,007              $12,194              $31,004             $28,762
                                $35,626             $33,666              $12,214              $30,250             $28,096
                                $33,588             $31,741              $12,180              $29,954             $27,394
                                $30,243             $28,579              $12,180              $28,079             $25,154
                                $27,333             $25,830              $12,235              $25,810             $22,643
OCT-01                          $27,678             $26,155              $12,193              $26,303             $23,831
                                $29,477             $27,855              $12,173              $28,320             $26,120
                                $30,040             $28,387              $12,125              $28,570             $26,071
                                $29,093             $27,493              $12,153              $28,153             $25,610
                                $26,478             $25,022              $12,202              $27,609             $24,547
                                $27,296             $25,795              $12,270              $28,647             $25,396
                                $25,516             $24,113              $12,339              $26,911             $23,324
                                $25,098             $23,718              $12,339              $26,712             $22,759
                                $22,699             $21,450              $12,346              $24,810             $20,654
                                $20,844             $19,698              $12,360              $22,875             $19,519
                                $21,098             $19,938              $12,400              $23,026             $19,577
                                $19,318             $18,255              $12,428              $20,523             $17,546
OCT-02                          $20,844             $19,697              $12,448              $22,329             $19,156
                                $22,080             $20,865              $12,448              $23,644             $20,196
                                $20,481             $19,355              $12,421              $22,254             $18,801
                                $20,063             $18,960              $12,476              $21,671             $18,345
                                $19,736             $18,651              $12,572              $21,345             $18,260
                                $19,936             $18,839              $12,648              $21,553             $18,600
                                $21,535             $20,350              $12,620              $23,328             $19,976
                                $22,717             $21,467              $12,599              $24,558             $20,973
                                $22,844             $21,588              $12,613              $24,872             $21,261
                                $23,427             $22,138              $12,627              $25,310             $21,790
                                $24,136             $22,809              $12,675              $25,803             $22,332
                                $23,646             $22,346              $12,716              $25,530             $22,093
OCT-03                          $24,919             $23,548              $12,761              $26,975             $23,334

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                       1 Year              5 Year             10 Year

     Fund (not adjusted for sales charge)(2)         19.53%               2.32%               9.56%
     Fund (adjusted for maximum sales charge)(2)     12.93%               1.16%               8.94%
     Russell 1000 Growth Index(3)                    21.81%              -2.90%               8.84%
     S&P 500 Index(3)                                20.80%               0.53%              10.43%

CLASS B SHARES                                       1 Year              5 Year         Since Inception
                                                                                         (July 1, 1994)
     Fund (not adjusted for sales charge)(2)         18.39%               1.48%              10.24%
     Fund (adjusted for maximum sales charge)(2)     13.39%               1.10%              10.24%
     Russell 1000 Growth Index(3)                    21.81%              -2.90%              10.03%
     S&P 500 Index(3)                                20.80%               0.53%              11.60%

CLASS C SHARES                                       1 Year              5 Year         Since Inception
                                                                                        (March 1, 2002)
     Fund (not adjusted for sales charge)(2)         18.85%                 N/A              -4.19%
     Fund (adjusted for maximum sales charge)(2)     16.62%                 N/A              -4.78%
     Russell 1000 Growth Index(3)                    21.81%                 N/A              -2.99%
     S&P 500 Index(3)                                20.80%                 N/A              -1.38%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The S&P 500 Index represents an unmanaged weighted index of 500 companies. The Russell 1000 Growth Index represents the performance of those companies in the Russell 1000 Index (the 1,000 largest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Effective March 1, 2003, the Russell 1000 Growth Index replaced the S&P 500 Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices are unmanaged and assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGERS:
OPPENHEIMERFUNDS, JANUS CAPITAL MANAGEMENT, AND COLUMBIA MANAGEMENT
ADVISORS
The Fund combines the expertise of three large-cap growth fund managers: OppenheimerFunds, Janus Capital Management, and Columbia Management Advisors. WM Advisors sets the Fund's general investment process and determines the asset proportions to be guided by each subadvisor. The three subadvisors in turn provide additional expertise and complementary styles of large-cap growth investment management. As of October 31, 2003, the subadvisors managed the following percentages of the Fund's assets: OppenheimerFunds - 61%; Janus - 20%; and Columbia - 19%.

PERFORMANCE REVIEW
The WM Growth Fund took advantage of a broad-based equity market rally and posted a total return of 19.53% for the 12-month period ended October 31, 2003. Long-term results have also been favorable. The Fund generated an average annual total return of 9.56% for the ten-year period ended October 31, 2003. (All Fund performance described above is for Class A shares not adjusted for sales charge.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003? Oppenheimer cites its concentration in cyclical stocks from sectors such as consumer discretionary and technology as the period's key performance driver. Positions in these overweighted sectors benefited from an improving economy. Holdings in semi-conductor manufacturers, such as Intel Corp. (+90%), Cypress Semiconductor Corp. (+282%) and National Semiconductor Corp. (+206%), all benefited from strong operating leverage and increasing demand that yielded better-than-expected sales. Within the consumer discretionary sector, the Fund's long-time holdings among cruise ship operators, such as Royal Caribbean Cruises Ltd. (+62%) and Carnival Corp. (+34%), appreciated in response to stronger demand and steady growth.

The biggest contributor to Janus' portion of the portfolio was Internet giant Yahoo! (+189%). This firm's share price rebounded tremendously over the past 12 months. Other strong performers within information technology included Cisco Systems (+87%), which dominates the networking and communications equipment industries, and Computer Associates, a position that was added during the period. This firm develops software for business applications including enterprise management, data storage, and data security. Two stocks in the broadcasting and cable television arena also contributed significantly to Fund results. Cablevision Systems (+111%), an owner of cable programming networks, entertainment businesses, and telecommunications companies, performed very well. So did Liberty Media (+22%), which owns diverse interests in cable networks, media, and broad-band distribution. Janus' biggest source of disappointing performance was AmerisourceBergen (-20%), a wholesale distributor of pharmaceutical products and related health care services. Another health care service provider, Cardinal Health (-14%), also hampered Fund performance. Their poor results led Janus to sell both of these positions during the period.

Columbia attributes its stock selection in the information technology sector as the primary reason for relative performance results. Sector weightings in consumer discretionary, consumer staples, and health care contributed positively, but they were not sufficient to make up for weakness in certain holdings.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
By the end of the period, Oppenheimer had nearly doubled its allocation to the health care sector. It sold some holdings within the sector after prices rose above levels justified by company fundamentals, but it replaced those positions with what they believed to be other, more reasonably priced biotechnology, medical device, and generic drug stocks. Oppenheimer also trimmed the Fund's weighting in financials, especially among housing and mortgage-related stocks. These assets included Countrywide Financial Corp. and Freddie Mac, which enjoyed sizeable gains within the favorable interest rate environment. Additionally, Oppenheimer built on positions in the industrial/capital goods sector. It believes that there are significant opportunities within this sector following three years of a capital-spending drought. It also feels that recent weakness in the advertising, media, and leisure industries is related to profit taking after strong year-to-date performance. Overall, given the sharp appreciation in many holdings and Oppenheimer's valuation-sensitive discipline, this subadvisor continues to trade up and round out existing positions while seeking new opportunities.

Individual stock selection remains the primary focus of the Janus investment team, but a variety of sectors affected performance during the period. The information technology sector, which remains a slight over-weighting versus the benchmark, was Janus' strongest source of absolute performance. The consumer discretionary sector also posted very positive returns. Consumer staples and industrials had the least positive impact on this subadvisor's portion of the portfolio.

Columbia tactically over-weighted and underweighted consumer discretionary and other cyclical issues during the period. It based these decisions on the economic recovery, which has been bolstered by low interest rates and fiscal stimulus. Its overweighting in the consumer discretionary sector is due to the potential for improved economic conditions that would support a 2004 rebound in retail and advertising. Columbia also increased the technology weighting, but due to stock selection, this shift has not yet realized benefits from increased business spending or the equipment replacement cycle. Industrials and materials have been underweighted but going forward we expect to increase holdings in these sectors as these companies should benefit from a global economic expansion.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY? Oppenheimer sees favorable prospects for the U.S. economy based on factors that include improvements in industrial production and increases in manufacturing activity. Inflation and interest rates near historical lows have also set the stage for further business growth. Within this environment, Oppenheimer's investment style remains focused on a company-by-company approach. It allocates assets among a broadly based portfolio of stocks that it believes offer good prospects for growth at a reasonable price.

Janus feels that the upcoming earnings season will be telling in terms of whether recent market gains are justified by a meaningful rise in earnings. Growth in earnings could also support the premise that an economic recovery is indeed underway. Janus is also paying close attention to the possible effects on business fundamentals from energy prices, the 2004 election, and the weak U.S. dollar. Janus stresses its focus on the big picture, but credits its detailed financial modeling and creative research as the sources of its edge in selecting individual companies.

In Columbia's view, economic growth continues to strengthen, corporate earnings are recovering, and labor market trends appear to have stabilized. However, Columbia remains concerned about potentially rising interest rates and exogenous terrorist shocks that could erode business and consumer confidence.

(4) Allocation percentages are based on total investment value of the portfolio as of 10/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(4)

[pie chart]

Telecommunication Services 1%
                 Materials 1%
                    Energy 5%
          Consumer Staples 6%
          Cash Equivalents 7%
               Industrials 7%
               Financials 11%
              Health Care 16%
   Consumer Discretionary 19%
   Information Technology 27%

                            Small Cap Stock Fund

           Value of a $10,000 Investment (Class A shares)(1)

                               [GRAPH]

                                  NAV                Sales            Russell 2000           Inflation          Russell 2000
                                                                                                                   Growth
OCT-93                          $10,000              $9,450              $10,000              $10,000             $10,000
                                 $9,693              $9,160               $9,674              $10,007              $9,596
                                $10,476              $9,899              $10,005              $10,007              $9,975
                                $10,549              $9,968              $10,318              $10,034             $10,240
                                $10,527              $9,948              $10,281              $10,068             $10,195
                                $10,089              $9,534               $9,739              $10,102              $9,569
                                 $9,849              $9,307               $9,797              $10,117              $9,584
                                 $9,834              $9,293               $9,687              $10,124              $9,369
                                 $9,492              $8,969               $9,360              $10,158              $8,969
                                 $9,922              $9,376               $9,514              $10,185              $9,097
                                $10,352              $9,782              $10,044              $10,226              $9,765
                                $10,417              $9,844              $10,010              $10,254              $9,806
OCT-94                          $11,001             $10,395               $9,970              $10,261              $9,910
                                $10,235              $9,672               $9,567              $10,274              $9,509
                                $10,440              $9,866               $9,823              $10,274              $9,733
                                $10,500              $9,922               $9,699              $10,315              $9,534
                                $10,738             $10,148              $10,103              $10,357              $9,975
                                $10,723             $10,134              $10,276              $10,391             $10,266
                                $10,626             $10,042              $10,504              $10,425             $10,420
                                $10,641             $10,056              $10,684              $10,446             $10,557
                                $11,536             $10,902              $11,239              $10,467             $11,284
                                $12,379             $11,698              $11,886              $10,467             $12,163
                                $12,767             $12,064              $12,132              $10,494             $12,313
                                $13,341             $12,607              $12,350              $10,515             $12,566
OCT-95                          $12,804             $12,100              $11,798              $10,550             $11,948
                                $12,998             $12,283              $12,293              $10,542             $12,475
                                $13,807             $13,048              $12,618              $10,535             $12,752
                                $13,605             $12,857              $12,604              $10,597             $12,646
                                $14,328             $13,540              $12,997              $10,631             $13,223
                                $15,254             $14,415              $13,262              $10,686             $13,484
                                $15,689             $14,826              $13,972              $10,728             $14,520
                                $16,295             $15,399              $14,522              $10,748             $15,265
                                $15,681             $14,819              $13,925              $10,755             $14,273
                                $13,769             $13,011              $12,710              $10,775             $12,530
                                $14,865             $14,047              $13,448              $10,796             $13,457
                                $15,378             $14,532              $13,974              $10,830             $14,150
OCT-96                          $14,872             $14,054              $13,759              $10,865             $13,540
                                $15,050             $14,223              $14,325              $10,886             $13,917
                                $14,980             $14,156              $14,701              $10,886             $14,188
                                $14,515             $13,717              $14,995              $10,920             $14,543
                                $14,168             $13,389              $14,630              $10,954             $13,665
                                $13,053             $12,335              $13,940              $10,982             $12,700
                                $13,104             $12,384              $13,979              $10,995             $12,553
                                $14,675             $13,868              $15,533              $10,988             $14,439
                                $15,444             $14,595              $16,200              $11,001             $14,929
                                $15,563             $14,707              $16,953              $11,015             $15,693
                                $15,716             $14,852              $17,341              $11,036             $16,164
                                $16,747             $15,826              $18,611              $11,063             $17,454
OCT-97                          $16,425             $15,522              $17,794              $11,091             $16,405
                                $16,509             $15,601              $17,678              $11,084             $16,014
                                $16,871             $15,943              $17,987              $11,071             $16,024
                                $16,673             $15,756              $17,703              $11,092             $15,811
                                $18,052             $17,059              $19,011              $11,113             $17,207
                                $18,875             $17,837              $19,795              $11,134             $17,930
                                $18,741             $17,711              $19,904              $11,154             $18,039
                                $17,371             $16,416              $18,831              $11,174             $16,727
                                $17,443             $16,483              $18,870              $11,188             $16,898
                                $16,119             $15,232              $17,344              $11,201             $15,487
                                $12,440             $11,756              $13,976              $11,215             $11,913
                                $13,559             $12,813              $15,070              $11,228             $13,121
OCT-98                          $14,544             $13,744              $15,685              $11,255             $13,806
                                $16,073             $15,189              $16,507              $11,255             $14,877
                                $17,703             $16,730              $17,528              $11,248             $16,223
                                $17,587             $16,619              $17,761              $11,275             $16,953
                                $15,937             $15,060              $16,323              $11,289             $15,402
                                $15,822             $14,952              $16,577              $11,323             $15,950
                                $16,542             $15,632              $18,063              $11,405             $17,359
                                $17,674             $16,701              $18,326              $11,405             $17,387
                                $19,091             $18,041              $19,155              $11,405             $18,303
                                $19,662             $18,580              $18,630              $11,439             $17,737
                                $19,333             $18,270              $17,941              $11,467             $17,074
                                $19,724             $18,639              $17,944              $11,522             $17,403
OCT-99                          $20,740             $19,599              $18,016              $11,543             $17,849
                                $23,975             $22,657              $19,092              $11,550             $19,736
                                $30,381             $28,710              $21,253              $11,550             $23,213
                                $32,639             $30,843              $20,911              $11,577             $22,997
                                $43,289             $40,908              $24,363              $11,646             $28,348
                                $38,419             $36,306              $22,757              $11,741             $25,369
                                $30,585             $28,903              $21,387              $11,748             $22,807
                                $28,102             $26,556              $20,141              $11,755             $20,809
                                $34,559             $32,659              $21,897              $11,823             $23,497
                                $32,925             $31,114              $21,192              $11,843             $21,484
                                $36,398             $34,396              $22,809              $11,858             $23,744
                                $34,047             $32,174              $22,138              $11,919             $22,564
OCT-00                          $31,851             $30,099              $21,151              $11,940             $20,732
                                $26,742             $25,271              $18,979              $11,947             $16,967
                                $26,881             $25,403              $20,609              $11,940             $18,005
                                $31,066             $29,358              $21,682              $12,015             $19,462
                                $25,095             $23,715              $20,260              $12,063             $16,793
                                $21,035             $19,878              $19,269              $12,091             $15,267
                                $24,140             $22,812              $20,776              $12,139             $17,136
                                $25,719             $24,304              $21,287              $12,194             $17,533
                                $28,602             $27,028              $22,022              $12,214             $18,012
                                $23,974             $22,655              $20,830              $12,180             $16,475
                                $22,310             $21,083              $20,158              $12,180             $15,446
                                $16,795             $15,871              $17,444              $12,235             $12,954
OCT-01                          $18,846             $17,809              $18,465              $12,193             $14,200
                                $21,575             $20,388              $19,894              $12,173             $15,386
                                $23,348             $22,064              $21,121              $12,125             $16,345
                                $20,987             $19,833              $20,902              $12,153             $15,763
                                $18,715             $17,685              $20,329              $12,202             $14,743
                                $21,134             $19,972              $21,964              $12,270             $16,024
                                $18,167             $17,168              $22,163              $12,339             $15,678
                                $16,042             $15,159              $21,179              $12,339             $14,761
                                $14,684             $13,877              $20,129              $12,346             $13,509
                                $12,057             $11,394              $17,089              $12,360             $11,433
                                $11,570             $10,934              $17,045              $12,400             $11,427
                                $10,847             $10,251              $15,821              $12,428             $10,602
OCT-02                          $12,116             $11,450              $16,328              $12,448             $11,138
                                $13,843             $13,081              $17,786              $12,448             $12,243
                                $12,279             $11,603              $16,795              $12,421             $11,398
                                $12,411             $11,729              $16,330              $12,476             $11,089
                                $11,865             $11,212              $15,837              $12,572             $10,793
                                $11,643             $11,003              $16,041              $12,648             $10,956
                                $12,897             $12,188              $17,562              $12,620             $11,993
                                $15,184             $14,349              $19,446              $12,599             $13,345
                                $15,406             $14,558              $19,798              $12,613             $13,602
                                $16,527             $15,618              $21,037              $12,627             $14,630
                                $17,428             $16,469              $22,002              $12,675             $15,416
                                $17,531             $16,566              $21,596              $12,716             $15,026
OCT-03                          $19,803             $18,713              $23,409              $12,761             $16,324

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                        1 Year              5 Year             10 Year
     Fund (not adjusted for sales charge)(2)          63.46%               6.37%               7.07%
     Fund (adjusted for maximum sales charge)(2)      54.43%               5.17%               6.47%
     Russell 2000 Growth Index(3)                     46.56%               3.41%               5.02%
     Russell 2000 Index(3)                            43.36%               8.34%               8.88%

CLASS B SHARES                                        1 Year              5 Year         Since Inception
                                                                                          (July 1, 1994)
     Fund (not adjusted for sales charge)(2)          61.62%               5.37%               7.27%
     Fund (adjusted for maximum sales charge)(2)      56.62%               5.04%               7.27%
     Russell 2000 Growth Index(3)                     46.56%               3.41%               6.63%
     Russell 2000 Index(3)                            43.36%               8.34%              10.32%

CLASS C SHARES                                        1 Year              5 Year         Since Inception
                                                                                         (March 1, 2002)
     Fund (not adjusted for sales charge)(2)          62.53%                 N/A               2.83%
     Fund (adjusted for maximum sales charge)(2)      60.01%                 N/A               2.20%
     Russell 2000 Growth Index(3)                     46.56%                 N/A               6.30%
     Russell 2000 Index(3)                            43.36%                 N/A               8.83%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Russell 2000 Index represents the 2,000 smallest companies included in the Russell 3000 Index and is used to measure the small-cap market. The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Effective March 1, 2003, the Russell 2000 Growth Index replaced the Russell 2000 Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices are unmanaged and assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. There may be additional risks associated with emerging markets. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER:
LINDA C. OLSON
WM ADVISORS, INC.
The Fund is managed by an equity team led by Linda C. Olson, Senior Portfolio Manager of WM Advisors, Inc. Ms. Olson holds the Chartered Financial Analyst designation, and she is a Certified Financial Planner. She joined WM Advisors in 1997 and has investment experience dating back to 1983. Ms. Olson graduated magna cum laude from the University of Washington and has participated in the Wharton Executive Education program.

PERFORMANCE REVIEW
For the 12-month period ended October 31, 2003, the WM SMALL CAP STOCK FUND posted very strong results on both an absolute and a relative basis. For the period, the Fund generated a total return of 63.46%. These results significantly outpaced those of its benchmark, the Russell 2000 Growth Index, which advanced 46.56%.3 (All Fund performance described above is for Class A shares not adjusted for sales charge.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003?
A sharp turnaround in the technology sector characterized the period, and the Fund benefited from its large overweighting in small-cap technology positions. Market sentiment experienced a turnaround over the course of the past year as well. Throughout most of 2002, investors were extremely risk averse and assets with higher degrees of perceived risk struggled considerably. This trend reversed in October of that year. Investors' appetite for risk increased quickly, and the asset classes that had suffered the most through the downturn began to lead the recovery. This was definitely the case for small-cap growth stocks, and it was particularly true in the technology sector. Although geopolitical uncertainty derailed the rally in early 2003, small-cap stocks recovered to post very strong results over the remainder of the period.

Just as investors overzealously invested in emerging companies during the late-1990s boom, they quickly dumped these firms during the down-turn that followed from 2000 through 2002. Many of these emerging companies went out of business, but the ones that were able to continue operations and grow to profitability were amply rewarded during the period in 2003. The overall market advance was supported by a global economic recovery on the heels of significant worldwide monetary stimulus. Technology spending reemerged, and capital expenditures climbed above the significant lows of the past few years. However, they have yet to return to levels reached in the late 1990s. Prevailing overcapacity issues may need to be worked through before firms will make strong spending and hiring commitments. Yet, the period's bump in spending certainly helped small-cap technology firms.

The Fund benefited from both strong stock selection and favorable sector allocations. Its large overweighting in the technology sector and very strong performance from, accounted for a large portion of the Fund's advance over its benchmark. The Fund's holdings within the sector outpaced the market as well. For example, Primus Knowledge Solutions (+678%) skyrocketed after suffering alongside its entire industry during the past few years. The firm provides software applications to improve customer service. Once it reached profitability, investors bid its stock price up quickly. Corillian (+337%) is a technology solutions provider for financial services firms and was one of the strongest contributors to Fund results. Lionbridge Technologies (+273%) benefited from weakening competition and a well-executed plan. It specializes in software testing and localization, as well as translation of software and Internet applications. Another strong performer was Click2Learn (+167%), which focuses on on-line learning and training. These products were not a priority for firms during the cost-cutting of recent years. As many of its competitors struggled and went out of business, Click2Learn merged with one of its competitors and is now emerging as a leader in its industry.

Biotechnology positions also contributed to overall results. The sector benefited from the shift in market preferences back to riskier assets, as well as the appointment of a new commissioner of the Food and Drug Administration (FDA). The new FDA regime has been somewhat more prone to approval of new products than the prior administration and pharmaceutical firms have benefited. Dendreon (+149%) was one of the strongest contributors to overall performance. It is currently developing a vaccine for prostate cancer.

Despite the very strong overall performance, not all Fund holdings advanced during the period. Onyx Software (-44%) was impacted by an over-extension in real estate spending as the firm struggled to match capacity and growth during the boom and subsequent downturn. We still believe in their product and continue to hold the stock in the portfolio. In addition, Corixa (-30%) suffered as lackluster sales of a competitor's drug helped to push its market segment lower. First Consulting Group (+1%) which has been a Fund holding for quite some time, struggled this year despite the sharp rally in small-cap stocks.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
A major initiative during the year was the process of trimming positions that had done very well and become richly valued. Some firms also advanced so quickly that they represented too large a relative position in the Fund's portfolio. Such gains led us to lock in profits and take advantage of other opportunities in the market.

Currently, we are slowly reducing the large overweighting in technology-based sectors relative to the Russell 2000 Growth Index, which is comprised of 30% technology stocks. This process funded the addition of some consumer stocks, such as retailer AnnTaylor Stores, which has done well so far in 2003. We will continue to methodically trim technology positions that have become fairly valued and use the profits to spread out overall sector allocations.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
Equity market conditions have dramatically improved over the past 12 months. There continues to be positive news in the small-cap arena, but we are carefully watching valuations and market sentiment. With memories of difficult market performance fresh in investors' minds, sentiment can change abruptly if fundamentals fail to support the quick market advance. We do not believe that the hyper-rebound in the small-cap arena can continue at its current pace. Market scrutiny may now focus on whether or not firms can continue to increase capital investment or build sustainable profits and earnings. We will continue to scour the small-cap market for emerging companies that possess good business models and strong growth potential.

(4) Allocation percentages are based on total investment value of the portfolio as of 10/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

(5) Represents an industry within the Information Technology sector which represented 40% of the Fund's total net assets as of 10/31/03.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(4)

[pie chart]

      Computers & Peripherals(5) 1%
                       Materials 1%
      Telecommunication Services 1%
     Communications Equipment(5) 2%
                Consumer Staples 4%
                          Energy 4%
                     Industrials 6%
                  IT Services(5) 6%
               Semiconductors(5) 6%
                      Financials 9%
Internet Software & Services(5) 11%
                    Software(5) 14%
         Consumer Discretionary 15%
                    Health Care 20%

                          International Growth Fund

               Value of a $10,000 Investment (Class A shares)(1)

                               [GRAPH]

                                                                                                MS
                                                                                           International
                                                                                               EAFE
                                  NAV                Sales              Inflation              Index

OCT-93                          $10,000              $9,450              $10,000              $10,000
                                 $9,434              $8,915              $10,007               $9,128
                                 $9,974              $9,426              $10,007               $9,789
                                $10,676             $10,089              $10,034              $10,619
                                $10,396              $9,824              $10,068              $10,591
                                 $9,881              $9,337              $10,102              $10,137
                                $10,180              $9,620              $10,117              $10,570
                                $10,208              $9,647              $10,124              $10,512
                                $10,049              $9,497              $10,158              $10,663
                                $10,330              $9,762              $10,185              $10,768
                                $10,555              $9,974              $10,226              $11,025
                                $10,208              $9,647              $10,254              $10,680
OCT-94                          $10,405              $9,833              $10,261              $11,038
                                 $9,965              $9,417              $10,274              $10,510
                                 $9,843              $9,302              $10,274              $10,578
                                 $9,331              $8,817              $10,315              $10,174
                                 $9,202              $8,696              $10,357              $10,148
                                 $9,370              $8,855              $10,391              $10,784
                                 $9,666              $9,134              $10,425              $11,193
                                 $9,755              $9,218              $10,446              $11,062
                                 $9,646              $9,116              $10,467              $10,870
                                $10,070              $9,516              $10,467              $11,550
                                 $9,942              $9,395              $10,494              $11,112
                                $10,021              $9,470              $10,515              $11,332
OCT-95                           $9,814              $9,274              $10,550              $11,031
                                 $9,912              $9,367              $10,542              $11,341
                                $10,323              $9,755              $10,535              $11,800
                                $10,687             $10,099              $10,597              $11,851
                                $10,604             $10,020              $10,631              $11,893
                                $10,697             $10,109              $10,686              $12,149
                                $10,853             $10,256              $10,728              $12,505
                                $10,812             $10,217              $10,748              $12,277
                                $10,916             $10,315              $10,755              $12,350
                                $10,396              $9,824              $10,775              $11,992
                                $10,520              $9,942              $10,796              $12,020
                                $10,760             $10,168              $10,830              $12,343
OCT-96                          $10,687             $10,099              $10,865              $12,219
                                $11,165             $10,551              $10,886              $12,708
                                $11,151             $10,538              $10,886              $12,548
                                $11,204             $10,588              $10,920              $12,111
                                $11,300             $10,678              $10,954              $12,312
                                $11,215             $10,598              $10,982              $12,360
                                $11,385             $10,759              $10,995              $12,428
                                $12,098             $11,433              $10,988              $13,240
                                $12,609             $11,915              $11,001              $13,973
                                $13,035             $12,318              $11,015              $14,202
                                $11,928             $11,272              $11,036              $13,144
                                $12,566             $11,875              $11,063              $13,883
OCT-97                          $11,173             $10,558              $11,091              $12,820
                                $10,928             $10,327              $11,084              $12,691
                                $10,873             $10,275              $11,071              $12,806
                                $10,956             $10,353              $11,092              $13,395
                                $11,655             $11,014              $11,113              $14,257
                                $12,283             $11,608              $11,134              $14,699
                                $12,591             $11,899              $11,154              $14,818
                                $12,484             $11,798              $11,174              $14,750
                                $12,081             $11,417              $11,188              $14,865
                                $12,212             $11,540              $11,201              $15,020
                                $10,482              $9,906              $11,215              $13,162
                                 $9,973              $9,425              $11,228              $12,762
OCT-98                          $10,495              $9,917              $11,255              $14,095
                                $11,075             $10,466              $11,255              $14,821
                                $11,318             $10,695              $11,248              $15,410
                                $11,441             $10,812              $11,275              $15,368
                                $11,095             $10,485              $11,289              $15,005
                                $11,516             $10,883              $11,323              $15,636
                                $11,924             $11,268              $11,405              $16,272
                                $11,444             $10,815              $11,405              $15,437
                                $12,198             $11,527              $11,405              $16,042
                                $12,692             $11,994              $11,439              $16,524
                                $12,878             $12,169              $11,467              $16,588
                                $13,149             $12,426              $11,522              $16,759
OCT-99                          $13,767             $13,010              $11,543              $17,391
                                $14,855             $14,038              $11,550              $17,999
                                $16,970             $16,037              $11,550              $19,618
                                $16,083             $15,198              $11,577              $18,374
                                $16,596             $15,683              $11,646              $18,872
                                $17,021             $16,085              $11,741              $19,608
                                $16,221             $15,329              $11,748              $18,580
                                $15,471             $14,621              $11,755              $18,131
                                $16,333             $15,435              $11,823              $18,843
                                $15,396             $14,549              $11,843              $18,057
                                $15,684             $14,821              $11,858              $18,218
                                $14,421             $13,628              $11,919              $17,335
OCT-00                          $13,709             $12,955              $11,940              $16,929
                                $13,147             $12,424              $11,947              $16,298
                                $13,382             $12,646              $11,940              $16,881
                                $13,688             $12,936              $12,015              $16,873
                                $12,503             $11,815              $12,063              $15,609
                                $11,798             $11,149              $12,091              $14,575
                                $12,836             $12,130              $12,139              $15,597
                                $12,290             $11,614              $12,194              $15,059
                                $11,718             $11,073              $12,214              $14,449
                                $11,345             $10,721              $12,180              $14,188
                                $10,985             $10,381              $12,180              $13,832
                                 $9,707              $9,173              $12,235              $12,433
OCT-01                          $10,146              $9,588              $12,193              $12,752
                                $10,719             $10,129              $12,173              $13,222
                                $10,877             $10,279              $12,125              $13,301
                                $10,367              $9,797              $12,153              $12,595
                                $10,448              $9,873              $12,202              $12,684
                                $11,039             $10,432              $12,270              $13,377
                                $11,026             $10,420              $12,339              $13,473
                                $11,053             $10,445              $12,339              $13,657
                                $10,555              $9,975              $12,346              $13,119
                                 $9,521              $8,997              $12,360              $11,825
                                 $9,387              $8,870              $12,400              $11,801
                                 $8,423              $7,959              $12,428              $10,537
OCT-02                           $9,096              $8,595              $12,448              $11,105
                                 $9,660              $9,129              $12,448              $11,610
                                 $9,180              $8,675              $12,421              $11,220
                                 $8,815              $8,330              $12,476              $10,753
                                 $8,612              $8,139              $12,572              $10,507
                                 $8,328              $7,870              $12,648              $10,309
                                 $9,127              $8,625              $12,620              $11,331
                                 $9,614              $9,085              $12,599              $12,028
                                 $9,817              $9,277              $12,613              $12,325
                                $10,182              $9,622              $12,627              $12,626
                                $10,466              $9,890              $12,675              $12,933
                                $10,656             $10,070              $12,716              $13,334
OCT-03                          $11,346             $10,722              $12,761              $14,166

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                                       1 Year              5 Year              10 Year
     Fund (not adjusted for sales charge)(2)                         24.75%               1.57%               1.27%
     Fund (adjusted for maximum sales charge)(2)                     17.94%               0.41%               0.69%
     Morgan Stanley Capital International EAFE Index(3)              27.57%               0.09%               3.54%

CLASS B SHARES                                                       1 Year              5 Year           Since Inception
                                                                                                          (July 1, 1994)
     Fund (not adjusted for sales charge)(2)                         23.35%               0.63%               0.46%
     Fund (adjusted for maximum sales charge)(2)                     18.35%               0.24%               0.46%
     Morgan Stanley Capital International EAFE Index(3)              27.57%               0.09%               3.09%

CLASS C SHARES                                                       1 Year              5 Year           Since Inception
                                                                                                          (March 1, 2002)
     Fund (not adjusted for sales charge)(2)                         23.57%                 N/A               4.18%
     Fund (adjusted for maximum sales charge)(2)                     21.26%                 N/A               3.53%
     Morgan Stanley Capital International EAFE Index(3)              27.57%                 N/A               6.84%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Morgan Stanley Capital International (MSCI) EAFE Index is a broad-based unmanaged index of equity markets representing 21 countries. It includes the stock markets of Europe, Australasia, and the Far East weighted by capitalization. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER:
CAPITAL GUARDIAN TRUST COMPANY
The Fund is managed by an international equity team at Capital Guardian Trust Company. Nine portfolio managers and 30 analysts share the management responsibilities for the Fund. The managers average over 24 years of investment experience and have been with the firm for an average of 21 years. The firm has managed the Fund since June 1999.

PERFORMANCE REVIEW
For the 12-month period ending October 31, 2003, the WM INTERNATIONAL GROWTH FUND posted a total return of 24.75%. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 27.57%.(3) Global markets advanced for much of the period and closed it with results that outpaced domestic markets. (All Fund performance described above is for Class A shares not adjusted for sales charge.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003? International equity markets surged toward the end of the year, building on fresh evidence of improving global economies and corporate profits. For the first time in several years, Pacific markets outperformed the larger European markets by a wide margin. Currency movements played a significant role in Fund performance, particularly after a recent call by G-7 leaders for greater exchange rate flexibility. The Fund's underweighted positions in the yen, euro, and British pound were the year's main performance detractors as the U.S. dollar weakened against all three currencies.

Technology stocks, especially those in the semiconductor production equipment sector, boosted portfolio returns, and the Fund took this opportunity to take profits in several of these holdings. The Fund's slight over-weighting in materials stocks, such as BHP Billiton and Nitto Denko, also added to performance results.

Conversely, significant positions in insurance and reinsurance companies detracted from the Fund's performance. In 2003, these companies engaged in forced selling of securities to meet solvency requirements, which, in turn, perpetuated a vicious cycle of losses and more forced selling. Swiss Reinsurance, DBS Group, and AEGON were three of the top detractors during the year.

The Fund's telecommunications holdings also hampered performance. The market had already discounted the debt reduction efforts of many European diversified operators, so their stock prices remained flat following earlier gains. European wireless and equipment holdings were also weaker due to market concerns about future growth. Media holdings underperformed as well after the improved industry environment Capital Guardian had expected took longer to materialize.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
There were no major shifts in portfolio strategy during the period. Capital Guardian constructs the Fund's portfolio from the bottom up. As a result, it does not make sector or country shifts, other than those that may arise from adjustments in individual holdings. Major shifts in these were few, leading the Fund to experience only 19% turnover this fiscal year.

Although the portfolio maintained its overall appearance in terms of over- and underweighted positions, Capital Guardian added to several individual holdings. One of these was Royal Dutch Petroleum, which ended the period where it began--as the Fund's fourth largest position. Underperformance during the period masked the fact that the subadvisor added to this position. It did so because it believes the firm, one of the world's largest fully integrated oil companies, is also one of the most undervalued of the major oil concerns. The company's new management is restructuring and cutting costs while extending its capital base through the acquisitions of Penzoil and Enterprise Oil. Improving this expanded capital base remains the firm's focus going forward, and the subadvisor believes this stock offers an attractive dividend yield.

Capital Guardian also added to the Fund's position in Sanofi-Synthelabo, which closed the period as the third largest portfolio holding. This French pharmaceutical manufacturer received a share price bounce despite market concerns about challenges from generic drugs. Sanofi's drugs Avapro/Aprovel (for hypertension), Stilnox/Ambien (for insomnia), and Plavix (for blood-thinning) have been selling well, and Capital Guardian believes these companies have good internal growth potential. Its attractive earnings profile features a strong product pipeline, good management, and the ability to exceed consensus earnings estimates despite currency risk.

Firms that were trimmed include Nokia, NTT DoCoMo, AstraZeneca,
Nissan Motor Co., and Vodafone. There were no major holdings eliminated from the portfolio during the period.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY? Capital Guardian continues to find compelling value and dividend yields in international markets. Price-to-book values of foreign companies within a variety of industries look attractive relative to historical comparisons. Falling debt burdens and improving cash flows are also leading to rising dividend payout ratios. Telecommunications operators, for example, are enjoying attributes similar to the investment benefits typical of utilities: high free cash flows, the payment of dividends, and the potential for higher dividends. The markets largely overlooked these attributes during this past quarter, and as a long-term investor, Capital Guardian finds them an attractive opportunity. In contrast, it believes the recent domestic equity market rebound rewarded a number of companies lacking the long-term fundamentals to support current valuations.

(4) Allocation percentages are based on total investment value of the portfolio as of 10/31/03.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(4)

[pie chart]

       Australia 2%
          Norway 2%
       Singapore 2%
       Hong Kong 3%
           Spain 3%
          Canada 4%
Cash Equivalents 5%
         Germany 5%
           Other 7%
     Switzerland 8%
    Netherlands 10%
         France 11%
 United Kingdom 17%
          Japan 21%

                           Short Term Income Fund

               Value of a $10,000 Investment (Class A shares)(1)
                                   [GRAPH]

                                                                                                ML             Citigroup Broad
                                                                                            (1-3 yrs.)         Investment-Grade
                                                                                            Corporate          Credit 1-3 Years
                                  NAV                Sales              Inflation              Index                 Index

OCT-93                          $10,000              $9,650              $10,000              $10,000               $10,000
                                $10,005              $9,655              $10,007              $10,000               $10,015
                                $10,052              $9,700              $10,007              $10,052               $10,063
                                $10,098              $9,745              $10,034              $10,137               $10,139
                                $10,063              $9,711              $10,068              $10,072               $10,092
                                 $9,947              $9,599              $10,102              $10,022               $10,040
                                 $9,908              $9,561              $10,117               $9,984               $10,006
                                 $9,915              $9,568              $10,124               $9,998               $10,019
                                 $9,927              $9,580              $10,158              $10,036               $10,056
                                 $9,981              $9,632              $10,185              $10,138               $10,150
                                 $9,989              $9,639              $10,226              $10,179               $10,193
                                 $9,993              $9,644              $10,254              $10,162               $10,175
OCT-94                           $9,997              $9,647              $10,261              $10,188               $10,201
                                $10,002              $9,652              $10,274              $10,147               $10,158
                                 $9,842              $9,497              $10,274              $10,171               $10,181
                                 $9,851              $9,507              $10,315              $10,313               $10,327
                                 $9,942              $9,594              $10,357              $10,461               $10,480
                                $10,037              $9,685              $10,391              $10,541               $10,549
                                $10,130              $9,776              $10,425              $10,641               $10,652
                                $10,357              $9,995              $10,446              $10,846               $10,854
                                $10,366             $10,003              $10,467              $10,913               $10,917
                                $10,375             $10,012              $10,467              $10,961               $10,972
                                $10,472             $10,105              $10,494              $11,000               $11,045
                                $10,524             $10,156              $10,515              $11,060               $11,102
OCT-95                          $10,625             $10,253              $10,550              $11,161               $11,199
                                $10,726             $10,351              $10,542              $11,265               $11,300
                                $10,829             $10,450              $10,535              $11,361               $11,393
                                $10,933             $10,550              $10,597              $11,458               $11,495
                                $10,852             $10,472              $10,631              $11,420               $11,456
                                $10,815             $10,437              $10,686              $11,422               $11,453
                                $10,776             $10,399              $10,728              $11,436               $11,462
                                $10,786             $10,408              $10,748              $11,464               $11,497
                                $10,890             $10,509              $10,755              $11,556               $11,582
                                $10,950             $10,567              $10,775              $11,608               $11,629
                                $10,963             $10,579              $10,796              $11,651               $11,674
                                $11,069             $10,682              $10,830              $11,763               $11,787
OCT-96                          $11,171             $10,780              $10,865              $11,906               $11,929
                                $11,268             $10,874              $10,886              $12,008               $12,023
                                $11,274             $10,879              $10,886              $12,009               $12,026
                                $11,278             $10,883              $10,920              $12,069               $12,093
                                $11,337             $10,940              $10,954              $12,104               $12,121
                                $11,349             $10,952              $10,982              $12,117               $12,119
                                $11,404             $11,005              $10,995              $12,226               $12,217
                                $11,506             $11,104              $10,988              $12,315               $12,306
                                $11,560             $11,156              $11,001              $12,408               $12,398
                                $11,720             $11,310              $11,015              $12,563               $12,555
                                $11,727             $11,317              $11,036              $12,573               $12,560
                                $11,780             $11,368              $11,063              $12,675               $12,664
OCT-97                          $11,840             $11,425              $11,091              $12,762               $12,745
                                $11,846             $11,431              $11,084              $12,784               $12,767
                                $11,925             $11,508              $11,071              $12,867               $12,849
                                $12,034             $11,613              $11,092              $13,001               $12,980
                                $12,030             $11,609              $11,113              $13,014               $12,997
                                $12,084             $11,661              $11,134              $13,080               $13,060
                                $12,139             $11,714              $11,154              $13,148               $13,130
                                $12,192             $11,765              $11,174              $13,228               $13,207
                                $12,246             $11,817              $11,188              $13,299               $13,275
                                $12,301             $11,870              $11,201              $13,368               $13,345
                                $12,463             $12,027              $11,215              $13,479               $13,448
                                $12,625             $12,183              $11,228              $13,658               $13,630
OCT-98                          $12,628             $12,186              $11,255              $13,685               $13,649
                                $12,625             $12,183              $11,255              $13,732               $13,694
                                $12,678             $12,234              $11,248              $13,795               $13,760
                                $12,734             $12,288              $11,275              $13,867               $13,849
                                $12,674             $12,231              $11,289              $13,826               $13,805
                                $12,779             $12,332              $11,323              $13,955               $13,926
                                $12,832             $12,383              $11,405              $14,014               $13,990
                                $12,777             $12,329              $11,405              $13,998               $13,972
                                $12,775             $12,328              $11,405              $14,039               $14,015
                                $12,831             $12,382              $11,439              $14,073               $14,036
                                $12,835             $12,386              $11,467              $14,088               $14,072
                                $12,969             $12,515              $11,522              $14,204               $14,178
OCT-99                          $12,987             $12,532              $11,543              $14,253               $14,225
                                $13,045             $12,589              $11,550              $14,292               $14,272
                                $13,048             $12,591              $11,550              $14,333               $14,308
                                $13,051             $12,594              $11,577              $14,332               $14,318
                                $13,109             $12,651              $11,646              $14,436               $14,424
                                $13,171             $12,710              $11,741              $14,522               $14,497
                                $13,174             $12,713              $11,748              $14,517               $14,494
                                $13,235             $12,772              $11,755              $14,558               $14,541
                                $13,414             $12,945              $11,823              $14,731               $14,722
                                $13,477             $13,006              $11,843              $14,856               $14,842
                                $13,542             $13,068              $11,858              $14,972               $14,970
                                $13,664             $13,186              $11,919              $15,114               $15,118
OCT-00                          $13,728             $13,248              $11,940              $15,111               $15,124
                                $13,853             $13,368              $11,947              $15,259               $15,266
                                $14,041             $13,550              $11,940              $15,423               $15,450
                                $14,229             $13,731              $12,015              $15,668               $15,743
                                $14,294             $13,793              $12,063              $15,784               $15,871
                                $14,425             $13,920              $12,091              $15,950               $16,018
                                $14,493             $13,986              $12,139              $15,991               $16,070
                                $14,562             $14,053              $12,194              $16,124               $16,217
                                $14,631             $14,119              $12,214              $16,195               $16,292
                                $14,824             $14,305              $12,180              $16,433               $16,526
                                $14,954             $14,431              $12,180              $16,554               $16,662
                                $15,083             $14,555              $12,235              $16,766               $16,839
OCT-01                          $15,279             $14,744              $12,193              $16,922               $16,989
                                $15,091             $14,563              $12,173              $16,885               $16,972
                                $15,158             $14,627              $12,125              $16,900               $16,965
                                $15,223             $14,690              $12,153              $16,921               $17,019
                                $15,285             $14,750              $12,202              $16,951               $17,055
                                $15,158             $14,628              $12,270              $16,887               $16,974
                                $15,352             $14,815              $12,339              $17,022               $17,113
                                $15,483             $14,941              $12,339              $17,158               $17,262
                                $15,548             $15,004              $12,346              $17,249               $17,322
                                $15,484             $14,942              $12,360              $17,325               $17,421
                                $15,616             $15,069              $12,400              $17,453               $17,564
                                $15,744             $15,193              $12,428              $17,627               $17,741
OCT-02                          $15,611             $15,065              $12,448              $17,601               $17,694
                                $15,746             $15,195              $12,448              $17,751               $17,825
                                $16,012             $15,451              $12,421              $18,003               $18,097
                                $16,143             $15,578              $12,476              $18,099               $18,172
                                $16,266             $15,697              $12,572              $18,260               $18,324
                                $16,254             $15,686              $12,648              $18,315               $18,386
                                $16,445             $15,869              $12,620              $18,472               $18,554
                                $16,566             $15,987              $12,599              $18,643               $18,733
                                $16,616             $16,034              $12,613              $18,716               $18,809
                                $16,458             $15,882              $12,627              $18,609               $18,676
                                $16,435             $15,860              $12,675              $18,631               $18,707
                                $16,685             $16,101              $12,716              $18,869               $18,927
OCT-03                          $16,590             $16,009              $12,761              $18,805               $18,868

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                                                     1 Year            5 Year       Since Inception
                                                                                                                 (November 1, 1993)
              Fund (not adjusted for sales charge)(2)                              6.28%             5.61%              5.19%
              Fund (adjusted for maximum sales charge)(2)                          2.77%             4.82%              4.82%
              Citigroup Broad Investment-Grade Credit 1-3 Years Index(3)           6.63%             6.69%              6.56%
              Merrill Lynch (1-3 yrs.) Corporate Bond Index(3)                     6.84%             6.56%              6.52%

CLASS B SHARES                                                                     1 Year            5 Year        Since Inception
                                                                                                                    (July 1, 1994)
              Fund (not adjusted for sales charge)(2)                              5.49%             4.82%              4.86%
              Fund (adjusted for maximum sales charge)(2)                          1.49%             4.82%              4.86%
              Citigroup Broad Investment-Grade Credit 1-3 Years Index(3)           6.63%             6.69%              6.98%
              Merrill Lynch (1-3 yrs.) Corporate Bond Index(3)                     6.84%             6.56%              6.96%

CLASS C SHARES                                                                     1 Year            5 Year        Since Inception
                                                                                                                   (March 1, 2002)
              Fund (not adjusted for sales charge)(2)                              5.48%              N/A               4.23%
              Fund (adjusted for maximum sales charge)(2)                          3.59%              N/A               3.71%
              Citigroup Broad Investment-Grade Credit 1-3 Years Index(3)           6.63%              N/A               6.25%
              Merrill Lynch (1-3 yrs.) Corporate Bond Index(3)                     6.84%              N/A               6.43%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 3.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over four years as follows: 4-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Merrill Lynch (1-3 years) Corporate Bond Index is unmanaged and includes all investment-grade corporate debt securities with maturities of one to three years. The Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities with maturities between one and three years. Effective March 1, 2003, the Citigroup Broad Investment-Grade Credit 1-3 Years Index replaced the Merrill Lynch (1-3 Years) Corporate Bond Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

Note: There may be additional credit and default risks associated with lower-rated securities. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.


PORTFOLIO MANAGER:
CRAIG V. SOSEY
WM ADVISORS, INC.
The Fund is managed by a fixed-income team led by Craig V. Sosey, Senior Portfolio Manager of WM Advisors, Inc. Mr. Sosey joined WM Advisors in 1998, and he has banking and financial analysis experience dating back to 1983. He holds a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley.

PERFORMANCE REVIEW
The WM SHORT TERM INCOME FUND posted a total return of 6.28% (Class A shares not adjusted for sales charge) for the 12-month period ended October 31, 2003. The Fund benefited from both a concentration in corporate issues and falling short-term interest rates. Although declining short-term rates can boost overall performance, lower rates also affect the Fund's yield. At the close of the period, the Fund's 30-day SEC yield was 2.15% for Class A shares, 1.48% for Class B shares, and 1.46% for Class C shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003?
Interest rates sank to historical lows as the Federal Reserve utilized a highly accommodative monetary policy. Attempting to spur economic growth and avoid potential deflation, the Fed cut the federal funds rate twice during the last 12 months. Its last cut in June dropped this rate to 1%. Subsequently, interest rates spiked higher in response to stronger economic growth. The yield of the two-year Treasury actually ended the fiscal year slightly higher than where it began. Corporate bonds led the fixed-income market throughout the period, outpacing both Treasury bonds and mortgage-backed issues.

The Fund was overweighted in corporate bond positions. These holdings performed well all year as yield spreads between corporate and Treasury bonds declined in response to improving balance sheets and better economic conditions. We were a little early when we moved into corporate bonds during 2002, but it rewarded the Fund during the recent period.

The Fund also benefited from our discerning credit research, which helped us avoid any major corporate bond defaults. It also helped us find attractive values that may have been overlooked by the market. For example, our analysis of Canadian phone company TELUS led us to retain the holding after its debt was downgraded to below investment-grade. The Fund was rewarded after the firm returned to investment-grade status and generated a strong return for its bondholders. We tried to take advantage of similar situations where our credit research uncovered opportunities missed by much of the fixed-income market. Sealed Air, a manufacturer of materials and systems for fresh food packaging, was constrained by an acquisition's asbestos problems, and its bond prices suffered. We were encouraged by the company's fundamentals and were rewarded as the firm largely worked through these issues.

We also tried to capitalize on firms that suffered alongside their parent corporation but, in our opinion, retained intrinsic value. We purchased bonds of El Paso Natural Gas that rallied off of lows after it became apparent that they had been oversold in response to the parent company's problems.

We took a small loss on the sale of bonds of Philip Morris, which was hampered by legal problems.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
The yield advantage of corporate issues narrowed dramatically during the year, driving strong performance, especially for lower-rated issues. Currently, the yield differential between short-term AA rated and BBB rated bonds is small. This led us toward higher-rated issues that we believe carry less risk but nearly the same yield. For example, we purchased bonds of Berkshire Hathaway and Toyota Motor Credit, which offered AAA ratings and very competitive yield characteristics.

Late in the period, we began to take some profits in our corporate bond positions and shift some of these assets into mortgage-backed securities. We believe these issues may have already seen the bulk of refinancing and prepayment activities. We added holdings in real estate investment trusts due to their strong yields, as well as debt restrictions and interest coverage requirements not offered by corporate bonds.

The Fund closed the fiscal year with over 96% of assets in investment-grade securities and an average rating of Aa3.(4) The Fund's securities have a weighted average maturity of just 2.4 years and a weighted average duration (a measurement of price sensitivity to interest rate changes) of only 2.0 years, factors that could limit the risk associated with potentially rising interest rates.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
We plan to hold the Fund's duration near the two-year range because of the increased likelihood that short-term rates could move higher in the wake of economic growth. Part of this strategy will rely on balancing very short-term positions with holdings in the five-year maturity range. The short end of the yield curve is typically the most affected by rising interest rates. We will be watching for signs of a flattening yield curve.

(4) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 10/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(4)

[pie chart]

U.S. Treasuries 3%
U.S. $ Foreign Corporate Bonds 4%
Asset-Backed Securities 5%
Government Agency 13%
Mortgage-Backed Securities 13%
Cash Equivalents 15%
Domestic Corporate Bonds 47%

                       U.S. Government Securities Fund

             Value of a $10,000 Investment (Class A shares)(1)
                                  [GRAPH]

                                                                          Lehman
                                                                         Brothers
                                                                        Government                              Citgroup
                                                                           Bond                                 Mortgage
                                  NAV                Sales                Index              Inflation           Index

OCT-93                          $10,000              $9,550              $10,000              $10,000             $10,000
                                 $9,894              $9,449               $9,890              $10,007              $9,982
                                 $9,954              $9,506               $9,929              $10,007             $10,057
                                $10,076              $9,623              $10,065              $10,034             $10,158
                                 $9,873              $9,429               $9,851              $10,068             $10,095
                                 $9,587              $9,156               $9,630              $10,102              $9,846
                                 $9,476              $9,050               $9,553              $10,117              $9,784
                                 $9,487              $9,060               $9,541              $10,124              $9,817
                                 $9,432              $9,008               $9,519              $10,158              $9,793
                                 $9,624              $9,191               $9,694              $10,185              $9,984
                                 $9,626              $9,192               $9,696              $10,226             $10,005
                                 $9,435              $9,011               $9,560              $10,254              $9,871
OCT-94                           $9,390              $8,967               $9,553              $10,261              $9,868
                                 $9,374              $8,952               $9,536              $10,274              $9,832
                                 $9,465              $9,039               $9,594              $10,274              $9,914
                                 $9,684              $9,248               $9,772              $10,315             $10,136
                                 $9,933              $9,486               $9,982              $10,357             $10,394
                                $10,006              $9,556              $10,045              $10,391             $10,437
                                $10,148              $9,691              $10,177              $10,425             $10,577
                                $10,592             $10,115              $10,587              $10,446             $10,919
                                $10,654             $10,175              $10,668              $10,467             $10,977
                                $10,595             $10,118              $10,629              $10,467             $10,999
                                $10,730             $10,247              $10,753              $10,494             $11,100
                                $10,833             $10,346              $10,857              $10,515             $11,199
OCT-95                          $10,990             $10,495              $11,022              $10,550             $11,302
                                $11,147             $10,645              $11,194              $10,542             $11,435
                                $11,305             $10,797              $11,352              $10,535             $11,576
                                $11,370             $10,858              $11,422              $10,597             $11,665
                                $11,110             $10,610              $11,189              $10,631             $11,573
                                $10,997             $10,502              $11,096              $10,686             $11,534
                                $10,924             $10,433              $11,025              $10,728             $11,481
                                $10,894             $10,404              $11,006              $10,748             $11,466
                                $11,035             $10,538              $11,148              $10,755             $11,612
                                $11,058             $10,560              $11,176              $10,775             $11,658
                                $11,017             $10,521              $11,151              $10,796             $11,660
                                $11,215             $10,710              $11,336              $10,830             $11,856
OCT-96                          $11,491             $10,974              $11,586              $10,865             $12,087
                                $11,747             $11,218              $11,787              $10,886             $12,253
                                $11,586             $11,065              $11,667              $10,886             $12,199
                                $11,610             $11,088              $11,680              $10,920             $12,302
                                $11,623             $11,100              $11,696              $10,954             $12,316
                                $11,458             $10,942              $11,572              $10,982             $12,214
                                $11,663             $11,138              $11,739              $10,995             $12,399
                                $11,768             $11,239              $11,840              $10,988             $12,515
                                $11,918             $11,382              $11,973              $11,001             $12,659
                                $12,285             $11,732              $12,313              $11,015             $12,894
                                $12,138             $11,592              $12,191              $11,036             $12,870
                                $12,335             $11,780              $12,374              $11,063             $13,024
OCT-97                          $12,545             $11,981              $12,588              $11,091             $13,164
                                $12,593             $12,026              $12,652              $11,084             $13,209
                                $12,735             $12,162              $12,785              $11,071             $13,329
                                $12,877             $12,297              $12,977              $11,092             $13,453
                                $12,864             $12,285              $12,941              $11,113             $13,494
                                $12,893             $12,313              $12,978              $11,134             $13,547
                                $12,971             $12,387              $13,036              $11,154             $13,623
                                $13,085             $12,496              $13,170              $11,174             $13,719
                                $13,199             $12,605              $13,321              $11,188             $13,779
                                $13,241             $12,645              $13,341              $11,201             $13,847
                                $13,404             $12,801              $13,687              $11,215             $13,973
                                $13,579             $12,968              $14,057              $11,228             $14,140
OCT-98                          $13,547             $12,937              $14,009              $11,255             $14,124
                                $13,627             $13,014              $14,013              $11,255             $14,190
                                $13,654             $13,040              $14,044              $11,248             $14,261
                                $13,732             $13,114              $14,126              $11,275             $14,359
                                $13,622             $13,009              $13,789              $11,289             $14,306
                                $13,700             $13,083              $13,843              $11,323             $14,404
                                $13,738             $13,120              $13,875              $11,405             $14,475
                                $13,650             $13,036              $13,753              $11,405             $14,378
                                $13,560             $12,950              $13,725              $11,405             $14,345
                                $13,495             $12,888              $13,705              $11,439             $14,247
                                $13,483             $12,876              $13,705              $11,467             $14,238
                                $13,681             $13,065              $13,816              $11,522             $14,481
OCT-99                          $13,736             $13,118              $13,838              $11,543             $14,558
                                $13,736             $13,118              $13,819              $11,550             $14,570
                                $13,673             $13,057              $13,729              $11,550             $14,522
                                $13,596             $12,984              $13,748              $11,577             $14,411
                                $13,746             $13,127              $13,943              $11,646             $14,581
                                $13,882             $13,257              $14,189              $11,741             $14,737
                                $13,886             $13,261              $14,149              $11,748             $14,744
                                $13,876             $13,252              $14,157              $11,755             $14,756
                                $14,151             $13,514              $14,409              $11,823             $15,075
                                $14,237             $13,596              $14,549              $11,843             $15,171
                                $14,419             $13,770              $14,764              $11,858             $15,395
                                $14,561             $13,905              $14,806              $11,919             $15,559
OCT-00                          $14,648             $13,989              $14,948              $11,940             $15,675
                                $14,847             $14,179              $15,242              $11,947             $15,907
                                $15,076             $14,397              $15,546              $11,940             $16,162
                                $15,291             $14,603              $15,703              $12,015             $16,413
                                $15,394             $14,701              $15,882              $12,063             $16,504
                                $15,468             $14,772              $15,937              $12,091             $16,611
                                $15,455             $14,760              $15,775              $12,139             $16,628
                                $15,514             $14,816              $15,827              $12,194             $16,731
                                $15,558             $14,858              $15,900              $12,214             $16,754
                                $15,833             $15,120              $16,281              $12,180             $17,066
                                $15,964             $15,246              $16,483              $12,180             $17,222
                                $16,197             $15,469              $16,770              $12,235             $17,475
OCT-01                          $16,461             $15,721              $17,203              $12,193             $17,713
                                $16,256             $15,524              $16,817              $12,173             $17,550
                                $16,155             $15,428              $16,671              $12,125             $17,487
                                $16,304             $15,570              $16,779              $12,153             $17,659
                                $16,481             $15,740              $16,934              $12,202             $17,851
                                $16,255             $15,524              $16,566              $12,270             $17,671
                                $16,569             $15,824              $16,961              $12,339             $18,001
                                $16,688             $15,938              $17,062              $12,339             $18,133
                                $16,824             $16,067              $17,301              $12,346             $18,279
                                $17,019             $16,253              $17,682              $12,360             $18,486
                                $17,169             $16,396              $18,032              $12,400             $18,648
                                $17,318             $16,539              $18,454              $12,428             $18,784
OCT-02                          $17,346             $16,565              $18,306              $12,448             $18,855
                                $17,309             $16,530              $18,149              $12,448             $18,837
                                $17,507             $16,719              $18,588              $12,421             $19,036
                                $17,533             $16,744              $18,541              $12,476             $19,090
                                $17,666             $16,871              $18,840              $12,572             $19,221
                                $17,641             $16,847              $18,785              $12,648             $19,214
                                $17,710             $16,913              $18,872              $12,620             $19,287
                                $17,776             $16,976              $19,362              $12,599             $19,297
                                $17,761             $16,962              $19,262              $12,613             $19,338
                                $17,346             $16,565              $18,466              $12,627             $18,989
                                $17,457             $16,671              $18,570              $12,675             $19,113
                                $17,780             $16,980              $19,110              $12,716             $19,440
OCT-03                          $17,684             $16,888              $18,839              $12,761             $19,374

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                                     1 Year               5 Year             10 Year

              Fund (not adjusted for sales charge)(2)              1.94%                5.47%              5.87%
              Fund (adjusted for maximum sales charge)(2)         -2.67%                4.50%              5.38%
              Citigroup Mortgage Index(3)                          2.75%                6.52%              6.84%
              Lehman Brothers Government Bond Index(3)             2.91%                6.10%              6.54%

CLASS B SHARES                                                     1 Year               5 Year         Since Inception
                                                                                                      (March 30, 1994)
              Fund (not adjusted for sales charge)(2)              1.20%                4.70%              5.75%
              Fund (adjusted for maximum sales charge)(2)         -3.80%                4.36%              5.75%
              Citigroup Mortgage Index(3)                          2.75%                6.52%              7.32%
              Lehman Brothers Government Bond Index(3)             2.91%                6.10%              7.25%

CLASS C SHARES                                                     1 Year               5 Year         Since Inception
                                                                                                      (March 1, 2002)
              Fund (not adjusted for sales charge)(2)              1.12%                 N/A               3.50%
              Fund (adjusted for maximum sales charge)(2)         -0.86%                 N/A               2.89%
              Citigroup Mortgage Index(3)                          2.75%                 N/A               5.03%
              Lehman Brothers Government Bond Index(3)             2.91%                 N/A               6.61%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers Government Bond Index is an unmanaged index of all U.S. government bonds. The Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index, and consists of 30- and 15-year agency issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages. Effective March 1, 2003, the Citigroup Mortgage Index replaced the Lehman Brothers Government Bond Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

Note: Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.


PORTFOLIO MANAGER:
CRAIG V. SOSEY
WM ADVISORS, INC.
The Fund is managed by a fixed-income team led by Craig V. Sosey, Senior Portfolio Manager of WM Advisors, Inc. Mr. Sosey joined WM Advisors in 1998, and he has banking and financial analysis experience dating back to 1983. He holds a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley.

PERFORMANCE REVIEW
The WM U.S. GOVERNMENT SECURITIES FUND posted a total return of 1.94% for the 12-month period ended October 31, 2003. (Fund performance described above is for Class A shares not adjusted for sales charge.) As of the close of the period, the Fund's 30-day SEC yield was 3.02% for Class A shares, 2.44% for Class B shares, and 2.43% for Class C shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003?
The period's key performance drivers were the rapid changes in interest rates and the relative underperformance of mortgage-backed holdings. A spike in Treasury and mortgage rates in late June and July erased much of the gains generated by the Fund in prior months. Mortgages, which represent the majority of Fund holdings, suffered from record refinancing activity that pushed prepayments higher throughout the year. In general, falling mortgage rates, like those of this period, provide mortgage holders with greater incentive to refinance and lead them to prepay their existing mortgages. These assets must then be invested at lower interest rates. Under these types of market conditions, mortgage securities do not get as much of a price benefit from falling rates, but they are just as susceptible to a downswing in prices as interest rates rise.

After falling to historical lows early in the period, interest rates reacted to improving economic conditions and changing market views of the Federal Reserve's actions. When the Fed announced a June rate cut of 25 basis points (0.25%), the market had been expecting more drastic stimulus measures, and long-term rates quickly moved higher. In fact, the yield on the 10-year Treasury bond jumped from a low of 3.13% in mid-June to 4.58% in just two months.(4) Mortgage rates moved just as rapidly, and even though both rate measures settled lower in October, the damage had been done. A slightly longer maturity structure compared to the overall market helped the Fund during the decline in interest rates. However, the Fund gave back some of those gains when rates moved higher.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
In general, we keep about 75% of the portfolio in core holdings designed to track the overall mortgage market. We use the other 25% to gain the yield, stability, or liquidity offered by securities such as Treasuries, agency issues, or collateralized mortgage obligations. These securities help our strategy of seeking relative performance strength in the mortgage/government-backed market.

We also typically keep duration (a measure of price sensitivity to interest rate changes) relatively close to that of the overall market, attempting to limit interest rate risk while taking advantage of longer-term secular trends in rates. During the period, the duration of both the Fund and the overall mortgage market shortened considerably as a result of the rapid rise in mortgage prepayments. Duration moved higher after rates increased and prepayments began to slow. At the end of the period, the Fund's securities had a weighted average maturity of 4.3 years and a weighted average duration of 3.4 years.

To maintain yield and duration, we tried to avoid lower coupon mortgages and instead favored Treasury and agency bonds. These positions also suffered during the early summer and underperformed the overall fixed-income market. We looked for mortgage securities with prepayment protection and also used collateralized mortgage obligations to reduce the impact of prepayments.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
In response to a stronger economic environment, we moved the Fund to a more defensive stance in the last few months of the period. We believe there is increased potential for interest rates to rise above their current levels, especially if employment conditions improve. Job growth, an important determinant of future consumption, has lagged the rest of the economy during the recovery period.

For the near term, we plan to hold the Fund to a slightly short-to-neutral duration to limit interest rate risk. We are also looking for higher-coupon mortgages to generate yield since we are less concerned with prepayment risk than we were during the past 12 months. Although mortgage-backed securities struggled during this period, they can provide yield advantages relative to other areas of the fixed-income market and can perform relatively well in a stable interest rate environment.

(4) Source: The Federal Reserve Board. Represents rates from June 13, 2003 to August 13, 2003.

(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(5)

[pie chart]

U.S. Treasuries 4%
Government Agency 5%
Cash Equivalents 7%
GNMA 9%
CMOs 11%
FHLMC/FGLMC 29%
FNMA 35%

                                 Income Fund

               Value of a $10,000 Investment (Class A shares)(1)
                                   [GRAPH]

                                                                          Lehman
                                                                         Brothers
                                                                         Aggregate                               Citigroup Broad
                                                                           Bond                                  Investment-Grade
                                  NAV                Sales                Index              Inflation                Index

OCT-93                          $10,000              $9,550              $10,000              $10,000                $10,000
                                 $9,853              $9,410               $9,915              $10,007                 $9,916
                                 $9,909              $9,463               $9,969              $10,007                 $9,972
                                $10,077              $9,624              $10,103              $10,034                $10,106
                                 $9,826              $9,384               $9,927              $10,068                 $9,938
                                 $9,517              $9,089               $9,682              $10,102                 $9,692
                                 $9,428              $9,004               $9,605              $10,117                 $9,619
                                 $9,395              $8,972               $9,604              $10,124                 $9,618
                                 $9,382              $8,960               $9,583              $10,158                 $9,598
                                 $9,558              $9,128               $9,773              $10,185                 $9,780
                                 $9,570              $9,139               $9,785              $10,226                 $9,791
                                 $9,404              $8,981               $9,641              $10,254                 $9,650
OCT-94                           $9,370              $8,949               $9,632              $10,261                 $9,641
                                 $9,359              $8,938               $9,611              $10,274                 $9,615
                                 $9,430              $9,006               $9,678              $10,274                 $9,688
                                 $9,601              $9,169               $9,869              $10,315                 $9,888
                                 $9,837              $9,395              $10,104              $10,357                $10,119
                                 $9,919              $9,472              $10,166              $10,391                $10,178
                                $10,090              $9,636              $10,308              $10,425                $10,318
                                $10,626             $10,148              $10,707              $10,446                $10,727
                                $10,716             $10,234              $10,785              $10,467                $10,802
                                $10,643             $10,164              $10,761              $10,467                $10,781
                                $10,796             $10,311              $10,892              $10,494                $10,905
                                $10,937             $10,444              $10,997              $10,515                $11,007
OCT-95                          $11,080             $10,581              $11,140              $10,550                $11,155
                                $11,260             $10,753              $11,307              $10,542                $11,329
                                $11,465             $10,949              $11,466              $10,535                $11,485
                                $11,548             $11,029              $11,541              $10,597                $11,563
                                $11,240             $10,735              $11,341              $10,631                $11,367
                                $11,143             $10,642              $11,261              $10,686                $11,284
                                $11,067             $10,569              $11,198              $10,728                $11,201
                                $11,054             $10,556              $11,176              $10,748                $11,195
                                $11,188             $10,685              $11,325              $10,755                $11,340
                                $11,211             $10,707              $11,356              $10,775                $11,370
                                $11,211             $10,706              $11,337              $10,796                $11,354
                                $11,426             $10,912              $11,534              $10,830                $11,552
OCT-96                          $11,733             $11,205              $11,790              $10,865                $11,811
                                $12,002             $11,462              $11,992              $10,886                $12,006
                                $11,862             $11,328              $11,880              $10,886                $11,900
                                $11,900             $11,364              $11,917              $10,920                $11,946
                                $11,921             $11,384              $11,947              $10,954                $11,959
                                $11,765             $11,235              $11,814              $10,982                $11,839
                                $11,935             $11,398              $11,991              $10,995                $12,008
                                $12,097             $11,553              $12,105              $10,988                $12,121
                                $12,308             $11,754              $12,249              $11,001                $12,265
                                $12,763             $12,189              $12,580              $11,015                $12,598
                                $12,590             $12,024              $12,473              $11,036                $12,490
                                $12,806             $12,230              $12,658              $11,063                $12,673
OCT-97                          $13,011             $12,426              $12,841              $11,091                $12,855
                                $13,066             $12,478              $12,900              $11,084                $12,915
                                $13,109             $12,519              $13,031              $11,071                $13,047
                                $13,233             $12,638              $13,197              $11,092                $13,215
                                $13,285             $12,687              $13,187              $11,113                $13,205
                                $13,387             $12,785              $13,232              $11,134                $13,257
                                $13,431             $12,827              $13,300              $11,154                $13,326
                                $13,591             $12,980              $13,427              $11,174                $13,453
                                $13,695             $13,078              $13,541              $11,188                $13,564
                                $13,674             $13,059              $13,569              $11,201                $13,592
                                $13,727             $13,110              $13,791              $11,215                $13,801
                                $13,976             $13,347              $14,113              $11,228                $14,126
OCT-98                          $13,791             $13,171              $14,038              $11,255                $14,062
                                $14,026             $13,395              $14,118              $11,255                $14,140
                                $14,045             $13,413              $14,161              $11,248                $14,184
                                $14,184             $13,546              $14,261              $11,275                $14,289
                                $13,855             $13,232              $14,012              $11,289                $14,038
                                $13,932             $13,305              $14,089              $11,323                $14,119
                                $14,097             $13,463              $14,134              $11,405                $14,166
                                $13,980             $13,351              $14,010              $11,405                $14,036
                                $13,892             $13,267              $13,965              $11,405                $13,987
                                $13,885             $13,261              $13,906              $11,439                $13,932
                                $13,881             $13,257              $13,899              $11,467                $13,922
                                $14,013             $13,382              $14,060              $11,522                $14,089
OCT-99                          $14,066             $13,433              $14,112              $11,543                $14,131
                                $14,071             $13,437              $14,111              $11,550                $14,130
                                $14,061             $13,428              $14,043              $11,550                $14,066
                                $14,080             $13,447              $13,997              $11,577                $14,026
                                $14,221             $13,581              $14,166              $11,646                $14,190
                                $14,399             $13,751              $14,353              $11,741                $14,374
                                $14,318             $13,674              $14,312              $11,748                $14,331
                                $14,208             $13,569              $14,304              $11,755                $14,319
                                $14,552             $13,897              $14,602              $11,823                $14,618
                                $14,689             $14,028              $14,735              $11,843                $14,752
                                $14,990             $14,315              $14,949              $11,858                $14,962
                                $14,976             $14,302              $15,043              $11,919                $15,064
OCT-00                          $14,933             $14,261              $15,142              $11,940                $15,160
                                $15,055             $14,378              $15,390              $11,947                $15,405
                                $15,334             $14,644              $15,677              $11,940                $15,697
                                $15,766             $15,057              $15,932              $12,015                $15,955
                                $15,801             $15,090              $16,071              $12,063                $16,097
                                $15,776             $15,066              $16,151              $12,091                $16,181
                                $15,728             $15,021              $16,083              $12,139                $16,105
                                $15,785             $15,075              $16,180              $12,194                $16,211
                                $15,840             $15,127              $16,241              $12,214                $16,264
                                $16,266             $15,534              $16,605              $12,180                $16,640
                                $16,463             $15,722              $16,796              $12,180                $16,823
                                $16,392             $15,655              $16,991              $12,235                $17,031
OCT-01                          $16,756             $16,002              $17,346              $12,193                $17,375
                                $16,688             $15,937              $17,107              $12,173                $17,134
                                $16,576             $15,830              $16,997              $12,125                $17,034
                                $16,761             $16,007              $17,135              $12,153                $17,168
                                $16,885             $16,126              $17,301              $12,202                $17,332
                                $16,745             $15,992              $17,014              $12,270                $17,045
                                $17,062             $16,294              $17,344              $12,339                $17,369
                                $17,142             $16,371              $17,491              $12,339                $17,516
                                $17,108             $16,338              $17,643              $12,346                $17,645
                                $16,979             $16,215              $17,857              $12,360                $17,855
                                $17,266             $16,489              $18,159              $12,400                $18,168
                                $17,458             $16,672              $18,453              $12,428                $18,457
OCT-02                          $17,364             $16,582              $18,368              $12,448                $18,374
                                $17,553             $16,763              $18,362              $12,448                $18,371
                                $17,920             $17,113              $18,743              $12,421                $18,752
                                $18,033             $17,221              $18,759              $12,476                $18,766
                                $18,336             $17,511              $19,018              $12,572                $19,033
                                $18,394             $17,567              $19,003              $12,648                $19,015
                                $18,744             $17,900              $19,161              $12,620                $19,183
                                $19,254             $18,387              $19,517              $12,599                $19,537
                                $19,246             $18,380              $19,478              $12,613                $19,503
                                $18,559             $17,724              $18,824              $12,627                $18,843
                                $18,654             $17,814              $18,948              $12,675                $18,972
                                $19,172             $18,309              $19,450              $12,716                $19,470
OCT-03                          $19,120             $18,260              $19,269              $12,761                $19,290

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                                    1 Year               5 Year             10 Year

              Fund (not adjusted for sales charge)(2)             10.10%                6.74%              6.69%
              Fund (adjusted for maximum sales charge)(2)          5.09%                5.78%              6.20%
              Citigroup Broad Investment-Grade Index(3)            4.99%                6.53%              6.79%
              Lehman Brothers Aggregate Bond Index(3)              4.91%                6.54%              6.78%

CLASS B SHARES                                                    1 Year               5 Year          Since Inception
                                                                                                      (March 30, 1994)
              Fund (not adjusted for sales charge)(2)              9.31%                5.98%              6.71%
              Fund (adjusted for maximum sales charge)(2)          4.31%                5.66%              6.71%
              Citigroup Broad Investment-Grade Index(3)            4.99%                6.53%              7.45%
              Lehman Brothers Aggregate Bond Index(3)              4.91%                6.54%              7.45%

CLASS C SHARES                                                    1 Year               5 Year          Since Inception
                                                                                                       (March 1, 2002)
              Fund (not adjusted for sales charge)(2)              9.33%                 N/A               6.90%
              Fund (adjusted for maximum sales charge)(2)          7.25%                 N/A               6.28%
              Citigroup Broad Investment-Grade Index(3)            4.99%                 N/A               6.63%
              Lehman Brothers Aggregate Bond Index(3)              4.91%                 N/A               6.68%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers Aggregate Bond Index is unmanaged and represents all investment-grade, government, corporate, mortgage, and asset-backed securities. The Citigroup Broad Investment-Grade Index measures the performance of bonds including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade securities. Effective March 1, 2003, the Citigroup Broad Investment-Grade Index replaced the Lehman Brothers Aggregate Bond Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

Note: There may be additional credit and default risks associated with lower-rated securities. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.


PORTFOLIO MANAGER:
GARY J. POKRZYWINSKI
WM ADVISORS, INC.
The Fund is managed by a fixed-income team led by Gary J. Pokrzywinski, Senior Portfolio Manager of WM Advisors, Inc. and head of its Fixed-Income Investment Team. Mr. Pokrzywinski, CFA, joined WM Advisors in 1992, and he has investment experience that dates back to 1984. He holds a Business Degree from the University of Wisconsin, Milwaukee.

PERFORMANCE REVIEW
For the 12-month period ended October 31, 2003, the WM INCOME FUND posted a total return of 10.10%, more than double the results of its benchmark, which returned 4.99% over the same period.3 (Fund performance described above is for Class A shares not adjusted for sales charge.) In today's low interest rate environment, the yield of the Fund remains attractive and can provide an income stream. As of the close of the period, the Fund's 30-day SEC yield was 4.16% for Class A shares, 3.61% for Class B shares, and 3.56% for Class C shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003? Corporate bond issues benefited as appetite for risk returned to the fixed-income market. In fact, as risky assets returned to favor, corporate bond performance aligned inversely with credit ratings so that lower-rated issues provided the market's strongest results.

As a result, the Fund's performance for the period benefited from its overweighting in corporate bonds. This was especially true within lower-rated, higher-yielding sectors of the corporate bond market. Investment-grade corporate bonds also performed very well, just not to the magnitude of the results reported by high-yield issues. Although we were a little early to build up positions in corporates, this strategy ultimately assisted the Fund over the past 12 months and helped to drive strong relative performance.

The period was also marked by historical lows in mortgage rates, which spurred record levels of refinancing. The resulting prepayments adversely affected the performance of mortgage-backed bonds, and mortgage positions were neutral to the Fund's overall performance. However, we believe that market conditions for these securities have improved and that they could provide strong yield characteristics in a more stable to slightly rising interest rate environment. Currently, we are looking to add to the Fund's mortgage holdings.

Within sectors, we underweighted many of the financial services firms that we believed were richly valued. We steered clear of problems in the utilities sector, but took advantage of a subsector within utilities that performed very well. This group included the bonds of regulated companies that were also subsidiaries of a nonregulated, troubled parent company. These firms tended to trade down alongside the parent. However, the regulated subsidiaries were able to maintain revenue streams and their bonds traded much higher during the period. One such example is Illinois Power, a subsidiary of Dynegy, which had problems in 2002. We purchased Illinois Power at a significant discount, and these bonds rallied considerably during the period. The Fund also benefited from its purchase of Qwest, a subsidiary of struggling U.S. West. The position in Qwest rebounded nicely during the period, adding value to the Fund.

Lack of exposure to 2002's major corporate bond defaults benefited the Fund, but one position did adversely affect Fund performance during the past 12 months. DVI, a health care equipment-financing firm, defaulted after growing pains and questionable accounting practices led to bankruptcy. Despite this outcome, the Fund has avoided much of the large-scale negative impact from the escalating default rates of recent years.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
We typically maintain the portfolio's core corporate bond positions and look for opportunities in other areas of the fixed-income market. Throughout this period, we kept positions in higher-yielding bonds within a 15%-20% range, but we still see some opportunities available in this area of the market. These issues benefited from the cleansing of corporate balance sheets and improving economic conditions because their performance is much more closely tied to economic fundamentals than interest rate changes. Yield spreads for corporate bonds relative to Treasuries plunged during the period, but room for additional movements in the market's lower-rated end may remain.

With regard to other portfolio shifts, we added to mortgages near the end of the period after prepayment risk subsided. We view mortgages as having as good a risk/reward profile as investment-grade corporate bonds. Looking toward the upcoming fiscal year, we plan to keep our weighting in Treasury bonds relatively low. This is because of the possibility that interest rates could rise on the heels of improving economic conditions, and therefore, other types of bonds could provide better performance.

At the close of the period, the Fund's securities had a weighted average maturity of 8.1 years and a weighted average duration (a measurement of price sensitivity to interest rate changes) of 5.4 years. This intermediate-term maturity structure will limit interest rate risk relative to longer-term holdings if yields begin to rise. Although the Fund has taken advantage of higher-yielding issues, it remains concentrated in highly rated bonds, with 80% of assets in investment-grade securities and an average rating of A3.(4)

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
We believe that the possibility that interest rates will climb off their current lows looks increasingly likely, but the fixed-income market has already anticipated this and priced it into the current yield curve. (The yield curve is defined as the distribution of yields relative to maturities.) The yield curve became a little steeper in late June and July after stronger economic conditions caused long-term rates to spike higher but did not affect short-term rates. If short-term rates should rise quickly, longer-term rates will likely not move to the same magnitude, and the yield curve will flatten. Yet, the Federal Reserve may wait until it sees clear signs of job growth before beginning to raise short-term rates. Because of the potential for quick interest rate shifts, we may hold the Fund's maturity and duration relatively neutral and look for incremental value in mortgages and higher-yielding bonds.

(4) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(5)

[pie chart]

U.S. $ Foreign Government Bonds 1%
U.S. Treasuries 5%
U.S. $ Foreign Corporate Bonds 7%
Cash & Other 7%
Mortgage-Backed 25%
Domestic Corporate Bonds 55%

                               High Yield Fund

          Value of a $10,000 Investment (Class A shares)(1)
                            [GRAPH]

                                                                                               Lehman           Citigroup
                                                                                              Brothers          High Yield
                                                                                             High Yield           Market
                                  NAV                Sales              Inflation              Index              Index

INCEPTION 4/8/98                $10,000              $9,550
APR-98                           $9,997              $9,547              $10,000              $10,000            $10,000
                                 $9,965              $9,517              $10,018              $10,035            $10,027
                                 $9,918              $9,471              $10,030              $10,071            $10,049
                                 $9,892              $9,447              $10,042              $10,129            $10,129
                                 $9,345              $8,925              $10,054               $9,569             $9,450
                                 $9,336              $8,916              $10,066               $9,612             $9,567
OCT-98                           $9,310              $8,891              $10,090               $9,415             $9,436
                                 $9,686              $9,250              $10,090               $9,806             $9,909
                                 $9,670              $9,235              $10,084               $9,817             $9,902
                                 $9,834              $9,391              $10,108               $9,962            $10,050
                                 $9,722              $9,284              $10,121               $9,903             $9,966
                                 $9,899              $9,453              $10,151               $9,998            $10,050
APR-99                          $10,259              $9,798              $10,225              $10,192            $10,260
                                $10,269              $9,807              $10,225              $10,054            $10,099
                                $10,366              $9,900              $10,225              $10,033            $10,077
                                $10,499             $10,026              $10,256              $10,073            $10,099
                                $10,397              $9,929              $10,280               $9,961             $9,978
                                $10,456              $9,986              $10,330               $9,889             $9,903
OCT-99                          $10,451              $9,981              $10,348               $9,824             $9,835
                                $10,628             $10,149              $10,355               $9,940             $9,989
                                $10,832             $10,344              $10,355              $10,051            $10,073
                                $10,897             $10,406              $10,379              $10,008             $9,990
                                $10,981             $10,487              $10,441              $10,027            $10,014
                                $11,051             $10,554              $10,526               $9,817             $9,810
APR-00                          $11,144             $10,642              $10,533               $9,832             $9,849
                                $10,949             $10,456              $10,539               $9,731             $9,712
                                $11,052             $10,554              $10,600               $9,930             $9,930
                                $11,237             $10,732              $10,618              $10,005            $10,038
                                $11,353             $10,842              $10,631              $10,073            $10,113
                                $11,276             $10,768              $10,686               $9,985            $10,004
OCT-00                          $11,004             $10,509              $10,704               $9,666             $9,708
                                $10,570             $10,094              $10,711               $9,283             $9,311
                                $10,666             $10,186              $10,704               $9,462             $9,502
                                $11,419             $10,905              $10,772              $10,171            $10,142
                                $11,249             $10,742              $10,815              $10,306            $10,263
                                $10,827             $10,340              $10,840              $10,063            $10,076
APR-01                          $10,823             $10,336              $10,883               $9,938             $9,928
                                $10,773             $10,288              $10,932              $10,117            $10,087
                                $10,683             $10,202              $10,950               $9,834             $9,810
                                $10,764             $10,280              $10,920               $9,978             $9,995
                                $10,896             $10,405              $10,920              $10,096            $10,131
                                $10,564             $10,089              $10,969               $9,418             $9,402
OCT-01                          $10,786             $10,301              $10,932               $9,650             $9,714
                                $11,011             $10,515              $10,913              $10,003            $10,083
                                $11,001             $10,506              $10,871               $9,962            $10,018
                                $11,261             $10,755              $10,896              $10,031            $10,061
                                $11,312             $10,803              $10,939               $9,891             $9,952
                                $11,545             $11,026              $11,000              $10,129            $10,217
APR-02                          $11,579             $11,058              $11,062              $10,291            $10,384
                                $11,513             $10,995              $11,062              $10,238            $10,255
                                $11,066             $10,568              $11,069               $9,483             $9,352
                                $10,707             $10,226              $11,081               $9,069             $8,929
                                $10,752             $10,269              $11,117               $9,327             $9,269
                                $10,527             $10,053              $11,142               $9,205             $9,087
OCT-02                          $10,735             $10,252              $11,160               $9,125             $9,056
                                $11,284             $10,776              $11,160               $9,690             $9,747
                                $11,405             $10,892              $11,136               $9,826             $9,865
                                $11,643             $11,119              $11,185              $10,153            $10,233
                                $11,775             $11,246              $11,271              $10,278            $10,370
                                $12,070             $11,527              $11,339              $10,574            $10,719
APR-03                          $12,649             $12,080              $11,314              $11,201            $11,385
                                $13,118             $12,528              $11,296              $11,316            $11,461
                                $13,400             $12,797              $11,308              $11,642            $11,817
                                $13,341             $12,741              $11,320              $11,514            $11,642
                                $13,246             $12,650              $11,364              $11,646            $11,762
                                $13,538             $12,929              $11,400              $11,964            $12,110
OCT-03                          $13,972             $13,344              $11,441              $12,206            $12,392

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                                      1 Year              5 Year         Since Inception
                                                                                                       (April 8, 1998)
              Fund (not adjusted for sales charge)(2)               30.13%              8.45%                6.19%
              Fund (adjusted for maximum sales charge)(2)           24.32%              7.45%                5.32%
              Citigroup High Yield Market Index(3)                  36.84%              5.60%                3.98%
              Lehman Brothers High Yield Index(3)                   33.76%              5.33%                3.69%

CLASS B SHARES                                                      1 Year              5 Year         Since Inception
                                                                                                        (May 5, 1998)
              Fund (not adjusted for sales charge)(2)               29.08%              7.63%                5.59%
              Fund (adjusted for maximum sales charge)(2)           24.07%              7.33%                5.59%
              Citigroup High Yield Market Index(3)                  36.84%              5.60%                3.99%
              Lehman Brothers High Yield Index(3)                   33.76%              5.33%                3.68%

CLASS C SHARES                                                      1 Year              5 Year         Since Inception
                                                                                                       (March 1, 2002)
              Fund (not adjusted for sales charge)(2)               29.08%               N/A                12.51%
              Fund (adjusted for maximum sales charge)(2)           26.73%               N/A                11.80%
              Citigroup High Yield Market Index(3)                  36.84%               N/A                14.06%
              Lehman Brothers High Yield Index(3)                   33.76%               N/A                13.45%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers High Yield Index is unmanaged and generally represents below-investment-grade corporate debt securities. The Citigroup High Yield Market Index measures the performance of below-investment grade debt issued by corporations domiciled in the U.S. or Canada. Effective March 1, 2003, the Citigroup High Yield Market Index replaced the Lehman Brothers High Yield Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark. However, the benchmark's performance for Class A shares is calculated as of 4/30/98 and its performance for Class B shares is calculated as of 5/31/98.

(4) The effective yield shown is uncharacteristically high due to the timing of dividend payments.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. There may be additional credit and default risks associated with lower-rated securities. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER:
GARY J. POKRZYWINSKI
WM ADVISORS, INC.
The Fund is managed by a fixed-income team led by Gary J. Pokrzywinski, Senior Portfolio Manager of WM Advisors, Inc. and head of its Fixed-Income Investment Team. Mr. Pokrzywinski, CFA, joined WM Advisors in 1992, and he has investment experience that dates back to 1984. He holds a Business Degree from the University of Wisconsin, Milwaukee.

PERFORMANCE REVIEW
The WM HIGH YIELD FUND posted a total return of 30.13% (Class A shares not adjusted for sales charge) for the 12-month period ended October 31, 2003. Lower-rated bonds performed very well in response to improving balance sheets and stronger economic conditions. In the currently low interest rate environment, the yield of the Fund also remains attractive. At the end of the period, the Fund's 30-day SEC yield was 6.39% for Class A shares, 5.92% for Class B shares, and 5.86% for Class C shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003?
The performance of high-yield bonds led that of all other fixed-income asset classes for the fiscal year. Fixed-income investors overcame their aversion to higher-risk assets and sustained a rally in high-yield bonds that actually began before the one in equities. Yield spreads of lower-rated bonds relative to Treasuries were at historical highs last summer and then began to quickly fall, driving the powerful performance within the high-yield sector. High-yield bonds tend to be more closely tied to economic conditions and less sensitive to changes in interest rates than the rest of the fixed-income market. The period's performance from these issues was supported by significant cost-cutting measures and increased productivity that helped firms cleanse their balance sheets and improve their financial positions.

Our holdings in convertible bonds performed well during the period. Many of these positions were within the technology sector, where issues responded quickly to the shift in the market cycle. These firms had suffered through two previous years of weak technology spending. As market sentiment shifted, they saw their bonds rewarded for the operating leverage they had built once they returned to profitability. One of the Fund's best-performing issues was Conexant, a convertible bond that more than doubled in price during the period.

Several other holdings added significant value to the Fund's overall results. We purchased a position in Brazilian government bonds during the period, and these issues appreciated in line with the global economic recovery and the return to favor of emerging markets. Our position in TELUS, a Canadian telephone company, also contributed to Fund performance. We tried to avoid problems in the utilities sector, but we took advantage of a subsector within utilities that performed well. This group included the bonds of regulated companies that were also subsidiaries of a nonregulated, troubled parent company. These firms tended to trade down alongside their parent. However, the regulated subsidiaries were able to maintain revenue streams, and their bonds traded much higher during the period. Such positions in Illinois Power and El Paso Natural Gas added to Fund performance.

The health care sector also provided positive performance contributions, as well as one notable default. We purchased HEALTHSOUTH after a management scandal, and the Fund benefited as the position rebounded. Our health care real estate positions provided strong results during the period as clarity over government funding became apparent. Their strong yields and opportunities for growth make their risk-to-reward characteristics look attractive. In contrast, the default of DVI Inc., which represented approximately 2% of Fund assets, adversely affected performance. DVI is a health care equipment-financing firm that defaulted after growing pains and questionable accounting practices led to bankruptcy.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
Overall, we have been very pleased with Fund performance during the market upturn of the past 12 months, as well as during the downturn of the two prior fiscal years. We started to get more aggressive near the end of last period, and although we were a little early in making this shift, the Fund greatly benefited this fiscal year. We reduced cash positions and began to build on assets in the lower end of the Fund's credit range. This strategy helped the Fund as corporate bond performance aligned inversely with credit ratings--the lowest-rated segments led the fixed-income market throughout the period.

We also sought investments that the rest of the market may have ignored. For example, we purchased bonds of Northwest Airlines that are equipment trust issues backed by the firm's fleet of planes. We also bought the bonds of satellite radio provider XM Satellite. Another firm, Royal Caribbean, suffered through a period of weakness, and we purchased its bonds at a discount only to benefit as they rallied during the period.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
The past year was very strong for high-yield bonds, and we believe that this market may still have the potential for additional narrowing in yield differentials relative to Treasuries. Therefore, high-yield bonds should not be as sensitive to the impact of rising interest rates, which the market now anticipates. However, we also believe that market conditions are such that it would not be reasonable to expect Fund performance in the upcoming fiscal year to match that of the year just completed.

There is potential for short-term rates to rise, but longer-term rates could hold somewhat steadier, leading to a flattening of the distribution of yields relative to maturities. This scenario would be fueled by Federal Reserve intervention on signs of employment growth. We are gradually moving to a slightly less aggressive stance because the lowest-rated bonds rallied considerably during the period. Many issues in the high-yield arena have already appreciated, and we are not finding as many opportunities as were available this time last year. However, improving economic fundamentals will help corporate balance sheets, and high-yield bonds continue to offer strong yield advantages.

(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(5)

[pie chart]

Cash Equivalents 1%
U.S. $ Foreign Government Bonds 5%
Equities 8%
U.S. $ Foreign Corporate Bonds 11%
Domestic Corporate Bonds 75%

                            Tax-Exempt Bond Fund

        Value of a $10,000 Investment (Class A shares)(1)
                             [GRAPH]

                                                                         Lehman
                                                                        Brothers
                                                                        Municipal
                                                                          Bond
                                  NAV                Sales                Index              Inflation

OCT-93                          $10,000              $9,550              $10,000              $10,000
                                 $9,842              $9,399               $9,912              $10,007
                                $10,062              $9,610              $10,121              $10,007
                                $10,178              $9,720              $10,237              $10,034
                                 $9,876              $9,432               $9,971              $10,068
                                 $9,426              $9,002               $9,566              $10,102
                                 $9,466              $9,040               $9,647              $10,117
                                 $9,559              $9,129               $9,731              $10,124
                                 $9,485              $9,058               $9,671              $10,158
                                 $9,669              $9,234               $9,848              $10,185
                                 $9,686              $9,250               $9,883              $10,226
                                 $9,507              $9,080               $9,738              $10,254
OCT-94                           $9,329              $8,910               $9,564              $10,261
                                 $9,137              $8,726               $9,391              $10,274
                                 $9,405              $8,982               $9,598              $10,274
                                 $9,700              $9,264               $9,872              $10,315
                                $10,019              $9,568              $10,160              $10,357
                                $10,090              $9,636              $10,276              $10,391
                                $10,093              $9,639              $10,289              $10,425
                                $10,445              $9,975              $10,617              $10,446
                                $10,339              $9,874              $10,525              $10,467
                                $10,423              $9,954              $10,625              $10,467
                                $10,521             $10,047              $10,759              $10,494
                                $10,577             $10,101              $10,827              $10,515
OCT-95                          $10,758             $10,274              $10,984              $10,550
                                $10,980             $10,486              $11,167              $10,542
                                $11,122             $10,621              $11,274              $10,535
                                $11,180             $10,677              $11,359              $10,597
                                $11,069             $10,571              $11,282              $10,631
                                $10,891             $10,401              $11,138              $10,686
                                $10,823             $10,336              $11,107              $10,728
                                $10,825             $10,338              $11,102              $10,748
                                $10,925             $10,433              $11,223              $10,755
                                $11,026             $10,530              $11,325              $10,775
                                $11,028             $10,532              $11,323              $10,796
                                $11,159             $10,657              $11,482              $10,830
OCT-96                          $11,264             $10,757              $11,611              $10,865
                                $11,454             $10,939              $11,823              $10,886
                                $11,402             $10,889              $11,773              $10,886
                                $11,407             $10,893              $11,795              $10,920
                                $11,509             $10,991              $11,903              $10,954
                                $11,351             $10,840              $11,745              $10,982
                                $11,428             $10,913              $11,844              $10,995
                                $11,595             $11,073              $12,021              $10,988
                                $11,701             $11,175              $12,149              $11,001
                                $12,063             $11,520              $12,486              $11,015
                                $11,900             $11,364              $12,369              $11,036
                                $12,020             $11,479              $12,516              $11,063
OCT-97                          $12,098             $11,554              $12,596              $11,091
                                $12,161             $11,614              $12,670              $11,084
                                $12,383             $11,825              $12,855              $11,071
                                $12,494             $11,932              $12,988              $11,092
                                $12,463             $11,902              $12,992              $11,113
                                $12,470             $11,909              $13,003              $11,134
                                $12,384             $11,827              $12,945              $11,154
                                $12,564             $11,998              $13,149              $11,174
                                $12,618             $12,050              $13,200              $11,188
                                $12,627             $12,058              $13,233              $11,201
                                $12,840             $12,262              $13,439              $11,215
                                $12,974             $12,390              $13,607              $11,228
OCT-98                          $12,949             $12,366              $13,607              $11,255
                                $12,971             $12,387              $13,654              $11,255
                                $13,011             $12,426              $13,688              $11,248
                                $13,163             $12,571              $13,851              $11,275
                                $13,103             $12,513              $13,790              $11,289
                                $13,095             $12,506              $13,810              $11,323
                                $13,134             $12,543              $13,844              $11,405
                                $13,028             $12,442              $13,764              $11,405
                                $12,786             $12,210              $13,566              $11,405
                                $12,809             $12,232              $13,614              $11,439
                                $12,666             $12,096              $13,506              $11,467
                                $12,622             $12,054              $13,511              $11,522
OCT-99                          $12,462             $11,901              $13,365              $11,543
                                $12,534             $11,970              $13,507              $11,550
                                $12,439             $11,879              $13,405              $11,550
                                $12,344             $11,789              $13,348              $11,577
                                $12,553             $11,988              $13,503              $11,646
                                $12,817             $12,240              $13,798              $11,741
                                $12,719             $12,147              $13,717              $11,748
                                $12,640             $12,071              $13,646              $11,755
                                $12,974             $12,390              $14,007              $11,823
                                $13,154             $12,562              $14,202              $11,843
                                $13,370             $12,768              $14,421              $11,858
                                $13,251             $12,655              $14,346              $11,919
OCT-00                          $13,398             $12,795              $14,502              $11,940
                                $13,507             $12,899              $14,612              $11,947
                                $13,866             $13,242              $14,973              $11,940
                                $13,975             $13,347              $15,121              $12,015
                                $14,027             $13,396              $15,170              $12,063
                                $14,138             $13,502              $15,306              $12,091
                                $13,922             $13,295              $15,141              $12,139
                                $14,087             $13,453              $15,304              $12,194
                                $14,197             $13,558              $15,407              $12,214
                                $14,420             $13,771              $15,635              $12,180
                                $14,698             $14,037              $15,893              $12,180
                                $14,606             $13,949              $15,839              $12,235
OCT-01                          $14,756             $14,092              $16,020              $12,193
                                $14,570             $13,915              $15,885              $12,173
                                $14,407             $13,759              $15,734              $12,125
                                $14,616             $13,958              $16,006              $12,153
                                $14,821             $14,154              $16,200              $12,202
                                $14,499             $13,847              $15,882              $12,270
                                $14,801             $14,135              $16,192              $12,339
                                $14,894             $14,224              $16,291              $12,339
                                $15,044             $14,367              $16,464              $12,346
                                $15,255             $14,568              $16,676              $12,360
                                $15,447             $14,752              $16,876              $12,400
                                $15,832             $15,119              $17,246              $12,428
OCT-02                          $15,499             $14,802              $16,959              $12,448
                                $15,456             $14,760              $16,888              $12,448
                                $15,822             $15,110              $17,245              $12,421
                                $15,700             $14,994              $17,201              $12,476
                                $15,970             $15,252              $17,442              $12,572
                                $15,967             $15,249              $17,453              $12,648
                                $16,122             $15,397              $17,568              $12,620
                                $16,501             $15,758              $17,979              $12,599
                                $16,374             $15,637              $17,902              $12,613
                                $15,744             $15,035              $17,275              $12,627
                                $15,921             $15,205              $17,405              $12,675
                                $16,426             $15,687              $17,916              $12,716
OCT-03                          $16,321             $15,587              $17,830              $12,761

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                                     1 Year               5 Year             10 Year

              Fund (not adjusted for sales charge)(2)              5.31%                4.74%              5.02%
              Fund (adjusted for maximum sales charge)(2)          0.63%                3.78%              4.54%
              Lehman Brothers Municipal Bond Index(3)              5.11%                5.55%              5.95%

CLASS B SHARES                                                     1 Year               5 Year         Since Inception
                                                                                                      (March 30, 1994)
              Fund (not adjusted for sales charge)(2)              4.53%                3.96%              5.00%
              Fund (adjusted for maximum sales charge)(2)         -0.47%                3.62%              5.00%
              Lehman Brothers Municipal Bond Index(3)              5.11%                5.55%              6.71%

CLASS C SHARES                                                     1 Year               5 Year         Since Inception
                                                                                                       (March 1, 2002)
              Fund (not adjusted for sales charge)(2)              4.54%                 N/A               5.17%
              Fund (adjusted for maximum sales charge)(2)          2.50%                 N/A               4.53%
              Lehman Brothers Municipal Bond Index(3)              5.11%                 N/A               5.91%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. It is unmanaged and assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) A portion of the Fund's income may be subject to some state and/or local taxes and it may be subject to federal alternative minimum tax (AMT) for certain investors. Tax-equivalent SEC yield is based on a 35% federal tax bracket.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER:
THOMAS M. BYRON
VAN KAMPEN INVESTMENT ADVISORY CORP.
The Fund is managed by Thomas M. Byron of Van Kampen Investment Advisory Corp., which has had management responsibilities for the Fund since January 1999. Mr. Byron has been with Van Kampen since 1981 and currently serves as Vice President. He received a B.S. in Finance from Marquette University and an M.B.A. from DePaul University.

PERFORMANCE REVIEW
The WM TAX-EXEMPT BOND FUND returned 5.31% (Class A shares not adjusted for sales charge) for the 12-month period ended October 31, 2003. This outpaced the performance of its benchmark index, which was 5.11% for the same period.(3) As of October 31, 2003, the Fund's 30-day SEC yield was 3.88% for Class A shares, 3.31% for Class B shares, and 3.28% for Class C shares. On a tax-equivalent basis, the yield was 5.96% for Class A shares, 5.09% for Class B shares, and 5.05% for
Class C shares.(4)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003?
The economy's surging growth near the fiscal year's end contrasted with its persistent weakness during earlier quarters. One of the most widely watched economic indicators, employment strength, was in negative territory for much of the period. Repeated comments from government officials and Wall Street commentators suggested that the economy might be entering a deflationary period, and this seemed to weigh heavily on the minds of investors over the course of the year. The Federal Reserve attempted to allay these fears and keep the economy moving in the right direction by cutting the federal funds target rate twice during the period for a total reduction of 0.75%.

The uncertain climate had a definite effect on the municipal bond market. Although yields on intermediate- and long-term bonds ended the period approximately where they began, the road between these two points was decidedly bumpy. The 12-month period can be divided into two distinct market environments. The first of these, which lasted from October 2002 to mid-June 2003, saw municipal yields drop by roughly 80 basis points (0.80%) to levels not seen since the late 1960s. These plummeting yields led to a surge in issuance as municipalities moved to lock in low financing, and, in the case of older bonds, low refinancing costs. These record levels of supply met with substantial demand as investors in search of relative stability poured cash into municipal bond funds. The municipal market reversed abruptly in mid-June, when yields began to climb from historical lows. During this interval, investors shifted their attention to the advancing equity market, which reduced demand. Issuance remained strong, but it abated somewhat during the period's last three months. These forces combined to lift municipal bond yields from their lows so that they ended the period close to where they began.

At the same time, ongoing budgetary and fiscal difficulties at the state and local level contributed to ratings downgrades. In July, Standard & Poor's downgraded California three notches to BBB from A. Moody's also downgraded the state, shifting it to A3 from A2, but California continued to issue debt at record levels to address its cash and budget problems. Valuations in its municipal bond market declined to extremely low levels during the period. This drew interest from many national investors seeking to benefit from the relatively attractive yields available in the state's market. Van Kampen attempted to take advantage of this situation by increasing the Fund's California holdings to 10.5% of total assets.

Throughout the year, Van Kampen monitored the portfolio composition in terms of maturity and coupon structures so that it could keep the Fund's duration (a measure of sensitivity to interest rate changes) slightly shorter than that of its benchmark. This strategy resulted from the historical steepness of the yield curve, which plots the difference in yields between shorter- and longer-term bonds. A majority of the securities purchased were premium coupons in the 15- to 20-year maturity range. Van Kampen believes these bonds offer an attractive income stream, as well as strong relative return potential if the yield curve eventually begins to flatten.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
The high credit quality portfolio, which remained basically unchanged during the period, positively impacted the Fund's performance. Securities rated Aa and higher increased just slightly to 93% of Fund net assets.(5) However, individual rating categories changed as insured bonds were increased by 4% and Aa positions were reduced. Adjustments to sector concentrations included increases in water and sewer, power, and education positions. Holdings were reduced in the general obligation, hospital, and industrial development sectors.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
Van Kampen believes the economy has shown some signs of improvement, though the employment picture remains soft. It continues to expect gains in economic growth into the first half of 2004, although the likelihood of a sustained rebound is uncertain. The Fed is on hold for the foreseeable future but could begin tightening when it believes sustained growth has arrived. When the market perceives this tightening, the yield curve should begin to flatten as short-term rates rise faster than long-term rates.

Market and investor perceptions of the equity market could play a major role in the amount of cash allocated to municipal bonds and bond funds. If equities continue to improve, it may put more upward pressure on rates, which will then have a bearing on interest rate spreads in the municipal market.

Van Kampen's current strategy is to maintain the Fund's high credit quality and liquidity. It also plans to keep duration slightly shorter than that of the benchmark until the Fed begins to raise short-term interest rates. It will try to take advantage of California's present circumstances and add securities from this market when it believes the levels are attractive. Van Kampen will also continue to seek premium securities priced to a call in the 15- to 20-year maturity range and to monitor the market for compelling opportunities, as well as signs of risk.

(5) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). If issues are not rated by Moody's, the equivalent Standard & Poor's rating is converted and incorporated (non-rated issues are not classified by either service). Allocation percentages are based on total investment value of the portfolio as of 10/31/03.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(5)

[pie chart]


Non-Rated/Other 1%
Baa 3%
A 3%
Aa 23%
Aaa 70%

                          California Municipal Fund

              Value of a $10,000 Investment (Class A shares)(1)
                                   [GRAPH]

                                                                          Lehman
                                                                         Brothers
                                                                         Municipal
                                                                           Bond
                                  NAV                Sales                Index              Inflation

OCT-93                          $10,000              $9,550              $10,000              $10,000
                                 $9,852              $9,409               $9,912              $10,007
                                $10,073              $9,619              $10,121              $10,007
                                $10,179              $9,721              $10,237              $10,034
                                 $9,913              $9,467               $9,971              $10,068
                                 $9,407              $8,983               $9,566              $10,102
                                 $9,416              $8,992               $9,647              $10,117
                                 $9,488              $9,061               $9,731              $10,124
                                 $9,417              $8,993               $9,671              $10,158
                                 $9,570              $9,140               $9,848              $10,185
                                 $9,607              $9,175               $9,883              $10,226
                                 $9,479              $9,053               $9,738              $10,254
OCT-94                           $9,287              $8,869               $9,564              $10,261
                                 $9,056              $8,648               $9,391              $10,274
                                 $9,205              $8,791               $9,598              $10,274
                                 $9,514              $9,086               $9,872              $10,315
                                 $9,805              $9,364              $10,160              $10,357
                                 $9,919              $9,473              $10,276              $10,391
                                 $9,939              $9,491              $10,289              $10,425
                                $10,254              $9,792              $10,617              $10,446
                                $10,130              $9,674              $10,525              $10,467
                                $10,178              $9,720              $10,625              $10,467
                                $10,304              $9,841              $10,759              $10,494
                                $10,382              $9,914              $10,827              $10,515
OCT-95                          $10,547             $10,072              $10,984              $10,550
                                $10,742             $10,259              $11,167              $10,542
                                $10,870             $10,381              $11,274              $10,535
                                $10,919             $10,428              $11,359              $10,597
                                $10,859             $10,370              $11,282              $10,631
                                $10,699             $10,217              $11,138              $10,686
                                $10,688             $10,207              $11,107              $10,728
                                $10,688             $10,207              $11,102              $10,748
                                $10,778             $10,293              $11,223              $10,755
                                $10,890             $10,400              $11,325              $10,775
                                $10,930             $10,438              $11,323              $10,796
                                $11,073             $10,575              $11,482              $10,830
OCT-96                          $11,196             $10,692              $11,611              $10,865
                                $11,382             $10,870              $11,824              $10,886
                                $11,350             $10,839              $11,774              $10,886
                                $11,370             $10,859              $11,797              $10,920
                                $11,464             $10,948              $11,905              $10,954
                                $11,347             $10,836              $11,747              $10,982
                                $11,431             $10,916              $11,845              $10,995
                                $11,579             $11,058              $12,023              $10,988
                                $11,729             $11,201              $12,152              $11,001
                                $12,093             $11,549              $12,488              $11,015
                                $11,995             $11,456              $12,371              $11,036
                                $12,136             $11,590              $12,518              $11,063
OCT-97                          $12,222             $11,672              $12,598              $11,091
                                $12,320             $11,765              $12,673              $11,084
                                $12,517             $11,954              $12,858              $11,071
                                $12,614             $12,047              $12,990              $11,092
                                $12,631             $12,062              $12,994              $11,113
                                $12,631             $12,062              $13,006              $11,134
                                $12,571             $12,006              $12,947              $11,154
                                $12,771             $12,197              $13,152              $11,174
                                $12,812             $12,236              $13,203              $11,188
                                $12,821             $12,244              $13,236              $11,201
                                $13,012             $12,427              $13,441              $11,215
                                $13,201             $12,607              $13,609              $11,228
OCT-98                          $13,173             $12,580              $13,609              $11,255
                                $13,235             $12,640              $13,657              $11,255
                                $13,276             $12,679              $13,691              $11,248
                                $13,427             $12,823              $13,854              $11,275
                                $13,375             $12,773              $13,793              $11,289
                                $13,398             $12,795              $13,812              $11,323
                                $13,406             $12,803              $13,847              $11,405
                                $13,309             $12,710              $13,766              $11,405
                                $13,080             $12,492              $13,568              $11,405
                                $13,137             $12,546              $13,617              $11,439
                                $12,938             $12,356              $13,508              $11,467
                                $12,923             $12,341              $13,514              $11,522
OCT-99                          $12,664             $12,094              $13,368              $11,543
                                $12,791             $12,215              $13,509              $11,550
                                $12,676             $12,105              $13,408              $11,550
                                $12,586             $12,020              $13,350              $11,577
                                $12,789             $12,213              $13,505              $11,646
                                $13,120             $12,529              $13,801              $11,741
                                $13,027             $12,440              $13,719              $11,748
                                $12,935             $12,353              $13,648              $11,755
                                $13,307             $12,708              $14,010              $11,823
                                $13,529             $12,920              $14,205              $11,843
                                $13,828             $13,206              $14,423              $11,858
                                $13,732             $13,114              $14,348              $11,919
OCT-00                          $13,842             $13,219              $14,505              $11,940
                                $13,938             $13,311              $14,615              $11,947
                                $14,318             $13,674              $14,976              $11,940
                                $14,338             $13,693              $15,124              $12,015
                                $14,391             $13,744              $15,173              $12,063
                                $14,502             $13,850              $15,309              $12,091
                                $14,257             $13,616              $15,144              $12,139
                                $14,420             $13,771              $15,307              $12,194
                                $14,490             $13,838              $15,410              $12,214
                                $14,722             $14,060              $15,638              $12,180
                                $15,126             $14,445              $15,896              $12,180
                                $15,076             $14,397              $15,842              $12,235
OCT-01                          $15,228             $14,543              $16,023              $12,193
                                $15,083             $14,405              $15,888              $12,173
                                $14,901             $14,230              $15,737              $12,125
                                $15,108             $14,428              $16,009              $12,153
                                $15,270             $14,582              $16,203              $12,202
                                $14,932             $14,260              $15,885              $12,270
                                $15,220             $14,535              $16,195              $12,339
                                $15,360             $14,669              $16,294              $12,339
                                $15,485             $14,788              $16,467              $12,346
                                $15,666             $14,961              $16,679              $12,360
                                $15,917             $15,200              $16,879              $12,400
                                $16,375             $15,638              $17,249              $12,428
OCT-02                          $15,926             $15,210              $16,963              $12,448
                                $15,923             $15,207              $16,891              $12,448
                                $16,224             $15,494              $17,248              $12,421
                                $16,067             $15,344              $17,205              $12,476
                                $16,288             $15,555              $17,445              $12,572
                                $16,316             $15,582              $17,456              $12,648
                                $16,471             $15,730              $17,571              $12,620
                                $16,817             $16,060              $17,982              $12,599
                                $16,655             $15,906              $17,905              $12,613
                                $15,988             $15,268              $17,278              $12,627
                                $16,163             $15,436              $17,408              $12,675
                                $16,558             $15,813              $17,920              $12,716
OCT-03                          $16,515             $15,772              $17,830              $12,761

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                                     1 Year               5 Year             10 Year

              Fund (not adjusted for sales charge)(2)              3.69%                4.62%              5.15%
              Fund (adjusted for maximum sales charge)(2)         -0.93%                3.66%              4.66%
              Lehman Brothers Municipal Bond Index(3)              5.11%                5.55%              5.95%

CLASS B SHARES                                                     1 Year               5 Year         Since Inception
                                                                                                       (July 1, 1994)
              Fund (not adjusted for sales charge)(2)              2.92%                3.84%              5.41%
              Fund (adjusted for maximum sales charge)(2)         -2.08%                3.50%              5.41%
              Lehman Brothers Municipal Bond Index(3)              5.11%                5.55%              6.77%

CLASS C SHARES                                                     1 Year               5 Year         Since Inception
                                                                                                       (March 1, 2002)
              Fund (not adjusted for sales charge)(2)              2.92%                 N/A               4.01%
              Fund (adjusted for maximum sales charge)(2)          0.93%                 N/A               3.41%
              Lehman Brothers Municipal Bond Index(3)              5.11%                 N/A               5.91%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. It is unmanaged and assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) A portion of the Fund's income may be subject to some state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors. Tax-equivalent SEC yield is based on a 35% federal tax bracket, 9.3% state tax bracket, and federal deduction of state taxes paid.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER:
JOSEPH A. PIRARO
VAN KAMPEN INVESTMENT ADVISORY CORP.
Mr. Piraro has had primary portfolio management responsibility for the Fund since May 1992. He joined Van Kampen in 1992 and serves as Vice President. Mr. Piraro has investment experience dating back to 1971. He received his B.S. in Marketing and Finance from DePaul University.

PERFORMANCE REVIEW
The WM CALIFORNIA MUNICIPAL FUND generated a total return of 3.69% for the 12-month period ended October 31, 2003. (Fund performance described above is for Class A shares not adjusted for sales charge.) As of October 31, 2003, the Fund's 30-day SEC yield was 4.11% for Class A shares, 3.57% for Class B shares, and 3.52% for Class C shares. On a tax-equivalent basis, the yield was 6.97% for Class A shares, 6.05% for Class B shares, and 5.97% for Class C shares.(4)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003?
The economy's surging growth near the fiscal year's end contrasted with its persistent weakness during earlier quarters. One of the most widely watched economic indicators, employment strength, was in negative territory for much of the period. Repeated comments from government officials and Wall Street commentators suggested that the economy might be entering a deflationary period, and this seemed to weigh heavily on the minds of investors over the course of the year. The Federal Reserve attempted to allay these fears and keep the economy moving in the right direction by cutting the federal funds target rate twice during the period for a total reduction of 0.75%.

The uncertain climate had a definite effect on the municipal bond market. Although yields on intermediate- and long-term bonds ended the period approximately where they began, the road between these two points was decidedly bumpy. From October of 2002 to June 13, 2003, municipal yields dropped by roughly 80 basis points (0.80%). The municipal market reversed abruptly in mid-June, when yields began to climb from their lows. During this interval, investors shifted their attention to the advancing equity market, which reduced demand.

At the same time, ongoing budgetary and fiscal difficulties at the state and local level contributed to ratings downgrades. California was no exception. In July, Standard & Poor's downgraded the state three notches from A to BBB and revised the outlook to stable. Moody's downgraded the state from A2 to A3 in August, but revised its outlook on the state to negative.

On October 7, 2003, a gubernatorial recall election took place and 55% of voters backed the removal of Governor Gray Davis from office. Arnold Schwarzenegger won a decisive victory by capturing 48.2% of the vote for replacement candidates. The newly-elected governor has inherited a $34.8 billion budget deficit, and he must act quickly since the fiscal 2004-2005 budget is due to the legislature in January 2004.

In mid-October, California faced the most damaging wildfires the state has ever seen. Standard & Poor's issued a bulletin later that month that assessed the impact of the wildfires on the state. It noted that the agency believes the wildfires are unlikely to affect the ratings of the state's general obligation bonds. Overall, due to fiscal and credit concerns, valuations in the state's municipal bond market declined to extremely low levels during the period. This drew interest from many national investors seeking to benefit from relatively attractive yields in the California market.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
Van Kampen purchased only insured California securities during this period in an effort to provide shareholders with the highest quality available. It continued to purchase securities in the 18- to 22-year maturity range of the municipal yield curve, which plots the difference in yields between shorter-term and longer-term bonds. It believes securities in this maturity range provided the potential and opportunity for strong relative results. With a large amount of California issuance during this period, Van Kampen tended to concentrate purchases in the essential services area.

Through October 2003, approximately 64% of new issues in the state entered the market as insured. Over 70% of the Fund's assets are rated Aaa, and Van Kampen reduced issues rated Aa during the period.(5) As for sector shifts, insured general obligations declined and Van Kampen increased the allocation to insured transportation bonds. It also increased insured power holdings, non-insured power bonds, and insured general purpose bonds.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
Van Kampen will continue to maintain, and increase when possible, essential services exposure, which includes areas such as power and education. It will look to reduce zero coupon bond holdings as market conditions warrant. It will also continue to seek premium coupon holdings in the 18- to 22-year area of the municipal curve. It may not add any California general obligation bonds to the Fund in the near term and may seek prudent opportunities to reduce current holdings.

Van Kampen continues to expect a slowly improving economy, but remains uncertain about a rebound's sustainability. The Fed is on hold for the foreseeable future but could begin tightening when it believes sustained growth has arrived. It will tend to err on the side of growth and at the expense of inflation. When the market perceives this tightening, the yield curve could flatten as short-term rates rise faster than long-term rates. Market and investor perceptions of the equity market could play a major role in the amount of cash allocated to municipal bonds and bond funds. If equities continue to improve, it may put more upward pressure on interest rates.


(5) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). If issues are not rated by Moody's, the equivalent Standard & Poor's rating is converted and incorporated (non-rated issues are not classified by either service). Allocation percentages are based on total investment value of the portfolio as of 10/31/03.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(5)

[pie chart]

Ba 1%
Aa 3%
A 7%
Non-Rated/Other 8%
Baa 10%
Aaa 71%

                             California Insured
                         Intermediate Municipal Fund

              Value of a $10,000 Investment (Class A shares)(1)
                                   [GRAPH]

                                                                                              Lehman
                                                                                             Brothers
                                                                                             Municipal
                                                                                               Bond
                                  NAV                Sales              Inflation              Index

INCEPTION 4/4/94                $10,000              $9,550
APR-94                          $10,172              $9,714              $10,000              $10,000
                                $10,264              $9,802              $10,007              $10,087
                                $10,226              $9,766              $10,041              $10,025
                                $10,410              $9,942              $10,068              $10,209
                                $10,443              $9,973              $10,108              $10,245
                                $10,333              $9,868              $10,136              $10,094
OCT-94                          $10,181              $9,723              $10,143               $9,914
                                $10,039              $9,587              $10,156               $9,735
                                $10,175              $9,717              $10,156               $9,949
                                $10,468              $9,997              $10,197              $10,234
                                $10,793             $10,308              $10,237              $10,531
                                $10,911             $10,420              $10,271              $10,653
                                $10,913             $10,422              $10,305              $10,665
                                $11,253             $10,746              $10,326              $11,006
                                $11,117             $10,617              $10,346              $10,910
                                $11,257             $10,751              $10,346              $11,013
                                $11,430             $10,916              $10,373              $11,153
                                $11,507             $10,989              $10,394              $11,224
OCT-95                          $11,648             $11,123              $10,428              $11,386
                                $11,800             $11,269              $10,421              $11,575
                                $11,849             $11,316              $10,414              $11,686
                                $11,960             $11,421              $10,475              $11,775
                                $11,939             $11,402              $10,509              $11,695
                                $11,775             $11,245              $10,563              $11,546
                                $11,754             $11,225              $10,604              $11,513
                                $11,733             $11,205              $10,625              $11,509
                                $11,812             $11,280              $10,631              $11,634
                                $11,925             $11,388              $10,651              $11,740
                                $11,937             $11,400              $10,671              $11,738
                                $12,028             $11,487              $10,706              $11,902
OCT-96                          $12,153             $11,607              $10,740              $12,036
                                $12,359             $11,803              $10,760              $12,257
                                $12,312             $11,758              $10,760              $12,205
                                $12,348             $11,792              $10,795              $12,228
                                $12,418             $11,859              $10,828              $12,341
                                $12,291             $11,738              $10,855              $12,177
                                $12,350             $11,795              $10,868              $12,279
                                $12,503             $11,941              $10,862              $12,463
                                $12,634             $12,065              $10,875              $12,597
                                $12,929             $12,347              $10,888              $12,945
                                $12,836             $12,258              $10,909              $12,824
                                $12,955             $12,372              $10,936              $12,976
OCT-97                          $13,005             $12,419              $10,963              $13,059
                                $13,054             $12,467              $10,957              $13,136
                                $13,191             $12,598              $10,943              $13,328
                                $13,302             $12,703              $10,964              $13,466
                                $13,323             $12,724              $10,985              $13,470
                                $13,277             $12,679              $11,006              $13,482
                                $13,216             $12,621              $11,026              $13,421
                                $13,402             $12,799              $11,046              $13,633
                                $13,426             $12,822              $11,059              $13,686
                                $13,464             $12,858              $11,072              $13,721
                                $13,676             $13,061              $11,085              $13,933
                                $13,888             $13,263              $11,099              $14,107
OCT-98                          $13,888             $13,263              $11,125              $14,107
                                $13,899             $13,274              $11,125              $14,157
                                $13,884             $13,259              $11,119              $14,192
                                $14,034             $13,403              $11,145              $14,361
                                $13,974             $13,345              $11,159              $14,298
                                $13,995             $13,365              $11,192              $14,318
                                $14,002             $13,372              $11,274              $14,354
                                $13,933             $13,306              $11,274              $14,270
                                $13,746             $13,128              $11,274              $14,065
                                $13,825             $13,203              $11,308              $14,116
                                $13,809             $13,188              $11,335              $14,003
                                $13,856             $13,233              $11,389              $14,008
OCT-99                          $13,735             $13,116              $11,410              $13,857
                                $13,862             $13,238              $11,417              $14,004
                                $13,769             $13,150              $11,417              $13,899
                                $13,765             $13,146              $11,444              $13,839
                                $13,892             $13,267              $11,511              $14,000
                                $14,104             $13,470              $11,606              $14,306
                                $14,044             $13,412              $11,613              $14,222
                                $14,013             $13,382              $11,620              $14,148
                                $14,337             $13,691              $11,687              $14,523
                                $14,511             $13,858              $11,707              $14,725
                                $14,728             $14,065              $11,721              $14,951
                                $14,653             $13,993              $11,782              $14,874
OCT-00                          $14,746             $14,083              $11,802              $15,036
                                $14,813             $14,146              $11,809              $15,150
                                $15,070             $14,392              $11,802              $15,524
                                $15,280             $14,592              $11,876              $15,678
                                $15,286             $14,598              $11,924              $15,728
                                $15,353             $14,662              $11,951              $15,870
                                $15,149             $14,467              $11,999              $15,698
                                $15,319             $14,629              $12,053              $15,868
                                $15,429             $14,735              $12,074              $15,974
                                $15,614             $14,912              $12,040              $16,210
                                $15,914             $15,198              $12,040              $16,478
                                $15,922             $15,205              $12,094              $16,422
OCT-01                          $16,076             $15,353              $12,053              $16,609
                                $15,935             $15,218              $12,032              $16,470
                                $15,795             $15,084              $11,986              $16,313
                                $16,052             $15,330              $12,013              $16,595
                                $16,230             $15,500              $12,061              $16,796
                                $15,877             $15,162              $12,129              $16,467
                                $16,197             $15,468              $12,197              $16,788
                                $16,354             $15,618              $12,197              $16,890
                                $16,464             $15,723              $12,204              $17,069
                                $16,694             $15,943              $12,217              $17,290
                                $16,925             $16,163              $12,258              $17,497
                                $17,321             $16,541              $12,285              $17,880
OCT-02                          $16,896             $16,136              $12,305              $17,584
                                $16,942             $16,180              $12,305              $17,510
                                $17,259             $16,482              $12,278              $17,879
                                $17,092             $16,322              $12,332              $17,834
                                $17,305             $16,526              $12,427              $18,084
                                $17,307             $16,528              $12,502              $18,095
                                $17,445             $16,660              $12,475              $18,214
                                $17,803             $17,002              $12,454              $18,641
                                $17,643             $16,849              $12,468              $18,560
                                $17,124             $16,353              $12,482              $17,911
                                $17,297             $16,519              $12,529              $18,045
                                $17,672             $16,877              $12,570              $18,576
OCT-03                          $17,625             $16,832              $12,614              $18,483

Average Annual Total Returns as of 10/31/03
CLASS A SHARES                                                     1 Year             5 Year         Since Inception
                                                                                                     (April 4, 1994)
              Fund (not adjusted for sales charge)(2)              4.29%              4.88%                6.10%
              Fund (adjusted for maximum sales charge)(2)         -0.38%              3.92%                5.59%
              Lehman Brothers Municipal Bond Index(3)              5.11%              5.55%                6.68%

CLASS B SHARES                                                     1 Year             5 Year         Since Inception
                                                                                                      (July 1, 1994)
              Fund (not adjusted for sales charge)(2)              3.51%              4.08%                5.21%
              Fund (adjusted for maximum sales charge)(2)         -1.50%              3.74%                5.21%
              Lehman Brothers Municipal Bond Index(3)              5.11%              5.55%                6.77%

CLASS C SHARES                                                     1 Year             5 Year         Since Inception
                                                                                                     (March 1, 2002)
              Fund (not adjusted for sales charge)(2)              3.50%               N/A                 4.25%
              Fund (adjusted for maximum sales charge)(2)          1.48%               N/A                 3.62%
              Lehman Brothers Municipal Bond Index(3)              5.11%               N/A                 5.91%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-5-4-3-2-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. It is unmanaged and assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark. However, the benchmark's performance for Class A shares is calculated as of 4/30/94.

(4) A portion of the Fund's income may be subject to some state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors. Tax-equivalent SEC yield is based on a 35% federal tax bracket, 9.3% state tax bracket, and federal deduction of state taxes paid.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

PORTFOLIO MANAGER:
JOSEPH A. PIRARO
VAN KAMPEN INVESTMENT ADVISORY CORP.
Mr. Piraro has had primary portfolio management responsibility for the Fund since its inception in 1994. He joined Van Kampen in 1992 and serves as Vice President. Mr. Piraro has investment experience dating back to 1971. He received his B.S. in Marketing and Finance from DePaul University.

PERFORMANCE REVIEW
The WM CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND posted a total return of 4.29% for the 12-month period ended October 31, 2003. (Fund performance described above is for Class A shares not adjusted for sales charge.) As of October 31, 2003, the Fund's 30-day SEC yield was 2.89% for Class A shares, 2.27% for Class B shares, and 2.25% for Class C shares. On a tax-equivalent basis, the yield was 4.91% for Class A shares, 3.86% for Class B shares, and 3.81% for Class C shares.(4)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003?
The economy's surging growth near the fiscal year's end contrasted with its persistent weakness during earlier quarters. One of the most widely watched economic indicators, employment strength, was in negative territory for much of the period. Repeated comments from government officials and Wall Street commentators suggested that the economy might be entering a deflationary period, and this seemed to weigh heavily on the minds of investors over the course of the year. The Federal

Reserve attempted to allay these fears and keep the economy moving in the right direction by cutting the federal funds target rate twice during the period for a total reduction of 0.75%.

The uncertain climate had a definite effect on the municipal bond market. Although yields on intermediate- and long-term bonds ended the period approximately where they began, the road between these two points was decidedly bumpy. From October of 2002 to June 13, 2003, municipal yields dropped by roughly 80 basis points (0.80%). The municipal market reversed abruptly in mid-June, when yields began to climb from their lows. During this interval, investors shifted their attention to the advancing equity market, which reduced demand for municipal bonds.

At the same time, ongoing budgetary and fiscal difficulties at the state and local level contributed to ratings downgrades. California was no exception. In July, Standard & Poor's downgraded the state three notches from A to BBB and revised the outlook to stable. Moody's downgraded the state from A2 to A3 in August, but revised its outlook on the state to negative.

On October 7, 2003, a gubernatorial recall election took place and 55% of voters backed the removal of Governor Gray Davis from office. Arnold Schwarzenegger won a decisive victory by capturing 48.2% of the vote for replacement candidates. The newly-elected governor has inherited a $34.8 billion budget deficit, and he must act quickly since the fiscal 2004-2005 budget is due to the legislature in January 2004.

In mid-October, California faced the most damaging wildfires the state has ever seen. Standard & Poor's issued a bulletin later that month that assessed the impact of the wildfires on the state. It noted that the agency believes the wildfires are unlikely to affect the ratings of the state's general obligation bonds. Overall, due to the fiscal and credit concerns, valuations in the state's municipal bond market declined to extremely low levels during the period. This drew interest from many national investors seeking to benefit from relatively attractive yields in the California market.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
Van Kampen purchased only insured California securities during this period in an effort to provide shareholders with the highest quality available. It continued to purchase securities in the 10- to 15-year maturity range of the municipal yield curve, which plots the difference in yields between shorter-term and longer-term holdings. It believes securities in this maturity range provided the Fund with the best relative return potential. With a large amount of California issuance during this period, Van Kampen tended to concentrate purchases in the essential services area.

Through October 2003, approximately 64% of new issues in the state entered the market as insured. Van Kampen increased holdings rated Aaa to 96% during the period.(5) In terms of sectors, it increased positions in both insured power and insured water and sewer, and it lowered the Fund's concentration in insured holdings from the transportation, housing, and education sectors.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY? Although the Fund must put at least 80% of its assets in insured California securities, Van Kampen typically maintains a much higher portion--90%--in insured California paper.(6) It will continue to maintain, and increase when possible, essential services exposure, which includes areas such as power and education. Van Kampen will look to reduce zero coupon bond holdings as market conditions warrant. It will also continue to seek premium coupon holdings in the 10- to 15-year area of the municipal curve. It may not add any California general obligation bonds to the Fund in the near term and may seek prudent opportunities to reduce current holdings.

Van Kampen continues to expect a slowly improving economy, but remains uncertain about a rebound's sustainability. The Fed is on hold for the foreseeable future but could begin tightening when it believes sustained growth has arrived. It will tend to err on the side of growth and at the expense of inflation. When the market perceives this tightening, the yield curve could flatten as short-term rates rise faster than long-term rates. Market and investor perceptions of the equity market could play a major role in the amount of cash allocated to municipal bonds and bond funds. If equities continue to improve, it may put more upward pressure on interest rates.

(5) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). If issues are not rated by Moody's, the equivalent Standard & Poor's rating is converted and incorporated (non-rated issues are not classified by either service). Allocation percentages are based on total investment value of the portfolio as of 10/31/03.

(6) Insurance applies only to the timely repayment of principal and interest of the underlying securities and does not protect the market value of the Fund.

Note: Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended 10/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of October 31, 2003(5)

[pie chart]

Non-Rated 1%
Aa 1%
Baa 2%
Aaa 96%

PORTFOLIO OF INVESTMENTS

REIT FUND

OCTOBER 31, 2003

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

REAL ESTATE INVESTMENT TRUSTS - 88.3%

  DIVERSIFIED - 5.2%
     130,000    iStar Financial Inc.                        $    4,948
      96,500    Vornado Realty Trust                             4,878
                                                            ----------
                Total Diversified                                9,826
                                                            ----------

  HEALTH CARE - 4.6%
     106,600    Health Care Property Investors, Inc.             4,971
     110,000    Healthcare Realty Trust, Inc.                    3,712
                                                            ----------
                Total Health Care                                8,683
                                                            ----------

  INDUSTRIAL/OFFICE - 24.5%

    INDUSTRIAL - 6.4%
     123,200    AMB Property Corporation                         3,695
      42,100    CenterPoint Properties Trust                     2,861
     188,000    ProLogis                                         5,553
                                                            ----------
                                                                12,109
                                                            ----------
    MIXED - 2.3%
     147,800    Duke Realty Corporation                          4,328
                                                            ----------

    OFFICE - 15.8%
     109,100    Arden Realty, Inc.                               3,052
     101,000    Boston Properties, Inc.                          4,469
     145,000    CarrAmerica Realty Corporation                   4,360
     320,000    Corporate Office Properties Trust                6,189
     300,000    Equity Office Properties Trust                   8,403
      97,800    SL Green Realty Corporation                      3,535
                                                            ----------
                                                                30,008
                                                            ----------
                Total Industrial/Office                         46,445
                                                            ----------

    LODGING/RESORTS - 5.4%
     176,500    FelCor Lodging Trust, Inc.                       1,799
     160,000    Hospitality Properties Trust                     5,867
     251,400    Host Marriott Corporation+                       2,627
                                                            ----------
                Total Lodging/Resorts                           10,293
                                                            ----------

    MORTGAGE - 2.9%
     215,300    Annaly Mortgage Management, Inc.                 3,518
     100,000    Friedman, Billings, Ramsey Group, Inc.,
                  Class A                                        1,992
                                                            ----------
                Total Mortgage                                   5,510
                                                            ----------

  RESIDENTIAL - 13.2%

    APARTMENTS - 13.2%
     158,000    Apartment Investment & Management
                  Company, Class A                               6,462
     122,000    AvalonBay Communities, Inc.                      5,572
     288,000    Equity Residential                               8,424
     263,000    United Dominion Realty Trust, Inc.               4,589
                                                            ----------
                Total Residential                               25,047
                                                            ----------

  RETAIL - 23.3%

    REGIONAL MALLS - 16.8%
     112,500    General Growth Properties, Inc.                  8,606
     217,000    Macerich Company                                 8,724


                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

     160,000    Mills Corporation                           $    6,528
     177,000    Simon Property Group, Inc.                       7,979
                                                            ----------
                                                                31,837
                                                            ----------

  SHOPPING CENTERS - 6.5%
     181,000    Developers Diversified Realty Corporation        5,231
     170,000    Kimco Realty Corporation                         7,082
                                                            ----------
                                                                12,313
                                                            ----------
                Total Retail                                    44,150
                                                            ----------

  SELF STORAGE - 3.2%
      90,000    Public Storage, Inc.                             3,600
      65,000    Shurgard Storage Centers, Inc., Class A          2,353
                                                            ----------
                Total Self Storage                               5,953
                                                            ----------
  SPECIALTY - 6.0%
     185,000    Capital Automotive REIT                          5,756
     215,000    Plum Creek Timber Company, Inc.                  5,665
                                                            ----------
                Total Specialty                                 11,421
                                                            ----------

                Total Real Estate Investment Trusts
                (Cost $139,777)                                167,328
                                                            ----------

COMMON STOCKS - 6.4%

 CONSUMER DISCRETIONARY - 4.9%

  CONSUMER DURABLES & APPAREL - 2.4%

     111,000    D.R. Horton, Inc.                                4,418
                                                            ----------

  HOTELS, RESTAURANTS & LEISURE - 2.5%
     122,000    Mandalay Resort Group                            4,788
                                                            ----------
                Total Consumer Discretionary                     9,206
                                                            ----------

 FINANCIALS - 1.5%

  INSURANCE - 1.5%
      92,000   Fidelity National Financial, Inc.                 2,845
                                                            ----------

               Total Common Stocks
                 (Cost $10,037)                                 12,051
                                                            ----------

32

                     See Notes to Financial Statements.

REIT FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

REPURCHASE AGREEMENT - 5.4%
  (Cost $10,288)

$     10,288    Agreement with Goldman Sachs Group,
                Inc., 0.960% dated 10/31/2003, to be
                repurchased at $10,289 on 11/03/2003
                (Collateralized by $8,730 U.S.
                Treasury Bonds, having various
                interest rates and maturities
                Market Value $10,473)                       $   10,288
                                                            ----------

TOTAL INVESTMENTS (Cost $160,102*)                  100.1%     189,667

OTHER ASSETS AND LIABILITIES (NET)                   (0.1)        (240)
                                                    -----   ----------

NET ASSETS                                          100.0%  $  189,427
                                                    =====   ==========

--------
  *    Aggregate cost for federal tax purposes is $160,106.
  +    Non-income producing security.

                                                                          33

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

EQUITY INCOME FUND

OCTOBER 31, 2003

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - 82.9%

 CONSUMER DISCRETIONARY - 13.9%

  AUTOMOBILES & COMPONENTS - 4.5%
     255,200    General Motors Corporation                  $   10,890
     260,000    Genuine Parts Company                            8,273
     240,000    Magna International Inc., Class A               19,255
     100,000    MI Developments, Inc., Class A+                  2,532
                                                            ----------
                                                                40,950
                                                            ----------

  CONSUMER DURABLES & APPAREL - 3.7%
     270,000    D.R. Horton, Inc.                               10,746
     578,000    Mattel, Inc.                                    11,190
     180,000    Nike Inc., Class B**                            11,502
                                                            ----------
                                                                33,438
                                                            ----------
  HOTELS, RESTAURANTS & LEISURE - 4.0%
     310,000    Carnival Corporation                            10,822
     360,000    Mandalay Resort Group                           14,130
     475,000    McDonald's Corporation                          11,880
                                                            ----------
                                                                36,832
                                                            ----------
  RETAILING - 1.7%
     262,000    May Department Stores Company**                  7,326
     150,000    Sears, Roebuck & Company                         7,894
                                                            ----------
                                                                15,220
                                                            ----------
                Total Consumer Discretionary                   126,440
                                                            ----------

 CONSUMER STAPLES - 6.7%

  FOOD & STAPLES RETAILING - 2.7%
     360,000    Supervalu Inc.                                   9,079
     563,000    Wal-Mart de Mexico SA de CV, ADR                15,525
                                                            ----------
                                                                24,604
                                                            ----------
  FOOD, BEVERAGE & TOBACCO - 3.3%
     203,000    Altria Group, Inc.                               9,440
     392,000    ConAgra Foods, Inc.                              9,345
      77,000    Diageo PLC, Sponsored ADR                        3,681
      99,000    Hershey Foods Corporation                        7,633
                                                            ----------
                                                                30,099
                                                            ----------

  HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
      60,000    Procter & Gamble Company                         5,897
                                                            ----------
                Total Consumer Staples                          60,600
                                                            ----------

  ENERGY - 6.8%
     330,000    Baker Hughes Inc.                                9,326
     226,000    BP PLC, Sponsored ADR                            9,578
     136,600    ChevronTexaco Corporation                       10,149
     172,000    ConocoPhillips Company                           9,830
     165,000    Royal Dutch Petroleum Company (F)                7,323
     121,000    Schlumberger Ltd.                                5,683
     235,117    Valero Energy Corporation                       10,040
                                                            ----------
                Total Energy                                    61,929
                                                            ----------


                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

 FINANCIALS - 23.6%

  BANKS - 8.9%
     250,000    Bank of America Corporation                 $   18,932
     125,000    Countrywide Financial Corporation               13,140
     245,000    FleetBoston Financial Corporation                9,896
     148,000    PNC Financial Services Group, Inc.               7,928
     206,200    TCF Financial Corporation                       10,760
     240,000    U.S. Bancorp                                     6,533
     240,000    Wells Fargo & Company                           13,517
                                                            ----------
                                                                80,706
                                                            ----------
   DIVERSIFIED FINANCIALS - 8.2%
     404,333    Citigroup Inc.                                  19,165
     238,500    Fannie Mae                                      17,098
     177,000    Franklin Resources, Inc.                         8,393
     344,000    J.P. Morgan Chase & Company                     12,350
     195,000    Morgan Stanley Dean Witter & Company            10,700
     155,000    T. Rowe Price Group, Inc.                        6,378
                                                            ----------
                                                                74,084
                                                            ----------

   INSURANCE - 6.5%
     535,000    ACE Ltd.                                        19,260
     300,000    AFLAC Inc.                                      10,944
     267,000    Allstate Corporation                            10,546
     270,000    XL Capital Ltd., Class A                        18,765
                                                            ----------
                                                                59,515
                                                            ----------
                Total Financials                               214,305
                                                            ----------

 HEALTH CARE - 6.9%

   HEALTH CARE EQUIPMENT & SERVICES - 1.0%
     240,000    Becton Dickinson & Company                       8,774
                                                            ----------

   PHARMACEUTICALS & BIOTECHNOLOGY - 5.9%
     202,300    Abbott Laboratories                              8,622
     395,000    Bristol-Myers Squibb Company                    10,021
     182,500    Johnson & Johnson                                9,185
     172,000    Merck & Company, Inc.                            7,611
     550,500    Mylan Laboratories Inc.                         13,295
     328,000    Schering-Plough Corporation                      5,009
                                                            ----------
                                                                53,743
                                                            ----------
                Total Health Care                               62,517
                                                            ----------

 INDUSTRIALS - 8.1%

   CAPITAL GOODS - 8.1%
     306,000    Boeing Company                                  11,778
     112,500    Emerson Electric Company                         6,384
     180,000    General Dynamics Corporation                    15,066
     379,000    General Electric Company                        10,995
     244,000    Honeywell International Inc.                     7,469
      84,000    Northrop Grumman Corporation                     7,510
     675,000    Tyco International Ltd.                         14,094
                                                            ----------
                Total Industrials                               73,296
                                                            ----------

34

                     See Notes to Financial Statements

EQUITY INCOME FUND

OCTOBER 31, 2003

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - (CONTINUED)

 INFORMATION TECHNOLOGY - 6.7%

  COMMUNICATIONS EQUIPMENT - 1.3%
     310,000    Harris Corporation                          $   11,538
                                                            ----------

  COMPUTERS & PERIPHERALS - 1.9%
     385,000    Hewlett-Packard Company                          8,589
      94,000    International Business Machines
                 Corporation                                     8,411
                                                            ----------
                                                                17,000
                                                            ----------

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
     321,000    Diebold, Inc.                                   18,316
                                                            ----------

  IT SERVICES - 0.5%
     230,000    Electronic Data Systems Corporation              4,934
                                                            ----------

  SOFTWARE - 1.0%
     386,000    Computer Associates International, Inc.          9,079
                                                            ----------
                Total Information Technology                    60,867
                                                            ----------

  MATERIALS - 2.8%
     190,000    Alcoa Inc.                                       5,998
     144,000    Dow Chemical Company                             5,427
      68,000    E.I. Du Pont de Nemours & Company                2,747
     310,000    Monsanto Company                                 7,766
      55,000    PPG Industries, Inc.                             3,171
                                                            ----------
                Total Materials                                 25,109
                                                            ----------

  TELECOMMUNICATION SERVICES - 2.8%
     265,000    Alltel Corporation                              12,526
      80,000    Metromedia Fiber Network, Inc., Class A+             0***
     115,000    SBC Communications Inc.                          2,758
     301,000    Verizon Communications Inc.                     10,114
                                                            ----------
                Total Telecommunication Services                25,398
                                                            ----------
  UTILITIES - 4.6%
     484,000    Duke Energy Corporation                          8,784
     476,500    El Paso Corporation                              3,497
     220,000    FPL Group, Inc.                                 14,023
     205,000    Pinnacle West Capital Corporation                7,495
     282,000    Southern Company                                 8,404
                                                            ----------
                Total Utilities                                 42,203
                                                            ----------
                Total Common Stocks
                  (Cost $693,598)                              752,664
                                                            ----------
REAL ESTATE INVESTMENT TRUSTS - 7.5%
     170,000    AMB Property Corporation                         5,098
      94,500    Apartment Investment & Management
                  Company, Class A                               3,865
      74,000    Arden Realty, Inc.                               2,070
      45,000    CarrAmerica Realty Corporation                   1,353
     100,000    Corporate Office Properties Trust                1,934
      47,000    Developers Diversified Realty Corporation        1,358

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

      81,000    Duke Realty Corporation                     $    2,372
     208,000    Equity Office Properties Trust                   5,826
     228,000    Equity Residential                               6,669
      97,000    General Growth Properties, Inc.                  7,421
      97,000    Health Care Property Investors, Inc.             4,523
      97,000    Hospitality Properties Trust                     3,557
      35,000    Kimco Realty Corporation                         1,458
      80,000    Macerich Company                                 3,216
     161,000    Plum Creek Timber Company, Inc.                  4,242
      87,500    ProLogis                                         2,585
     103,000    Shurgard Storage Centers, Inc., Class A          3,729
     147,000    Simon Property Group, Inc.                       6,627
                                                            ----------
                Total Real Estate Investment Trust
                  (Cost $52,714)                                67,903
                                                            ----------

  PRINCIPAL
   AMOUNT
   (000S)
   ------

CONVERTIBLE SECURITIES - 2.7%

  CONVERTIBLE BONDS AND NOTES - 2.7%
$      6,000    LSI Logic Corporation, Conv. Sub. Note,
                4.000% due 02/15/2005                            6,000

       5,500    RadiSys Corporation, Conv. Sub. Note,
                5.500% due 08/15/2007                            5,417

       8,000    TriQuint Semiconductor, Inc., Conv.
                 Sub. Note, 4.000% due 03/01/2007                7,340

       6,500    Vitesse Semiconductor Corporation, Conv.
                Sub. Deb., 4.000% due 03/15/2005                 6,346
                                                            ----------

                Total Convertible Bonds and Notes
                (Cost $21,957)                                  25,103
                                                            ----------

    SHARES
    ------

  CONVERTIBLE PREFERRED STOCK - 0.0%+++
    (Cost $1,500)
       6,000    Global Crossing Ltd., Conv. Pfd.,
                  (in arrears), 7.000% due 12/31/2049                0***
                                                            ----------

                Total Convertible Securities
                  (Cost $23,457)                                25,103
                                                            ----------

   PRINCIPAL
    AMOUNT
    (000S)
    ------

FIXED INCOME SECURITIES - 2.4%

  CORPORATE BONDS AND NOTES - 2.2%
$      1,500    Aetna Inc., Company Guarantee,
                  7.625% due 08/15/2026                          1,704

       1,250    American Home Products Corporation, Deb.,
                  7.250% due 03/01/2023                          1,408

       4,000    ERAC USA Finance Company, Note,
                  7.350% due 06/15/2008++                        4,569

       1,000    Medpartners Inc., Sr. Note,
                  7.375% due 10/01/2006                          1,077

         500    Merrill Lynch & Company, Inc., Note,
                  6.375% due 10/15/2008                            560


                     See Notes to Financial Statements.

EQUITY INCOME FUND

OCTOBER 31, 2003

 PRINCIPAL
  AMOUNT                                                      VALUE
  (000S)                                                      (000S)
  ------                                                      ------

FIXED INCOME SECURITIES - (CONTINUED)

  CORPORATE BONDS AND NOTES - (CONTINUED)
$      4,000    TELUS Corporation, Note,
                  8.000% due 06/01/2011                     $    4,607

       2,000    Texas-New Mexico Power Company, Sr. Note,
                  6.250% due 01/15/2009                          2,034

       2,000    Time Warner Inc., Deb.,
                  9.150% due 02/01/2023                          2,503

       1,000    Westinghouse Electric Corporation, Deb.,
                  7.875% due 09/01/2023                          1,189
                                                            ----------
                Total Corporate Bonds and Notes
                  (Cost $17,442)                                19,651
                                                            ----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 0.1%

  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (FHLMC) - 0.1%
         711    6.500% due 09/01/2030                              741
         360    7.000% due 09/01/2030                              379
                                                            ----------

                Total U.S. Government Agency
                  Mortgage-Backed Securities
                  (Cost $1,039)                                  1,120
                                                            ----------

  COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 0.1%
  (Cost $807)
         806    Reilly Mortgage FHA, Series 1982,
                  7.430% due 08/01/2022                            860
                                                            ----------

                Total Fixed Income Securities
                  (Cost $19,288)                                21,631
                                                            ----------

    SHARES
    ------

WARRANTS - 0.0%+++
  (Cost $0)
       4,500    V2 Music Holdings PLC,
                Expires 05/07/2008+,++                               0***
                                                            ----------


 PRINCIPAL
  AMOUNT                                                      VALUE
  (000S)                                                      (000S)
  ------                                                      ------

REPURCHASE AGREEMENT - 4.1%
  (Cost $37,417)
$     37,417    Agreement with Goldman Sachs Group,
                 Inc., 0.960% dated 10/31/2003, to be
                 repurchased at $37,420 on 11/03/2003
                 (Collateralized by $31,751 U.S.
                 Treasury Bonds, having various
                 interest rates and maturities
                 Market Value $38,090)                      $   37,417
                                                            ----------

TOTAL INVESTMENTS (Cost $826,474*)                   99.6%     904,718

OTHER ASSETS AND LIABILITIES (NET)                    0.4        3,297
                                                    -----   ----------

NET ASSETS                                          100.0%  $  908,015
                                                    =====   ==========

--------
  *    Aggregate cost for federal tax purposes is $826,558.
 ** Some or all of these securities are on loan at October 31, 2003, and have an aggregate market value of $6,775, representing 0.7% of the total net assets of the Fund (Collateral Value $6,983).
***    Value of security is less than $500.
  +    Non-income producing security.
 ++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.
+++    Amount represents less than 0.1% of total net assets.

------------------------------------------------------------------------------
                              GLOSSARY OF TERMS

                      ADR  -- American Depository Receipt
                      (F)  -- Foreign Shares
                      FHA  -- Federal Housing Authority
------------------------------------------------------------------------------

36

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

GROWTH & INCOME FUND

OCTOBER 31, 2003

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - 94.8%

 CONSUMER DISCRETIONARY - 10.4%

  CONSUMER DURABLES & APPAREL - 1.8%
   1,419,000    Mattel, Inc.                                $   27,472
                                                            ----------

  HOTELS, RESTAURANTS & Leisure - 3.3%
   1,453,000    Carnival Corporation**                          50,724
                                                            ----------

  MEDIA - 5.3%
     512,999    Comcast Corporation, Class A+**                 17,401
     698,000    Comcast Corporation, Special Class A+**         22,769
   1,910,000    Liberty Media Corporation, Class A+             19,272
     590,000    Viacom Inc., Class B                            23,523
                                                            ----------
                                                                82,965
                                                            ----------
                Total Consumer Discretionary                   161,161
                                                            ----------

 CONSUMER STAPLES - 10.2%

  FOOD & STAPLES RETAILING - 3.6%
     474,000    Costco Wholesale Corporation+                   16,765
   2,206,000    Kroger Company+                                 38,583
                                                            ----------
                                                                55,348
                                                            ----------

  FOOD, BEVERAGE & TOBACCO - 1.7%
     565,000    PepsiCo Inc.                                    27,018
                                                            ----------

  HOUSEHOLD & PERSONAL PRODUCTS - 4.9%
     531,000    Avon Products, Inc.                             36,087
     442,000    Kimberly-Clark Corporation                      23,342
     175,000    Procter & Gamble Company                        17,201
                                                            ----------
                                                                76,630
                                                            ----------
                Total Consumer Staples                         158,996
                                                            ----------

  ENERGY - 6.8%
     636,000    BP PLC, Sponsored ADR                           26,954
     585,000    Exxon Mobil Corporation                         21,399
     535,000    Royal Dutch Petroleum Company (F)               23,743
     321,000    Schlumberger Ltd.                               15,078
     594,000    Unocal Corporation                              18,818
                                                            ----------
                Total Energy                                   105,992
                                                            ----------

 FINANCIALS - 24.6%

  BANKS - 10.8%
     469,000    Bank of America Corporation                     35,517
     688,000    FleetBoston Financial Corporation               27,788
     602,000    PNC Financial Services Group, Inc.              32,249
     695,000    Wachovia Corporation                            31,880
     709,000    Wells Fargo & Company                           39,931
                                                            ----------
                                                               167,365
                                                            ----------

  DIVERSIFIED FINANCIALS - 8.1%
     804,000    Citigroup Inc.                                  38,110
     739,000    Freddie Mac                                     41,480
   1,271,000    J.P. Morgan Chase & Company                     45,629
                                                            ----------
                                                               125,219
                                                            ----------

                                                               VALUE
    SHARES                                                     (000S)
    ------                                                     ------

  INSURANCE - 5.7%
     453,000    ACE Ltd.                                       $16,308
   1,044,000    Allstate Corporation                            41,238
     523,000    American International Group Inc.               31,814
                                                            ----------
                                                                89,360
                                                            ----------
                Total Financials                               381,944
                                                            ----------

 HEALTH CARE - 16.0%

  HEALTH CARE EQUIPMENT & SERVICES - 5.1%
     533,000    Baxter International Inc.                       14,167
     646,000    Cardinal Health Inc.**                          38,334
     539,000    Guidant Corporation                             27,494
                                                            ----------
                                                                79,995
                                                            ----------

  PHARMACEUTICALS & BIOTECHNOLOGY - 10.9%
     842,000    Bristol-Myers Squibb Company                    21,362
     516,000    Johnson & Johnson                               25,970
     367,000    Merck & Company, Inc.                           16,240
   2,184,500    Mylan Laboratories Inc.                         52,756
   1,194,000    Pfizer Inc.                                     37,730
     978,000    Schering-Plough Corporation                     14,934
                                                            ----------
                                                               168,992
                                                            ----------
                Total Health Care                              248,987
                                                            ----------

 INDUSTRIALS - 8.5%

  CAPITAL GOODS - 8.5%
     865,000    Boeing Company                                  33,294
     711,000    General Electric Company                        20,626
   1,253,000    Honeywell International Inc.                    38,354
   1,921,000    Tyco International Ltd.**                       40,111
                                                            ----------
                Total Industrials                              132,385
                                                            ----------

 INFORMATION TECHNOLOGY - 11.3%

  COMMUNICATIONS EQUIPMENT - 1.8%
   2,045,000    Motorola, Inc.**                                27,669
                                                            ----------

  COMPUTERS & PERIPHERALS - 3.8%
     947,000    Hewlett-Packard Company                         21,127
     419,000    International Business Machines
                  Corporation                                   37,492
                                                            ----------
                                                                58,619
                                                            ----------
  IT SERVICES - 1.9%
     820,000    First Data Corporation                          29,274
                                                            ----------

  SOFTWARE - 3.8%
   1,239,000    Computer Associates International, Inc.         29,141
   1,150,000    Microsoft Corporation                           30,073
                                                            ----------
                                                                59,214
                                                            ----------
                Total Information Technology                   174,776
                                                            ----------

  MATERIALS - 0.5%
     247,000    Alcoa Inc.                                       7,798
                                                            ----------

                     See Notes to Fianncial Statements.

GROWTH & INCOME FUND

OCTOBER 31, 2003

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - (CONTINUED)

  TELECOMMUNICATION SERVICES - 1.4%
     887,000    SBC Communications Inc.                     $   21,270
                                                            ----------

  UTILITIES - 5.1%
   1,046,000    Duke Energy Corporation**                       18,985
     411,000    FPL Group, Inc.                                 26,197
     771,000    NiSource Inc.                                   15,967
     501,000    Pinnacle West Capital Corporation               18,317
                                                            ----------
                Total Utilities                                 79,466
                                                            ----------
                Total Common Stocks
                  (Cost $1,263,808)                          1,472,775
                                                            ----------

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

  REPURCHASE AGREEMENT - 4.6%
    (Cost $72,048)
$     72,048    Agreement with Goldman Sachs Group,
                  Inc., 0.960% dated 10/31/2003, to
                  be repurchased at $72,054 on
                  11/03/2003 (Collateralized by
                  $61,138 U.S. Treasury Bonds,
                  having various interest rates
                  and maturities Market
                  Value $73,344)                            $   72,048
                                                            ----------

TOTAL INVESTMENTS (Cost $1,335,856*)                 99.4%   1,544,823

OTHER ASSETS AND LIABILITIES (NET)                    0.6        8,711
                                                    -----   ----------

NET ASSETS                                          100.0%  $1,553,534
                                                    =====   ==========

--------
  *    Aggregate cost for federal tax purposes is $1,347,272.
 ** Some or all of these securities are on loan at October 31, 2003, and have an aggregate market value of $52,821, representing 3.4% of the total net assets of the Fund (Collateral Value $56,594).
  +    Non-income producing security.

------------------------------------------------------------------------------
                              GLOSSARY OF TERMS

                     ADR -- American Depository Receipt
                     (F) -- Foreign Shares
------------------------------------------------------------------------------

38

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

WEST COAST EQUITY FUND

OCTOBER 31, 2003


                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - 94.0%

 CONSUMER DISCRETIONARY - 17.2%

  AUTOMOBILES & COMPONENTS - 3.2%
   1,063,300    Monaco Coach Corporation+                   $   25,615
     151,700    Superior Industries International, Inc.          6,447
                                                            ----------
                                                                32,062
                                                            ----------

  CONSUMER DURABLES & APPAREL - 4.3%
     166,700    Columbia Sportswear Company+                     9,709
     155,300    KB Home                                         10,636
     469,900    Mattel, Inc.                                     9,097
     214,900    Nike Inc., Class B**                            13,732
                                                            ----------
                                                                43,174
                                                            ----------

  HOTELS, RESTAURANTS & LEISURE - 2.5%
     355,500    Hilton Hotels Corporation                        5,631
     117,000    Jack in the Box Inc.+                            2,128
     358,000    Starbucks Corporation+                          11,313
   1,239,585    WestCoast Hospitality Corporation+               5,963
                                                            ----------
                                                                25,035
                                                            ----------

  MEDIA - 4.2%
     336,200    Getty Images, Inc.+                             15,028
     217,200    Knight-Ridder, Inc.                             15,925
     324,800    Univision Communications Inc.,
                  Class A+**                                    11,027
                                                            ----------
                                                                41,980
                                                            ----------

  RETAILING - 3.0%
   1,025,325    Building Materials Holding Corporation          14,498
     929,600    Hollywood Entertainment Corporation             14,130
     118,400    Restoration Hardware, Inc.+                        943
                                                            ----------
                                                                29,571
                                                            ----------
                Total Consumer Discretionary                   171,822
                                                            ----------

 CONSUMER STAPLES - 3.3%

  FOOD & STAPLES RETAILING - 3.3%
     471,840    Costco Wholesale Corporation+                   16,689
     922,400    Kroger Company+                                 16,133
                                                            ----------
                Total Consumer Staples                          32,822
                                                            ----------

  ENERGY - 3.7%
     108,900    Apache Corporation                               7,593
     229,300    ChevronTexaco Corporation                       17,037
     320,800    Nabors Industries Ltd.+                         12,126
                                                            ----------
                Total Energy                                    36,756
                                                            ----------

 FINANCIALS - 19.1%

  BANKS - 14.6%
     284,350    Bank of America Corporation                     21,534
     343,900    Banner Corporation                               8,168
      87,700    City National Corporation                        5,280
     183,800    East West Bancorp, Inc.                          9,023
     322,200    Greater Bay Bancorp                              8,686

                                                               VALUE
    SHARES                                                     (000S)
    ------                                                     ------

     111,200    KeyCorp                                     $    3,141
     563,125    Pacific Northwest Bancorp                       21,872
     943,200    U.S. Bancorp                                    25,674
     785,686    Washington Federal, Inc.                        20,695
     375,500    Wells Fargo & Company                           21,148
                                                            ----------
                                                               145,221
                                                            ----------

  DIVERSIFIED FINANCIALS - 1.9%
     919,800    Charles Schwab Corporation                      12,473
     144,800    Franklin Resources, Inc.                         6,866
                                                            ----------
                                                                19,339
                                                            ----------

  INSURANCE - 2.6%
     167,900    RenaissanceRe Holdings Ltd.                      7,552
     291,515    StanCorp Financial Group, Inc.                  18,380
                                                            ----------
                                                                25,932
                                                            ----------
                Total Financials                               190,492
                                                            ----------

 HEALTH CARE - 10.8%

  HEALTH CARE EQUIPMENT & SERVICES - 3.8%
     159,300    Applera Corporation-Applied
                  Biosystems Group                               3,677
      54,800    Caremark Rx, Inc.+                               1,373
     103,060    Health Net, Inc.+                                3,256
   1,728,700    OraSure Technologies, Inc.+                     14,538
     747,463    SonoSite, Inc.+                                 14,762
                                                            ----------
                                                                37,606
                                                            ----------

  PHARMACEUTICALS & BIOTECHNOLOGY - 7.0%
     184,000    Allergan, Inc.**                                13,914
     129,439    Amgen, Inc.+                                     7,994
   1,311,800    Corixa Corporation+**                            7,831
     351,500    Dendreon Corporation+                            2,960
     478,375    EDEN Bioscience Corporation+**                     713
     109,000    Genentech, Inc.+                                 8,935
     225,320    ICOS Corporation+                               10,527
      63,500    Neurocrine Biosciences, Inc.+                    2,974
     303,900    Pfizer Inc.                                      9,603
     125,700    Watson Pharmaceuticals, Inc.+                    4,936
                                                            ----------
                                                                70,387
                                                            ----------
                Total Health Care                              107,993
                                                            ----------

 INDUSTRIALS - 13.0%

  CAPITAL GOODS - 9.5%
     541,133    Boeing Company                                  20,828
      75,400    Cascade Corporation                              1,806
     511,930    Electro Scientific Industries, Inc.+            12,573
     899,200    Greenbrier Companies, Inc.+                     11,366
     109,400    Northrop Grumman Corporation                     9,781
     307,525    PACCAR Inc.                                     24,282
     214,450    Precision Castparts Corporation                  8,820
     125,500    Simpson Manufacturing Company, Inc.+             5,616
                                                            ----------
                                                                95,072
                                                            ----------

                                                                          39

                     See Notes to Financial Statements.

WEST COAST EQUITY FUND

OCTOBER 31, 2003


                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - (CONTINUED)

 INDUSTRIALS - (CONTINUED)

  COMMERCIAL SERVICES & SUPPLIES - 1.0%
     413,700    Robert Half International Inc.+**           $    9,767
                                                            ----------
  TRANSPORTATION - 2.5%
     309,310    Alaska Air Group, Inc.+                          8,905
     416,820    Expeditors International of
                  Washington, Inc.                              15,648
                                                            ----------
                                                                24,553
                                                            ----------
                Total Industrials                              129,392
                                                            ----------

 INFORMATION TECHNOLOGY - 20.5%

  COMPUTERS & PERIPHERALS - 3.2%
   1,116,100    Advanced Digital Information Corporation+       18,137
     444,700    Hewlett-Packard Company                          9,921
     565,400    InFocus Corporation+                             3,726
                                                            ----------
                                                                31,784
                                                            ----------

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
     507,335    Microvision, Inc.+**                             3,551
     404,608    RadiSys Corporation+                             7,910
     494,000    Tektronix, Inc.                                 12,681
                                                            ----------
                                                                24,142
                                                            ----------

  INTERNET SOFTWARE & SERVICES - 0.5%
   1,770,000    Primus Knowledge Solutions, Inc.+                4,956
                                                            ----------

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.6%
     201,800    Applied Materials, Inc.+                         4,716
     125,100    Atmel Corporation+                                 706
     517,800    Credence Systems Corporation+**                  8,445
     326,825    FEI Company+                                     7,762
     684,800    Intel Corporation                               22,633
      90,400    KLA-Tencor Corporation+                          5,183
     752,480    Lattice Semiconductor Corporation+               5,869
     451,100    LSI Logic Corporation+                           4,168
   1,157,800    Pixelworks, Inc.+**                             13,986
     356,940    TriQuint Semiconductor, Inc.+                    2,559
                                                            ----------
                                                                76,027
                                                            ----------

  SOFTWARE - 6.8%
     307,500    Actuate Corporation+                             1,095
     240,100    Adobe Systems Inc.                              10,526
     109,400    Fair Isaac Corporation                           6,978
   1,103,178    Microsoft Corporation                           28,848
     479,000    ONYX Software Corporation+                       2,151
     199,000    Quest Software, Inc.+**                          2,965
     281,100    Siebel Systems, Inc.+                            3,539
     250,800    Sybase, Inc.+                                    4,489
   1,264,000    WatchGuard Technologies, Inc.+                   7,268
                                                            ----------
                                                                67,859
                                                            ----------
                Total Information Technology                   204,768
                                                            ----------

                                                              VALUE
     SHARES                                                   (000S)
     ------                                                   ------

  MATERIALS - 5.2%
     814,000    Louisiana-Pacific Corporation+              $   15,482
   1,212,630    Oregon Steel Mills, Inc.+                        4,305
     489,360    Schnitzer Steel Industries, Inc., Class A       18,439
     230,100    Weyerhaeuser Company                            13,859
                                                            ----------
                Total Materials                                 52,085
                                                            ----------

  TELECOMMUNICATION SERVICES - 1.2%
   1,676,800    AT&T Wireless Services, Inc.+                   12,157
                                                            ----------
                Total Common Stocks
                  (Cost $699,352)                              938,287
                                                            ----------

  REAL ESTATE INVESTMENT TRUSTS - 2.2%
      47,100    AMB Property Corporation                         1,412
     536,000    Plum Creek Timber Company, Inc.                 14,124
     168,900    Shurgard Storage Centers, Inc., Class A          6,114
                                                            ----------
                Total Real Estate Investment Trust
                  (Cost $20,221)                                21,650
                                                            ----------

   PRINCIPAL
    AMOUNT
    (000S)
    -----

REPURCHASE AGREEMENT - 4.0%
  (Cost $40,152)
$     40,152    Agreement with Goldman Sachs Group,
                  Inc., 0.960% dated 10/31/2003, to be
                  repurchased at $40,155 on 11/03/2003
                  (Collateralized by $34,072 U.S.
                  Treasury Bonds, having various
                  interest rates and maturities
                  Market Value $40,874)                         40,152

TOTAL INVESTMENTS (Cost $59,725*)                   100.2%   1,000,089

OTHER ASSETS AND LIABILITIES (NET)                   (0.2)      (1,604)
                                                    -----   ----------

NET ASSETS                                          100.0%  $   98,485
                                                    =====   ==========

--------
  *    Aggregate cost for federal tax purposes is $760,627.
 ** Some or all of these securities are on loan at October 31, 2003, and have an aggregate market value of $42,267, representing 4.2% of the total net assets of the Fund (Collateral Value $46,275).
  +    Non-income producing security.


40

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

MID CAP STOCK FUND

OCTOBER 31, 2003

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - 92.0%

 CONSUMER DISCRETIONARY - 15.6%

  AUTOMOBILES & COMPONENTS - 0.5%
      49,100    Superior Industries International, Inc.     $    2,087
                                                            ----------

  CONSUMER DURABLES & APPAREL - 6.3%
     330,100    Jones Apparel Group, Inc.                       11,388
     482,000    Mattel, Inc.                                     9,332
      94,600    Nike Inc., Class B**                             6,045
                                                            ----------
                                                                26,765
                                                            ----------

  HOTELS, RESTAURANTS & LEISURE - 4.2%
     112,200    Mandalay Resort Group                            4,404
     138,000    Papa John's International, Inc.+                 3,631
     290,600    Yum! Brands, Inc.+                               9,921
                                                            ----------
                                                                17,956
                                                            ----------

  RETAILING - 4.6%
      41,800    J.C. Penney Company, Inc.
                  (Holding Company)                                988
     191,100    Neiman Marcus Group Inc., Class A+               9,087
     200,700    Tiffany & Company                                9,523
                                                            ----------
                                                                19,598
                                                            ----------
                Total Consumer Discretionary                    66,406
                                                            ----------

 CONSUMER STAPLES - 5.2%

  FOOD, BEVERAGE & TOBACCO - 2.7%
     159,850    Dean Foods Company+                              4,836
      87,900    Hershey Foods Corporation                        6,777
                                                            ----------
                                                                11,613
                                                            ----------

  HOUSEHOLD & PERSONAL PRODUCTS - 2.5%
      61,000    Avon Products, Inc.                              4,145
     167,500    Estee Lauder Companies Inc., Class A             6,263
                                                            ----------
                                                                10,408
                                                            ----------
                Total Consumer Staples                          22,021
                                                            ----------

  ENERGY - 7.8%
     274,300    Baker Hughes Inc.                                7,752
     178,500    Devon Energy Corporation                         8,657
     243,500    Nabors Industries Ltd.+                          9,204
     159,800    Tidewater Inc.                                   4,380
     106,500    Unocal Corporation                               3,374
                                                            ----------
                Total Energy                                    33,367
                                                            ----------

 FINANCIALS - 19.4%

  BANKS - 6.8%
     237,450    Charter One Financial, Inc.                      7,589
     379,550    GreenPoint Financial Corporation                11,823
     181,200    TCF Financial Corporation                        9,455
                                                            ----------
                                                                28,867
                                                            ----------


                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

  DIVERSIFIED FINANCIALS - 5.9%
     201,700    A.G. Edwards, Inc.                          $    8,169
     119,500    Ambac Financial Group, Inc.                      8,453
      80,200    Countrywide Financial Corporation                8,431
                                                            ----------
                                                                25,053
                                                            ----------

  INSURANCE - 6.7%
     375,900    Fidelity National Financial, Inc.               11,623
     291,700    HCC Insurance Holdings, Inc.                     8,500
      78,600    MGIC Investment Corporation                      4,033
     122,100    PMI Group, Inc.                                  4,668
                                                            ----------
                                                                28,824
                                                            ----------
                Total Financials                                82,744
                                                            ----------

 HEALTH CARE - 12.7%

  HEALTH CARE EQUIPMENT & SERVICES - 10.7%
     191,600    AmerisourceBergen Corporation                   10,877
     380,500    Covance Inc.+                                    9,905
     139,300    Express Scripts, Inc., Class A+**                7,650
     110,700    Guidant Corporation                              5,647
     374,382    IMS Health Inc.                                  8,809
      31,200    WellPoint Health Networks, Inc.+                 2,774
                                                            ----------
                                                                45,662
                                                            ----------

  PHARMACEUTICALS & BIOTECHNOLOGY - 2.0%
     343,825    Mylan Laboratories Inc.                          8,303
                                                            ----------
                Total Health Care                               53,965
                                                            ----------

 INDUSTRIALS - 8.7%

  CAPITAL GOODS - 6.7%
     387,700    Federal Signal Corporation                       5,734
     331,800    Lincoln Electric Holdings, Inc.                  8,093
      86,000    Lockheed Martin Corporation                      3,987
      27,000    PACCAR Inc.                                      2,132
     186,600    Teleflex Inc.                                    8,585
                                                            ----------
                                                                28,531
                                                            ----------

  COMMERCIAL SERVICES & SUPPLIES - 2.0%
     370,500    Republic Services, Inc.                          8,614
                                                            ----------
                Total Industrials                               37,145
                                                            ----------

 INFORMATION TECHNOLOGY - 13.7%

  COMPUTERS & PERIPHERALS - 1.6%
     250,500    Electronics for Imaging, Inc.+                   6,789
                                                            ----------

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
     106,000    Arrow Electronics, Inc.+                         2,263
      97,300    Diebold, Inc.                                    5,552
                                                            ----------
                                                                 7,815
                                                            ----------

                                                                          41

                     See Notes to Financial Statements.

MID CAP STOCK FUND

OCTOBER 31, 2003

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - (CONTINUED)

 INFORMATION TECHNOLOGY - (CONTINUED)

  IT SERVICES - 2.3%
     474,200    Acxiom Corporation+                         $    7,540
     142,000    Convergys Corporation+                           2,280
                                                            ----------
                                                                 9,820
                                                            ----------

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
     319,200    Microchip Technology Inc.                       10,441
                                                            ----------

  SOFTWARE - 5.6%
      96,400    Adobe Systems Inc.                               4,226
     516,300    BMC Software Inc.+                               8,973
     186,000    PeopleSoft Inc.+                                 3,862
     208,700    Synopsys, Inc.+                                  6,620
                                                            ----------
                                                                23,681
                                                            ----------
                Total Information Technology                    58,546
                                                            ----------

  MATERIALS - 3.2%
     262,000    Cabot Corporation                                7,310
     133,200    Valspar Corporation                              6,353
                                                            ----------
                Total Materials                                 13,663
                                                            ----------

  TELECOMMUNICATION SERVICES - 0.7%
      86,300    United States Cellular Corporation+              2,922
                                                            ----------

  UTILITIES - 5.0%
     122,400    FPL Group, Inc.                                  7,802
     270,900    NiSource Inc.                                    5,610
     221,900    Pinnacle West Capital Corporation                8,113
                                                            ----------
                Total Utilities                                 21,525
                                                            ----------
                Total Common Stocks
                  (Cost $301,478)                              392,304
                                                            ----------

  REPURCHASE AGREEMENT - 8.5%
  (Cost $36,343)
$     36,343    Agreement with Goldman Sachs Group,
                  Inc., 0.960% dated 10/31/2003, to be
                  repurchased at $36,346 on 11/03/2003
                  (Collateralized by $30,840 U.S.
                  Treasury Bonds, having various
                  interest rates and maturities
                  Market Value $36,997)                     $   36,343

TOTAL INVESTMENTS (Cost $337,821*)                  100.5%     428,647

OTHER ASSETS AND LIABILITIES (NET)                   (0.5)      (2,244)
                                                    -----   ----------

NET ASSETS                                          100.0%  $  426,403
                                                    =====   ==========

--------
 *    Aggregate cost for federal tax purposes is $340,433.
** Some or all of these securities are on loan at October 31, 2003, and have an aggregate market value of $6,346, representing 1.5% of the total net assets of the Fund (Collateral Value $6,649).
 +    Non-income producing security.

42

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

GROWTH FUND

OCTOBER 31, 2003

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - 92.9%

 CONSUMER DISCRETIONARY - 18.5%

  CONSUMER DURABLES & APPAREL - 0.5%
      28,800    Coach, Inc.+                                $    1,021
      59,100    Ethan Allen Interiors Inc.                       2,175
      31,600    Matsushita Electric Industrial
                  Company Ltd.                                     415
      18,900    Nike Inc., Class B**                             1,208
                                                            ----------
                                                                 4,819
                                                            ----------

  HOTELS, RESTAURANTS & LEISURE - 3.8%
     104,000    Brinker International, Inc.+                     3,310
     264,800    Carnival Corporation                             9,244
     232,015    Hilton Hotels Corporation                        3,675
     129,500    International Game Technology                    4,241
     291,100    Royal Caribbean Cruises Ltd.**                   8,648
      35,300    Starwood Hotels & Resorts Worldwide Inc.         1,191
      37,400    Wendy's International, Inc.                      1,386
      82,270    Yum! Brands, Inc.+                               2,809
                                                            ----------
                                                                34,504
                                                            ----------

  MEDIA - 10.2%
     132,794    Cablevision Systems Corporation-New York
                  Group, Class A+                                2,683
     177,100    Clear Channel Communications, Inc.               7,229
     658,300    Comcast Corporation, Special Class A+**         21,474
      48,500    Cox Communications Inc., Class A+**              1,652
     744,863    Liberty Media Corporation, Class A+              7,516
      21,200    McGraw-Hill Companies, Inc.                      1,419
      61,800    New York Times Company, Class A                  2,937
     189,700    News Corporation Ltd., Sponsored ADR**           6,763
      32,300    Omnicom Group Inc.                               2,578
     901,745    Time Warner Inc.+                               13,788
     132,435    Univision Communications Inc., Class A+**        4,496
     490,345    Viacom Inc., Class B                            19,550
      27,800    XM Satellite Radio Holdings Inc.,
                  Class A+**                                       563
                                                            ----------
                                                                92,648
                                                            ----------

  RETAILING - 4.0%
      25,800    Abercrombie & Fitch Company, Class A+              735
      29,300    AutoZone, Inc.+                                  2,816
      28,000    Bed Bath & Beyond Inc.+                          1,183
      37,000    Best Buy Company, Inc.                           2,157
      49,400    Chico's FAS, Inc.+                               1,854
      42,300    eBay Inc.+                                       2,366
      23,000    Federated Department Stores, Inc.                1,094
     190,500    Gap, Inc.**                                      3,635
      22,800    Home Depot, Inc.                                   845
      48,650    InterActiveCorp+**                               1,786
      68,950    Lowe's Companies, Inc.                           4,063
       7,700    Nordstrom, Inc.                                    235

                                                               VALUE
    SHARES                                                     (000S)
    ------                                                     ------

     124,285    Staples, Inc.+                              $    3,333
     218,600    Target Corporation                               8,687
      78,490    TJX Companies, Inc.                              1,648
                                                            ----------
                                                                36,437
                                                            ----------
                Total Consumer Discretionary                   168,408
                                                            ----------

 CONSUMER STAPLES - 6.3%

  FOOD & STAPLES RETAILING - 1.3%
     177,800    Costco Wholesale Corporation+                    6,289
      31,300    Sysco Corporation                                1,054
      56,800    Wal-Mart Stores Inc.                             3,348
      14,300    Whole Foods Market, Inc.+                          847
                                                            ----------
                                                                11,538
                                                            ----------

  FOOD, BEVERAGE & TOBACCO - 3.3%
      60,100    Altria Group, Inc.                               2,795
     191,500    Anheuser-Busch Companies, Inc.                   9,433
      29,900    Coca-Cola Company                                1,387
      43,800    Dean Foods Company+                              1,325
       6,200    Diageo PLC, Sponsored ADR**                        297
      67,800    General Mills, Inc.                              3,041
     248,500    PepsiCo Inc.                                    11,883
                                                            ----------
                                                                30,161
                                                            ----------

  HOUSEHOLD & PERSONAL PRODUCTS - 1.7%
      19,250    Alberto-Culver Company, Class B                  1,220
      20,105    Avon Products, Inc.                              1,366
      54,630    Colgate-Palmolive Company**                      2,906
      65,200    Estee Lauder Companies Inc., Class A             2,438
      80,800    Procter & Gamble Company                         7,942
                                                            ----------
                                                                15,872
                                                            ----------
                Total Consumer Staples                          57,571
                                                            ----------
  ENERGY - 4.7%
      31,800    Baker Hughes Inc.                                  899
     143,140    BJ Services Company+                             4,696
      40,000    Burlington Resources Inc.                        1,945
      52,700    ConocoPhillips Company                           3,012
     100,700    EnCana Corporation (F)                           3,459
     331,070    Exxon Mobil Corporation                         12,110
      53,800    Halliburton Company                              1,285
      76,538    Kinder Morgan Management LLC+                    2,904
      42,505    Murphy Oil Corporation                           2,507
      51,200    Noble Drilling Corporation+                      1,758
      58,200    Rowan Companies, Inc.+**                         1,394
      25,500    Schlumberger Ltd.                                1,198
      31,900    Smith International Inc.+                        1,187
      40,500    Total SA, Sponsored ADR                          3,162
      36,600    Varco International, Inc.+                         644
                                                            ----------
                Total Energy                                    42,160
                                                            ----------

                                                                          43

                     See Notes to Financial Statements.

GROWTH FUND

OCTOBER 31, 2003

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - (CONTINUED)

 FINANCIALS - 11.3%

  BANKS - 1.5%
      75,200    Bank of America Corporation                 $    5,695
     121,200    Bank One Corporation                             5,145
      23,767    Fifth Third Bancorp                              1,377
      20,200    U.S. Bancorp**                                     550
      14,600    Wachovia Corporation                               670
                                                            ----------
                                                                13,437
                                                            ----------

  DIVERSIFIED FINANCIALS - 8.0%
     276,775    American Express Company                        12,989
     286,400    Charles Schwab Corporation                       3,884
     421,254    Citigroup Inc.                                  19,967
     106,515    Fannie Mae                                       7,636
      53,915    Goldman Sachs Group, Inc.**                      5,063
      64,400    J.P. Morgan Chase & Company                      2,312
      92,700    Merrill Lynch & Company, Inc.**                  5,488
     279,835    Morgan Stanley Dean Witter & Company            15,354
                                                            ----------
                                                                72,693
                                                            ----------

  INSURANCE - 1.8%
      91,645    Allstate Corporation                             3,620
     138,050    American International Group Inc.                8,398
         702    Berkshire Hathaway, Class B+                     1,820
      11,900    Everest Re Group Ltd.                              987
      20,000    XL Capital Ltd., Class A                         1,390
                                                            ----------
                                                                16,215
                                                            ----------
                Total Financials                               102,345
                                                            ----------

 HEALTH CARE - 16.2%

  HEALTH CARE EQUIPMENT & SERVICES - 6.2%
      70,000    Aetna Inc.                                       4,019
      28,600    Alcon, Inc.                                      1,576
      44,465    Anthem, Inc.+                                    3,043
      58,500    Applera Corporation-Applied Biosystems
                  Group**                                        1,350
      18,400    Apria Healthcare Group Inc.+                       534
      25,400    Boston Scientific Corporation+                   1,720
     192,025    Caremark Rx, Inc.+**                             4,810
      53,190    Guidant Corporation                              2,713
      16,300    Invitrogen Corporation+                          1,037
      57,045    McKesson Corporation                             1,727
     328,755    Medtronic Inc.                                  14,981
      83,500    Millipore Corporation+**                         3,661
      24,600    Nektar Therapeutics+                               323
      83,525    St. Jude Medical, Inc.+                          4,858
     111,450    UnitedHealth Group Inc.                          5,671
      18,300    Varian Medical Systems, Inc.+                    1,170
      18,400    WellPoint Health Networks, Inc.+                 1,636
      19,000    Zimmer Holdings, Inc.+                           1,212
                                                            ----------
                                                                56,041
                                                            ----------

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

  PHARMACEUTICALS & BIOTECHNOLOGY - 10.0%
     103,050    Abbott Laboratories                         $    4,392
     232,885    Amgen, Inc.+                                    14,383
      49,800    Barr Laboratories Inc.+                          3,823
      74,900    Bristol-Myers Squibb Company                     1,900
      64,200    Celgene Corporation+**                           2,677
      19,500    Chiron Corporation+**                            1,065
      32,500    Dr. Reddy's Laboratories Ltd., ADR**               867
      21,300    Eli Lilly & Company                              1,419
      40,445    Forest Laboratories, Inc.+                       2,023
      82,055    Genentech, Inc.+                                 6,726
      69,300    Gilead Sciences, Inc.+                           3,782
      36,400    GlaxoSmithKline PLC, ADR                         1,576
      47,400    IDEC Pharmaceuticals Corporation+**              1,665
      21,100    Medicis Pharmaceutical Corporation,
                   Class A                                       1,337
      25,900    Merck & Company, Inc.                            1,146
      74,827    Mylan Laboratories Inc.                          1,807
     114,250    OSI Pharmaceuticals, Inc.+                       3,199
     117,200    Perrigo Company                                  1,576
     621,365    Pfizer Inc.                                     19,635
      29,706    Roche Holding AG-Genusschein                     2,458
      90,700    Serono SA, ADR                                   1,564
      60,800    SICOR, Inc.+                                     1,629
     163,200    Teva Pharmaceutical Industries Ltd.,
                  Sponsored ADR**                                9,285
      31,200    Wyeth                                            1,377
                                                            ----------
                                                                91,311
                                                            ----------
                Total Health Care                              147,352
                                                            ----------

 INDUSTRIALS - 7.1%

  CAPITAL GOODS - 4.9%
      44,700    3M Company                                       3,525
      17,100    Danaher Corporation**                            1,417
      28,900    Dover Corporation                                1,128
     661,755    General Electric Company                        19,197
     119,500    Honeywell International Inc.                     3,658
      51,700    Ingersoll-Rand Company, Class A                  3,123
      29,220    Lockheed Martin Corporation                      1,355
      47,640    Northrop Grumman Corporation**                   4,259
      75,850    Tyco International Ltd.                          1,584
      49,670    United Technologies Corporation                  4,206
      15,300    York International Corporation                     608
                                                            ----------
                                                                44,060
                                                            ----------

  COMMERCIAL SERVICES & SUPPLIES - 0.8%
     105,400    Cendant Corporation+                             2,153
      38,400    Dun & Bradstreet Corporation+                    1,788
     140,500    Waste Management Inc.                            3,642
                                                            ----------
                                                                 7,583
                                                            ----------

44

                     See Notes to Financial Statements.

GROWTH FUND

OCTOBER 31, 2003

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - (CONTINUED)

 INDUSTRIALS - (CONTINUED)

  TRANSPORTATION - 1.4%
      57,300    Expeditors International of
                  Washington, Inc.                          $    2,151
      83,200    FedEx Corporation                                6,303
     112,145    Southwest Airlines Company                       2,176
      33,100    United Parcel Service, Inc., Class B             2,400
                                                            ----------
                                                                13,030
                                                            ----------
                Total Industrials                               64,673
                                                            ----------

 INFORMATION TECHNOLOGY - 27.1%

  COMMUNICATIONS EQUIPMENT - 4.2%
      26,700    Alcatel SA, Sponsored ADR**                        352
      70,560    American Tower Corporation, Class A+               819
     907,640    Cisco Systems Inc.+                             19,042
      30,570    Crown Castle International Corporation+            387
     466,300    Lucent Technologies Inc.+                        1,492
     802,128    Nokia Oyj, Sponsored ADR**                      13,628
      19,100    QUALCOMM Inc.                                      907
      36,400    UTStarcom, Inc.+**                               1,147
                                                            ----------
                                                                37,774
                                                            ----------

  COMPUTERS & PERIPHERALS - 3.7%
     133,415    Apple Computer, Inc.+                            3,054
     393,860    Dell Computer Corporation+                      14,226
     229,025    EMC Corporation+                                 3,170
      86,900    International Business Machines
                  Corporation                                    7,776
      53,555    Lexmark International, Inc.+                     3,942
      25,400    Maxtor Corporation+                                347
       5,500    SanDisk Corporation+                               443
      32,900    Seagate Technology LLC                             756
                                                            ----------
                                                                33,714
                                                            ----------

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
      26,900    Agilent Technologies, Inc.+                        670
      80,600    Flextronics International Ltd.+                  1,128
     232,700    Sanmina-SCI Corporation+                         2,455
     177,800    Vishay Intertechnology, Inc.+                    3,334
                                                            ----------
                                                                 7,587
                                                            ----------

  INTERNET SOFTWARE & SERVICES - 2.1%
      53,700    Infosys Technologies Ltd.,
                  Sponsored ADR**                                4,544
      26,365    Symantec Corporation+                            1,757
     289,200    Yahoo! Inc.+**                                  12,638
                                                            ----------
                                                                18,939
                                                            ----------

  IT SERVICES - 0.7%
     102,000    Accenture Ltd., Class A+                         2,387
      31,200    Concord EFS, Inc.+                                 333
      93,350    First Data Corporation                           3,333
                                                            ----------
                                                                 6,053
                                                            ----------

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.9%
      32,900    Advanced Micro Devices, Inc.+**             $      500
      52,000    Analog Devices, Inc.+                            2,305
     299,295    Applied Materials, Inc.+                         6,995
     117,100    ASML Holding NV (F)+                             2,055
      16,900    Broadcom Corporation, Class A+                     540
       8,700    Cabot Microelectronics Corporation+                496
     200,300    Cypress Semiconductor Corporation+               4,298
     691,650    Intel Corporation                               22,859
      71,700    International Rectifier Corporation+             3,422
      15,200    Intersil Corporation, Class A                      392
     100,295    Linear Technology Corporation**                  4,274
     116,000    LSI Logic Corporation+                           1,072
      28,400    Marvell Technology Group Ltd.+                   1,246
       4,500    Maxim Integrated Products Inc.**                   224
       5,570    Microchip Technology Inc.                          182
      79,800    National Semiconductor Corporation+**            3,242
      38,950    NVIDIA Corporation+                                689
       7,900    Samsung Electronics Company Ltd.,
                GDR++**                                          1,569
       8,400    Silicon Laboratories Inc.+                         453
      64,700    STMicroelectronics NV (F)                        1,724
     318,200    Taiwan Semiconductor Manufacturing
                Company Ltd., Sponsored ADR+**                   3,519
     330,185    Texas Instruments Inc.                           9,549
      67,900    United Microelectronics Corporation, ADR+          356
      10,400    Xilinx, Inc.+                                      330
                                                            ----------
                                                                72,291
                                                            ----------

  SOFTWARE - 7.7%
      24,100    Activision, Inc.+                                  364
     141,000    Adobe Systems Inc.                               6,181
      52,000    Amdocs Ltd.+                                     1,116
     149,300    Cadence Design Systems, Inc.+**                  2,298
     157,635    Computer Associates International, Inc.          3,707
      50,905    Electronic Arts Inc.+                            5,042
      85,595    Intuit Inc.+                                     4,278
      18,300    Mercury Interactive Corporation+                   850
   1,185,510    Microsoft Corporation                           31,001
     370,785    Oracle Corporation+                              4,434
      54,100    SAP AG, Sponsored ADR                            1,977
     233,075    VERITAS Software Corporation+**                  8,426
                                                            ----------
                                                                69,674
                                                            ----------
                Total Information Technology                   246,032
                                                            ----------
  MATERIALS - 1.4%
      56,000    Air Products & Chemicals, Inc.                   2,543
      63,100    Alcoa Inc.                                       1,992
      39,900    Ecolab, Inc.                                     1,073
      14,200    International Paper Company**                      559
      94,400    Praxair, Inc.                                    6,568
                                                            ----------
                Total Materials                                 12,735
                                                            ----------

                                                                          45

                     See Notes to Financial Statements.

GROWTH FUND

OCTOBER 31, 2003

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - (CONTINUED)

  TELECOMMUNICATION SERVICES - 0.3%
       4,600    Mobile Telesystems OJSC, Sponsored ADR+     $      356
      63,300    Telefonos de Mexico SA de CV, Class L,
                Sponsored ADR                                    2,035
       5,500    VimpelCom, Sponsored ADR+                          358
                                                            ----------
                Total Telecommunication Services                 2,749
                                                            ----------

  UTILITIES - 0.0%+++
      11,600    Philadelphia Suburban Corporation                  274
                                                            ----------
                Total Common Stocks
                (Cost $763,866)                                844,299
                                                            ----------

REAL ESTATE INVESTMENT TRUST - 0.3%
  (Cost $2,483)
     233,600    Host Marriott Corporation+                       2,441
                                                            ----------

INVESTMENT COMPANY SECURITY - 0.2%
  (Cost $1,899)
      67,400    Nasdaq-100 Index Tracking Stock+**               2,371
                                                            ----------

   PRINCIPAL
    AMOUNT
    (000S)
    ------

COMMERCIAL PAPER - 0.7%
  (Cost $6,100)
$      6,100    Prudential Funding LLC,
                  1.000% due 11/03/2003                          6,100
                                                            ----------

REPURCHASE AGREEMENT - 6.0%
  (Cost $54,794)
      54,794    Agreement with Goldman Sachs Group,
                  Inc., 0.960% dated 10/31/2003, to be
                  repurchased at $54,798 on 11/03/2003
                  (Collateralized by $46,497 U.S.
                  Treasury Bonds, having various
                  interest rates and maturities
                  Market Value $55,779)                         54,794
                                                            ----------

TOTAL INVESTMENTS (Cost $829,142*)                  100.1%     910,005

OTHER ASSETS AND LIABILITIES (NET)                   (0.1)      (1,110)
                                                    -----   ----------
NET ASSETS                                          100.0%  $  908,895
                                                    =====   ==========

--------
  *    Aggregate cost for federal tax purposes is $839,327.
 ** Some or all of these securities are on loan at October 31, 2003, and have an aggregate market value of $39,195, representing 4.3% of the total net assets of the Fund (Collateral Value $40,660).
  +    Non-income producing security.
 ++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.
+++    Amount represents less than 0.1% of total net assets.




               SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                 FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                            CONTRACTS TO RECEIVE
                                   (000S)
                                                                 NET
                                                 IN           UNREALIZED
  EXPIRATION         LOCAL        VALUE IN    EXCHANGE      APPRECIATION
     DATE          CURRENCY        U.S. $    FOR U.S. $     OF CONTRACTS
  ----------   ----------------   --------   ----------     ------------
  11/12/2003   KRW      110,000       93          93            $--***
  11/21/2003   KRW    1,671,000    1,410       1,407              3
                                                                ---
                                                                $ 3
                                                                ---


                 FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                            CONTRACTS TO DELIVER
                                   (000S)

                                                                 NET
                                                              UNREALIZED
                                                 IN         APPRECIATION/
  EXPIRATION         LOCAL        VALUE IN    EXCHANGE     (DEPRECIATION)
     DATE          CURRENCY        U.S. $    FOR U.S. $     OF CONTRACTS
  ----------   ----------------   --------   ----------     ------------
  11/12/2003   KRW      110,000        93         90            $ (3)
  11/21/2003   KRW    1,671,000     1,410      1,376             (34)
  02/06/2004   EUR          350       406        399              (7)
  03/26/2004   EUR        1,175     1,360      1,341             (19)
  04/16/2004   EUR          130       150        151               1
                                                                ----
                                                                $(62)
                                                                ----
  Net Unrealized Depreciation of Forward Foreign
    Currency Contracts                                          $(59)
                                                                ====

--------
***    Amount represents less than $500.

------------------------------------------------------------------------------
                              GLOSSARY OF TERMS

ADR  -- American Depository Receipt

EUR  -- EURO

(F)  -- Foreign Shares

KRW  -- South Korean Won
------------------------------------------------------------------------------

46

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

SMALL CAP STOCK FUND

OCTOBER 31, 2003


                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - 99.4%

 CONSUMER DISCRETIONARY - 14.8%

  CONSUMER DURABLES & APPAREL - 0.7%
      23,300    Cutter & Buck Inc.+                         $      177
     177,000    Quiksilver, Inc.+                                3,039
                                                            ----------
                                                                 3,216
                                                            ----------

  HOTELS, RESTAURANTS & LEISURE - 3.7%
     965,600    Intrawest Corporation                           16,232
       9,700    WestCoast Hospitality Corporation+                  46
                                                            ----------
                                                                16,278
                                                            ----------

  MEDIA - 2.7%
     114,400    Getty Images, Inc.+                              5,114
   2,792,000    Sirius Satellite Radio Inc.+**                   6,561
                                                            ----------
                                                                11,675
                                                            ----------

  RETAILING - 7.7%
     326,500    AnnTaylor Stores Corporation+                   11,689
     526,300    Building Materials Holding Corporation           7,442
     651,500    West Marine, Inc.+                              14,437
                                                            ----------
                                                                33,568
                                                            ----------
                Total Consumer Discretionary                    64,737
                                                            ----------

  CONSUMER STAPLES - 4.2%

   FOOD & STAPLES RETAILING - 4.2%
     738,500    Stake Technology Ltd.+                           7,082
     292,800    United Natural Foods, Inc.+                     11,326
                                                            ----------
                Total Consumer Staples                          18,408
                                                            ----------

   ENERGY - 3.6%
     577,000    Headwaters Inc.+                                10,813
     358,800    Hydrogenics Corporation+**                       2,357
     270,900    Quantum Fuel Systems Technologies
                Worldwide, Inc.+                                 2,474
                                                            ----------
                Total Energy                                    15,644
                                                            ----------

 FINANCIALS - 8.8%

  DIVERSIFIED FINANCIALS - 8.8%
     134,200    Affiliated Managers Group, Inc.+                 9,730
     460,017    American Capital Strategies Ltd.**              12,420
     195,700    First Albany Companies Inc.                      2,808
     377,300    Investors Financial Services Corporation**      13,330
                                                            ----------
                Total Financials                                38,288
                                                            ----------

 HEALTH CARE - 19.9%

  HEALTH CARE EQUIPMENT & SERVICES - 5.4%
     179,500    Accredo Health, Inc.+                            5,737
     338,800    Affymetrix, Inc.+                                8,683
     465,200    SonoSite, Inc.+                                  9,188
                                                            ----------
                                                                23,608
                                                            ----------

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

  PHARMACEUTICALS & BIOTECHNOLOGY - 14.5%
     391,700    Antigenics Inc.+**                          $    4,285
     937,300    Corixa Corporation+**                            5,596
   1,111,700    Dendreon Corporation+**                          9,360
     796,300    Emisphere Technologies, Inc.+                    4,977
     178,200    Medicis Pharmaceutical Corporation,
                  Class A                                       11,289
     394,700    Myriad Genetics, Inc.+                           4,997
     541,900    Neose Technologies, Inc.+                        4,438
     848,400    Pain Therapeutics, Inc.+                         5,345
     944,500    Pharmacyclics, Inc.+                             5,327
     633,700    Zymogenetics, Inc.+                              7,801
                                                            ----------
                                                                63,415
                                                            ----------
                Total Health Care                               87,023
                                                            ----------

 INDUSTRIALS - 6.2%

  COMMERCIAL SERVICES & SUPPLIES - 5.6%
     899,900    Digimarc Corporation+                           15,100
     269,800    Edison Schools Inc.+**                             470
     777,000    Exult Inc.+                                      6,162
     482,695    First Consulting Group, Inc.+                    2,625
                                                            ----------
                                                                24,357
                                                            ----------

  TRANSPORTATION - 0.6%
      75,200    Expeditors International of
                  Washington, Inc.                               2,823
                                                            ----------
                Total Industrials                               27,180
                                                            ----------

 INFORMATION TECHNOLOGY - 40.0%++

  COMMUNICATIONS EQUIPMENT - 2.3%
     429,600    InterDigital Communications Corporation+         7,299
     151,600    ViaSat, Inc.+                                    2,976
                                                            ----------
                                                                10,275
                                                            ----------

  COMPUTERS & PERIPHERALS - 1.2%
     426,600    Immersion Corporation+                           2,474
     411,600    Pinnacle Systems, Inc.+                          2,861
                                                            ----------
                                                                 5,335
                                                            ----------

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
     249,700    Microvision, Inc.+**                             1,748
                                                            ----------

  INTERNET SOFTWARE & SERVICES - 11.0%
      94,800    aQuantive, Inc.+                                   995
   2,879,825    Click2learn, Inc.+**                             6,393
   2,586,200    Corillian Corporation+                          17,095
   1,119,400    Interwoven, Inc.+                                4,243
   5,058,600    Intraware, Inc.+                                12,141
     681,000    Online Resources Corporation+                    4,392
     966,500    Primus Knowledge Solutions, Inc.+                2,706
                                                            ----------
                                                                47,965
                                                            ----------

                                                                          47

                     See Notes to Financial Statements.

SMALL CAP STOCK FUND


                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - (CONTINUED)

 INFORMATION TECHNOLOGY - (CONTINUED)

  IT SERVICES - 5.5%
     580,000    Euronet Worldwide, Inc.+                    $    8,253
   1,751,800    Lionbridge Technologies, Inc.+                  15,819
                                                            ----------
                                                                24,072
                                                            ----------

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.1%
     257,050    Credence Systems Corporation+**                  4,193
     294,700    FEI Company+                                     6,999
   1,026,000    Pixelworks, Inc.+**                             12,394
     113,500    Rudolph Technologies, Inc.+                      2,968
                                                            ----------
                                                                26,554
                                                            ----------

  SOFTWARE - 13.5%
   3,082,800    BSQUARE Corporation+                             5,302
     250,900    Business Objects SA, Sponsored ADR+**            8,245
     818,400    Informatica Corporation+                         8,921
     693,489    NetIQ Corporation+                               8,419
   1,077,700    Nuance Communications Inc.+                      7,781
   1,134,350    ONYX Software Corporation+                       5,093
     484,100    PDF Solutions, Inc.+                             5,712
   1,632,000    ScanSoft, Inc.+                                  9,433
                                                            ----------
                                                                58,906
                                                            ----------
                Total Information Technology                   174,855
                                                            ----------

  MATERIALS - 0.6%
     919,000    Liquidmetal Technologies Inc.+**                 2,527
                                                            ----------

  TELECOMMUNICATION SERVICES - 1.3%
     123,885    Gilat Satellite Networks Ltd.+**                   592
   1,925,280    Latitude Communications, Inc.+                   5,333
                                                            ----------
                Total Telecommunication Services                 5,925
                                                            ----------
                Total Common Stocks
                  (Cost $422,917)                              434,587
                                                            ----------

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000s)                                                    (000S)
    ------                                                    ------

  REPURCHASE AGREEMENT - 0.4%
    (Cost $1,633)
$      1,633    Agreement with Goldman Sachs Group,
                  Inc., 0.960% dated 10/31/2003, to be
                  repurchased at $1,633 on 11/03/2003
                  (Collateralized by $1,386 U.S.
                  Treasury Bonds, having various
                  interest rates and maturities
                  Market Value $1,662)                      $    1,633
                                                            ----------

TOTAL INVESTMENTS (Cost $424,550*)                   99.8%     436,220

OTHER ASSETS AND LIABILITIES (NET)                    0.2          726
                                                    -----   ----------

NET ASSETS                                          100.0%  $  436,946
                                                    =====   ==========

--------
 *    Aggregate cost for federal tax purposes is $436,897.
** Some or all of these securities are on loan at October 31, 2003, and have an aggregate market value of $55,133, representing 12.6% of the total net assets of the Fund (Collateral Value $62,941).
 +    Non-income producing security.
++ Investments in the Information Technology sector as of October 31, 2003 are 40.0% of the total net assets of the Fund.

-----------------------------------------------------------------------------
                             GLOSSARY OF TERMS

                     ADR -- American Depository Receipt
-----------------------------------------------------------------------------

48

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INTERNATIONAL GROWTH FUND

OCTOBER 31, 2003


                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - 93.5%

  JAPAN - 20.6%+++
      16,510    Advantest Corporation                       $    1,230
      93,000    AEON Company Ltd.                                3,071
      10,165    Aiful Corporation                                  643
      37,000    Canon Inc.                                       1,790
      52,387    Chugai Pharmaceutical Company Ltd.                 746
      45,000    Dai Nippon Printing Company Ltd.                   695
      72,000    Daiwa House Industry Company Ltd.                  777
      97,000    Daiwa Securities Group Inc.                        709
      14,800    FANUC Ltd.                                         890
      19,000    Fuji Photo Film Company Ltd.                       560
      17,900    Hirose Electric Company Ltd.                     2,200
      21,700    Hoya Corporation                                 1,964
     155,000    Japan Airlines System Corporation                  446
         185    Japan Telecom Company Ltd.                         554
      77,700    Kansai Electric Power Company, Inc.              1,343
          98    Millea Holdings, Inc.                            1,168
     133,000    Mitsubishi Corporation                           1,380
     224,000    Mitsubishi Estate Company Ltd.                   2,148
     202,000    Mitsubishi Heavy Industries Ltd.                   555
     342,000    Mitsubishi Motors Corporation+**                   734
          60    Mitsubishi Tokyo Financial Group, Inc.             431
     139,000    Mitsui Fudosan Company Ltd.                      1,293
     237,000    Mitsui Sumitomo Insurance Company Ltd.           1,953
      20,000    Murata Manufacturing Company Ltd.                1,137
     538,000    NEC Corporation                                  4,752
       9,100    Nidec Corporation**                                882
     155,000    Nikko Cordial Corporation                          836
      43,000    Nikon Corporation                                  653
      12,200    Nintendo Company Ltd.                              942
     471,000    Nippon Steel Corporation                           968
     297,000    Nissan Motor Company Ltd.                        3,328
       1,000    Nissin Food Products Company Ltd.                   23
      47,300    Nitto Denko Corporation                          2,483
      86,000    Nomura Securities Company Ltd.                   1,477
         218    NTT DoCoMo Inc.                                    472
      22,800    ORIX Corporation                                 1,918
      42,000    Ricoh Company, Ltd.                                797
      18,500    Rohm Company Ltd.                                2,494
      85,000    Sankyo Company Ltd.                              1,361
     174,000    Sekisui House Ltd.                               1,708
       9,300    Shimamura Company Ltd.                             646
      16,600    Shin-Etsu Chemical Company Ltd.                    618
     105,000    Shionogi & Company Ltd.                          1,762
      13,000    SMC Corporation                                  1,564
      38,000    Sompo Japan Insurance Inc.                         315
      37,190    Sony Corporation                                 1,296
     208,000    Sumitomo Chemical Company Ltd.                     776
     150,000    Suzuki Motor Corporation                         2,169
       5,500    TDK Corporation                                    360
      55,600    Tokyo Electron Ltd.                              3,985
     216,000    Toray Industries Inc.                              898
      24,000    Tostem Corporation                                 428
      34,400    Toyota Motor Corporation                           979
         126    Yahoo! Japan Corporation+**                      1,868


                                                               VALUE
    SHARES                                                     (000S)
    ------                                                     ------

      35,000    Yamato Transport Company Ltd.               $      465
                                                            ----------
                                                                71,640
                                                            ----------

  UNITED KINGDOM - 16.9%
      35,200    Anglo American PLC                                 720
     111,000    ARM Holdings PLC+                                  214
     131,300    AstraZeneca PLC                                  6,167
     119,100    AstraZeneca PLC (F)                              5,657
     316,569    BAE SYSTEMS PLC                                    983
     196,600    Barclays PLC                                     1,658
     732,500    BG Group PLC                                     3,341
     501,584    BHP Billiton PLC                                 3,939
      37,400    Brambles Industries PLC                            113
     315,800    Centrica PLC                                       989
      59,500    Compass Group PLC                                  343
      93,900    Diageo PLC                                       1,104
      21,400    GlaxoSmithKline PLC                                458
     112,700    HBOS PLC                                         1,311
     225,400    HSBC Holdings PLC**                              3,385
     232,600    National Grid Group PLC                          1,485
     211,700    Pearson PLC                                      2,191
     102,000    Prudential PLC                                     791
      32,200    Reckitt Benckiser PLC                              678
      91,300    Reed Elsevier PLC                                  710
     167,300    Royal Bank of Scotland Group PLC                 4,483
     199,840    Smiths Group PLC                                 2,379
     145,800    Standard Chartered PLC                           2,332
     194,000    TI Automotive Ltd., Class A+                         0***
     228,300    Unilever PLC                                     1,947
   5,058,919    Vodafone Group PLC                              10,624
      97,100    Xstrata PLC                                        997
                                                            ----------
                                                                58,999
                                                            ----------

  FRANCE - 10.8%
      36,500    Accor SA                                         1,435
      99,100    BNP Paribas SA                                   5,207
      97,300    Bouygues SA++                                    2,647
      14,700    Carrefour SA                                       772
      21,800    Essilor International SA                         1,049
      59,900    France Telecom SA+                               1,450
      14,500    Groupe Danone                                    2,188
      10,262    L'Air Liquide SA                                 1,521
      17,200    L'Oreal SA                                       1,272
      53,500    Renault SA                                       3,539
     152,600    Sanofi-Synthelabo SA                             9,447
      34,100    Schneider Electric SA                            1,996
       9,500    Societe Generale Group                             706
      48,100    STMicroelectronics NV                            1,280
      14,600    STMicroelectronics NV (F)                          389
     128,200    Vivendi Universal SA+                            2,693
                                                            ----------
                                                                37,591
                                                            ----------

  NETHERLANDS - 9.9%
     255,840    ABN AMRO Holding NV                              5,369
     313,968    AEGON NV                                         4,117
       5,800    ASML Holding NV+                                   101
      11,900    ASML Holding NV (F)+                               209


                                                                          49

                     See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

OCTOBER 31, 2003


                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - (CONTINUED)

  NETHERLANDS - (CONTINUED)
      68,500    Heineken Holding NV, Class A                $    2,136
      83,525    Heineken NV                                      2,981
     127,212    ING Groep NV                                     2,641
     451,700    Koninklijke (Royal) KPN NV+                      3,434
      67,100    Koninklijke (Royal) Philips Electronics NV       1,809
       4,600    Koninklijke (Royal) Philips
                   Electronics NV (F)                              123
      31,000    Koninklijke Numico NV+                             700
      19,000    Reed Elsevier NV                                   212
     174,300    Royal Dutch Petroleum Company                    7,734
      14,900    Royal Dutch Petroleum Company (F)                  661
      22,200    Unilever NV**                                    1,290
      27,167    VNU NV                                             827
                                                            ----------
                                                                34,344
                                                            ----------

  SWITZERLAND - 8.4%
     159,582    Compagnie Financiere Richemont
                AG, A Units                                      3,591
      22,897    Credit Suisse Group                                807
      59,646    Holcim Ltd.                                      2,510
      18,113    Nestle SA                                        3,988
     148,827    Novartis AG                                      5,673
      19,400    Roche Holding AG-Genusschein                     1,605
      69,225    Swiss Reinsurance Company                        4,357
      11,821    Swisscom AG                                      3,439
         906    Synthes-Stratec, Inc.                              832
      41,956    UBS AG                                           2,577
                                                            ----------
                                                                29,379
                                                            ----------

  GERMANY - 5.0%
      20,300    Allianz AG                                       2,176
      18,900    Bayerische Motoren Werke (BMW) AG                  757
      42,600    DaimlerChrysler AG                               1,589
      29,000    Deutsche Bank AG                                 1,913
      43,200    Deutsche Telekom AG+                               681
      13,600    Epcos AG+**                                        281
      58,300    Infineon Technologies AG+                          860
      24,500    Metro AG                                         1,002
      13,100    Muenchener Rueckversicherungs-
                  Gesellschaft  AG**                             1,562
      13,000    SAP AG                                           1,891
       5,200    SAP AG, Sponsored ADR                              190
      54,700    Siemens AG                                       3,688
      39,500    ThyssenKrupp AG                                    659
                                                            ----------
                                                                17,249
                                                            ----------

  CANADA - 3.7%
     140,100    Abitibi-Consolidated Inc.**                        943
      24,800    Alcan Inc.**                                       990
      91,400    BCE Inc.**                                       2,070
     538,300    Bombardier Inc., Class B**                       2,418
      22,000    Inco Ltd.+                                         730
      44,800    Suncor Energy Inc.                                 941
      66,100    TELUS Corporation**                              1,158
     113,700    Thomson Corporation                              3,723
                                                            ----------
                                                                12,973
                                                            ----------

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

  SPAIN - 2.7%
     274,400    Banco Bilbao Vizcaya Argentaria SA              $3,149
     126,200    Industria de Diseno Textil SA (Inditex)          2,607
      52,700    Repsol YPF SA                                      919
     217,641    Telefonica SA                                    2,707
                                                            ----------
                                                                 9,382
                                                            ----------

  HONG KONG - 2.6%+++
     152,000    Cheung Kong Holdings Ltd.                        1,267
     860,000    Hang Lung Properties Ltd.**                      1,124
      86,200    Hang Seng Bank Ltd.                              1,077
     329,000    Hongkong Land Holdings Ltd.                        510
      90,200    Hutchison Whampoa Ltd.                             700
     736,000    Johnson Electric Holdings Ltd.                     957
     874,000    Li & Fung Ltd.                                   1,469
     458,000    Shangri-La Asia Ltd.++                             439
      72,000    Sung Hung Kai Properties Ltd.                      610
     138,300    Swire Pacific Ltd., Class A                        844
                                                            ----------
                                                                 8,997
                                                            ----------

  AUSTRALIA - 2.0%+++
     186,000    Alumina Ltd.                                       787
      61,400    Australia & New Zealand Banking
                Group Ltd.                                         775
      25,740    BHP Billiton Ltd.                                  214
      97,100    Brambles Industries Ltd.**                         322
     475,802    Foster's Brewing Group Ltd.                      1,543
      46,300    National Australia Bank Ltd.                     1,005
      64,414    News Corporation Ltd.                              574
      96,091    QBE Insurance Group Ltd.++**                       702
       4,200    Wesfarmers Ltd.                                     86
     100,000    WMC Resources Ltd.+                                363
      82,600    Woolworths Ltd.                                    652
                                                            ----------
                                                                 7,023
                                                            ----------

  SINGAPORE - 1.6%+++
     110,000    DBS Group Holdings Ltd.                            904
      70,000    DBS Group Holdings Ltd., ADR++                     575
      64,000    Singapore Press Holdings Ltd.                      724
     618,000    Singapore Technologies Engineering Ltd.            685
   2,699,880    Singapore Telecommunications Ltd. (F)++          2,673
                                                            ----------
                                                                 5,561
                                                            ----------

  NORWAY - 1.6%
     127,700    DnB Holding ASA**                                  746
      47,500    Norsk Hydro ASA                                  2,673
      19,700    Norske Skogindustrier ASA                          374
     186,500    Statoil ASA                                      1,754
                                                            ----------
                                                                 5,547
                                                            ----------

SWEDEN - 1.3%
     141,600    Assa Abloy AB, B Shares                          1,398
     119,700    ForeningsSparbanken AB                           1,995
      25,500    Sandvik AB                                         758
      31,500    Svenska Handlesbanken AB, A Shares                 555
                                                            ----------
                                                                 4,706
                                                            ----------

50

                     See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

OCTOBER 31, 2003


                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

COMMON STOCKS - (CONTINUED)

  FINLAND - 1.2%
     170,600    Nokia Oyj                                   $    2,898
      61,400    UPM-Kymmene Oyj                                  1,149
                                                            ----------
                                                                 4,047
                                                            ----------

  SOUTH KOREA - 1.1%+++
       7,410    Hyundai Motor Company Ltd., GDR++                  125
       8,976    Samsung Electronics Company Ltd.                 3,565
         840    Samsung Electronics Company Ltd., GDR              168
                                                            ----------
                                                                 3,858
                                                            ----------

  TAIWAN - 1.1%+++
     348,523    Taiwan Semiconductor Manufacturing
                  Company Ltd., Sponsored ADR+**                 3,855
                                                            ----------

  MEXICO - 0.7%
      47,600    America Movil SA de C.V., Series L, ADR          1,133
      39,600    Telefonos de Mexico SA de CV, Class L,
                  Sponsored ADR                                  1,273
                                                            ----------
                                                                 2,406
                                                            ----------

  ITALY - 0.6%
      17,600    Assicurazioni Generali SpA                         405
     114,250    Eni SpA                                          1,814
                                                            ----------
                                                                 2,219
                                                            ----------

  BRAZIL - 0.5%
      20,197    Companhia Vale do Rio Doce, ADR                    924
      24,000    Companhia Vale do Rio Doce,
                  Sponsored ADR                                    969
                                                            ----------
                                                                 1,893
                                                            ----------

  DENMARK - 0.4%
      25,400    Novo Nordisk A/S, Class B                          913
      10,200    TDC A/S                                            328
                                                            ----------
                                                                 1,241
                                                            ----------

  IRELAND - 0.3%
      62,968    CRH PLC                                          1,132
                                                            ----------

  CHINA - 0.2%+++
     229,500    China Mobile (Hong Kong) Ltd.                      652
                                                            ----------

  BELGIUM - 0.2%
      63,600    SES GLOBAL, FDR                                    566
                                                            ----------

  NEW ZEALAND - 0.1%+++
      87,855    Telecom Corporation of New Zealand Ltd.            261
                                                            ----------

                Total Common Stocks
                  (Cost $289,943)                              325,521
                                                            ----------

CONVERTIBLE PREFERRED STOCKS - 0.6%

  JAPAN - 0.6%+++
  42,000,000    Sumitomo Mitsui Finance Group Inc. (F),
                  Conv. Pfd., 2.250% due 07/11/2005                663

  99,000,000    Sumitomo Mitsui Finance Group Inc. (F),
                  Conv. Pfd., 2.250% due 07/11/2005++            1,562
                                                            ----------
                                                                 2,225
                                                            ----------

                Total Convertible Preferred Stocks
                  (Cost $1,326)                                  2,225
                                                            ----------


                                                               VALUE
    SHARES                                                     (000S)
    ------                                                     ------

PREFERRED STOCK - 0.2%
  (Cost $218)
  SOUTH KOREA - 0.2%+++
       3,360    Samsung Electronics Company Ltd.            $      667
                                                            ----------

   PRINCIPAL
    AMOUNT
    (000S)
    ------

CONVERTIBLE BONDS - 0.3%
  (Cost $707)

  SWITZERLAND - 0.3%
$        826    Credit Suisse Group Financial, Conv.
                  Jr. Bond, 6.000% due 12/23/2005                  876
                                                            ----------

    SHARES
    ------

RIGHTS - 0.1%

  AUSTRALIA - 0.0%+++,++++
      11,164    Australia & New Zealand Banking
                  Group Ltd.-Rights+                                34
                                                            ----------

  GERMANY - 0.1%
      13,100    Muenchener Rueckversicherungs-
                  Gesellschaft AG-Rights+                          109
                                                            ----------

                Total Rights
                  (Cost $0)                                        143
                                                            ----------

   PRINCIPAL
    AMOUNT
    (000S)
    ------

REPURCHASE AGREEMENT - 5.2%
  (Cost $18,163)
$     18,163    Agreement with Goldman Sachs Group,
                  Inc., 0.960% dated 10/31/2003, to be
                  repurchased at $18,164 on 11/03/2003
                  (Collateralized by $15,413 U.S.
                  Treasury Bonds, having various
                  interest rates and maturities
                  Market Value $18,490)                         18,163
                                                            ----------

TOTAL INVESTMENTS (Cost $310,357*)                   99.9%     347,595

OTHER ASSETS AND LIABILITIES (NET)                    0.1          440
                                                    -----   ----------
NET ASSETS                                          100.0%  $  348,035
                                                    =====   ==========

--------
   *    Aggregate cost for federal tax purposes is $313,181.
  ** Some or all of these securities are on loan at October 31, 2003, and have an aggregate market value of $15,811, representing 4.5% of the total net assets of the Fund (Collateral Value $16,469).
 ***    Value of security is $0.
   +    Non-income producing security.
  ++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.
 +++ Investments in the areas of the Pacific Rim as of October 31, 2003 are 30.1% of the total net assets of the Fund.
++++    Amount represents less than 0.1% of total net assets.

                                                                          51

                     See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

OCTOBER 31, 2003


               SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                 FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                            CONTRACTS TO RECEIVE
                                   (000S)
                 -----------------------------------------
                                                                NET
                                                             UNREALIZED
                                                 IN         APPRECIATION/
  EXPIRATION         LOCAL        VALUE IN    EXCHANGE     (DEPRECIATION)
     DATE          CURRENCY        U.S. $    FOR U.S. $     OF CONTRACTS
  ----------   ----------------   --------   ----------     ------------
  11/03/2003   GBP           44        75         75           $ --***
  11/04/2003   EUR           17        20         20             --***
  11/04/2003   JPY       12,933       118        120             (2)
  11/05/2003   EUR           10        12         12             --***
  11/05/2003   GBP          137       232        232             --***
  11/05/2003   JPY        1,253        11         11             --***
  11/06/2003   JPY          959         9          9             --***
  11/25/2003   JPY      410,406     3,736      3,501            235
  01/20/2004   CAD        2,695     2,037      2,027             10
  01/30/2004   CHF        2,051     1,540      1,462             78
                                                               ----
                                                               $321
                                                               ----

                 FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                            CONTRACTS TO DELIVER
                                   (000S)
                 ------------------------------------------
                                                                NET
                                                             UNREALIZED
                                                 IN         APPRECIATION/
  EXPIRATION         LOCAL        VALUE IN    EXCHANGE     (DEPRECIATION)
     DATE          CURRENCY        U.S. $    FOR U.S. $     OF CONTRACTS
  ----------   ----------------   --------   ----------     ------------
  11/03/2003   HKD          224        29          29          $  --***
  11/04/2003   HKD          223        29          29             --***
  11/25/2003   CHF        4,922     3,688       3,501           (187)
  01/20/2004   JPY      220,170     2,008       2,027             19
  01/30/2004   CHF        2,051     1,540       1,524            (16)
  03/04/2004   JPY      128,420     1,173       1,111            (62)
                                                               -----
                                                               $(246)
                                                               -----
Net Unrealized Appreciation of Forward
  Foreign Currency Contracts                                   $  75
                                                               =====

--------
***    Amount represents less than $500.



AS OF OCTOBER 31, 2003, SECTOR DIVERSIFICATION IS AS FOLLOWS:

                                                   % OF       VALUE
        SECTOR DIVERSIFICATION                  NET ASSETS    (000S)
        ----------------------                  ----------    ------

COMMON STOCKS:
Banks                                              11.8%    $   40,960
Telecommunication Services                         10.2         35,556
Pharmaceuticals & Biotechnology                     9.7         33,789
Materials                                           7.2         25,178
Capital Goods                                       5.8         20,351
Energy                                              5.7         19,837
Semiconductors & Semiconductor Equipment            5.6         19,003
Food, Beverage & Tobacco                            5.1         17,900
Insurance                                           5.0         17,546
Automobiles & Components                            3.8         13,220
Media                                               3.5         12,220
Consumer Durables & Apparel                         2.9         10,246
Diversified Financials                              2.6          9,068
Retailing                                           2.5          8,795
Electronic Equipment & Instruments                  2.1          7,384
Real Estate Investment Trusts                       2.0          6,952
Computers & Peripherals                             1.4          4,752
Utilities                                           1.1          3,817
Commercial Services & Supplies                      1.1          3,717
Other                                               4.4         15,230
                                                  -----     ----------
TOTAL COMMON STOCKS                                93.5        325,521
CONVERTIBLE PREFERRED STOCKS                        0.6          2,225
PREFERRED STOCK                                     0.2            667
CONVERTIBLE BONDS                                   0.3            876
RIGHTS                                              0.1            143
REPURCHASE AGREEMENT                                5.2         18,163
TOTAL INVESTMENTS                                  99.9        347,595
OTHER ASSETS AND LIABILITIES (NET)                  0.1            440
                                                  -----     ----------
NET ASSETS                                        100.0%    $  348,035
                                                  =====     ==========

------------------------------------------------------------------------------
                             GLOSSARY OF TERMS

                    ADR  --  American Depository Receipt
                    CAD  --  Canadian Dollar
                    CHF  --  Swiss Franc
                    EUR  --  EURO
                    (F)  --  Foreign Shares
                    FDR  --  Fiduciary Depository Receipt
                    GBP  --  Great Britain Pound Sterling
                    GDR  --  Global Depository Receipt
                    HKD  --  Hong Kong Dollar
                    JPY  --  Japanese Yen
------------------------------------------------------------------------------

52

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

SHORT TERM INCOME FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

CORPORATE BONDS AND NOTES - 50.1%

  FINANCIAL SERVICES - 9.9%
$      6,000    Berkshire Hathaway Inc., Note,
                  3.375% due 10/15/2008**                   $    5,933

                CIT Group Inc., Sr. Note:
       1,500      7.375% due 04/02/2007                          1,693
       2,000      7.625% due 08/16/2005                          2,185

       3,750    Countrywide Home Loans, Inc., Company
                  Guarantee, Series K,
                  5.500% due 02/01/2007                          4,005

       2,500    Goldman Sachs Group, Inc., Note,
                  4.125% due 01/15/2008                          2,555

                Household Finance Corporation, Note:
       3,500      5.750% due 01/30/2007                          3,782
       1,500      7.875% due 03/01/2007                          1,723

       3,500    Rollins Truck Leasing Corporation, Deb.,
                  8.375% due 02/15/2007++                        4,086
                                                            ----------
                                                                25,962
                                                            ----------

  REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 8.9%
       4,250    Developers Diversified Realty Corporation,
                  Sr. Note, 6.625% due 01/15/2008                4,580

       4,000    Duke-Weeks Realty Corporation, Note,
                  7.375% due 08/01/2007                          4,550

       3,750    EOP Operating LP, Note,
                  7.750% due 11/15/2007                          4,299

       3,500    Health Care Property Investors, Inc.,
                  Note, 6.875% due 06/08/2005                    3,681

       3,000    Nationwide Health Properties Inc., Note,
                  9.750% due 03/20/2008                          3,470

       2,750    Shurgard Storage Centers, Inc., Note,
                  7.500% due 04/25/2004++                        2,819
                                                            ----------
                                                                23,399
                                                            ----------

  BANKS - 5.6%
       4,250    Capital One Bank, Sr. Note,
                  8.250% due 06/15/2005                          4,620

       3,000    J.P. Morgan Chase & Company, Note,
                  5.350% due 03/01/2007                          3,223

       3,500    MBNA America Bank N.A., Note,
                  6.500% due 06/20/2006                          3,814

       3,000    Wachovia Corporation, Sr. Note,
                  6.700% due 06/21/2004                          3,103
                                                            ----------
                                                                14,760
                                                            ----------

  AUTO MANUFACTURING & PARTS - 3.6%
       4,000    Ford Motor Credit  Company, Note,
                  6.500% due 01/25/2007                          4,130

       5,000    Toyota Motor Credit Corporation, Note,
                  5.650% due 01/15/2007                          5,485
                                                            ----------
                                                                 9,615
                                                            ----------

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

  TELECOMMUNICATIONS - 3.3%
$      3,250    Deutsche Telekom International Finance
                BV, Company Guarantee, 8.250% due
                06/15/2005                                  $    3,553

       1,500    TELUS Corporation, Note,
                  7.500% due 06/01/2007                          1,667

       3,500    Verizon Global Funding Corporation, Note,
                  4.000% due 01/15/2008                          3,549
                                                            ----------
                                                                 8,769
                                                            ----------

  UTILITIES - 3.1%
       4,000    Constellation Energy Group, Inc., Note,
                6.350% due 04/01/2007                            4,364

       2,750    Texas-New Mexico Power Company, Sr. Note,
                6.250% due 01/15/2009                            2,796

       1,000    United Illuminating Company, Note,
                6.000% due 12/15/2003                            1,004
                                                            ----------
                                                                 8,164
                                                            ----------

  FOOD - 2.5%
       2,000    ConAgra Inc., Sr. Note,
                  9.875% due 11/15/2005                          2,287
                                                            ----------
       4,000    Safeway Inc., Sr. Note,
                  6.150% due 03/01/2006                          4,302
                                                            ----------
                                                                 6,589
                                                            ----------

  CABLE TV - 3.2%
       4,000    AOL Time Warner Inc., Note,
                  6.150% due 05/01/2007                          4,352

       4,000    Cox Enterprises, Inc., Note,
                  4.375% due 05/01/2008**                        4,049
                                                            ----------
                                                                 8,401
                                                            ----------

  AIRLINES - 1.6%
       4,000    Southwest Airlines Company, Pass-thru
                  Certificates, 5.496% due 11/01/2006            4,309
                                                            ----------

  PAPER/FOREST PRODUCTS - 1.4%
       3,500    Weyerhaeuser Company, Note,
                  6.000% due 08/01/2006                          3,755
                                                            ----------

  SERVICES - 1.4%
       3,500    PHH Corporation, Note,
                  6.000% due 03/01/2008                          3,748
                                                            ----------

  CHEMICALS/MINING/MACHINERY - 1.3%
       3,250    Consolidated Coal Company,
                  Company Guarantee,
                  8.210% due 06/21/2004                          3,326
                                                            ----------

  INFORMATION TECHNOLOGY - 1.3%
       3,000    Computer Science Corporation, Note,
                  6.750% due 06/15/2006                          3,308
                                                            ----------

  PIPELINES - 1.1%
       3,000    El Paso Natural Gas Company, Note,
                  6.750% due 11/15/2003++                        3,000
                                                            ----------

                                                                          53

                     See Notes to Financial Statements.

SHORT TERM INCOME FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

CORPORATE BONDS AND NOTES - (CONTINUED)

  INDUSTRIAL PRODUCTS - 0.9%

$      2,000    Sealed Air Corporation, Company Guarantee,
                  8.750% due 07/01/2008**                   $    2,357
                                                            ----------

  AEROSPACE/DEFENSE - 0.8%
       2,000    Boeing Capital Corporation, Sr. Note,
                  5.650% due 05/15/2006                          2,135
                                                            ----------

  RETAIL - 0.2%
         500    Federated Department Stores Inc., Bond,
                  6.790% due 07/15/2027                            530
                                                            ----------

                Total Corporate Bonds and Notes
                  (Cost $126,817)                              132,127
                                                            ----------

  ASSET-BACKED SECURITIES - 4.8%
       5,000    Capital One Multi-Asset Execution Trust,
                  Series 2003-A6, Class A6,
                  2.950% due 08/17/2009                          5,000

                FFCA Secured Lending Corporation:

       3,090    Series 1999-1A , Class A1A,
                  6.370% due 10/18/2008**                        3,123

       1,154    Series 1999-2, Class WA1A,
                  7.130% due 02/18/2009**                        1,166

         120    Green Tree Financial Corporation,
                  Series 1995-6, Class B1,
                  7.700% due 09/15/2026                             81

       3,200    Residential Asset Mortgage Products, Inc.,
                  Series 2003-RS4, Class AI3,
                  2.742% due 11/25/2028                          3,164
                                                            ----------

                Total Asset-Backed Securities
                  (Cost $12,562)                                12,534
                                                            ----------

  U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.0%
                Federal Home Loan Bank, Bond:
       4,000      1.625% due 04/15/2005                          4,001
       4,000      1.875% due 06/15/2006                          3,943
       4,000      2.500% due 12/15/2005                          4,028

                Federal Home Loan Mortgage Corporation:
       3,500      Bond, 3.250% due 02/25/2008                    3,462
                  Note:
       2,000      4.250% due 06/15/2005                          2,077
       4,000      6.875% due 01/15/2005                          4,253
                Federal National Mortgage Association:
                  Note:
       4,000      4.250% due 07/15/2007                          4,171
       3,000      5.500% due 02/15/2006                          3,216
       5,000      Sub. Note,
                  4.000% due 09/02/2008                          5,032
                                                            ----------

                Total U.S. Government Agency Obligations
                  (Cost $33,668)                                34,183
                                                            ----------

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 3.4%

  ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS) - 1.4%
         100    Federal Home Loan Mortgage Corporation
                  (FHLMC), 3.497% due 11/01/2021+           $      102

                Federal National Mortgage Association
                  (FNMA):
          10      3.410% due 11/01/2022+                            10
          21      4.125% due 11/01/2021+                            21
       3,356      4.656% due 11/01/2032+                         3,425
         108      4.856% due 11/01/2035+                           110
          54      4.996% due 01/01/2019+                            55
          53      5.595% due 04/01/2019+                            54
                                                            ----------
                Total ARMSs
                  (Cost $3,820                                   3,777
                                                            ----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 1.1%
       2,755    6.000% due 04/01/2017-05/01/2017                 2,863
          54    9.500% due 08/01/2016                               60
                                                            ----------

                Total FHLMCs
                  (Cost $2,865)                                  2,923
                                                            ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 0.7%
       1,619    6.500% due 01/01/2012-01/01/2014                 1,708
          94    8.500% due 11/01/2017                              103
          48    10.000% due 05/01/2022                              54
                                                            ----------

                Total FNMAs (Cost $1,773)                        1,865
                                                            ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.2%
          19    8.000% due 03/15/2012                               20
          20    9.000% due 04/20/2025                               22
         183    10.000% due 01/15/2019-02/15/2019                  208
         191    11.000% due 02/15/2010-08/15/2020                  216
                                                            ----------

                Total GNMAs
                  (Cost $445)                                      466
                                                            ----------

                Total U.S. Government Agency Mortgage-
                  Backed Securities
                  (Cost $8,903)                                  9,031
                                                            ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 9.0%
         373    Deutsche Mortgage Securities, Inc.,
                  Series 2002-1, Class A13,
                  8.500% due 01/25/2033                            381

                Federal Home Loan Mortgage Corporation:

       5,000      Series 2442, Class PG,
                  6.000% due 06/15/2030                          5,223

       3,012      Series 2541, Class LU,
                  4.000% due 12/15/2027                          3,020

       5,000      Series 2552, Class KB,
                  4.250% due 06/15/2027                          4,923

       4,777      Series 2575, Class LM,
                  4.500% due 05/15/2032                          4,820

       5,000    Federal National Mortgage Association,
                  Series 2002-58, Class HB,
                  5.500% due 11/25/2015                          5,193
                                                            ----------

                Total CMOs
                  (Cost $23,694)                                23,560
                                                            ----------

54

                     See Notes to Financial Statements.

SHORT TERM INCOME FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

U.S. TREASURY NOTES - 2.5%
                U.S. Treasury Notes:
$      5,000    1.500% due 02/28/2005                       $    5,006
       1,500    6.000% due 08/15/2004++                          1,556
                                                            ----------
                Total U.S. Treasury Notes
                  (Cost $6,528)                                  6,562
                                                            ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.8%
  (Cost $1,956)
       1,956    GMAC Commercial Mortgage Securities Inc.,
                  Series 1999-CTL1, Class A,
                  7.150% due 12/15/2016**                        2,116
                                                            ----------

REPURCHASE AGREEMENT - 15.3%
  (Cost $40,382)
      40,382    Agreement with Goldman Sachs Group,
                  Inc., 0.960% dated 10/31/2003, to be
                  repurchased at $40,385 on 11/03/2003
                  (Collateralized by $34,267 U.S.
                  Treasury Bonds, having various
                  interest rates and maturities
                  Market Value $41,108)                         40,382
                                                            ----------

TOTAL INVESTMENTS (Cost $254,510*)                   98.9%     260,495

OTHER ASSETS AND LIABILITIES (NET)                    1.1        3,021
                                                    -----   ----------

NET ASSETS                                          100.0%  $  263,516
                                                    =====   ==========

--------
 *    Aggregate cost for federal tax purposes.
** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.
 + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2003.
++    Security segregated as collateral for futures contracts.

                                                            UNREALIZED
  NUMBER OF                                    VALUE       DEPRECIATION
  CONTRACTS                                    (000S)         (000S)
  ---------                                    ------      ------------

  FUTURES CONTRACTS-SHORT POSITION
    100     U.S. 5 Year Treasury Note,
                 December 2003                $11,181       $     (229)
                                                            ==========

                                                                          55

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

U.S. GOVERNMENT SECURITIES FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
   ---------                                                  ------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 73.3%

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 35.0%
$     60,181    5.000% due 04/01/2018-10/01/2018            $   61,192
      87,023    5.500% due 02/01/2009-06/01/2033                88,341
      95,356    6.000% due 12/01/2016-03/01/2033                98,361
      98,513    6.500% due 09/01/2024-02/01/2033               102,485
       3,149    6.820% due 02/01/2011                            3,423
      19,870    7.000% due 06/01/2010-11/01/2031                20,995
       7,487    7.500% due 12/01/2024-02/01/2030                 8,012
         725    8.000% due 05/01/2022-01/01/2025                   782
         104    8.500% due 02/01/2023-09/01/2025                   113
       1,687    9.000% due 08/01/2016-09/01/2030                 1,835
                                                            ----------
                Total FNMAs
                  (Cost $384,747)                              385,539
                                                            ----------

  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 29.4%
      20,786    4.000% due 08/01/2018                           20,278
      26,587    4.500% due 04/01/2018-08/01/2033                25,985
      67,851    5.000% due 04/01/2018-08/01/2033**              67,287
      56,806    5.500% due 11/01/2032-08/01/2033                57,326
      56,129    6.000% due 04/01/2017-11/01/2032                57,851
      52,013    6.500% due 02/01/2011-01/01/2032                54,263
      24,524    7.000% due 07/01/2024-04/01/2032                25,825
      10,257    7.500% due 12/01/2006-02/01/2031                10,929
       1,024    8.000% due 12/01/2030                            1,102
       1,380    8.500% due 04/01/2019-07/01/2029                 1,487
         138    8.750% due 01/01/2013                              144
         218    9.000% due 12/01/2008-08/01/2022                   242
         111    9.500% due 06/01/2016-05/01/2017                   123
                                                            ----------
                Total FHLMCs
                  (Cost $322,891)                              322,842
                                                            ----------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 8.9%
      24,685    5.500% due 07/20/2033                           24,987
      35,295    6.000% due 04/20/2026-07/20/2033                36,377
      11,882    6.500% due 03/15/2024-07/15/2032                12,437
         787    6.800% due 04/20/2025                              831
       8,595    7.000% due 07/15/2008-06/20/2031                 9,116
       7,064    7.500% due 03/15/2024-11/15/2029                 7,557
         567    7.750% due 12/15/2029                              610
       1,736    8.000% due 04/15/2022-06/20/2030                 1,866
         182    8.500% due 05/15/2022                              200
       1,162    9.000% due 11/15/2021                            1,290
       2,094    9.500% due 04/15/2016-08/15/2021                 2,325
          14    13.500% due 09/15/2014-12/15/2014                   16
                                                            ----------
                Total GNMAs
                  (Cost $94,958)                                97,612
                                                            ----------

  ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
    (ARMS) - 0.0%++
    (Cost $236)
         235    Federal National Mortgage Association
                 (FNMA), 3.975% due 03/01/2028+                    242
                                                            ----------

                Total U.S. Government Agency Mortgage-
                  Backed Securities
                  (Cost $802,832)                              806,235
                                                            ----------

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
   ---------                                                  ------

  COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 10.8%
                Federal Home Loan Mortgage Corporation:

$        382      Series 1049, Class F,
                  2.025% due 02/15/2021+                    $      381

       2,000      Series 1652, Class PL,
                  7.000% due 01/15/2024                          2,147

       2,436      Series 1981, Class C,
                  6.500% due 08/15/2027                          2,537

      10,000      Series 2435, Class GE,
                  6.500% due 06/15/2031                         10,568

       5,500      Series 2442, Class PG,
                  6.000% due 06/15/2030                          5,745

      24,000      Series 2449, Class ND,
                  6.500% due 05/15/2030+++                      25,394

      12,122      Series 2481, Class VC,
                  6.000% due 06/15/2017                         12,604

       9,000      Series 2551, Class QK,
                  5.500% due 01/15/2033+++                       9,034

      16,242      Series 2575, Class LM,
                  4.500% due 05/15/2032                         16,388

                Federal National Mortgage Association:

       7,000      Grantor Trust, Series 2000-T5, Class B,
                  7.300% due 05/25/2010                          8,270

      19,509      Series 2002-16, Class TM,
                  7.000% due 04/25/2032                         20,827

       1,272      Trust 259 STRIP,
                  7.000% due 04/01/2024                            217

                Federal National Mortgage Association,
                  REMIC, Pass-through Certificates:

          79      Series 1989-18, Class C,
                  9.500% due 04/25/2004                             80

         277      Series 1990-49, Class G,
                  9.000% due 05/25/2020                            300

           2      Series 1992-83, Class X,
                  7.000% due 02/25/2022                              2

         520      Series 1993-162, Class E,
                  6.000% due 08/25/2023                            534

         302      Series 1997-32, Class FA,
                  1.725% due 04/25/2027+                           304

       3,862      Government National Mortgage Association,
                  Series 2000-16, Class PB,
                  7.500% due 02/16/2028                          4,013

         157      L.F. Rothschild Mortgage Trust, Series 3,
                  Class Z, 9.950% due 09/01/2017                   165
                                                            ----------

                  Total CMOs
                    (Cost $117,911)                            119,510
                                                            ----------
56

                     See Notes to Financial Statements.

U.S. GOVERNMENT SECURITIES FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
   ---------                                                  ------

  U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.7%
$     10,000    Federal Home Loan Bank, Bond,
                  2.875% due 09/15/2006                     $   10,061

      10,000    Federal Home Loan Mortgage Corporation,
                  Sub Note, 5.875% due 03/21/2011               10,710

                Federal National Mortgage Association:

      10,000      Bond, 3.250% due 01/15/2008                    9,994

       1,250      Deb., 6.210% due 08/06/2038                    1,347

       7,500      Note, 6.000% due 05/15/2008                    8,313

      10,000      Sub. Note, 6.250% due 02/01/2011              10,954
                                                            ----------

                Total U.S. Government Agency Obligations
                  (Cost $48,681)                                51,379
                                                            ----------

  U.S. TREASURY NOTES - 4.6%
      30,000    3.000% due 11/15/2007                           30,166
      20,000    3.250% due 08/15/2007                           20,345
                                                            ----------

                Total U.S. Treasury Notes
                  (Cost $50,511)                                50,511
                                                            ----------
   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
   ---------                                                  ------

  REPURCHASE AGREEMENT - 7.4%
    (Cost $81,168)
$     81,168    Agreement with Goldman Sachs Group,
                  Inc., 0.960% dated 10/31/2003, to be
                  repurchased at $81,174 on 11/03/2003
                  (Collateralized by $68,877 U.S.
                  Treasury Bonds, having various
                  interest rates and maturities
                  Market Value $82,628)                     $   81,168
                                                            ----------

TOTAL INVESTMENTS (Cost $1,101,103*)                100.8%   1,108,803

OTHER ASSETS AND LIABILITIES (NET)                   (0.8)      (8,761)
                                                    -----   ----------

NET ASSETS                                          100.0%  $1,100,042
                                                    =====   ==========

--------
  *    Aggregate cost for federal tax purposes is $1,101,137.
 **    A portion of these securities have been purchased on a when-issued basis.
  + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2003.
 ++    Amount represents less than 0.1% of total net assets.
+++    Security segregated as collateral for when-issued securities.

------------------------------------------------------------------------------
                              GLOSSARY OF TERMS

                   REMIC -- Real Estate Mortage Investment Conduit
                   STRIP -- Separate trading of registered interest and
                            principal of securities
------------------------------------------------------------------------------

                                                                          57
                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INCOME FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
   ---------                                                  ------

CORPORATE BONDS AND NOTES - 62.4%

  OIL & GAS - 7.8%
$      1,600    Burlington Resources Inc., Deb.,
                  9.125% due 10/01/2021                     $    2,090

       7,500    Consolidated Natural Gas Company, Sr.
                  Note, 6.850% due 04/15/2011                    8,453

      10,000    El Paso Natural Gas Company, Deb.,
                  7.500% due 11/15/2026                          8,950

       5,309    Express Pipeline LP, Sub. Note,
                  7.390% due 12/31/2017**                        5,319

       5,000    NiSource Finance Corporation, Sr. Note,
                  6.150% due 03/01/2013                          5,330

                PDVSA Finance Ltd.:
       8,470      Note, 8.500% due 11/16/2012                    7,581
       3,000      Sr. Note, 9.750% due 02/15/2010                2,985

                Petro-Canada:
       8,500      Deb., 9.250% due 10/15/2021                   11,322
       3,000      Note, 4.000% due 07/15/2013                    2,756

       8,000    Petrobras International Finance Company,
                  Sr. Note, 9.750% due 07/06/2011                8,880

                Southern Natural Gas Company, Sr. Note:
       4,000      8.000% due 03/01/2032                          4,000
       1,000      8.875% due 03/15/2010                          1,095

       2,000    Tennessee Gas Pipeline Company, Bond,
                  8.375% due 06/15/2032                          2,035

       4,500    Tesoro Petroleum Corporation, Note,
                  8.000% due 04/15/2008                          4,793

       5,750    Trans-Canada Pipeline Corporation, Deb.,
                  8.500% due 03/20/2023                          6,042
                                                            ----------

                                                                81,631
                                                            ----------

  FINANCIAL SERVICES/BANKS - 7.7%
         175    Abbey National First Capital BV, Sub.
                  Note, 8.200% due 10/15/2004                      186

       1,500    Aetna Inc., Company Guarantee,
                  7.625% due 08/15/2026                          1,704

         400    Banc One Corporation, Sub. Note,
                  10.000% due 08/15/2010                           521

       5,000    Bank of America Corporation, Sub. Note,
                  7.800% due 02/15/2010                          5,932

       1,000    BankAmerica Corporation, Sub. Note,
                  6.625% due 08/01/2007                          1,113

         690    BB&T Corporation, Sub. Note,
                  7.250% due 06/15/2007                            785

       2,500    CIT Group Inc., Sr. Note,
                  7.750% due 04/02/2012                          2,922

      10,000    Citigroup Inc. Note,
                  6.000% due 02/21/2012                         10,897

       1,100    First Interstate Bancorp, Sub. Note,
                  9.125% due 02/01/2004                          1,121

       1,000    First Nationwide Bank, Sub. Deb.,
                  10.000% due 10/01/2006                         1,182

         995    Fleet Financial Group, Inc., Sub. Deb.,
                  6.875% due 01/15/2028                          1,090


   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
   ---------                                                  ------

$     10,000    Golman Sachs Group, Inc., Note,
                  6.600% due 01/15/2012                     $   11,109

       7,500    Jefferies Group, Inc., Sr. Note,
                  7.750% due 03/15/2012                          8,381

       1,000    Key Bank NA, Sub. Deb.,
                  6.950% due 02/01/2028                          1,061

       3,000    Legg Mason, Inc., Sr. Note,
                  6.750% due 07/02/2008                          3,344

                MBNA Corporation:
       3,000      Note, 6.250% due 01/17/2007                    3,254
       2,000      Sr. Note, 7.500% due 03/15/2012                2,285

                Merrill Lynch & Company Inc., Note:
       5,000      6.000% due 02/17/2009                          5,454
       1,450      6.500% due 07/15/2018                          1,598
       2,000      6.750% due 06/01/2028                          2,156

       7,500    Morgan Stanley Dean Witter & Company,
                  Unsub. Note,6.750% due 04/15/2011              8,440

         670    NationsBank Corporation, Sub. Note,
                  6.800% due 03/15/2028                            740

       1,000    Norwest Bancorp, Sub. Deb.,
                  6.650% due 10/15/2023                          1,066

                Paine Webber Group, Inc., Sr. Note:
         415      7.390% due 10/16/2017                            477
         830      8.060% due 01/17/2017                            974

         500    PNC Institute Capital B, Company Guarantee,
                  8.315% due 05/15/2027**                          565

       1,750    SB Treasury Company LLC, Bond,
                  9.400% to 06/30/2008;
                  10.925% due 12/29/2049**                       1,951
                                                            ----------
                                                                80,308
                                                            ----------

  UTILITIES - 7.5%
       5,000    Arizona Public Service Company, Note,
                  6.500% due 03/01/2012                          5,479

       5,000    Constellation Energy Group, Inc., Note,
                  7.000% due 04/01/2012                          5,677

      10,000    Dominion Resources, Inc., Sr. Note,
                  5.000% due 03/15/2013                          9,940

                Illinois Power Company, First Mortgage:
       5,500      7.500% due 06/15/2009                          5,995
       1,000      11.500% due 12/15/2010                         1,200

       7,000    Metropolitan Edison Company, Note,
                  4.950% due 03/15/2013**                        6,836

       1,307    Niagara Mohawk Power Corporation, Deb.,
                  8.770% due 01/01/2018                          1,363

       5,000    Ohio Power Company, Sr. Note,
                  5.500% due 02/15/2013                          5,118

                Oncor Electric Delivery Company, Deb.:
       1,000      5.000% due 09/01/2007                          1,052
       8,000      7.000% due 09/01/2022                          8,765

       5,000    PPL Energy Supply LLC, Sr. Note,
                  6.400% due 11/01/2011                          5,324

       2,000    Public Service Company of New Mexico,
                  Sr. Note, 4.400% due 09/15/2008                2,020


58

                     See Notes to Financial Statements.

INCOME FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
   ---------                                                  ------

CORPORATE BONDS AND NOTES - (CONTINUED)

  UTILITIES - (CONTINUED)
$      5,000    Sempra Energy, Note,
                  6.000% due 02/01/2013                     $    5,269

       6,500    Southwestern Electric Power Company,
                  Note, 5.375% due 04/15/2015                    6,420

       6,845    Texas-New Mexico Power Company, Sr. Note,
                  6.250% due 01/15/2009                          6,961

       1,000    WPD Holdings UK, Jr. Note,
                  6.750% due 12/15/2004**                        1,028
                                                            ----------
                                                                78,447
                                                            ----------

  REAL ESTATE INVESTMENT TRUSTS - 5.6%
       2,000    American Health Properties, Inc., Note,
                  7.500% due 01/15/2007                          2,222

      10,000    Developers Diversified Realty Corporation,
                  Note, 4.625% due 08/01/2010                    9,779

                Franchise Finance Corporation:
       3,000      MTN, 7.070% due 01/15/2008                     3,397
       1,100      Sr. Note, 7.875% due 11/30/2005                1,204

                Health Care Property Investors, Inc.:
                  Note:
       1,750      6.000% due 03/01/2015                          1,759
       1,000      6.875% due 06/08/2005                          1,052
                  Sr. Note:
       3,000      6.450% due 06/25/2012                          3,209
       1,000      6.500% due 02/15/2006                          1,067

       5,000    Health Care REIT, Inc., Sr. Note,
                  7.500% due 08/15/2007                          5,521

       7,500    Healthcare Realty Trust, Inc., Sr. Note,
                  8.125% due 05/01/2011                          8,324

                Nationwide Health Properties Inc., Note:
       1,500      7.060% due 12/05/2006                          1,632
       8,500      9.750% due 03/20/2008                          9,831

       9,000    Shurgard Storage Centers, Inc., Note,
                  5.875% due 03/15/2013                          9,202
                                                            ----------
                                                                58,199
                                                            ----------
  CONSUMER PRODUCTS/SERVICES - 5.2%
       1,000    Allied Waste North America Inc., Sr. Note,
                  7.875% due 04/15/2013                          1,077

       4,000    Cendant Corporation, Note,
                  6.875% due 08/15/2006                          4,399

       5,000    ConAgra, Inc., Sr. Note,
                  7.125% due 10/01/2026                          5,737

         350    CPC International, Inc., Note,
                  6.150% due 01/15/2006                            377

       3,650    International Speedway Corporation,
                  Company Guarantee,
                  7.875% due 10/15/2004                          3,844

                Mattel, Inc., Note:
       1,750      6.125% due 07/15/2005                          1,886
       1,000      7.300% due 06/13/2011                          1,109


   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
   ---------                                                  ------

$     10,000    Reed Elsevier Capital, Company Guarantee,
                  6.750% due 08/01/2011                     $   11,375

                Royal Caribbean Cruises Ltd.:
       2,000      Deb., 7.250% due 03/15/2018                    1,930
                  Sr. Note:
       1,250      8.000% due 05/15/2010                          1,350
       3,000      8.750% due 02/02/2011                          3,360

       6,500    Sealed Air Corporation, Company Guarantee,
                  8.750% due 07/01/2008**                        7,662

                USA Waste Services, Inc., Sr. Note:
       1,000      7.000% due 07/15/2028                          1,074
         495      7.125% due 10/01/2007                            556

                Waste Management Inc.:
       3,450      Company Guarantee,
                  6.875% due 05/15/2009                          3,877
       3,500      Sr. Note, 7.375% due 08/01/2010                4,053
                                                            ----------
                                                                53,666
                                                            ----------

  HEALTH CARE - 4.8%
       4,500    Aetna Inc., Sr. Note,
                  7.375% due 03/01/2006                          4,973

       1,500    American Home Products Corporation, Deb.,
                  7.250% due 03/01/2023                          1,690

      10,000    Cardinal Health, Inc., Note,
                  6.750% due 02/15/2011                         11,440

                DVI, Inc., Sr. Note, (in default):
       8,125      9.875% due 02/01/2004                          1,747
         400      9.875% due 02/01/2004                             86

                HCA Inc.:
       3,000      Note, 5.250% due 11/06/2008                    2,991
       5,000      Sr. Note, 6.950% due 05/01/2012                5,186

       4,850    HIH Capital Ltd., Conv. Note,
                  7.500% due 09/25/2006                          3,710

       7,350    IVAX Corporation, Conv. Sr. Sub. Note,
                  4.500% due 05/15/2008                          7,194

      12,000    Tenet Healthcare Corporation, Sr. Note,
                  6.375% due 12/01/2011                         11,190
                                                            ----------
                                                                50,207
                                                            ----------

  INFORMATION TECHNOLOGY - 4.5%
       5,000    BEA Systems Inc., Conv. Sub. Note,
                  4.000% due 12/15/2006                          5,000

      11,250    Conexant Systems Inc., Conv. Sub. Note,
                  4.000% due 02/01/2007                          9,942

       5,000    Extreme Networks, Inc., Conv. Sub. Note,
                  3.500% due 12/01/2006                          4,719

       1,921    Komag, Inc., Sr. Note, Class 3,
                  9.496% due 06/30/2007++                        1,902

       7,500    LSI Logic Corporation, Conv. Sub. Note,
                  4.000% due 02/15/2005                          7,500

       3,900    RadiSys Corporation, Conv. Sub. Note,
                  5.500% due 08/15/2007                          3,841

      11,250    TriQuint Semiconductor, Inc.,
                  Conv. Sub. Note,
                  4.000% due 03/01/2007                         10,322

                                                                          59

                     See Notes to Financial Statements.

INCOME FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
   ---------                                                  ------

CORPORATE BONDS AND NOTES - (CONTINUED)

  INFORMATION TECHNOLOGY - (CONTINUED)
$      4,000    Vitesse Semiconductor Corporation, Conv.
                  Sub. Deb., 4.000% due 03/15/2005          $    3,905
                                                            ----------
                                                                47,131
                                                            ----------

  TRANSPORTATION/AUTO - 4.0%
                Burlington Northern Santa Fe:

       5,000    Deb., 8.125% due 04/15/2020                      5,934

       1,500    Note, 8.750% due 02/25/2022                      1,920

       3,030    Consolidated Rail Corporation, Deb.,
                  9.750% due 06/15/2020                          4,016

       2,000    Ford Holdings Inc., Company Guarantee,
                  9.300% due 03/01/2030                          2,090

                Ford Motor Company, Deb.:

         825      7.400% due 11/01/2046                            697

       3,750      8.900% due 01/15/2032                          3,690

       5,000    Ford Motor Credit Company, Sr. Note,
                  5.800% due 01/12/2009                          4,876

       8,000    General Motors Corporation, Deb.,
                  9.400% due 07/15/2021                          8,740

       5,000    Norfolk Southern Corporation, Sr. Note,
                  6.200% due 04/15/2009                          5,498

                United Air Lines Inc.:

       5,000      Equipment Trust Certificates,
                  (in default), 10.850% due 07/05/2014           1,588

                  Pass-through Certificates, (in default):

       3,000    9.080% due 10/26/2015                              797

       5,500    9.560% due 10/19/2018                            2,295
                                                            ----------
                                                                42,141
                                                            ----------

  TELECOMMUNICATIONS - 3.1%

       5,000    Deutsche Telephone Finance, Bond,
                  8.500% due 06/15/2010                          6,027

       8,000    Qwest Corporation, Note,
                  8.875% due 03/15/2012**                        9,080

       7,000    TELUS Corporation, Note,
                  8.000% due 06/01/2011                          8,062

       8,000    Vodafone Group, PLC, Note,
                  7.750% due 02/15/2010                          9,476
                                                            ----------
                                                                32,645
                                                            ----------

  GAMING - 2.7%
       5,000    Circus Circus Enterprise Inc., Deb.,
                  7.000% due 11/15/2036                          5,244

       3,500    Harrah's Operating Company Inc.,
                  Company Guarantee,
                  8.000% due 02/01/2011                          4,079

       3,000    Mandalay Resort Group, Sr. Sub. Note,
                  Series B, 10.250% due 08/01/2007               3,472

                Park Place Entertainment Corporation,
                  Sr. Note:
       1,500      7.500% due 09/01/2009                          1,642
       5,000      8.500% due 11/15/2006                          5,538


  PRINCIPAL
   AMOUNT                                                      VALUE
   (000S)                                                      (000S)
   ------                                                      ------

$      7,900    Riviera Holdings Corporation,
                  Company Guarantee,
                  11.000% due 06/15/2010                    $    8,098
                                                            ----------
                                                                28,073
                                                            ----------

  MEDIA - 2.5%
                Comcast Cable Communications Inc.:

         550      Note, 6.200% due 11/15/2008                      600

       7,000      Sr. Note, 7.125% due 06/15/2013                7,873

       7,500    Cox Communications, Inc., Note,
                  6.750% due 03/15/2011                          8,375

       2,000    Dex Media East LLC, Company Guarantee,
                  12.125% due 11/15/2012                         2,422

       5,260    Time Warner Inc., Deb.,
                  9.150% due 02/01/2023                          6,585
                                                            ----------
                                                                25,855
                                                            ----------

  INDUSTRIAL PRODUCTS - 2.1%
       5,000    Champion International Corporation, Deb.,
                  7.200% due 11/01/2026                          5,571

       6,000    Corn Products International, Inc.,
                  Sr. Note, 8.450% due 08/15/2009                6,765

         500    Crane Company, Note,
                  8.500% due 03/15/2004                            513

       1,500    Hanover Compressor Company,
                  Conv. Sr. Note,
                  4.750% due 03/15/2008                          1,380

         250    Lennar Corporation, Sr. Note,
                  7.625% due 03/01/2009                            286

       5,850    Ogden Corporation, Deb., (in default),
                  9.250% due 03/01/2022                          3,656

                Weyerhaeuser Company:

       1,500    Deb., 7.375% due 03/15/2032                      1,620

       1,500    Note, 6.750% due 03/15/2012                      1,627
                                                            ----------
                                                                21,418
                                                            ----------

  INDEX PRODUCT - 1.6%
      15,840    J.P. Morgan HYDI(SM) (High Yield Diversified
                  Index) June 20, 2008,
                  Credit-Linked Trust Certificates,
                  8.000% due 06/20/2008**                       16,206
                                                            ----------

  RETAIL - 1.2%
       5,000    Fred Meyer Inc., Company Guarantee,
                  7.450% due 03/01/2008                          5,690

       5,000    Safeway Inc., Note,
                  7.500% due 09/15/2009                          5,726

         866    Saks Inc., Company Guarantee,
                  8.250% due 11/15/2008                            983
                                                            ----------
                                                                12,399
                                                            ----------
60

                     See Notes to Financial Statements.

INCOME FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

CORPORATE BONDS AND NOTES - (CONTINUED)

  AEROSPACE/DEFENSE - 1.1%
                Lockheed Martin Corporation:

$        955      Company Guarantee,
                  7.750% due 05/01/2026                     $    1,146

       5,000      Note, 8.200% due 12/01/2009                    6,048

       1,000    Loral Corporation, Deb.,
                  7.625% due 06/15/2025                          1,178

       2,750    Orbital Sciences Corporation, Sr. Note,
                  9.000% due 07/15/2011                          2,943
                                                            ----------
                                                                11,315
                                                            ----------

  FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - 1.0%
       4,926    Federative Republic of Brazil, C-Bond,
                  8.000% due 04/15/2014                          4,615

       5,000    United Mexican States, Bond,
                  9.875% due 02/01/2010                          6,288
                                                            ----------
                                                                10,903
                                                            ----------

                Total Corporate Bonds and Notes
                  (Cost $617,863)                              650,544
                                                            ----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 24.0%

  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 14.3%
      62,285    4.500% due 08/01/2033                           59,442
      41,497    5.000% due 04/01/2018-05/01/2033                41,427
      22,803    5.500% due 11/01/2017-05/01/2031                23,386
      10,055    6.000% due 03/01/2031-05/01/2032                10,325
      10,031    6.500% due 01/01/2029-08/01/2029                10,446
       3,883    7.000% due 01/01/2032                            4,087
                                                            ----------

                Total FHLMCs
                  (Cost $148,555)                              149,113
                                                            ----------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 8.4%
      16,920    5.000% due 01/01/2018-10/01/2032                17,023
      39,711    5.500% due 03/01/2033-06/01/2033                40,107
       4,099    6.000% due 04/01/2032                            4,210
      15,518    6.500% due 09/01/2028-05/01/2032                16,129
         363    7.000% due 01/01/2030                              383
         300    7.536% due 06/01/2016                              332
       8,000    7.630% due 02/01/2010                            9,187
                                                            ----------

                Total FNMAs
                  (Cost $86,709)                                87,371
                                                            ----------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 1.3%
      11,337    6.000% due 05/20/2032                           11,685
       2,219    7.000% due 06/20/2031                            2,343
                                                            ----------

                Total GNMAs
                  (Cost $13,501)                                14,028
                                                            ----------

                Total U.S. Government Agency Mortgage-
                  Backed Securities
                  (Cost $248,765)                              250,512
                                                            ----------

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

U.S. TREASURY OBLIGATIONS - 5.3%

  U.S. TREASURY NOTE - 3.4%
$     36,000    4.000% due 11/15/2012                       $   35,467
                                                            ----------

  U.S. TREASURY BOND - 1.9%
      19,000    5.500% due 08/15/2028                           19,623
                                                            ----------

                Total U.S. Treasury Obligations
                  (Cost $55,489)                                55,090
                                                            ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.2%
  (Cost $1,541)
       1,538    Reilly Mortgage FHA, Series 1982,
                  7.430% due 08/01/2022                          1,642
                                                            ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 0.1%
  (Cost $1,117)
       1,195    Donaldson, Lufkin & Jenrette Mortgage
                  Acceptance Corporation, Series
                  1995-Q10, Class B1,
                  6.250% due 01/25/2026+                         1,229
                                                            ----------

    SHARES
    ------

CONVERTIBLE PREFERRED STOCK - 0.4%
  (Cost $5,100)
     100,000    Ford Motor Company Capital Trust II,
                  Conv. Pfd., 6.500% due 01/15/2032              4,645
                                                            ----------

   PRINCIPAL
    AMOUNT
    (000S)
    ------

REPURCHASE AGREEMENT - 6.6%
  (Cost $68,574)
$     68,574    Agreement with Goldman Sachs Group,
                  Inc., 0.960% dated 10/31/2003, to be
                  repurchased at $68,579 on 11/03/2003
                  (Collateralized by $58,190 U.S.
                  Treasury Bonds, having various
                  interest rates and maturities
                  Market Value $69,807)                         68,574
                                                            ----------

TOTAL INVESTMENTS (Cost $998,449*)                   99.0%   1,032,236

OTHER ASSETS AND LIABILITIES (NET)                    1.0       10,227
                                                    -----   ----------
NET ASSETS                                          100.0%  $1,042,463
                                                    =====   ==========

--------

  *    Aggregate cost for federal tax purposes is $1,003,963.
 ** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.
  + Floating rate security whose rate is reset periodically based on an index.
 ++ Floating rate security whose rate is a combination of a cash pay rate that is reset periodically based on an index and 12.000% Payment-in-Kind bonds.

------------------------------------------------------------------------------
                             GLOSSARY OF TERMS

FHA  --  Federal Housing Authority
MTN  --  Medium Term Note
------------------------------------------------------------------------------

                                                                          61

                     See Notes to Financial Statement.

PORTFOLIO OF INVESTMENTS

HIGH YIELD FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------


CORPORATE BONDS AND NOTES - 89.3%

  TELECOMMUNICATIONS - 16.8%
$     16,250    Extreme Networks, Inc., Conv. Sub. Note,
                  3.500% due 12/01/2006                     $   15,336

      14,500    Nortel Networks Corporation, Conv.
                  Company Guarantee,
                  4.250% due 09/01/2008                         13,739

      13,500    Qwest Corporation, Note,
                  8.875% due 03/15/2012**                       15,322

      13,700    RadiSys Corporation, Conv. Sub. Note,
                  5.500% due 08/15/2007                         13,495

       9,500    TELUS Corporation, Note,
                  8.000% due 06/01/2011                         10,941

      17,710    TriQuint Semiconductor, Inc., Conv.
                  Sub. Note, 4.000% due 03/01/2007              16,249

      12,750    Vitesse Semiconductor Corporation, Conv.
                  Sub. Deb., 4.000% due 03/15/2005              12,447
                                                            ----------
                                                                97,529
                                                            ----------

  OIL/ENERGY - 13.7%
                El Paso Natural Gas:

      12,500      Bond, 8.375% due 06/15/2032                   11,688

       2,750      Sr. Note, 7.625% due 08/01/2010                2,736

      15,700    Hanover Compressor Company, Conv.
                  Sr. Note, 4.750% due 03/15/2008               14,444

      16,000    PDVSA Finance Ltd., Note,
                  8.500% due 11/16/2012                         14,320

      10,000    Petrobras International Finance Company,
                  Sr. Note, 9.750% due 07/06/2011               11,100

       7,500    Southern Natural Gas Company, Sr. Note,
                  8.000% due 03/01/2032                          7,500

                Tesoro Petroleum Corporation:

       6,000      Company Guarantee, Series B,
                  9.000% due 07/01/2008                          6,075

      10,000      Sr. Sub. Note,
                  9.625% due 04/01/2012                         10,375

                Tri-Union Development Corporation,
                  Company Guarantee, (in default):

       2,962      12.500% due 06/01/2006                         1,407
         219      Series AI, (Payment-in-Kind),
                  12.500% due 06/01/2006**                         104
                                                            ----------
                                                                79,749
                                                            ----------

  HEALTH CARE - 13.1%
      20,000    Athena Neurosciences Finance LLC,
                  Company Guarantee,
                  7.250% due 02/21/2008                         17,900

                DVI, Inc., Sr. Note, (in default):

      10,375      9.875% due 02/01/2004                          2,231
       2,850      9.875% due 02/01/2004                            613

                HEALTHSOUTH Corporation:

      11,250      Note, 7.625% due 06/01/2012                    9,844
       5,000      Sr. Note, 8.500% due 02/01/2008                4,450


   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

                HIH Capital Ltd., Conv. Note:

$      3,500      7.500% due 09/25/2006                     $    2,677
      10,050      7.500% due 09/25/2006**                        7,939

       5,000    Inhale Therapeutic Systems, Inc., Conv.
                  Sub. Note, 5.000% due 02/08/2007               4,425

      14,850    IVAX Corporation, Conv. Sr. Sub. Note,
                  4.500% due 05/15/2008                         14,534

       5,000    Medarex, Inc., Conv. Jr. Sub. Note,
                  4.500% due 07/01/2006                          4,475

       4,000    Sepracor Inc., Conv. Sub. Deb.,
                  5.000% due 02/15/2007                          3,750

       3,750    Vertex Pharmaceuticals Inc., Conv. Sub.
                  Note, 5.000% due 09/19/2007                    3,338
                                                            ----------
                                                                76,176
                                                            ----------

  INDEX PRODUCT - 9.6%
      27,225    J.P. Morgan HYDI(SM) (High Yield Diversified
                  Index) June 20, 2008,
                  Credit-Linked Trust Certificates,
                  8.000% due 06/20/2008**                       27,855

      25,597    TRAINS (Targeted Return Index Securities)
                  Trust Series HY-2003-1, Grantor Trust,
                  8.666% due 05/15/2013**                       27,893
                                                            ----------
                                                                55,748
                                                            ----------

  INFORMATION TECHNOLOGY - 9.1%
      14,000    BEA Systems Inc., Conv. Sub. Note,
                  4.000% due 12/15/2006                         14,000

      18,500    Conexant Systems Inc., Conv. Sub. Note,
                  4.000% due 02/01/2007                         16,349

       8,350    Komag, Inc., Sr. Note, Class 3,
                  9.496% due 06/30/2007+++                       8,269

      14,370    LSI Logic Corporation, Conv. Sub. Note,
                  4.000% due 02/15/2005                         14,370
                                                            ----------
                                                                52,988
                                                            ----------

  FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - 5.0%
      18,163    Federative Republic of Brazil, C-Bond,
                  8.000% due 04/15/2014                         17,019

      12,000    United Mexican States, Note,
                  6.625% due 03/03/2015                         12,360
                                                            ----------
                                                                29,379
                                                            ----------

  GAMING - 4.4%
      11,500    Old Evangeline Downs, LLC,
                  Company Guarantee, Series B,
                  13.000% due 03/01/2010                        11,917

      13,500    Riviera Holdings Corporation,
                  Company Guarantee,
                  11.000% due 06/15/2010                        13,837
                                                            ----------
                                                                25,754
                                                            ----------

  SERVICES - 3.1%
      16,500    Allied Waste North America Inc., Sr. Note,
                  7.875% due 04/15/2013                         17,779
                                                            ----------


62
                     See Notes to Financial Statements.

HIGH YIELD FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------


CORPORATE BONDS AND NOTES - (CONTINUED)

  UTILITIES - 2.8%
                Illinois Power Company, First Mortgage:

$     10,500      7.500% due 06/15/2009                     $   11,445
       4,000      11.500% due 12/15/2010                         4,800
                                                            ----------
                                                                16,245
                                                            ----------

  TRANSPORTATION/AUTO - 2.7%
                Northwest Airlines, Inc., Pass-through
                  Certificates:

       9,193      Series 1999-2, Class B,
                  7.950% due 03/01/2015                          7,722

       9,530      Series 2001-1, Class B,
                  7.691% due 04/01/2017                          7,922
                                                            ----------
                                                                15,644
                                                            ----------

  CONSUMER PRODUCTS/LEISURE - 2.4%
                Royal Caribbean Cruises Ltd.:

       3,000      Deb., 7.250% due 03/15/2018                    2,895

      10,000      Sr. Note, 8.750% due 02/02/2011               11,200
                                                            ----------
                                                                14,095
                                                            ----------

  AEROSPACE/DEFENSE - 2.4%
      13,000    Orbital Sciences Corporation, Sr. Note,
                  9.000% due 07/15/2011                         13,910
                                                            ----------

  MEDIA - 2.0%
                XM Satellite Radio Holdings Inc., Sr. Note:

       6,500      12.000% due 06/15/2010                         7,264

       5,000      Zero Coupon to 12/31/2005;
                  14.000% due 12/31/2009                         4,312
                                                            ----------
                                                                11,576
                                                            ----------

  CABLE TV - 1.7%
       5,500    Century Communications Corporation,
                  Sr. Note, (in default),
                  8.750% due 10/01/2007                          4,455

       5,000    Olympus Communications LP, Sr. Note,
                  Series B, (in default),
                  10.625% due 11/15/2006                         5,175
                                                            ----------
                                                                 9,630
                                                            ----------

  MANUFACTURING - 0.5%
       5,000    Ogden Corporation, Deb., (in default),
                  9.250% due 03/01/2022                          3,125
                                                            ----------

                Total Corporate Bonds and Notes
                  (Cost $487,703)                              519,327
                                                            ----------

  COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 0.1%
    (Cost $347)
         368    Donaldson, Lufkin & Jenrette Mortgage
                  Acceptance Corporation, Series 1995-Q10,
                  Class B1, 6.250% due 01/25/2026++                378
                                                            ----------

                                                              VALUE
    SHARES                                                    (000S)
    ------                                                    ------

  COMMON STOCKS - 7.0%
      57,845    Credence Systems Corporation+               $      944
     229,400    Health Care Property Investors, Inc.            10,697
     302,500    Health Care REIT, Inc.                          10,028
     180,460    ICO Global Communications Holdings Ltd.+           131
     206,173    Komag Inc.+                                      3,888
     123,430    Life Sciences Research, Inc.+                      275
     820,100    Nationwide Health Properties Inc.               15,008
       2,064    Tri-Union Development Corporation, Class A+          0***
       3,500    Tribo Petroleum Corporation, Class A+**              0***
                                                            ----------
                Total Common Stocks
                  (Cost $33,154)                                40,971
                                                            ----------

CONVERTIBLE PREFERRED STOCK - 0.8%
  (Cost $4,597)
     100,000    Ford Motor Company Capital Trust II,
                  Conv. Pfd., 6.500% due 01/15/2032              4,645
                                                            ----------

WARRANTS - 0.1%
      45,327    ICO Global Communications Holdings Ltd.,
                  Expires 05/16/2006+                                0***
      45,870    Komag Inc., Expires 06/30/2005+                    470
       5,000    Mikohn Gaming Corporation,
                  Expires 08/15/2008+**                             13
                                                            ----------

                Total Warrants
                  (Cost $12)                                       483
                                                            ----------

  PRINCIPAL
   AMOUNT
   (000S)
   ------

REPURCHASE AGREEMENT - 1.2%
  (Cost $7,060)
$      7,060    Agreement with Goldman Sachs Group,
                  Inc., 0.960% dated 10/31/2003, to be
                  repurchased at $7,061 on 11/03/2003
                  (Collateralized by $5,991 U.S.
                  Treasury Bonds, having various
                  interest rates and maturities
                  Market Value $7,187)                           7,060
                                                            ----------

TOTAL INVESTMENTS (Cost $532,873*)                   98.5%     572,864

OTHER ASSETS AND LIABILITIES (NET)                    1.5        8,740
                                                    -----   ----------
NET ASSETS                                          100.0%  $  581,604
                                                    =====   ==========


--------

  *    Aggregate cost for federal tax purposes is $538,832.
 ** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.
***    Value of security is less than $500.
  +    Non-income producing security.
 ++ Floating rate security whose rate is reset periodically based on an index.
+++ Floating rate security whose rate is a combination of a cash pay rate that is reset periodically based on an index and 12.000% Payment-in-Kind bonds.

                                                                          63

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT BOND FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

MUNICIPAL BONDS AND NOTES - 99.2%

  ALASKA - 3.3%
$      4,500    Alaska State International Airports,
                  Airport & Marina Revenue, Series B,
                  (AMBAC  Insured), 5.250% due 10/01/2027   $    4,619

       1,235    Anchorage, Electric Utilities, Power
                  & Light  Revenue, Sr. Lien, (MBIA
                  Insured), 6.500% due 12/01/2013                1,512

       2,000    Anchorage, Ice Rink, Recreational Revenue,
                  6.375% due 01/01/2020                          2,381
                                                            ----------
                                                                 8,512
                                                            ----------

  ARIZONA - 3.1%
       1,000    Arizona School Facilities Board, COP,
                  Series A, (MBIA Insured),
                  5.250% due 09/01/2017                          1,085

       2,000    Arizona Tourism & Sports Authority,
                  Recreational Revenue, (Multipurpose
                  Stadium Facility Project), Series A,
                  (MBIA Insured),
                  5.375% due 07/01/2019                          2,168

       3,000    Salt River Project, Agricultural
                  Improvement & Power District,
                  Electric Systems Revenue,
                  Series A, 5.750% due 01/01/2009                3,431

       1,000    Tucson, Street & Highway User Revenue,
                  Jr. Lien, (Projects of 1994 & 2000),
                  (AMBAC Insured),
                  6.000% due 07/01/2013                          1,179
                                                            ----------
                                                                 7,863
                                                            ----------

  CALIFORNIA - 10.4%
       1,000    Alameda County, Fremont Unified School
                  District, GO, Series A, (FGIC Insured),
                  5.000% due 08/01/2025                          1,014

       1,400    Anaheim, Unified High School District, GO,
                  Series A, (FSA Insured),
                  5.000% due 08/01/2025                          1,417

       1,000    California Infrastructure & Economic
                  Development Bank, Seismic Retrofit
                  Charge Revenue, First Lien, (Bay Area
                  Toll Bridges Seismic Retrofit Project),
                  Series A, (AMBAC Insured),
                  5.000% due 07/01/2033                          1,006

                California State Department of Water
                Resources, Power Supply Revenue, Series A:

       1,000    6.000% due 05/01/2015                            1,137

                (AMBAC Insured):

       2,000    5.375% due 05/01/2018                            2,171

       1,000    5.500% due 05/01/2016                            1,107

       3,000    (Inverse Floater), (MBIA-IBC Insured),
                  8.981% due 05/01/2011+                         3,409

       2,000    Center Unified School District, Capital
                  Appreciation, GO, Series C, (MBIA
                  Insured), Zero coupon due 09/01/2018             975

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

$      2,000    Foothill Eastern Transportation Corridor
                  Agency, Capital Appreciation, Toll Road
                  Revenue, (MBIA Insured),
                  Zero coupon due 01/15/2018                $      954

       2,700    Jurupa, Unified School District, GO,
                  (FGIC Insured), 5.125% due 08/01/2022          2,804

       1,140    Los Angeles, Unified School District, GO,
                  Series A, (FSA Insured),
                  5.250% due 07/01/2019                          1,227

       2,000    Orange County, COP, Series A, (MBIA
                  Insured), 6.000% due 07/01/2026                2,238

       1,180    Palmdale, COP, (Park Improvement & Avenue
                  S Construction Project), (MBIA Insured),
                  5.250% due 09/01/2018                          1,285

       1,050    Port of Oakland, Airport & Marina Revenue,
                  Series L, AMT, (FGIC Insured),
                  5.000% due 11/01/2032                          1,045

         531    Sacramento, COP, (Centrex System Lease),
                  Series A, 5.550% due 09/15/2004                  546

       2,000    San Francisco City and County,
                  International Airports Commission,
                  Airport Revenue, Second Series,
                  Issue 29B, (FGIC Insured),
                  5.125% due 05/01/2020                          2,108

       7,000    San Joaquin Hills, Transportation Corridor
                  Agency, Toll Road Revenue, Series A,
                  (MBIA Insured),
                  Zero coupon due 01/15/2034                     1,314

       1,000    University of California, College &
                  University Revenue, Series A,
                  (AMBAC Insured),
                  5.000% due 05/15/2033                          1,006
                                                            ----------
                                                                26,763
                                                            ----------

  COLORADO - 1.1%
       1,000    Colorado Health Facility Authority,
                  Health Care Revenue, (Catholic Health
                  Initiatives), 5.250% due 09/01/2021            1,021

       1,650    Lakewood, COP, (AMBAC Insured),
                  5.350% due 12/01/2017                          1,801
                                                            ----------
                                                                 2,822
                                                            ----------

  CONNECTICUT - 1.4%
       1,500    Connecticut State Special Obligation
                  Parking, Airport & Marina Revenue,
                  (Bradley International Airport),
                  Series A, AMT, (ACA Insured),
                  6.600% due 07/01/2024                          1,599

         995    Mashantucket Western Pequot Tribe,
                  Special Revenue, Series A, ETM,
                  6.500% due 09/01/2005                          1,090

       1,000    Stamford, Water Pollution Control System
                  & Facility, Water Revenue, Series A,
                  5.000% due 11/15/2032                          1,010
                                                            ----------
                                                                 3,699
                                                            ----------


64

                     See Notes to Financial Statements.

TAX-EXEMPT BOND FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

  DISTRICT OF COLUMBIA - 0.2%
$        500    District of Columbia, Water & Sewer
                  Authority, Public Utilities Revenue,
                  (FSA Insured), 5.500% due 10/01/2017      $      565
                                                            ----------

  FLORIDA - 10.0%
         250    Bay County, Water Systems Revenue,
                  (AMBAC Insured),
                  5.700% due 09/01/2030                            269

         500    Brevard County, School Board Authority,
                  COP, Series B, (AMBAC Insured),
                  5.500% due 07/01/2021                            539

         450    Collier County, Industrial Development
                  Authority, IDR, (Southern States Utilities
                  Project), AMT, 6.500% due 10/01/2025             443

       9,750    Dade County, Guaranteed Entitlement Revenue,
                  Series A, (MBIA Insured),
                  Zero coupon due 02/01/2018                     4,555

       1,000    Escambia County, Health Facilities Authority,
                  Health Facilities Revenue, (Florida Health
                  Care Facilities Loan-VHA Program),
                  (AMBAC Insured), 5.950% due 07/01/2020         1,059

         650    Escambia County, Utilities Authority,
                  Utility Systems Revenue, (FGIC Insured),
                  5.250% due 01/01/2029                            672

         900    Florida Housing Finance Agency, Housing
                  Revenue, (Spinnaker Cove Apartments
                  Project), Series G, AMT, (AMBAC Insured),
                  6.500% due 07/01/2036                            939

         330    Florida Housing Finance Agency, SFMR,
                  Series A, AMT, (GNMA/FNMA Collateral),
                  6.650% due 01/01/2024                            341

         800    Florida State Board of Education, Lottery
                  Revenue, Series A, (FGIC Insured),
                  5.250% due 07/01/2017                            869

                Florida State Municipal Power Agency,
                  Power & Light Revenue, (FSA Insured):

         675      (Stanton Project),
                  5.500% due 10/01/2014                            754

       1,500      (Tri-City Project), Series A,
                  5.000% due 10/01/2018                          1,583

       1,000    Hillsborough County, Port District Revenue,
                  (Tampa Port Authority Project), Series A,
                  AMT, (MBIA Insured),
                  5.375% due 06/01/2027                          1,032

       1,615    Jacksonville Electric Authority, Water &
                  Sewer Revenue, Series A,
                  5.000% due 10/01/2014                          1,704

         600    Jacksonville, Water & Sewer Revenue,
                  (United Waterworks Inc. Project), AMT,
                  (AMBAC Insured),
                  6.350% due 08/01/2025                            657

         335    Manatee County, Housing Finance Authority,
                  SFMR, Series 94-4, AMT, (GNMA/FNMA
                  Collateral), 6.875% due 11/01/2026               347

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

$      1,095    Marion County, School Board, COP,
                  (FSA Insured), 5.250% due 06/01/2018      $    1,184

         500    Orange County, Housing Finance Authority,
                  MFHR, (Hands Inc. Project), Series A,
                  7.000% due 10/01/2025                            527

       5,000    Orlando, Utilities Commission, Water &
                  Electric Revenue,
                  6.000% due 10/01/2010                          5,893

       1,300    Osceola County, School Board, COP, Series A,
                  (AMBAC Insured),
                  5.125% due 06/01/2022                          1,350

         900    Pasco County, Solid Waste Disposal &
                  Resource Recovery System, Resource
                  Recovery Revenue, AMT, (AMBAC
                  Insured), 6.000% due 04/01/2011                1,018
                                                            ----------
                                                                25,735
                                                            ----------

  GEORGIA - 5.0%
       5,000    Georgia State, GO, Series B,
                  6.300% due 03/01/2009                          5,883

                Monroe County, Development Authority, PCR,
                  (Oglethorpe Power Corporation Project),
                  Series A, (MBIA-IBC Insured):

       2,500      6.700% due 01/01/2009                          2,963

       3,410      6.750% due 01/01/2010                          4,098
                                                            ----------
                                                                12,944
                                                            ----------

  HAWAII - 0.9%
                Honolulu City and County, GO, Series A:
       1,270      (Unrefunded Balance),
                  6.000% due 01/01/2012                          1,471

         730      ETM, 6.000% due 01/01/2012                       858
                                                            ----------
                                                                 2,329
                                                            ----------

  IDAHO - 1.0%
       2,000    Idaho Health Facilities Authority, Health
                  Care Revenue, (IHC Hospitals Inc.
                  Project), (Inverse Floater), ETM,
                  6.650% due 02/15/2021+                         2,512
                                                            ----------

  ILLINOIS - 8.7%
       5,000    Chicago, O'Hare International Airport,
                  Airport Revenue, (Inverse Floater),
                  AMT, (FSA Insured),
                  8.590% due 01/01/2020+                         5,761

                Chicago, O'Hare International Airport,
                  Special Facilities Revenue, Series B:

         965      (Second Lien Passenger Facility),
                  (AMBAC Insured),
                  5.500% due 01/01/2017                          1,051

       1,000      (United Airlines Project), AMT,
                  (in default),
                  6.100% due 11/01/2035                            200

       2,570    Cook County, Oak Lawn School District
                  No. 122, Capital Appreciation, GO,
                  (FGIC Insured),
                  Zero coupon due 12/01/2016                     1,397

                                                                          65

                     See Notes to Financial Statements.

TAX-EXEMPT BOND FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

  ILLINOIS - (CONTINUED)
$      1,020    Cook County, River Trails School District
                  No. 026, Capital Appreciation, GO, ETM,
                  (MBIA Insured),
                  Zero coupon due 12/01/2004                $    1,008

       2,000    Illinois State, GO, Series 1,
                  (MBIA Insured), 5.750% due 12/01/2012          2,347

                Metropolitan Pier & Exposition Authority,
                  Capital Appreciation, Dedicated State
                  Tax Revenue, Series A, (FGIC Insured):

                  (Unrefunded Balance):

          85      Zero coupon due 06/15/2008                        74

         130      Zero coupon due 06/15/2009                       109

                  ETM:

       3,295      Zero coupon due 06/15/2008                     2,909

         620      Zero coupon due 06/15/2008                       547

       5,055      Zero coupon due 06/15/2009                     4,256

         815      Zero coupon due 06/15/2009                       686

       2,000    Metropolitan Pier & Exposition Authority,
                  Sales Tax Revenue, (McCormick Place
                  Expansion Project), Series A, (MBIA
                  Insured), 5.250% due 06/15/2042                2,049
                                                            ----------
                                                                22,394
                                                            ----------

  INDIANA - 2.7%
       6,000    Indiana Municipal Power Agency, Power
                  Supply System Revenue, Series A, ETM,
                  (MBIA Insured),
                  6.125% due 01/01/2013                          7,047
                                                            ----------

  KANSAS - 0.6%
       1,430    Wyandotte County, School District
                  No. 500, GO, (FSA Insured),
                  5.000% due 09/01/2019                          1,511
                                                            ----------

  KENTUCKY - 1.3%
       1,435    Kentucky State Property & Buildings
                  Commission, Lease Revenue, (Project
                  No. 74), (FSA Insured),
                  5.375% due 02/01/2016                          1,570

       1,500    Kentucky State Turnpike Authority, Economic
                  Development Road Revenue,
                  (Revitalization Project), (FSA Insured),
                  (Pre-refunded to 01/01/2011),
                  5.625% due 07/01/2013                          1,687
                                                            ----------
                                                                 3,257
                                                            ----------

  LOUISIANA - 0.9%
       1,500    Louisiana Public Facilities Authority,
                  Customer Receipts Revenue, Series B,
                  ETM, Zero coupon due 12/01/2019                  690

       1,500    Louisiana State, GO, Series A,
                  (FGIC Insured),
                  5.500% due 11/15/2008                          1,712
                                                            ----------
                                                                 2,402
                                                            ----------

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

  MARYLAND - 1.5%
$      2,000    Baltimore, Port Facilities, Industrial
                  Revenue, (Consolidated Coal Sales
                  Project), Series B, 6.500%
                  due 10/01/2011                            $    2,049

       1,750    Maryland State Economic Development
                  Corporation, Student Housing Revenue,
                  (University of Maryland College Park
                  Project), 5.625% due 06/01/2035                1,734
                                                            ----------
                                                                 3,783
                                                            ----------

  MASSACHUSETTS - 1.5%
       1,000    Massachusetts State Development Finance
                  Agency, Revenue Bonds,
                  (Hillcrest Educational Centers Inc.
                  Project), 6.375% due 07/01/2029                  949

       1,000    Massachusetts State Health & Educational
                  Facilities Authority, Health Care Revenue,
                  (Health Care System-Covenant Health),
                  6.000% due 07/01/2031                          1,041

       1,500    Massachusetts State, Federal Highway Grant
                  Anticipation Notes Revenue, Series A,
                  5.750% due 06/15/2015                          1,738
                                                            ----------
                                                                 3,728
                                                            ----------

  MICHIGAN - 0.7%
         750    Macomb County, Hospital Finance Authority,
                  Hospital Revenue, (Mount Clemens General
                  Hospital, Inc. Project), Series B,
                  5.750% due 11/15/2025                            715

       1,000    Michigan State Strategic Fund, Limited
                  Obligation Revenue, (Detroit Edison
                  Company Exempt Facilities Project),
                  Series C, AMT, (XLCA Insured),
                  5.450% due 12/15/2032                          1,026
                                                            ----------
                                                                 1,741
                                                            ----------

  MISSOURI - 2.8%
       2,250    Bi-State Development Agency of the
                  Missouri-Illinois Metropolitan District,
                  Mass Transit Sales Tax Revenue,
                  (Metrolink Cross County Extension
                  Project), Series B, (FSA Insured),
                  5.250% due 10/01/2019                          2,417

       1,000    Cape Girardeau County, Industrial
                  Development  Authority, Health Care
                  Facilities Revenue, (Southeast Hospital
                  Association Project),
                  5.625% due 06/01/2027                          1,012

         600    Fenton, Tax Increment Revenue, (Gravois
                  Bluffs Improvement Project),
                  7.000% due 10/01/2021                            646

       1,000    Missouri State Health and Education
                  Facilities Authority, Education
                  Facilities Revenue, (University
                  of Missouri-Columbia Arena Project),
                  5.000% due 11/01/2018                          1,051

66

                     See Notes to Financial Statements.

TAX-EXEMPT BOND FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

MISSOURI - (CONTINUED)
                St. Louis County, Pattonville School
                  District No. R-3, GO, (Missouri
                  Direct Deposit Program), (FGIC Insured):
$      1,000    5.750% due 03/01/2017                       $    1,130
         880    5.750% due 03/01/2018                              992
                                                            ----------
                                                                 7,248
                                                            ----------

NEBRASKA - 4.0%
       7,000    Omaha Public Power District, Electric
                  Revenue, Series B, ETM,
                  6.150% due 02/01/2012                          8,275

       2,000    University of Nebraska, Lincoln Student
                  Fees & Facilities Revenue, Series B,
                  5.000% due 07/01/2023**                        2,037
                                                            ----------
                                                                10,312
                                                            ----------

NEVADA - 0.4%
       1,000    Reno, Sales & Room Tax Revenue, Sr. Lien,
                  (ReTrac-Reno Transportation Rail Access
                  Corridor Project), (AMBAC Insured),
                  5.125% due 06/01/2037                          1,009
                                                            ----------

NEW JERSEY - 1.8%
       1,000    New Jersey Economic Development Authority,
                  Economic Development Revenue,
                  (Kapkowski Road Landfill Project),
                  5.750% due 04/01/2031                            963

       1,340    New Jersey Educational Facilities Authority,
                  Government Fund Grant Revenue, (Higher
                  Education Capital Improvement Project),
                  Series A, (AMBAC Insured),
                  5.250% due 09/01/2020                          1,428

       1,000    New Jersey Transit  Corporation, COP,
                  (Federal Transit Administration Grants
                  Projects), Series A, (AMBAC Insured),
                  5.500% due 09/15/2013                          1,136

       1,000    New Jersey Transportation Trust Fund
                  Authority, Transportation System Revenue,
                  Series C, (FSA Insured),
                  5.500% due 06/15/2020                          1,097
                                                            ----------
                                                                 4,624
                                                            ----------

NEW YORK - 4.4%
       1,265    Metropolitan Transportation Authority,
                  Service Contract Revenue, (Transportation
                  Facilities Project), Series 7,
                  4.750% due 07/01/2019                          1,345

       1,500    Metropolitan Transportation Authority,
                  Transportation Revenue, Series A,
                  (FGIC Insured),
                  5.250% due 11/15/2031                          1,554

       2,000    Nassau County, Interim Finance Authority,
                  Sales Tax Revenue, Series A,
                  5.750% due 11/15/2013                          2,261

       1,000    New York State Dormitory Authority, College
                  & University Revenue, (State University
                  Educational Facilities Project),
                  (MBIA Insured),
                  6.000% due 05/15/2016                          1,156

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

$        580    New York State Housing Finance Agency,
                  MFHR, (Secured Mortgage Program),
                  Series F, AMT,
                  6.625% due 08/15/2012                     $      592

       1,235    New York State Mortgage Agency,
                  Homeowner Mortgage Revenue,
                  Series 82, AMT,
                  5.650% due 04/01/2030                          1,311

       1,000    New York State Urban Development
                  Corporation, Personal Income Tax
                  Revenue, Series C-1, (FGIC Insured),
                  5.500% due 03/15/2019                          1,102

                New York State, GO:

       1,000      Series B, ETM, (FSA Insured),
                  7.000% due 06/01/2014                          1,007

       1,000      Series H, 5.750% due 03/15/2013                1,099
                                                            ----------
                                                                11,427
                                                            ----------

  NORTH CAROLINA - 1.3%
       1,000    Charlotte, COP, (Convention Facility
                  Project), Series A,
                  5.500% due 08/01/2019                          1,101

       2,000    North Carolina Municipal Power Agency
                  No. 1, Catawba Electric Revenue,
                  Series A, (MBIA Insured),
                  5.250% due 01/01/2018                          2,145
                                                            ----------
                                                                 3,246
                                                            ----------

  OHIO - 2.6%
       1,000    Cuyahoga County, Hospital Facilities
                  Revenue, (Canton Inc. Project),
                  7.500% due 01/01/2030                          1,103

       1,000    Franklin County, Convention Facilities
                  Authority, Tax & Lease Revenue,
                  (AMBAC Insured),
                  5.250% due 12/01/2013                          1,113

       1,000    Montgomery County, Hospital Revenue,
                  (Grandview Hospital & Medical Center
                  Project), ETM,
                  5.250% due 12/01/2003                          1,003

       2,175    Ohio State Building Authority, Lease
                  Revenue, (Administrative Building Fund
                  Projects),  Series A, (FSA Insured),
                  5.500% due 04/01/2015                          2,415

       1,000    Ohio State University, General Receipts
                  Revenue, Series A,
                  5.125% due 12/01/2031                          1,019
                                                            ----------
                                                                 6,653
                                                            ----------

  OKLAHOMA - 1.2%
       1,385    Central Oklahoma Transportation &
                  Parking Authority, Parking Systems
                  Revenue, (AMBAC Insured),
                  5.000% due 07/01/2022**                        1,422

         450    Oklahoma Housing & Finance Authority,
                  SFMR, Series B, AMT, (GNMA Collateral),
                  7.997% due 08/01/2018                            487

                                                                          67

                     See Notes to Financial Statements.

TAX-EXEMPT BOND FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

  OKLAHOMA - (CONTINUED)
$      1,000    Tulsa County, Public Facilities Authority,
                  Capital Improvement Revenue, (AMBAC
                  Insured), 6.250% due 11/01/2022           $    1,153
                                                            ----------
                                                                 3,062
                                                            ----------

  OREGON - 2.1%
       1,000    Oregon Health Sciences University,
                  College & University Revenue, Series A,
                  (MBIA Insured), 5.250% due 07/01/2022          1,053

       1,000    Oregon State Department of Administrative
                  Services, COP, Series C, (MBIA Insured),
                  5.250% due 11/01/2018                          1,070

       2,000    Portland, Sewer System Revenue, Second
                  Lien, Series A, (FSA Insured),
                  5.250% due 06/01/2020                          2,134

       1,000    Portland, Tax Allocation Revenue,
                  (Downtown Waterfront Urban Renewal &
                  Redevelopment Project), Series A,
                  (AMBAC Insured), 5.750% due 06/15/2016         1,135
                                                            ----------
                                                                 5,392
                                                            ----------

  PENNSYLVANIA - 2.9%
                Philadelphia, Gas Works Revenue,
                  (1998 General Ordinance),
                  (FSA Insured):

       1,000      Fourth Series,
                  5.250% due 08/01/2020                          1,063

       2,500    Second Series,
                  5.250% due 07/01/2029                          2,567

         820    Philadelphia, Parking Authority, Auto
                  Parking  Revenue, Series A, (AMBAC
                  Insured), 5.250% due 02/15/2029                  842

       1,000    Philadelphia, Redevelopment Authority
                  Revenue, (Neighborhood Transformation
                  Project), Series A, (FGIC Insured),
                  5.500% due 04/15/2017                          1,100

       1,750    State Public School Building Authority,
                  School Revenue, (Philadelphia School
                  District Project), (FSA Insured),
                  5.000% due 06/01/2033                          1,762
                                                            ----------
                                                                 7,334
                                                            ----------

  PUERTO RICO - 0.4%
       1,000    Puerto Rico Municipal Finance Agency,
                  Revenue Bonds, Series A, (FSA Insured),
                  5.250% due 08/01/2021                          1,066
                                                            ----------

  SOUTH CAROLINA - 2.1%
       1,300    Chesterfield County, School District, GO,
                  (FSA Insured),
                  5.375% due 03/01/2018                          1,407

       1,955    Greenville, Waterworks System Revenue,
                  5.250% due 02/01/2019                          2,096

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

$        850    Myrtle Beach, Jobs Economic Development
                  Authority, Revenue Bonds, (Myrtle Beach
                  Convention Center Hotel Project),
                  Series B, 6.625% due 04/01/2036           $      820

       1,000    South Carolina Jobs-Economic Development
                  Authority, IDR, (Electric & Gas Company
                  Project), Series A, (AMBAC Insured),
                  5.200% due 11/01/2027                          1,031
                                                            ----------
                                                                 5,354
                                                            ----------

  TENNESSEE - 1.1%
       1,000    Johnson City, Health & Educational Facility
                  Board, Hospital Revenue, (Mountain States
                  Health Care Facilities First Mortgage
                  Project), Series A,
                  7.500% due 07/01/2033                          1,074

       1,755    Tennessee Housing Development Agency,
                  Housing Revenue, (Homeownership
                  Program), Series 2A, AMT,
                  5.700% due 07/01/2031                          1,807
                                                            ----------
                                                                 2,881
                                                            ----------

  TEXAS - 5.8%
       1,500    Austin, Water & Wastewater System Revenue,
                  (MBIA Insured),
                  5.250% due 11/15/2019                          1,603

       1,000    Corpus Christi, GO, (FSA Insured),
                  5.750% due 03/01/2018                          1,122

       1,500    Dallas-Fort Worth International Airport
                  Board, Airport & Marina Revenue,
                  Series A, AMT, (FGIC Insured),
                  5.500% due 11/01/2031                          1,547

       1,000    Houston, GO, (Public Improvement Project),
                  (FSA Insured), 5.750% due 03/01/2015           1,128

       1,000    Houston, Hotel Occupancy Tax & Special
                  Revenue, (Convention & Entertainment
                  Project), Series B, (AMBAC Insured),
                  5.750% due 09/01/2015                          1,136

       2,050    Houston, Water & Sewer System Revenue, Jr.
                  Lien, Series C, (FGIC Insured),
                  5.375% due 12/01/2027                          2,132

       1,100    Metro Health Facilities Development
                  Corporation, Health Care Revenue,
                  (Wilson N. Jones Memorial Hospital
                  Project), 7.200% due 01/01/2021                1,048

                North Central, Health Facilities
                  Development Corporation Revenue:

       1,000    (Baylor Health Care System Project),
                  Series A, 5.125% due 05/15/2029                  997

       1,000    (Children's Medical Center of Dallas
                  Project), (AMBAC Insured),
                  5.250% due 08/15/2032                          1,028

       1,000    Texas Tech University System, Financing
                  System Revenue, Seventh Series, (MBIA
                  Insured), 5.000% due 08/15/2025                1,008

       2,000    University of Texas Financing System,
                  College & University Revenue, Series A,
                  5.250% due 08/15/2019                          2,146
                                                            ----------
                                                                14,895
                                                            ----------

68

                     See Notes to Financial Statements.

TAX-EXEMPT BOND FUND

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

  VIRGINIA - 1.1%
                Richmond, GO, (FSA Insured):
$        600    5.125% due 01/15/2008                       $      667
       1,000    5.250% due 01/15/2009                            1,124
       1,000    5.500% due 01/15/2010                            1,140
                                                            ----------
                                                                 2,931
                                                            ----------

  WASHINGTON - 9.6%
       2,500    Energy Northwest, Electric Revenue,
                  (Nuclear Project 3), Series A, (FSA
                  Insured), 5.500% due 07/01/2017                2,732

       5,000    Franklin County, Pasco School District
                  No.1,  GO, (FSA Insured),
                  5.250% due 12/01/2019                          5,343

       4,500    King County, Kent School District No. 415
                  GO, Series C, 6.300% due 12/01/2008            5,258

                Washington State, GO:

       3,000      Series B & AT-7, 6.400% due 06/01/2017         3,696

       7,440      Series B, (Unrefunded Balance),
                  5.000% due 05/01/2017                          7,589
                                                            ----------
                                                                24,618
                                                            ----------

  WEST VIRGINIA - 1.0%
       2,500    Harrison County, County Community Solid
                  Waste Disposal Authority, IDR,
                  (Monongahela Power Company Project),
                  Series A, AMT, (MBIA-IBC Insured),
                  6.875% due 04/15/2022                          2,537
                                                            ----------

  WISCONSIN - 0.3%
         710    Wisconsin State Health & Educational
                  Facilities Authority, Health Care Revenue,
                  (Waukesha Memorial Hospital Project),
                  Series A, (AMBAC Insured),
                  7.125% due 08/15/2007                            713
                                                            ----------

                Total Municipal Bonds and Notes
                  (Cost $234,646)                              254,909
                                                            ----------

   PRINCIPAL
    AMOUNT                                                     VALUE
    (000S)                                                     (000S)
    ------                                                     ------

  SHORT-TERM MUNICIPAL BONDS - 0.9%
$      1,700    New York City, GO, Subseries E-2,
                  1.130% due 08/01/2020++                   $    1,700

         600    Washington Health Care Facilities
                  Authority, Health Care Revenue,
                  (Virginia Mason  Medical Center
                  Project), Series B, (MBIA
                  Insured), 1.150% due 02/15/2027++                600
                                                            ----------

                Total Short-Term Municipal Bonds
                  (Cost $2,300)                                  2,300
                                                            ----------

TOTAL INVESTMENTS+++ (Cost $236,946*)               100.1%  $  257,209

OTHER ASSETS AND LIABILITIES (NET)                   (0.1)        (383)
                                                    -----   ----------

NET ASSETS                                          100.0%  $  256,826
                                                    =====   ==========

--------

  *    Aggregate cost for federal tax purposes is $236,866.
 **    Security purchased on a when-issued basis.
  + Floating rate note. The interest rate shown reflects the rate in effect at October 31, 2003.
 ++ Variable rate securities payable upon demand with not more than five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2003.
+++ All securities segregated as collateral for when-issued securities or futures contracts.

Tax-Exempt Bond Fund had the following sector concentrations greater than 10% at October 31, 2003 (as a percentage of net assets):

                General Obligation             18.2%
                Pre-refunded                   17.9%
                Power                          15.3%
                Transportation                 13.4%
                General Purpose                12.9%

Tax-Exempt Bond Fund had the following insurance concentrations greater than 10% at October 31, 2003 (as a percentage of net assets):

                MBIA                           19.9%
                FSA                            18.5%
                AMBAC                          12.8%
                FGIC                           11.6%

                                                                          69

                     See Notes to Financial Statements.

TAX-EXEMPT BOND FUND

                                                            UNREALIZED
  NUMBER OF                                      VALUE     DEPRECIATION
  CONTRACTS                                      (000S)       (000S)
  ---------                                      ------    ------------

FUTURES CONTRACTS-SHORT POSITION

      68        U.S. 5 Year Treasury Note,
                  December 2003                  $7,603     $     (150)
      16        U.S. 10 Year Treasury Note,
                  December 2003                   1,797            (53)
                                                            ----------
                Net Unrealized Depreciation of
                  Futures Contracts                         $     (203)
                                                            ==========

-----------------------------------------------------------------------------
                             GLOSSARY OF TERMS

          ACA    --  ACA Financial Guaranty Corporation
          AMBAC  --  American Municipal Bond Assurance Corporation
          AMT    --  Alternative Minimum Tax
          COP    --  Certificate of Participation
          ETM    --  Escrowed to Maturity
          FGIC   --  Federal Guaranty Insurance Corporation
          FNMA   --  Federal National Mortgage Association
          FSA    --  Financial Security Assurance
          GNMA   --  Government National Mortgage Association
          GO     --  General Obligation Bond
          IBC    --  Insured Bond Certificate
          IDR    --  Industrial Development Revenue
          MBIA   --  Municipal Bond Investors Assurance
          MFHR   --  Multi-family Housing Revenue
          PCR    --  Pollution Control Revenue
          SFMR   --  Single Family Mortgage Revenue
          UTGO   --  Unlimited Tax General Obligation Bond
          VHA    --  Veterans Housing Authority
          XLCA   --  XL Capital Assurance Inc.
-----------------------------------------------------------------------------

70

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

MUNICIPAL BONDS AND NOTES - 98.0%

  CALIFORNIA - 97.6%

                ABAG Financing Authority for Nonprofit
                  Corporations, COP:

$        340      (Episcopal Homes Foundation),
                  5.000% due 07/01/2007                     $      358

                  (O'Connor Woods Obligation Group),
                  (ACA Insured):

       1,000      5.400% due 11/01/2009                          1,095

       2,530      5.700% due 11/01/2013                          2,734

       1,000    ABAG Financing Authority for Nonprofit
                  Corporations, MFHR, (Archstone
                  Redwood), Series A,
                  5.300% due 10/01/2008                          1,073

       1,240    ABAG Financing Authority for Nonprofit
                  Corporations, Revenue Bonds, (California
                  School of Mechanical Arts),
                  5.250% due 10/01/2026                          1,271

       1,345    ABC Unified School District, GO, Series A,
                  (MBIA Insured),
                  4.800% due 02/01/2018                          1,423

       5,360    Alhambra, Improvement Board Act of 1915,
                  Special Tax Revenue, (Public Works
                  Assessment District No. 1),
                  (MBIA Insured), 6.125% due 09/02/2018          5,500

       3,095    Alhambra, Redevelopment Agency, Tax
                  Allocation Revenue, (Industrial
                  Redevelopment Project), (FSA Insured),
                  5.000% due 05/01/2018                          3,254

       1,050    Alta Loma, School District, Capital
                  Appreciation, GO, Series A,
                  (FGIC Insured), Zero coupon due
                  08/01/2022                                       396

       2,000    Anaheim, Public Financing Authority,
                  Tax Allocation Revenue, (Inverse
                  Floater), (MBIA Insured),
                  11.720% due 12/28/2018+                        2,706

       2,210    Azusa, Community Facilities District
                  No. 1, Special Tax Revenue, (Mountain
                  Cove), Series A, 6.000% due 09/01/2026         2,223

       2,000    Barstow, Redevelopment Agency, Tax
                  Allocation Revenue, (Central
                  Redevelopment Project), Series A,
                  (MBIA Insured), 7.000% due 09/01/2014          2,542

         800    Beverly Hills, Unified School District,
                  GO, Series A, 5.000% due 08/01/2022              821

       3,155    Burbank, Waste Disposal Revenue, Series B,
                  (FSA Insured), 5.250% due 05/01/2024           3,279

       2,000    California Department of Veteran Affairs,
                  Home Purchase Revenue, Series A,
                  (AMBAC Insured), 5.400% due 12/01/2018         2,183

                California Educational Facilities
                  Authority, College & University Revenue:

       2,485    (Heald College), 5.450% due 02/15/2022           2,249


   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

$      1,000    (Pooled College & University), Series B,
                  6.625% due 06/01/2020                     $    1,092

       1,000    (University of San Diego), Series A,
                  5.250% due 10/01/2030                          1,015

       1,000    California Educational Facilities
                  Authority, Student Loan Revenue,
                  (California Loan Program), Series A,
                  AMT, (MBIA Insured),
                  5.100% due 03/01/2014                          1,057

                California Financing Authority for
                  Resource Efficiency, Multiple Utility
                  Revenue, (First Resource Efficiency
                  Program), (AMBAC Insured):

       1,860      (Pre-refunded to 07/01/2004),
                  6.000% due 07/01/2017                          1,955

         390      (Unrefunded Balance),
                  6.000% due 07/01/2017                            411

       1,000    California Health Facilities Financing
                  Authority, Health Care Revenue,
                  (Adventist Health System Project),
                  Series A, 5.000% due 03/01/2028                  928

         540    California Housing Finance Agency, Home
                  Mortgage Revenue, Series B, AMT,
                  (MBIA Insured),
                  6.000% due 08/01/2016                            567

                California Housing Finance Agency, Home
                  Ownership & Improvement Revenue, AMT,
                  (MBIA Insured):

          55      Series B, 5.200% due 08/01/2026                   55

         665      Series D,
                  6.300% due 08/01/2014                            684

       2,630      Series F, 6.800% due 08/01/2014                2,733

       1,000    California Infrastructure & Economic
                  Development Bank, Health Care Revenue,
                  (The J. David Gladstone Institute
                  Project), 5.500% due 10/01/2015                1,087

       3,855    California Infrastructure & Economic
                  Development Bank, Lease Revenue, (Asian
                  Art Museum of San Francisco Project),
                  (MBIA Insured),
                  5.500% due 06/01/2017                          4,273

                California Infrastructure & Economic
                  Development Bank, Seismic Retrofit
                  Charge Revenue, First Lien, (Bay Area
                  Toll Bridges Seismic Retrofit
                  Project), Series A:

       5,000    (AMBAC Insured),
                  5.000% due 07/01/2033                          5,032

                  (FGIC Insured):

       5,000      5.000% due 07/01/2026                          5,059

       2,000      5.000% due 07/01/2029                          2,019

       2,500    California Pollution Control
                  Financing Authority, PCR,
                  (San Diego Gas and Electric),
                  Series A, AMT, (AMBAC Insured),
                  5.850% due 06/01/2021                          2,559

         330    California Rural Home Mortgage Finance
                  Authority, SFMR, (Mortgage-Backed
                  Securities Program), Issue A, Series 2,
                  AMT, (GNMA/FHLMC Collateral),
                  7.950% due 12/01/2024                            350


                                                                          71
                     See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

  CALIFORNIA - (CONTINUED)
$      6,320    California State Department of
                  Transportation, COP, Series A,
                  (MBIA Insured), 5.250% due 03/01/2016     $    6,850

                California State Department of Water
                  Resources, Power Supply Revenue,
                  Series A:

       5,000      5.750% due 05/01/2017                          5,462

       5,000      5.875% due 05/01/2016                          5,530

       2,000      (AMBAC Insured),
                  5.500% due 05/01/2016                          2,214

       7,000      (MBIA-IBC Insured),
                  5.125% due 05/01/2018                          7,483

       3,000      (XLCA Insured),
                  5.375% due 05/01/2017                          3,254

                California State Department of Water
                  Resources, Water Revenue:

       2,500    (Center Valley Project), Series Y, (FGIC
                  Insured), 5.250% due 12/01/2013                2,809

                  Series W, (FSA Insured):

       2,000      5.000% due 12/01/2018                          2,102

       1,000      5.500% due 12/01/2013                          1,149

                California State Public Works Board,
                  Lease Revenue:

       1,500      (California Community Colleges),
                  Series A, 5.250% due 12/01/2014                1,574

       3,000      (California State University), Series C,
                  5.400% due 10/01/2022                          3,033

                  (Department of Corrections Program):

       2,000      Series A, (MBIA-IBC Insured),
                  5.000% due 09/01/2018                          2,065

       2,000      Series B, (CIFG-TCRS Insured),
                  5.250% due 01/01/2012                          2,223

       4,000      Series B, (CIFG-TCRS Insured),
                  5.250% due 01/01/2013                          4,434

                  (Department of Corrections-Ten
                  Administrative Segregation Housing
                  Units), Series A, (AMBAC Insured):

       2,500      5.250% due 03/01/2018                          2,669

       4,330      5.250% due 03/01/2019                          4,596

       4,200      (UC M.I.N.D. Institute), Series A,
                  5.000% due 04/01/2023                          4,214

                California State University, Fresno
                  Association Inc. Revenue, (Auxiliary
                  Organization Event Center):

       1,500      6.000% due 07/01/2022                          1,551

       1,500      6.000% due 07/01/2031                          1,528

                California State, GO:

       1,000      (AGC-ICC Insured),
                  5.750% due 10/01/2010                          1,158
                  (CIFG-TCRS Insured):

       2,000      5.000% due 10/01/2022                          2,043

       1,265      5.000% due 02/01/2032                          1,265

       4,430      (FGIC-TCRS Insured),
                  5.500% due 06/01/2025                          4,637

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

$      6,000      (MBIA-IBC Insured),
                  5.000% due 02/01/2032                     $    6,033

       1,280      (Veterans), Series BJ, AMT,
                  5.700% due 12/01/2032                          1,302

                  (Veterans), Series BT, AMT:

       1,500      4.900% due 12/01/2011                          1,529

       2,510      5.000% due 12/01/2012                          2,549

                  (XLCA Insured):

       5,000      5.000% due 10/01/2028                          5,034

       3,050      6.750% due 08/01/2012                          3,725

       3,000    California Statewide Communities
                  Development Authority, COP, (Cedars-
                  Sinai Medical Center), (MBIA-IBC
                  Insured), 6.500% due 08/01/2012                3,464

                California Statewide Communities
                  Development Authority, MFHR,
                  (Equity Residential Housing):

       1,000      Series B, 5.200% due 12/01/2029                1,079

       3,300      Series C, 5.200% due 06/15/2009                3,561

       1,000    Carson, Improvement Board Act of 1915,
                  GO, 7.375% due 09/02/2022                      1,026

       1,000    Carson, Redevelopment Agency, Tax
                  Allocation Revenue, (Area No. 1
                  Project), (MBIA Insured),
                  5.500% due 10/01/2016                          1,143

       1,000    Chino Valley, Unified School District,
                  COP, Series A, (FSA Insured),
                  5.250% due 09/01/2014                          1,102

       3,000    Chula Vista, COP, (MBIA Insured),
                  5.000% due 08/01/2027                          3,031

       4,675    Chula Vista, IDR, (San Diego Gas and
                  Electric), Series A, AMT, (AMBAC
                  Insured), 6.400% due 12/01/2027                4,789

       1,825    Chula Vista, Public Financing Authority,
                  Special Tax Revenue, (Assessment
                  Districts Refinancing), Sr. Lien,
                  Series A, (FSA Insured),
                  4.700% due 09/02/2014                          1,950

       2,715    Chula Vista, Redevelopment Agency, Tax
                  Allocation Revenue,
                  8.625% due 09/01/2024                          3,205

       2,000    Coachella, Redevelopment Agency, Tax
                  Allocation Revenue, (Area No. 3
                  Project), 5.875% due 12/01/2028                2,024

       2,160    Contra Costa County, Public Financing
                  Authority, Lease Revenue, (Capital
                  Projects), Series B, (MBIA Insured),
                  5.250% due 06/01/2027                          2,229

                Contra Costa, Water District Revenue,
                  Series K, (FSA Insured):

       1,445      5.000% due 10/01/2017                          1,532

       1,520      5.000% due 10/01/2018                          1,597

       1,285    Corona, COP, (Clearwater Cogeneration
                  Project), (MBIA Insured),
                  5.000% due 09/01/2017                          1,368

72

                     See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

  CALIFORNIA - (CONTINUED)
$      1,500    Culver City, Redevelopment Finance
                  Authority, Tax Allocation Revenue,
                  Series B, 6.250% due 11/01/2025           $    1,529

       1,000    Cupertino, Unified School District, GO,
                  (FSA Insured),
                  5.000% due 08/01/2020                          1,035

       1,670    Davis, Public Facilities Finance Authority
                  Local Agency, Special Tax Revenue,
                  (Mace Ranch Area), Series A,
                  6.600% due 09/01/2025                          1,757

       1,200    Duarte, Unified School District, Capital
                  Appreciation, GO, Series B, (FSA
                  Insured), Zero coupon due 11/01/2024             388

       1,985    El Cajon, COP, (Helix View Nursing Home
                  Project), AMT, (FHA Insured),
                  7.750% due 02/01/2029                          1,988

       2,215    Fairfield, Housing Authority, Mortgage
                  Revenue, (Creekside Estates
                  Mobile Homes), 5.625% due 09/01/2023           2,139

       1,000    Fontana, Redevelopment Agency, Tax
                  Allocation Revenue, (Southwest
                  Industrial Park Project), (MBIA
                  Insured), 5.200% due 09/01/2030                1,020

                Foothill Eastern Transportation Corridor
                  Agency, Toll Road Revenue:

       9,000      Zero coupon due 01/15/2026                     6,494

      20,000      Zero coupon due 01/15/2030                     4,223

      10,000      Zero coupon due 01/15/2032                     1,864

      10,000      Zero coupon due 01/15/2033                     1,752

      10,000      Zero coupon due 01/15/2034                     1,646

      10,000      Zero coupon due 01/15/2036                     1,457

      10,000      Zero coupon due 01/15/2037                     1,372

       9,000      Zero coupon due 01/15/2038                     1,160

       2,000    Fresno, Joint Powers Financing Authority,
                  Lease Revenue, Series A, (FSA Insured),
                  5.750% due 06/01/2026                          2,184

       1,860    Glendale, Unified School District, GO,
                  Series F, (MBIA Insured),
                  5.000% due 09/01/2023                          1,901

                Golden West Schools Financing Authority,
                  Capital Appreciation, Revenue Bonds,
                  (School District Refinancing Program),
                  Series A, (MBIA Insured):

       1,215      Zero coupon due 08/01/2016                       641

       1,580      Zero coupon due 02/01/2017                       796

                Hi Desert, Members Health Care District,
                  Health Care Revenue:

       2,250      5.500% due 10/01/2015                          2,082

       1,175      5.500% due 10/01/2019                          1,041

       2,000    Huntington Park, Public Financing
                  Authority, Lease Revenue, (Wastewater
                  System Project), 6.200% due 10/01/2025         2,074

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

$      5,000    Imperial Irrigation District, COP, (Water
                  System Projects), (AMBAC Insured),
                  5.500% due 07/01/2029                     $    5,301

       1,250    Imperial, Water Facilities Revenue, COP,
                  (FGIC Insured), 5.000% due 10/15/2020          1,301

       1,000    Irvine, Meadows Mobile Home Park,
                  Mortgage Revenue, Series A,
                  5.700% due 03/01/2018                            963

                Irvine, Public Facilities & Infrastructure
                  Authority, Assessment  Revenue,
                  (AMBAC Insured):

                  Series B:

       1,455      5.000% due 09/02/2020                          1,500

       3,630      5.000% due 09/02/2021                          3,729

       2,000      Series C, 5.000% due 09/02/2023                2,007

       1,175    Kings County, Waste Management
                  Authority, Solid Waste Revenue, AMT,
                  7.200% due 10/01/2014                          1,226

       4,950    La Quinta, Redevelopment Agency, Tax
                  Allocation Revenue, (Area No. 1
                  Project), (AMBAC Insured),
                  5.000% due 09/01/2021                          5,103

       1,500    La Verne, Public Financing Authority,
                  Revenue Bonds, (Capital Improvement
                  Projects), 7.250% due 09/01/2026               1,590

       1,000    Laguna Hills, COP, (Community Center
                  Project), (MBIA Insured),
                  5.000% due 12/01/2017                          1,055

       1,975    Lake Elsinore, Public Financing Authority,
                  Local Agency Revenue, Series G,
                  5.800% due 09/02/2015                          2,051

       1,070    Larkspur, School District, Capital
                  Appreciation, GO, Series A, (FGIC
                  Insured), Zero coupon due 08/01/2019             490

       2,000    Long Beach, Community Facilities District
                  No. 5, Special Tax Revenue, (Towne
                  Center), 6.875% due 10/01/2025                 2,100

       1,315    Long Beach, Redevelopment Agency, Tax
                  Allocation Revenue, (North Long Beach
                  Redevelopment Projects), Series A,
                  (AMBAC Insured),
                  5.000% due 08/01/2022                          1,347

       1,425    Los Angeles, Community Redevelopment
                  Agency, Financing Authority Revenue,
                  (Grand Central Square Multi-family
                  Housing Project), Series A, AMT,
                  5.850% due 12/01/2026                          1,355

       1,490    Los Angeles, Community Redevelopment
                  Agency, Housing Revenue, Series C,
                  (AMBAC Insured),
                  6.750% due 07/01/2014                          1,529

       1,000    Los Angeles, Community Redevelopment
                  Agency, Parking Systems Revenue,
                  (Cinerama Dome Public Parking Project),
                  (ACA Insured),
                  5.500% due 07/01/2016                          1,031

                                                                          73

                     See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

  CALIFORNIA - (CONTINUED)
$      2,500    Los Angeles, Community Redevelopment
                  Agency, Tax Allocation Revenue, (North
                  Hollywood Project), Series E, (MBIA
                  Insured), 5.400% due 07/01/2024           $    2,630

                Los Angeles, Department of Airports,
                  Airport Revenue, (Ontario International
                  Airport), Series A, AMT, (FGIC Insured):

       2,205      5.600% due 05/15/2007                          2,407

       2,575      5.700% due 05/15/2008                          2,786

          65    Los Angeles, Home Mortgage Revenue,
                  (Mortgage-Backed Securities Project),
                  (GNMA Collateral),
                  8.100% due 05/01/2017                             66

                Los Angeles, MFHR, AMT, (GNMA Collateral):

       3,000      (Park Parthenia Project),
                  7.400% due 01/20/2022                          3,004

       1,000      (Ridgecroft Apartments Project),
                  Series E, 6.250% due 09/20/2039                1,038

       1,445    Los Angeles, Special Assessment Revenue,
                  (Landscaping & Lighting District
                  No. 96-1 Project), (AMBAC Insured),
                  5.000% due 03/01/2022                          1,482

       6,660    Los Angeles, Unified School District, GO,
                  (Election of 1997), Series E, (MBIA
                  Insured), 5.500% due 07/01/2018                7,316

                Los Angeles, Water & Power Revenue,
                  (Power Systems), Series A-A-3:

       1,705      5.250% due 07/01/2018                          1,797

       3,000      5.250% due 07/01/2019                          3,139

       3,000      5.375% due 07/01/2020                          3,148

       1,405    Los Gatos-Saratoga, Joint Unified High
                  School District, GO, (Election of 1998),
                  Series B, 5.750% due 12/01/2021                1,558

       2,000    Mammoth Lakes, Community Facilities
                  District No. 001, Special Tax Revenue,
                  (North Village Area Project),
                  5.650% due 10/01/2023                          1,935

       1,490    Mountain View, Shoreline Regional Park
                  Community, Tax Allocation Revenue,
                  Series A, (MBIA Insured),
                  5.250% due 08/01/2015                          1,634

       2,785    Needles, Public Utilities Authority,
                  Utilities Revenue, (Utilities System
                  Acquisition Project), Series A,
                  6.500% due 02/01/2022                          2,836

       3,500    Novato, Community Facilities District
                  No. 1, Special Tax Revenue,
                  7.200% due 08/01/2015                          3,676

                Oakland, Alameda County Unified School
                  District, COP, (Energy Retrofit
                  Project):

       1,925      (Pre-refunded to 11/15/2005),
                  7.000% due 05/15/2011                          2,183

       3,445      (Pre-refunded to 11/15/2006),
                  6.750% due 11/15/2014                          4,034

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

$      1,500    Oakland, Revenue Bonds, (YMCA East Bay
                  Project), 7.100% due 06/01/2010           $    1,572

       1,565    Oakland, Unified School District, GO,
                  (Alameda County School Improvements),
                  (FSA Insured), 5.000% due 08/01/2017           1,623

       1,500    Oceanside, COP, Series A, (AMBAC Insured),
                  5.250% due 04/01/2018                          1,614

       4,000    Orange County, COP, Series A, (MBIA
                  Insured), 5.800% due 07/01/2016                4,481

       1,495    Oxnard, Financing Authority, Wastewater
                  Revenue, (FGIC Insured),
                  5.000% due 06/01/2020                          1,558

       1,280    Palm Desert, Financing Authority, Tax
                  Allocation Revenue, (Project Area No. 2),
                  Series A, (MBIA Insured),
                  5.000% due 08/01/2022                          1,317

       1,995    Pomona, COP, (Mission Promenade Project),
                  Series AE, (AMBAC Insured),
                  5.375% due 10/01/2032                          2,084

       5,000    Pomona, Public Financing Authority, Tax
                  Allocation Revenue, (Merged
                  Redevelopment Project), Series AD,
                  (MBIA Insured),
                  5.000% due 02/01/2021                          5,142

       1,000    Pomona, Unified School District, GO,
                  (MBIA Insured),
                  6.150% due 08/01/2030                          1,167

                Port of Oakland, Airport & Marina
                  Revenue, AMT:

       5,000      Series K, (FGIC Insured),
                  5.750% due 11/01/2029                          5,250

                  Series N, (MBIA Insured):

       4,960      5.000% due 11/01/2011                          5,380

       3,000      5.000% due 11/01/2022                          3,014

                Port of Oakland, Special Facilities
                  Revenue, (Mitsui O.S.K. Lines Ltd.
                  Project), Series A, AMT:

       3,030      6.750% due 01/01/2012                          3,066

       1,465      6.800% due 01/01/2019                          1,477

       1,000    Poway, Housing Revenue, (Poinsettia
                  Mobile Home Park Project),
                  5.000% due 05/01/2023                            950

                Poway, Redevelopment Agency, Tax
                  Allocation Revenue, (Paguay
                  Redevelopment Project):

       1,000      (AMBAC Insured),
                  5.375% due 06/15/2019                          1,079

       5,000      Series A, (MBIA Insured),
                  5.000% due 06/15/2028                          5,043

       1,000    Poway, Unified School District, Special
                  Tax Revenue, (Community Facilities
                  District No. 1), (MBIA Insured),
                  5.000% due 10/01/2026                          1,012

       2,750    Redding, Electrical Systems, COP, (Inverse
                  Floater), (MBIA Insured),
                  11.590% due 07/01/2022+                        3,858

74
                     See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

  CALIFORNIA - (CONTINUED)
$      3,155    Redlands, COP, (AMBAC Insured),
                  5.000% due 09/01/2017                     $    3,358

       1,000    Redondo Beach, Public Financing Authority,
                  Revenue Bonds, (South Bay Center
                  Redevelopment Project),
                  7.125% due 07/01/2026                          1,065

                Riverside County, Public Financing
                  Authority, COP:

       1,500      5.750% due 05/15/2019                          1,534

       2,100      5.800% due 05/15/2029                          2,107

                Rocklin, Unified School District,
                  Capital Appreciation, GO,
                  (FGIC Insured):

       1,030      Zero coupon due 08/01/2014                       609

       1,210      Zero coupon due 08/01/2016                       633

       1,255      Zero coupon due 08/01/2017                       619

       1,360      Zero coupon due 08/01/2019                       594

       1,415      Zero coupon due 08/01/2020                       583

       1,225      Zero coupon due 08/01/2023                       414

                Rohnert Park, Community Development
                  Agency, Tax Allocation Revenue, (Rohnert
                  Redevelopment Project), (MBIA Insured):

       1,745      Zero coupon due 08/01/2021                       703

       1,755      Zero coupon due 08/01/2023                       616

       1,755      Zero coupon due 08/01/2025                       540

       1,755      Zero coupon due 08/01/2027                       482

       1,755      Zero coupon due 08/01/2029                       429

                Sacramento County, Airport System Revenue,
                  Series A, (FSA Insured):

       2,425      5.250% due 07/01/2019                          2,595

       2,550      5.250% due 07/01/2020                          2,711

       2,000    Sacramento County, Sanitation District
                  Financing Authority, Sewer Revenue, ETM,
                  5.000% due 12/01/2016                          2,047

       1,500    Sacramento, City Financing Authority,
                  Lease Revenue, (City Hall &
                  Redevelopment Projects), Series A,
                  (FSA Insured),
                  5.000% due 12/01/2028                          1,515

                Salinas Valley, Solid Waste Authority,
                  Resource Recovery Revenue, AMT,
                  (AMBAC Insured):

       2,475      5.250% due 08/01/2027                          2,520

       2,000      5.250% due 08/01/2031                          2,033

         995    Salinas, Improvement Board Act of 1915,
                  Special Tax Revenue, (Assessment
                  District No. 90-1), Series C-185,
                  5.400% due 09/02/2012                          1,027

                San Bernardino, Redevelopment Agency,
                  Tax Allocation Revenue, (San Sevaine
                  Redevelopment Project), Series A:

       1,000      6.900% due 09/01/2018                          1,073

       2,000      7.100% due 09/01/2029                          2,122

       1,885    San Buenaventura, COP, Series B, (AMBAC
                  Insured), 5.500% due 01/01/2017                2,075

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

$        600    San Diego County, COP,
                  5.700% due 02/01/2028                     $      536

                San Diego, Redevelopment Agency, Auto
                  Parking Revenue:

       1,000      (Centre City Redevelopment Project),
                  Series A, 6.400% due 09/01/2019                1,076

       1,105      (Southcrest Redevelopment Project),
                  6.500% due 10/01/2025                          1,193

       4,000    San Diego, Water Authority Revenue, COP,
                  Series B, (Inverse Floater),
                  (MBIA Insured), 11.420% due 04/08/2021+        5,063

       1,000    San Dimas, Housing Authority Revenue,
                  (Charter Oak Mobile Home Project),
                  Series A, 5.700% due 07/01/2028                  935

       1,455    San Elijo, Joint Powers Authority, Loan
                  Agreement Revenue, (San Elijo
                  Wastewater Treatment Facilities),
                  (FSA Insured), 5.000% due 03/01/2020           1,515

                San Francisco City and County,
                  International Airports Commission,
                  Airport Revenue,
                  Second Series, AMT:

                  Issue 27A, (MBIA Insured):

       4,000      5.250% due 05/01/2026                          4,061

       3,000      5.250% due 05/01/2031                          3,040

       4,070    Issue 28A, (MBIA Insured),
                  5.250% due 05/01/2020                          4,181

                San Francisco City and County,
                  Redevelopment Agency, Lease Revenue,
                  (George R. Moscone Convention Center
                  Project):

         750      Zero coupon due 07/01/2011                       553

       3,000      Zero coupon due 07/01/2013                     1,956

       2,000      (FSA Insured), 5.000% due 07/01/2017           2,111

                San Francisco City and County,
                  Redevelopment Financing Authority, Tax
                  Allocation Revenue, (San Francisco
                  Redevelopment Projects), Series A,
                  (FSA Insured):

       3,150      5.000% due 08/01/2017                          3,319

       3,320      5.000% due 08/01/2018                          3,471

       2,000    San Francisco, State Building Authority,
                  Lease Revenue, (San Francisco Civic
                  Center Complex), Series A, (AMBAC
                  Insured), 5.250% due 12/01/2016                2,175

       1,855    San Joaquin County, COP, (Solid Waste
                  System Facilities Projects),
                  (MBIA Insured), 5.000% due 04/01/2021          1,918

       4,815    San Jose, Airport Revenue, Series A,
                  (FSA Insured), 5.375% due 03/01/2017           5,275

       9,310    San Jose, Financing Authority, Lease
                  Revenue, (Convention Center Project),
                  Series F, (MBIA Insured),
                  5.000% due 09/01/2018                          9,781

                                                                          75

                     See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

  CALIFORNIA - (CONTINUED)
$      1,000    San Jose, MFHR, (Sixth & Martha Family
                  Apartments), AMT, (FNMA Collateral),
                  5.875% due 03/01/2033                     $    1,037

       1,795    San Juan, Basin Authority, Lease Revenue,
                  (Ground Water Recovery Project),
                  (AMBAC Insured), 5.000% due 12/01/2022         1,844

       2,000    San Marcos, Public Facilities Authority,
                  Revenue Bonds,
                  5.800% due 09/01/2018                          2,089

       1,000    San Mateo County, Joint Powers Authority,
                  Lease Revenue, (Capital Projects
                  Program), (MBIA Insured),
                  6.500% due 07/01/2015                          1,226

       1,500    Santa Clarita, Community College District,
                  GO, (FGIC Insured),
                  5.125% due 08/01/2026                          1,534

       1,500    Santa Maria, Joint Unified High School
                  District, GO, Series A, (FSA Insured),
                  5.250% due 08/01/2025                          1,571

       1,350    Santa Monica-Malibu, Unified School
                  District, GO,
                  5.750% due 08/01/2025                          1,463

       4,670    Santa Rosa, Mortgage Revenue, (Channate
                  Lodge), (FHA Insured),
                  6.700% due 12/01/2024                          4,809

       2,055    Simi Valley, Community Development
                  Agency, Commonwealth Mortgage Revenue,
                  (Sycamore Plaza II),
                  6.000% due 09/01/2012**                        2,172

       1,500    South Gate, Public Financing Authority,
                  Tax Allocation Revenue, (South Gate
                  Redevelopment Project No. 1), (XLCA
                  Insured), 5.000% due 09/01/2016                1,596

       1,305    Stockton, Community Facilities District
                  No. 1, Special Tax Revenue, (Mello
                  Roos-Weston Ranch), Series A,
                  6.000% due 09/01/2018                          1,368

       1,780    Stockton-East, Water District, COP,
                  (1975 & 1990 Projects), Series A,
                  (FGIC Insured), 5.250% due 04/01/2022          1,874

       3,270    Temecula, Redevelopment Agency,
                  Tax Allocation Revenue, (Redevelopment
                  Project No. 1), (MBIA Insured),
                  5.250% due 08/01/2036                          3,353

       1,000    Torrance, Hospital Revenue, (Torrance
                  Memorial Medical Center), Series A,
                  6.000% due 06/01/2022                          1,075

       1,625    Trinity County, Public Utilities
                  District, COP, (Electric Distribution
                  Facilities Project),
                  AMT, (AMBAC Insured),
                  5.000% due 04/01/2023                          1,629


   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

                University of California, College &
                  University Revenue, (Multi Purpose
                  Projects), (FGIC Insured):

$      1,720      Series F, 5.000% due 09/01/2016           $    1,826

                  Series M:

       2,260      5.125% due 09/01/2017                          2,411

       4,635      5.125% due 09/01/2018                          4,909

       1,000    University of California, College &
                  University Revenue, Series A,
                  (AMBAC Insured),
                  5.000% due 05/15/2026                          1,012

       2,035    Vallejo City, Unified School District, GO,
                  Series A, (MBIA Insured),
                  5.900% due 02/01/2021                          2,365

       2,025    Vallejo, Public Financing Authority,
                  Revenue Bonds, (Fairgrounds Drive
                  Assessment District), 5.700% due
                  09/02/2011                                     2,052

                Ventura County, COP, (FSA Insured):

       3,040      (Public Financing Authority I), Series A,
                  5.250% due 08/15/2016                          3,303

       2,305      (Public Financing Authority II),
                  5.250% due 08/15/2018                          2,495

                Walnut, Public Financing Authority, Tax
                  Allocation Revenue, (Walnut
                  Improvement Project), (AMBAC Insured):

       1,660      5.375% due 09/01/2018                          1,798

       2,305      5.375% due 09/01/2022                          2,446

       1,350    West Contra Costa, Unified School District,
                  GO, Series A, (MBIA Insured),
                  5.350% due 02/01/2017                          1,512
                                                            ----------

                                                               503,607
                                                            ----------

  VIRGIN ISLANDS - 0.4%
                Virgin Islands, Public Finance Authority,
                  Revenue Bonds, (Gross Receipts of Taxes
                  on Loan Notes), Series A:

       1,000      5.625% due 10/01/2010                          1,087

       1,000      6.375% due 10/01/2019                          1,106
                                                            ----------

                                                                 2,193
                                                            ----------

                Total Municipal Bonds and Notes
                  (Cost $484,768)                              505,800
                                                            ----------

76

                     See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------


SHORT-TERM MUNICIPAL BONDS - 0.6%
$        800    California Housing Finance Agency,
                  Housing Revenue, (Home Mortgages),
                  Series U, AMT, (MBIA Insured),
                  1.150% due 08/01/2032++                   $      800

       1,000    California Statewide Communities
                  Development Authority, COP,
                  (John Muir/Mt. Diablo Health Center),
                  (AMBAC Insured),
                  1.130% due 08/15/2027++                        1,000

       1,500    Irvine, Improvement Board Act of 1915,
                  Special Tax Revenue, (Assessment
                  District No. 00-18), Series A,
                  1.150% due 09/02/2026++                        1,500
                                                            ----------
                Total Short-Term Municipal Bonds
                  (Cost $3,300)                                  3,300
                                                            ----------

TOTAL INVESTMENTS+++ (Cost $488,068*)                98.6%     509,100

OTHER ASSETS AND LIABILITIES (NET)                    1.4        7,049
                                                    -----   ----------

NET ASSETS                                          100.0%  $  516,149
                                                    =====   ==========


--------
  *    Aggregate cost for federal tax purposes is $487,944.
 **    Security deemed illiquid by the Portfolio Manager.
  + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2003.
 ++ Variable rate securities payable upon demand with not more than five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2003.
+++    All securities segregated as collateral for futures contracts.

California Municipal Fund had the following sector concentrations greater than 10% at October 31, 2003 (as a percentage of net assets):

                General Purpose          39.8%
                Transportation           12.2%
                General Obligation       11.8%

California Municipal Fund had the following insurance concentrations greater than 10% at October 31, 2003 (as a percentage of net assets):

                MBIA                     27.2%
                AMBAC                    14.5%


                                                            UNREALIZED
  NUMBER OF                                        VALUE   DEPRECIATION
  CONTRACTS                                        (000S)     (000S)
  ---------                                        ------     ------

FUTURES CONTRACTS-SHORT POSITION
     224        U.S. 5 Year Treasury Note,
                  December 2003                   $25,046   $     (453)
      52        U.S. 10 Year Treasury Note,
                  December 2003                     5,839         (173)
                                                            ----------

                Net Unrealized Depreciation of
                  Futures Contracts                         $     (626)
                                                            ==========

                                                                          77

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

MUNICIPAL BONDS AND NOTES - 92.9%

  CALIFORNIA - 90.4%

$      1,000    ABAG Financing Authority for Nonprofit
                  Corporations, COP, (Episcopal Homes
                  Foundation), 6.250% due 08/15/2030        $    1,062

       1,000    Alameda County, COP, (MBIA Insured),
                  (Santa Rita Jail Project),
                  5.375% due 06/01/2009                          1,118

       1,000    Alameda County, Public Financing
                  Authority, Lease Revenue,
                  5.000% due 09/02/2008                          1,027

       2,000    Anaheim, Public Financing Authority,
                  Lease Revenue, (Convention Center
                  Project), Series A, (AMBAC Insured),
                  5.250% due 08/01/2013                          2,229

                Anaheim, Public Financing Authority,
                  Power & Light Revenue, (Electric System
                  Generation Project), Series B, (FSA
                  Insured):

       2,000      5.000% due 10/01/2015                          2,154

       2,000      5.250% due 10/01/2014                          2,210

       1,810      5.250% due 10/01/2017                          1,963

       1,000    California Educational Facilities
                  Authority, Student Loan Revenue,
                  (California Loan Program), Series A,
                  AMT, (MBIA Insured),
                  5.100% due 03/01/2014                          1,057

       1,000    California Health Facilities Financing
                  Authority, Health Care Revenue,
                  (Insured De Las Companas Project),
                  Series A, (AMBAC Insured),
                  5.875% due 07/01/2009                          1,093

                California Housing Finance Agency,
                  Mortgage Revenue:

         445      Series E, (MBIA Insured),
                  6.050% due 08/01/2006                            473

                  Series L, AMT, (MBIA Insured):

         330      5.000% due 08/01/2008                            357

         500      5.100% due 02/01/2009                            537

                  Series N, AMT, (AMBAC Insured):

       1,000      5.000% due 08/01/2008                          1,082

       1,000      5.100% due 02/01/2009                          1,075

         150    California Housing Finance Agency,
                  SFMR, Series D1,
                  4.750% due 08/01/2009                            162

                California State Department of Water
                  Resources, Power Supply Revenue,
                  Series A:

       2,000      (AMBAC Insured),
                  5.500% due 05/01/2016                          2,214

       1,675      (MBIA-IBC Insured),
                  5.250% due 05/01/2015                          1,831

       4,000      (XLCA Insured),
                  5.375% due 05/01/2017                          4,339

       3,000    California State Department of Water
                  Resources, Water System Revenue,
                  (Central Valley Project), Series Y,
                  (FGIC Insured),
                  5.250% due 12/01/2014                          3,335

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

                California State Public Works Board,
                  Lease Revenue:

$      1,000    (California Community Colleges),
                  Series A, (AMBAC Insured),
                  5.250% due 12/01/2012                     $    1,099

       2,000    (California State University), Series A,
                  (AMBAC Insured),
                  5.375% due 10/01/2017                          2,189

                  (Department of Corrections Program):

       2,000      Series A, (AMBAC Insured),
                  5.250% due 06/01/2012                          2,237

       1,000      Series B, (CIFG-TCRS Insured),
                  5.250% due 01/01/2013                          1,108

       1,000      (Department of Corrections-Ten
                  Administrative Segregation Housing
                  Units), Series A, (AMBAC Insured),
                  5.250% due 03/01/2016                          1,079

       2,750      (Department of General Services), (Capitol
                  East End Complex-Blocks 171-174 & 225),
                  Series A, (AMBAC Insured),
                  5.250% due 12/01/2014                          3,022

       1,000      (Regents University), Series A, (AMBAC
                  Insured), 5.250% due 06/01/2014                1,112

       1,000    California State University, Fresno
                  Association Inc. Revenue, (Auxiliary
                  Organization Event Center),
                  5.000% due 07/01/2012                          1,037

                California State, GO:

       2,000      (FGIC-TCRS Insured),
                  7.000% due 10/01/2010                          2,481

       1,000      (FSA Insured),
                  5.500% due 03/01/2012                          1,119

                  (MBIA-IBC Insured):

       2,000      5.000% due 02/01/2010                          2,228

       3,000      5.250% due 02/01/2011                          3,360

       2,000      5.750% due 10/01/2010                          2,334

       2,000      6.250% due 09/01/2012                          2,388

       1,985      (XLCA Insured),
                  5.500% due 03/01/2011                          2,245

       1,600    California Statewide Communities
                  Development Authority, COP, (Children's
                  Hospital of Los Angeles Project), (MBIA
                  Insured), 6.000% due 06/01/2007                1,824

       1,000    Carson, Redevelopment Agency, Tax
                  Allocation Revenue, (Area No. 1
                  Project), (MBIA Insured),
                  5.500% due 10/01/2014                          1,141

       1,240    Chino Valley, Unified School District,
                  COP, Series A, (FSA Insured),
                  5.250% due 09/01/2013                          1,370

       1,195    Chula Vista, Public Financing Authority,
                  Special Tax Revenue, (Assessment
                  Districts Refinancing), Sr. Lien,
                  Series A, (FSA Insured), 4.500% due
                  09/02/2013                                     1,273


78

                     See Notes to Financial Statements.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

  CALIFORNIA - (CONTINUED)
$      2,175    Corona, COP, (Clearwater Cogeneration
                  and Recycled Water Projects),
                  (MBIA Insured), 5.000% due 09/01/2016     $    2,333

                Emeryville, Public Financing Authority,
                  Revenue Bonds, (Emeryville
                  Redevelopment Project), Series A,
                  (MBIA Insured):

       1,265      5.250% due 09/01/2015                          1,399

       1,400      5.250% due 09/01/2017                          1,527

       1,795    Escondido, Unified School District, GO,
                  Series A, (FSA Insured),
                  5.250% due 08/01/2016                          1,957

       1,050    Fresno, Joint Powers Financing Authority,
                  Lease Revenue, (Fresno City Hall),
                  (AMBAC Insured), 5.250% due 08/01/2017         1,139

         685    Golden West Schools Financing Authority,
                  Revenue Bonds, Series A, (MBIA Insured),
                  5.650% due 02/01/2012                            788

       1,075    Hartnell, Community College District, GO,
                  (Election of 2002), Series A,
                  (MBIA Insured), 5.000% due 08/01/2016          1,154

       1,615    Inglewood, Unified School District, GO,
                  (Election of 1998), Series C,
                  (FSA Insured), 5.250% due 10/01/2017           1,764

       1,195    Kings Canyon, Joint Unified School
                  District, GO, (FGIC Insured),
                  5.375% due 08/01/2015                          1,321

       1,080    Long Beach, Bond Financing Authority,
                  Lease Revenue, (Public Safety
                  Facilities Projects),
                  (AMBAC Insured), 5.250% due 11/01/2013         1,207

       1,000    Long Beach, Bond Financing Authority, Tax
                  Allocation Revenue, (North Long Beach
                  Redevelopment Projects), Series A,
                  (AMBAC Insured), 5.375% due 08/01/2018         1,083

       1,000    Los Angeles County, Metropolitan
                  Transportation Authority, Sales Tax
                  Revenue, (Proposition C Second Senior),
                  Series A, (AMBAC Insured),
                  5.600% due 07/01/2011                          1,093

          65    Los Angeles, Community Redevelopment
                  Agency, Housing Revenue, Series C,
                  (FHA Collateral), (AMBAC Insured),
                  6.000% due 07/01/2004                             66

       1,500    Los Angeles, Department of Airports,
                  Airport Revenue, (Ontario International
                  Airport), Series A, AMT, (FGIC Insured),
                  5.900% due 05/15/2012                          1,657

       1,300    Los Angeles, Department of Water & Power,
                  Power System Revenue, Series A-2,
                  (MBIA Insured), 5.000% due 07/01/2017          1,385

       2,500    Los Angeles, Harbor Department Revenue,
                  Series B, AMT, 5.500% due 08/01/2008           2,732

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

$      1,045    Los Angeles, Municipal Improvement
                  Corporation, Lease Revenue, (City of
                  Los Angeles Central Library Project),
                  Series AT, (MBIA Insured),
                  5.500% due 06/01/2017                     $    1,154

       1,500    Los Angeles, State Building Authority,
                  Lease Revenue, (State of California
                  Department of General Services Lease
                  Project), Series A, (MBIA-IBC Insured),
                  5.625% due 05/01/2011                          1,700

                Los Angeles, Unified School District,
                  COP, Series B:

                  (Capital Project I), (AMBAC Insured):

       1,150      5.000% due 08/01/2016                          1,233

       1,210      5.000% due 08/01/2017                          1,287

       2,000      (FSA Insured),
                  5.000% due 10/01/2011                          2,231

                Los Angeles, Unified School District, GO,
                  Series A, (MBIA Insured):

       2,000      5.375% due 07/01/2016                          2,219

       2,000      5.375% due 07/01/2017                          2,206

       2,105    M-S-R Public Power Agency, San Juan
                  Project Revenue, Series I,
                  (MBIA Insured), 5.000% due 07/01/2015          2,252

         151    Modesto, Mortgage Revenue, (Stonebridge
                  Project), Series A, (GNMA Collateral),
                  5.875% due 12/01/2004                            152

                Moulton-Niguel, Water District, GO,
                  (AMBAC Insured):

       2,000    5.000% due 09/01/2015                            2,158

       1,700    5.000% due 09/01/2016                            1,817

       1,015    Nevada Irrigation District, COP, (FGIC
                  Insured), 5.000% due 01/01/2013                1,114

       1,000    North Orange County, Community College
                  District, GO, Series A, (MBIA Insured),
                  5.250% due 08/01/2014                          1,111

          55    Oakland, Improvement Board Act of 1915,
                  Special Tax Revenue, (Medical Hill
                  Parking Assessment District No. 3),
                  (MBIA Insured), 6.000% due 09/02/2004             57

       1,575    Oceanside, COP, Series A, (AMBAC Insured),
                  5.250% due 04/01/2016                          1,716

                Ontario, Redevelopment Financing
                  Authority, Lease Revenue:

       1,055    (Capital Projects), (AMBAC Insured),
                  5.500% due 08/01/2016                          1,169

       1,060    (Project No. 1, Center City & Cimarron
                  Projects), (MBIA Insured),
                  5.250% due 08/01/2016                          1,154

       1,000    Orange County, Public Financing Authority,
                  Lease Revenue, (Juvenile Justice Center
                  Facility Project), (AMBAC Insured),
                  5.375% due 06/01/2016                          1,107

         795    Palm Desert, Financing Authority, Tax
                  Allocation Revenue, (Project Area No. 2),
                  Series A, (MBIA Insured),
                  5.000% due 08/01/2012                            877

                                                                          79

                     See Notes to Financial Statements.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

MUNICIPAL BONDS AND NOTES - (CONTINUED)

  CALIFORNIA - (CONTINUED)
$      1,000    Port of Oakland, Airport & Marina Revenue,
                  Series N, AMT, (MBIA Insured),
                  5.000% due 11/01/2011                     $    1,085

         560    Redondo Beach, Public Financing Authority,
                  Revenue Bonds, (South Bay Center
                  Redevelopment Project),
                  6.750% due 07/01/2006                            601

       2,090    Richmond, Joint Powers Financing
                  Authority, Tax Allocation Revenue,
                  Series A, (MBIA Insured), 5.500%
                  due 09/01/2017                                 2,320

       1,100    Riverside, Special Tax Revenue,
                  (Community Facilities District
                  No. 90-1-A), (MBIA Insured),
                  5.500% due 09/01/2013                          1,230

       1,000    San Bernardino County, COP, (West Valley
                  Detention Center Refinancing Project),
                  Series B, (MBIA Insured),
                  5.000% due 11/01/2009                          1,131

       1,840    San Diego County, COP, (Motorola),
                  (AMBAC Insured),
                  5.000% due 02/01/2011                          2,040

                San Francisco City and County,
                  International Airports Commission,
                  Airport Revenue, Second Series, AMT:

       2,485      Issue 18A, (MBIA Insured),
                  6.000% due 05/01/2006                          2,735

                  Issue 22, (AMBAC Insured):

       1,705      6.000% due 05/01/2006                          1,877

       1,000      6.000% due 05/01/2008                          1,137

         690      Issue 23A, (FGIC Insured),
                  5.500% due 05/01/2005                            731

       2,690      Issue 28A, (MBIA Insured),
                  5.000% due 05/01/2012                          2,865

       1,000    San Francisco City and County, Public
                  Utilities Commission, Water Revenue,
                  Series A, (FSA Insured),
                  5.000% due 11/01/2016                          1,069

       2,325    San Francisco City and County,
                  Redevelopment Agency, Tax Allocation
                  Revenue, (San Franciso Redevelopment
                  Projects), Series B, (FGIC Insured),
                  5.250% due 08/01/2017                          2,523

       1,555    San Joaquin County, COP, (Solid Waste
                  System Facilities Project),
                  (MBIA Insured), 5.000% due 04/01/2016          1,664

       2,000    San Jose, Airport Revenue, Series A, (FSA
                  Insured), 5.375% due 03/01/2017                2,191

       1,200    San Jose, Financing Authority, Lease
                  Revenue, (Convention Center Project),
                  Series F, (MBIA Insured),
                  5.000% due 09/01/2016                          1,281

         270    San Mateo, Unified High School District,
                  Capital Appreciation, GO, (Election of
                  2000), Series B, (FGIC Insured),
                  Zero coupon due 09/01/2013                       179


   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------

$      1,050    Santa Ana, COP, (Santa Ana Recycling
                  Project), Series A, AMT, (AMBAC
                  Insured), 5.400% due 05/01/2007           $    1,129

       1,500    Santa Clara, Electric Utilities, Electric
                  Revenue Bonds, Series A, (MBIA Insured),
                  5.250% due 07/01/2017                          1,636

         650    Santa Clara, Redevelopment Agency, Tax
                  Allocation Revenue, (Bay Shore North
                  Project), (AMBAC Insured),
                  7.000% due 07/01/2010                            783

                Santa Maria, Redevelopment Agency, Lease
                  Revenue, (Town Center & Westside
                  Parking Facilities Project), (AMBAC
                  Insured):

       1,325      5.000% due 06/01/2013                          1,453

       1,085      5.250% due 06/01/2015                          1,193

       1,160    Shasta, Joint Powers Financing Authority,
                  Lease Revenue, (County Administration
                  Building Project), Series A, (MBIA
                  Insured), 5.250% due 04/01/2017                1,263

                Sierra, Unified School District, COP,
                  (FSA Insured):

         700      2.000% due 03/01/2005**                          708

         720      2.000% due 03/01/2006**                          730

         130      2.300% due 03/01/2007**                          132

       1,000    South Gate, Public Financing Authority,
                  Tax Allocation Revenue, (South Gate
                  Redevelopment Project No. 1), (XLCA
                  Insured), 5.000% due 09/01/2016                1,064

       1,300    South Orange County, Public Financing
                  Authority, Special Tax Revenue,
                  (Foothill Area-Mello Roos), Series C,
                  (FGIC Insured), 6.500% due 08/15/2010          1,575

         995    Southern California Home Financing
                  Authority, MFHR, (The Fountains Project),
                  Series A, AMT, (FNMA Collateral),
                  5.400% due 01/01/2027                          1,045

         950    Stanton, MFHR, (Continental Gardens LP
                  Project), AMT, (FNMA Collateral),
                  5.625% due 08/01/2029                          1,012

       1,305    Stockton, Community Facilities District
                  No. 1, Supplemental Tax Revenue,
                  (Mello Roos-Weston Ranch), Series A,
                  5.500% due 09/01/2009                          1,397

                Sunnyvale, Solid Waste Revenue, (AMBAC
                  Insured):

       1,000      5.250% due 10/01/2012                          1,086

       1,000      5.500% due 10/01/2014                          1,091

       1,000      5.500% due 10/01/2016                          1,075

       1,000    Tracy, Area Public Facilities Financing
                  Agency, Special Tax Revenue, (Community
                  Facilities District No. 87-1-H),
                  (MBIA Insured), 5.875% due 10/01/2013          1,132

       2,190    Ventura County, Public Financing Authority,
                  COP, Series II, (FSA Insured),
                  5.250% due 08/15/2017                          2,385
                                                            ----------
                                                               161,831
                                                            ----------

80

                     See Notes to Financial Statements.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

OCTOBER 31, 2003

   PRINCIPAL
    AMOUNT                                                    VALUE
    (000S)                                                    (000S)
    ------                                                    ------


MUNICIPAL BONDS AND NOTES - (CONTINUED)

  GUAM - 0.6%
$      1,000    Guam Government, GO, Series A, (FSA
                  Insured), 5.500% due 12/01/2011           $    1,151
                                                            ----------

  PUERTO RICO - 1.9%
       3,000    Puerto Rico Commonwealth, GO, Series E,
                  (MBIA Insured),
                  5.000% due 07/01/2028                          3,315
                                                            ----------
                Total Municipal Bonds and Notes
                  (Cost $161,836)                              166,297
                                                            ----------

SHORT-TERM MUNICIPAL BONDS - 7.1%
       6,000    California Housing Finance Agency,
                  Housing Revenue, (Home Mortgages),
                  Series U, AMT, (MBIA Insured),
                  1.150% due 08/01/2032+                         6,000

       6,500    California Statewide Communities
                  Development Authority, COP,
                  (John Muir/Mt. Diablo Health Center),
                  (AMBAC Insured),
                  1.130% due 08/15/2027+                         6,500

         200    M-S-R Public Power Agency, San Juan
                  Project Revenue, Sub. Lien, Series F,
                  (MBIA Insured), 1.150% due 07/01/2022+           200
                                                            ----------

                Total Short-Term Municipal Bonds
                  (Cost $12,700)                                12,700
                                                            ----------

TOTAL INVESTMENTS ++ (Cost $174,536*)               100.0%     178,997

OTHER ASSETS AND LIABILITIES (NET)                    0.0           (1)
                                                    -----   ----------
NET ASSETS                                          100.0%  $  178,996
                                                    =====   ==========

--------

 *    Aggregate cost for federal tax purposes is $174,534.
**    Security purchased on a when-issued basis.
 + Variable rate securities payable upon demand with not more than five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2003.
++ All securities segregated as collateral for when-issued securities or futures contracts.

California Insured Intermediate Municipal Fund had the following sector concentrations greater than 10% at October 31, 2003 (as a percentage of net assets):

                  General Purpose         31.7%
                  General Obligation      22.8%
                  Transportation          12.0%

California Insured Intermediate Municipal Fund had the following insurance concentrations greater than 10% at October 31, 2003 (as a percentage of net assets):

                  MBIA                    37.9%
                  AMBAC                   28.3%
                  FSA                     13.6%

                                                            UNREALIZED
  NUMBER OF                                        VALUE   DEPRECIATION
  CONTRACTS                                        (000S)     (000S)
  ---------                                        ------     ------

FUTURES CONTRACTS-SHORT POSITION
     224        U.S. 5 Year Treasury Note,
                  December  2003                  $25,046   $     (475)

      53        U.S. 10 Year Treasury Note,
                  December 2003                     5,952         (176)
                                                            ----------

                Net Unrealized Depreciation of
                  Futures Contracts                         $     (651)
                                                            ==========

-----------------------------------------------------------------------------
                              GLOSSARY OF TERMS

          AMBAC  --  American Municipal Bond Assurance Corporation
          AMT    --  Alternative Minimum Tax
          CIFG   --  CDC IXIS Financial Guaranty North America, Inc.
          COP    --  Certificates of Participation
          FGIC   --  Federal Guaranty Insurance Corporation
          FHA    --  Federal Housing Authority
          FNMA   --  Federal National Mortgage Association
          FSA    --  Financial Security Assurance
          GNMA   --  Government National Mortgage Association
          GO     --  General Obligation Bond
          IBC    --  Insured Bond Certificate
          MBIA   --  Municipal Bond Investors Assurance
          MFHR   --  Multi-family Housing Revenue
          SFMR   --  Single Family Mortgage Revenue
          TCRS   --  Transferable Custodial Receipts
          XLCA   --  XL Capital Assurance Inc.
-----------------------------------------------------------------------------

                                                                          81

                     See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

WM GROUP OF FUNDS

OCTOBER 31, 2003

(IN THOUSANDS)
                                                                EQUITY       GROWTH &      WEST COAST      MID CAP
                                                    REIT        INCOME        INCOME         EQUITY         STOCK       GROWTH
                                                    FUND         FUND          FUND           FUND          FUND         FUND
                                                  --------     --------     ----------     ----------     --------    ----------
ASSETS:
Investments, at value:
      Securities                                  $179,379     $867,301     $1,472,775     $  959,937     $392,304    $  855,211
      Repurchase Agreements                         10,288       37,417         72,048         40,152       36,343        54,794
                                                  --------     --------     ----------     ----------     --------    ----------
      Total Investments (a)                        189,667      904,718      1,544,823      1,000,089      428,647       910,005
Cash                                                    --*          --             --*             1           --*            7
Cash held as collateral for securities loaned           --        6,983         56,594         46,275        6,469        40,660
Unrealized appreciation of forward
      foreign currency contracts                        --           --             --             --           --             4
Dividends and/or interest receivable                   347        1,925          1,671            327          355           659
Receivable for Fund shares sold                        312        2,727          2,840          2,621        1,027         1,568
Receivable for investment securities sold               --           --          5,967          1,021        1,041        10,916
Prepaid expenses                                         1            4              8              4            2             4
                                                  --------     --------     ----------     ----------     --------    ----------
      Total Assets                                 190,327      916,357      1,611,903      1,050,338      437,541       963,823
                                                  --------     --------     ----------     ----------     --------    ----------
LIABILITIES:
Payable upon return of securities loaned                --        6,983         56,594         46,275        6,469        40,660
Unrealized depreciation of forward
      foreign currency contracts                        --           --             --             --           --            63
Payable for Fund shares redeemed                        52          565            541            865           82           318
Payable for when-issued securities                      --           --             --             --           --            --
Payable for investment securities purchased            678           --             --          3,743        4,232        12,768
Investment advisory fee payable                        126          402            677            466          259           585
Shareholder servicing and distribution
      fees payable                                       4          148            215            215           23           134
Transfer agent fees payable                              1           39             73             67            8            97
Variation margin                                        --           --             --             --           --            --
Dividends payable                                       --           --             --             --           --            --
Due to custodian                                        --           40             --             --           --            --
Accrued expenses and other payables                     39          165            269            222           65           303
                                                  --------     --------     ----------     ----------     --------    ----------
      Total Liabilities                                900        8,342         58,369         51,853       11,138        54,928
                                                  --------     --------     ----------     ----------     --------    ----------
NET ASSETS                                        $189,427     $908,015     $1,553,534     $  998,485     $426,403    $  908,895
                                                  ========     ========     ==========     ==========     ========    ==========
(a) Investments, at cost                          $160,102     $827,568     $1,335,856     $  759,725     $337,821    $  829,142
                                                  ========     ========     ==========     ==========     ========    ==========

NET ASSETS CONSIST OF:

Undistributed net investment income               $    939     $  2,013     $   13,414     $      432     $    893    $       59
Accumulated net realized gain/(loss)
      on investment transactions                       875       (3,437)       (81,464)       (13,736)      (1,489)     (426,872)
Net unrealized appreciation
      of investments                                29,565       78,244        208,967        240,364       90,826        80,804
Paid-in capital                                    158,048      831,195      1,412,617        771,425      336,173     1,254,904
                                                  --------     --------     ----------     ----------     --------    ----------
      Total Net Assets                            $189,427     $908,015     $1,553,534     $  998,485     $426,403    $  908,895
                                                  ========     ========     ==========     ==========     ========    ==========

--------------------
*Amount represents less than $500.

                                               See Notes to Financial Statements.

82



                                                                                                  U.S.
                                                   SMALL CAP    INTERNATIONAL    SHORT TERM    GOVERNMENT
                                                     STOCK          GROWTH         INCOME      SECURITIES       INCOME
                                                      FUND           FUND           FUND          FUND           FUND
                                                    --------       --------       --------     ----------     ----------
ASSETS:
Investments, at value:
      Securities                                    $434,587       $329,432       $220,113     $1,027,635     $  963,662
      Repurchase Agreements                            1,633         18,163         40,382         81,168         68,574
                                                    --------       --------       --------     ----------     ----------
      Total Investments (a)                          436,220        347,595        260,495      1,108,803      1,032,236
Cash                                                      41              4              1             --             --
Cash held as collateral for securities loaned         62,941         16,469             --             --             --
Unrealized appreciation of forward
      foreign currency contracts                          --            342             --             --             --
Dividends and/or interest receivable                      66            441          2,960          5,530         12,602
Receivable for Fund shares sold                          514            618            813          1,642          2,084
Receivable for investment securities sold              2,831            317             --*        61,106         31,886
Prepaid expenses                                           1              1              1              6              6
                                                    --------       --------       --------     ----------     ----------
      Total Assets                                   502,614        365,787        264,270      1,177,087      1,078,814
                                                    --------       --------       --------     ----------     ----------
LIABILITIES:
Payable upon return of securities loaned              62,941         16,469             --             --             --
Unrealized depreciation of forward
      foreign currency contracts                          --            267             --             --             --
Payable for Fund shares redeemed                          60             14            458          1,320          1,046
Payable for when-issued securities                        --             --             --         23,353             --
Payable for investment securities purchased            2,204            650             --         51,073         33,737
Investment advisory fee payable                          298            251            108            462            436
Shareholder servicing and distribution
      fees payable                                        31              9             68            268            212
Transfer agent fees payable                               29              9             --             47             35
Variation margin                                          --             --             17             --             --
Dividends payable                                         --             --             62            317            586
Due to custodian                                          --             --             --              4            135
Accrued expenses and other payables                      105             85             41            201            164
                                                    --------       --------       --------     ----------     ----------
      Total Liabilities                               65,668         17,754            754         77,045         36,351
                                                    --------       --------       --------     ----------     ----------
NET ASSETS                                          $436,946       $348,033       $263,516     $1,100,042     $1,042,463
                                                    ========       ========       ========     ==========     ==========
(a) Investments, at cost                            $424,550       $310,357       $254,510     $1,101,103     $  998,449
                                                    ========       ========       ========     ==========     ==========


NET ASSETS CONSIST OF:
Undistributed net investment income                 $     --       $  4,050       $     18     $      530     $      883
Accumulated net realized gain/(loss)
      on investment transactions                     (68,475)       (41,575)        (4,912)       (13,668)       (13,191)
Net unrealized appreciation
      of investments                                  11,670         37,322          5,756          7,700         33,787
Paid-in capital                                      493,751        348,236        262,654      1,105,480      1,020,984
                                                    --------       --------       --------     ----------     ----------
      Total Net Assets                              $436,946       $348,033       $263,516     $1,100,042     $1,042,463
                                                    ========       ========       ========     ==========     ==========

                                                                                                CALIFORNIA
                                                                                                 INSURED
                                                      HIGH        TAX-EXEMPT     CALIFORNIA    INTERMEDIATE
                                                     YIELD           BOND        MUNICIPAL       MUNICIPAL
                                                      FUND           FUND           FUND           FUND
                                                    --------       --------       --------       --------
ASSETS:
Investments, at value:
      Securities                                    $565,804       $257,209       $509,100       $178,997
      Repurchase Agreements                            7,060             --             --             --
                                                    --------       --------       --------       --------
      Total Investments (a)                          572,864        257,209        509,100        178,997
Cash                                                       1             63             --            123
Cash held as collateral for securities loaned             --             --             --             --
Unrealized appreciation of forward
      foreign currency contracts                          --             --             --             --
Dividends and/or interest receivable                   8,959          3,620          6,886          2,338
Receivable for Fund shares sold                        2,760            151            896            370
Receivable for investment securities sold              5,006            289          1,894          5,711
Prepaid expenses                                           2              2              4              1
                                                    --------       --------       --------       --------
      Total Assets                                   589,592        261,334        518,780        187,540
                                                    --------       --------       --------       --------
LIABILITIES:
Payable upon return of securities loaned                  --             --             --             --
Unrealized depreciation of forward
      foreign currency contracts                          --             --             --             --
Payable for Fund shares redeemed                         875            516          1,252            585
Payable for when-issued securities                        --          3,457             --          1,552
Payable for investment securities purchased            6,134             --             --          6,023
Investment advisory fee payable                          264            108            220             59
Shareholder servicing and distribution
      fees payable                                        99             86            279            104
Transfer agent fees payable                               11             10             18              6
Variation margin                                          --             17             56             57
Dividends payable                                        523            280            601            102
Due to custodian                                          --             --            108             --
Accrued expenses and other payables                       82             34             97             56
                                                    --------       --------       --------       --------
      Total Liabilities                                7,988          4,508          2,631          8,544
                                                    --------       --------       --------       --------
NET ASSETS                                          $581,604       $256,826       $516,149       $178,996
                                                    ========       ========       ========       ========
(a) Investments, at cost                            $532,873       $236,946       $488,068       $174,536
                                                    ========       ========       ========       ========



NET ASSETS CONSIST OF:
Undistributed net investment income                 $    617       $    119       $     39       $     62
Accumulated net realized gain/(loss)
      on investment transactions                     (54,459)         3,136           (270)         2,289
Net unrealized appreciation
      of investments                                  39,991         20,060         20,406          3,810
Paid-in capital                                      595,455        233,511        495,974        172,835
                                                    --------       --------       --------       --------
      Total Net Assets                              $581,604       $256,826       $516,149       $178,996
                                                    ========       ========       ========       ========


                                    See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

WM GROUP OF FUNDS

OCTOBER 31, 2003

                                                     EQUITY        GROWTH &      WEST COAST       MID CAP
                                       REIT          INCOME         INCOME         EQUITY          STOCK         GROWTH
                                       FUND           FUND           FUND           FUND           FUND           FUND
                                     --------       --------       --------       --------       --------       --------
NET ASSETS:
Class A Shares                       $  3,159       $268,489       $541,707       $523,308       $ 38,676       $114,757
                                     ========       ========       ========       ========       ========       ========
Class B Shares                       $  2,808       $103,888       $115,457       $122,221       $ 17,405       $129,239
                                     ========       ========       ========       ========       ========       ========
Class C Shares                       $  1,322       $  5,973       $    823       $  3,593       $    550       $    565
                                     ========       ========       ========       ========       ========       ========
Class I Shares                       $182,138       $529,665       $895,547       $349,363       $369,772       $664,334
                                     ========       ========       ========       ========       ========       ========
SHARES OUTSTANDING:
Class A Shares                            254         17,368         25,090         16,281          2,521          8,372
                                     ========       ========       ========       ========       ========       ========
Class B Shares                            226          6,766          5,568          4,194          1,175         10,348
                                     ========       ========       ========       ========       ========       ========
Class C Shares                            106            390             40            123             37             45
                                     ========       ========       ========       ========       ========       ========
Class I Shares                         14,603         34,272         41,300         10,785         23,854         47,032
                                     ========       ========       ========       ========       ========       ========
CLASS A SHARES:**
Net asset value per share of
      beneficial interest
      outstanding *                  $  12.46       $  15.46       $  21.59       $  32.14       $  15.34       $  13.71
                                     ========       ========       ========       ========       ========       ========
Maximum sales charge                    5.50%          5.50%          5.50%          5.50%          5.50%          5.50%
                                     ========       ========       ========       ========       ========       ========
Maximum offering price per share
      of beneficial interest
      outstanding                    $  13.19       $  16.36       $  22.85       $  34.01       $  16.23       $  14.51
                                     ========       ========       ========       ========       ========       ========
CLASS B SHARES:**
Net asset value and offering price
      per share of beneficial
      interest outstanding *         $  12.43       $  15.36       $  20.74       $  29.14       $  14.82       $  12.49
                                     ========       ========       ========       ========       ========       ========
CLASS C SHARES:**
Net asset value per share of
      beneficial interest
      outstanding *                  $  12.43       $  15.29       $  20.62       $  29.20       $  14.83       $  12.55
                                     ========       ========       ========       ========       ========       ========
Maximum sales charge                    1.00%          1.00%          1.00%          1.00%          1.00%          1.00%
                                     ========       ========       ========       ========       ========       ========
Maximum offering price per share
      of beneficial interest
      outstanding                    $  12.56       $  15.44       $  20.83       $  29.49       $  14.98       $  12.68
                                     ========       ========       ========       ========       ========       ========
CLASS I SHARES:
Net asset value, offering and
      redemption price per share
      of beneficial interest
      outstanding                    $  12.47       $  15.45       $  21.68       $  32.39       $  15.50       $  14.13
                                     ========       ========       ========       ========       ========       ========

--------------
* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge and/or applicable redemption fees for Class A Shares of the International Growth Fund.
**   Net asset value and maximum offering price are not shown in thousands.

                                           See Notes to Financial Statements.


84



                                                                                    U.S.
                                    SMALL CAP    INTERNATIONAL    SHORT TERM     GOVERNMENT
                                      STOCK          GROWTH         INCOME       SECURITIES       INCOME
                                       FUND           FUND           FUND           FUND           FUND
                                     --------       --------       --------       --------       --------
NET ASSETS:
Class A Shares                       $ 81,234       $ 26,429       $ 71,920       $176,859       $153,654
                                     ========       ========       ========       ========       ========
Class B Shares                       $ 18,037       $  4,020       $ 44,310       $251,153       $194,396
                                     ========       ========       ========       ========       ========
Class C Shares                       $    404       $     91       $ 17,843       $ 13,354       $ 15,274
                                     ========       ========       ========       ========       ========
Class I Shares                       $337,271       $317,495       $129,443       $658,676       $679,140
                                     ========       ========       ========       ========       ========
SHARES OUTSTANDING:
Class A Shares                          6,052          3,152         30,068         16,247         16,441
                                     ========       ========       ========       ========       ========
Class B Shares                          1,508            500         18,521         23,087         20,737
                                     ========       ========       ========       ========       ========
Class C Shares                             34             11          7,457          1,229          1,629
                                     ========       ========       ========       ========       ========
Class I Shares                         24,519         37,643         54,104         60,490         72,522
                                     ========       ========       ========       ========       ========
CLASS A SHARES:**
Net asset value per share
      of beneficial interest
      outstanding *                  $  13.42       $   8.38       $   2.39       $  10.89       $   9.35
                                     ========       ========       ========       ========       ========
Maximum sales charge                    5.50%          5.50%          3.50%          4.50%          4.50%
                                     ========       ========       ========       ========       ========
Maximum offering price per share
      of beneficial interest
      outstanding                    $  14.20       $   8.87       $   2.48       $  11.40       $   9.79
                                     ========       ========       ========       ========       ========
CLASS B SHARES:**
Net asset value and offering price
      per share of beneficial
      interest outstanding *         $  11.96       $   8.03       $   2.39       $  10.88       $   9.37
                                     ========       ========       ========       ========       ========
CLASS C SHARES:**
Net asset value per share of
      beneficial interest
      outstanding *                  $  12.06       $   8.02       $   2.39       $  10.87       $   9.37
                                     ========       ========       ========       ========       ========
Maximum sales charge                    1.00%          1.00%          1.00%          1.00%          1.00%
                                     ========       ========       ========       ========       ========
Maximum offering price per share
      of beneficial interest
      outstanding                    $  12.18       $   8.10       $   2.41       $  10.98       $   9.46
                                     ========       ========       ========       ========       ========
CLASS I SHARES:
Net asset value, offering and
      redemption price per share
      of beneficial interest
      outstanding                    $  13.76       $   8.43       $   2.39       $  10.89       $   9.36
                                     ========       ========       ========       ========       ========


                                                                                 CALIFORNIA
                                                                                   INSURED
                                       HIGH        TAX-EXEMPT     CALIFORNIA    INTERMEDIATE
                                      YIELD           BOND        MUNICIPAL       MUNICIPAL
                                       FUND           FUND           FUND           FUND
                                     --------       --------       --------        -------
NET ASSETS:
Class A Shares                       $ 48,618       $207,433       $252,511        $75,231
                                     ========       ========       ========        =======
Class B Shares                       $ 83,665       $ 45,061       $255,445        $93,448
                                     ========       ========       ========        =======
Class C Shares                       $ 24,540       $  4,332       $  8,193        $10,317
                                     ========       ========       ========        =======
Class I Shares                       $424,781             --             --             --
                                     ========
SHARES OUTSTANDING:
Class A Shares                          6,172         26,075         22,502          6,753
                                     ========       ========       ========        =======
Class B Shares                         10,571          5,664         22,763          8,389
                                     ========       ========       ========        =======
Class C Shares                          3,102            544            730            926
                                     ========       ========       ========        =======
Class I Shares                         54,009             --             --             --
                                     ========
CLASS A SHARES:**
Net asset value per share of
      beneficial interest
      outstanding *                  $   7.88       $   7.96       $  11.22        $ 11.14
                                     ========       ========       ========        =======
Maximum sales charge                    4.50%          4.50%          4.50%          4.50%
                                     ========       ========       ========        =======
Maximum offering price per
      share of beneficial
      interest outstanding           $   8.25       $   8.34       $  11.75        $ 11.66
                                     ========       ========       ========        =======
CLASS B SHARES:**
Net asset value and offering price
      per share of beneficial
      interest outstanding *         $   7.91       $   7.96       $  11.22        $ 11.14
                                     ========       ========       ========        =======
CLASS C SHARES:**
Net asset value per share of
      beneficial interest
      outstanding *                  $   7.91       $   7.96       $  11.22        $ 11.14
                                     ========       ========       ========        =======
Maximum sales charge                    1.00%          1.00%          1.00%          1.00%
                                     ========       ========       ========        =======

Maximum offering price per share
      of beneficial interest
      outstanding                    $   7.99       $   8.04       $  11.33        $ 11.25
                                     ========       ========       ========        =======
CLASS I SHARES:
Net asset value, offering and
      redemption price per share
      of beneficial interest
      outstanding                    $   7.86             --             --             --
                                     ========

                            See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2003

(IN THOUSANDS)
                                                     EQUITY        GROWTH &      WEST COAST       MID CAP
                                        REIT         INCOME         INCOME         EQUITY          STOCK         GROWTH
                                        FUND**        FUND           FUND           FUND           FUND           FUND
                                      --------      --------      ----------     ----------      --------       --------
INVESTMENT INCOME:
Dividends                             $ 4,764       $ 18,401       $ 26,641       $  8,541        $ 3,571       $  6,044
Interest                                   86          5,832            711            355            319            646
Foreign withholding taxes                  --           (126)          (240)            --             --            (92)
Securities lending income                  --             80             33             97             36             83
                                      -------       --------       --------       --------        -------       --------
      Total investment income           4,850         24,187         27,145          8,993          3,926          6,681
                                      -------       --------       --------       --------        -------       --------

EXPENSES:
Investment advisory fee                   774          3,889          6,922          4,483          2,392          5,505
Custodian fees                              6             32             63             43             18             89
Legal and audit fees                       30             51             70             50             40            122
Registration and filing fees               56             51             27             51             41             53
Printing and postage expenses               5            182            340            281             33            406
Other                                      16            181            322            244             63            279
Shareholder servicing and
  distribution fees:
    Class A Shares                          3            557          1,240          1,049             78            249
    Class B Shares                          9            885          1,166          1,070            146          1,236
    Class C Shares                          3             28              4             20              3              4
Transfer agent fees:
    Class A Shares                          2            195            459            438             31            449
    Class B Shares                          2            247            434            368             63            762
    Class C Shares                          1              5              1              5              1              1
                                      -------       --------       --------       --------        -------       --------
      Total expenses                      907          6,303         11,048          8,102          2,909          9,155
Fees waived by the investment advisor
  and/or transfer agent                    --             --             --             --             --             --
Fees reduced by custodian credits          --*            --*            --*            --*            --*            (1)
                                      -------       --------       --------       --------        -------       --------
      Net expenses                        907          6,303         11,048          8,102          2,909          9,154
                                      -------       --------       --------       --------        -------       --------
NET INVESTMENT INCOME/(LOSS)            3,943         17,884         16,097            891          1,017         (2,473)
                                      -------       --------       --------       --------        -------       --------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on
  investment transactions                 351         (1,976)       (48,720)        (2,358)         2,758        (22,380)
Net change in unrealized
  appreciation/depreciation
  of investments                       29,565        142,701        251,269        249,254         68,840        163,238
                                      -------       --------       --------       --------        -------       --------

Net realized and unrealized gain/
  (loss) on investments                29,916        140,725        202,549        246,896         71,598        140,858
                                      -------       --------       --------       --------        -------       --------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS           $33,859       $158,609       $218,646       $247,787        $72,615       $138,385
                                      =======       ========       ========       ========        =======       ========

--------------------
*  Amount represents less than $500.
** The REIT Fund commenced operations on March 1, 2003.

                                           See Notes to Financial Statements.

86




                                                                                     U.S.
                                     SMALL CAP    INTERNATIONAL    SHORT TERM     GOVERNMENT
                                       STOCK          GROWTH         INCOME       SECURITIES       INCOME
                                        FUND           FUND           FUND           FUND           FUND
                                      --------       --------       --------       --------       --------
INVESTMENT INCOME:
Dividends                             $  1,274       $  5,680        $    --       $     --        $   325
Interest                                    52            157          8,683         44,854         58,742
Foreign withholding taxes                   --           (589)            --             --             --
Securities lending income                  780            168             32            133            193
                                      --------       --------        -------       --------        -------
      Total investment income            2,106          5,416          8,715         44,987         59,260
                                      --------       --------        -------       --------        -------

EXPENSES:
Investment advisory fee                  2,299          2,247            980          4,969          4,657
Custodian fees                              26            227             15             64             49
Legal and audit fees                        36             38             34             60             57
Registration and filing fees                42             40             54             84             74
Printing and postage expenses              114             37             30            211            149
Other                                       76             71             45            257            215
Shareholder servicing and
  distribution fees:
    Class A Shares                         138             55            109            497            365
    Class B Shares                         144             40            365          2,999          1,887
    Class C Shares                           1              1            123            167            134
Transfer agent fees:
    Class A Shares                         239             86             55            232            186
    Class B Shares                         122             34             41            289            180
    Class C Shares                           1             --*             8             12             10
                                      --------       --------        -------       --------        -------
      Total expenses                     3,238          2,876          1,859          9,841          7,963
Fees waived by the investment advisor
  and/or transfer agent                     --             --           (104)            --             --
Fees reduced by custodian credits           (1)            --*            (1)            --*            (1)
                                      --------       --------        -------       --------        -------
      Net expenses                       3,237          2,876          1,754          9,841          7,962
                                      --------       --------        -------       --------        -------
NET INVESTMENT INCOME/(LOSS)            (1,131)         2,540          6,961         35,146         51,298
                                      --------       --------        -------       --------        -------
NET REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on
  investment transactions              (39,625)       (12,285)          (120)         3,661           (554)
Net change in unrealized
  appreciation/depreciation
  of investments                       198,438         73,387          3,462        (22,244)        34,433
                                      --------       --------        -------       --------        -------

Net realized and unrealized
  gain/(loss) on investments           158,813         61,102          3,342        (18,583)        33,879
                                      --------       --------        -------       --------        -------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS           $157,682       $ 63,642        $10,303       $ 16,563        $85,177
                                      ========       ========        =======       ========        =======

                                                                                             CALIFORNIA
                                                                                              INSURED
                                                    HIGH       TAX-EXEMPT     CALIFORNIA    INTERMEDIATE
                                                   YIELD          BOND        MUNICIPAL       MUNICIPAL
                                                    FUND          FUND           FUND           FUND
                                                 --------       --------       --------       --------
INVESTMENT INCOME:
Dividends                                        $  1,952        $    --        $    --        $    --
Interest                                           37,578         13,510         28,775          7,243
Foreign withholding taxes                              --             --             --             --
Securities lending income                             185             --             --             --
                                                 --------        -------        -------        -------
      Total investment income                      39,715         13,510         28,775          7,243
                                                 --------        -------        -------        -------

EXPENSES:
Investment advisory fee                             2,470          1,313          2,887            923
Custodian fees                                         31             15             32             14
Legal and audit fees                                   42             37             48             34
Registration and filing fees                           68             58             30             26
Printing and postage expenses                          38             38             74             28
Other                                                  85             76            158             56
Shareholder servicing and
  distribution fees:
    Class A Shares                                     81            535            691            186
    Class B Shares                                    651            485          2,921            996
    Class C Shares                                    117             34             89            108
Transfer agent fees:
    Class A Shares                                     26            102            106             19
    Class B Shares                                     60             20             96             38
    Class C Shares                                      9              1              2              4
                                                 --------        -------        -------        -------
      Total expenses                                3,678          2,714          7,134          2,432
Fees waived by the investment advisor
  and/or transfer agent                                --             --             --           (167)
Fees reduced by custodian credits                      (5)            (1)            (2)            (3)
                                                 --------        -------        -------        -------
      Net expenses                                  3,673          2,713          7,132          2,262
                                                 --------        -------        -------        -------
NET INVESTMENT INCOME/(LOSS)                       36,042         10,797         21,643          4,981
                                                 --------        -------        -------        -------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on
  investment transactions                         (16,228)         3,451           (585)         2,643
Net change in unrealized
  appreciation/depreciation
  of investments                                   88,798         (1,438)        (2,957)        (1,578)
                                                 --------        -------        -------        -------

Net realized and unrealized
  gain/(loss) on investments                       72,570          2,013         (3,542)         1,065
                                                 --------        -------        -------        -------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $108,612        $12,810        $18,101        $ 6,046
                                                 ========        =======        =======        =======


                                  See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2003

(IN THOUSANDS)
                                                                EQUITY       GROWTH &      WEST COAST      MID CAP
                                                    REIT        INCOME        INCOME         EQUITY         STOCK       GROWTH
                                                    FUND**       FUND          FUND           FUND          FUND         FUND
                                                  --------     --------     ----------     ----------     --------    ----------
Net investment income/(loss)                      $  3,943     $ 17,884     $   16,097      $    891      $  1,017     $ (2,473)
Net realized gain/(loss) on
  investment transactions                              351       (1,976)       (48,720)       (2,358)        2,758      (22,380)
Net change in unrealized
  appreciation/depreciation
  of investments                                    29,565      142,701        251,269       249,254        68,840      163,238
                                                  --------     --------     ----------      --------      --------     --------
Net increase in net assets
  resulting from operations                         33,859      158,609        218,646       247,787        72,615      138,385
Distributions to shareholders from:
   Net investment income:
      Class A Shares                                   (25)      (5,278)        (4,443)           --            --           --
      Class B Shares                                   (20)      (1,310)            --            --            --           --
      Class C Shares                                    (7)         (45)            (2)           --            --           --
      Class I Shares                                (2,428)     (10,743)        (8,955)           --          (731)          --
   Net realized gains on investments:
      Class A Shares                                    --           --             --            --            --           --
      Class B Shares                                    --           --             --            --            --           --
      Class C Shares                                    --           --             --            --            --           --
      Class I Shares                                    --           --             --            --            --           --
Net increase/(decrease) in net assets
  from Fund share transactions:
      Class A Shares                                 2,871       24,812        (13,099)       13,010         3,423        1,597
      Class B Shares                                 2,536        4,186        (25,890)      (11,883)        1,097      (19,346)
      Class C Shares                                 1,223        3,615            499         1,627           433          284
      Class I Shares                               151,418      101,118        116,890        73,546        76,625      207,625
      Redemption fees                                   --           --             --            --            --           --
                                                  --------     --------     ----------      --------      --------     --------
Net increase/(decrease) in net assets              189,427      274,964        283,646       324,087       153,462      328,545

NET ASSETS:
Beginning of year                                       --      633,051      1,269,888       674,398       272,941      580,350
                                                  --------     --------     ----------      --------      --------     --------
End of year                                       $189,427     $908,015     $1,553,534      $998,485      $426,403     $908,895
                                                  ========     ========     ==========      ========      ========     ========

Undistributed net investment
  income at end of year                           $    939     $  2,013     $   13,414      $    432      $    893     $     59
                                                  ========     ========     ==========      ========      ========     ========

--------------
*   Amount represents less than $500.
**  The REIT Fund commenced operations on March 1, 2003.

                                               See Notes to Financial Statements.

88




                                                                                       U.S.
                                       SMALL CAP    INTERNATIONAL    SHORT TERM     GOVERNMENT
                                         STOCK          GROWTH         INCOME       SECURITIES      INCOME
                                          FUND           FUND           FUND           FUND          FUND
                                        --------       --------       --------       --------      --------
Net investment income/(loss)            $ (1,131)      $  2,540       $  6,961     $   35,146     $   51,298
Net realized gain/(loss) on
  investment transactions                (39,625)       (12,285)          (120)         3,661           (554)
Net change in unrealized
  appreciation/depreciation
  of investments                         198,438         73,387          3,462        (22,244)        34,433
                                        --------       --------       --------     ----------     ----------
Net increase in net assets
  resulting from operations              157,682         63,642         10,303         16,563         85,177
Distributions to shareholders from:
   Net investment income:
      Class A Shares                          --           (132)        (1,634)        (9,254)        (8,813)
      Class B Shares                          --             --         (1,127)       (11,697)        (9,963)
      Class C Shares                          --             --*          (365)          (645)          (702)
      Class I Shares                          --         (2,398)        (4,377)       (23,771)       (37,421)
   Net realized gains on investments:
      Class A Shares                          --             --             --             --             --
      Class B Shares                          --             --             --             --             --
      Class C Shares                          --             --             --             --             --
      Class I Shares                          --             --             --             --             --
Net increase/(decrease) in net assets
  from Fund share transactions:
      Class A Shares                       8,514            (33)        43,313        (13,689)        18,854
      Class B Shares                      (3,193)        (1,504)        19,193        (11,451)        47,302
      Class C Shares                         246             24         12,002          2,282          7,310
      Class I Shares                      92,786         77,066         38,527        306,496        172,935
      Redemption fees                         --            128             --             --             --
                                        --------       --------       --------     ----------     ----------
Net increase/(decrease) in net assets    256,035        136,793        115,835        254,834        274,679

NET ASSETS:
Beginning of year                        180,911        211,240        147,681        845,208        767,784
                                        --------       --------       --------     ----------     ----------
End of year                             $436,946       $348,033       $263,516     $1,100,042     $1,042,463
                                        ========       ========       ========     ==========     ==========

Undistributed net investment
   income at end of year                $     --       $  4,050       $     18     $      530     $      883
                                        ========       ========       ========     ==========     ==========


                                                                                                CALIFORNIA
                                                                                                 INSURED
                                                      HIGH        TAX-EXEMPT     CALIFORNIA    INTERMEDIATE
                                                     YIELD           BOND        MUNICIPAL       MUNICIPAL
                                                      FUND           FUND           FUND           FUND
                                                    --------       --------       --------       --------
Net investment income/(loss)                        $ 36,042       $ 10,797       $ 21,643       $  4,981
Net realized gain/(loss) on
  investment transactions                            (16,228)         3,451           (585)         2,643
Net change in unrealized
  appreciation/depreciation
  of investments                                      88,798         (1,438)        (2,957)        (1,578)
                                                    --------       --------       --------       --------
Net increase in net assets
  resulting from operations                          108,612         12,810         18,101          6,046
Distributions to shareholders from:
   Net investment income:
      Class A Share                                   (2,848)        (9,009)       (11,448)        (2,332)
      Class B Shares                                  (5,361)        (1,677)        (9,904)        (2,389)
      Class C Shares                                    (926)          (117)          (299)          (256)
      Class I Shares                                 (30,363)            --             --             --
   Net realized gains on investments:
      Class A Shares                                      --         (1,785)        (1,820)          (290)
      Class B Shares                                      --           (397)        (1,892)          (455)
      Class C Shares                                      --            (21)           (45)           (43)
      Class I Shares                                      --             --             --             --
Net increase/(decrease) in net assets
  from Fund share transactions:
      Class A Shares                                  30,461         (6,143)       (30,048)        18,113
      Class B Shares                                  29,384         (2,166)       (36,607)         3,952
      Class C Shares                                  20,399          1,955          1,689          2,355
      Class I Shares                                 127,185             --             --             --
      Redemption fees                                     --             --             --             --
                                                    --------       --------       --------       --------
Net increase/(decrease) in net assets                276,543         (6,550)       (72,273)        24,701

NET ASSETS:
Beginning of year                                    305,061        263,376        588,422        154,295
                                                    --------       --------       --------       --------
End of year                                         $581,604       $256,826       $516,149       $178,996
                                                    ========       ========       ========       ========

Undistributed net investment
  income at end of year                             $    617       $    119       $     39       $     62
                                                    ========       ========       ========       ========


                                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2002

(IN THOUSANDS)

                                             EQUITY       GROWTH &      WEST COAST      MID CAP                    SMALL CAP
                                             INCOME        INCOME         EQUITY         STOCK        GROWTH         STOCK
                                              FUND          FUND           FUND          FUND          FUND           FUND
                                            --------     ----------     ----------     --------     ----------     ---------

Net investment income/(loss)               $  17,795     $   12,332      $      60     $    617     $  (4,112)     $ (1,964)
Net realized gain/(loss) on
  investment transactions                     (3,235)       (32,166)       (12,410)      (2,402)     (150,465)      (26,327)
Net increase from payments
  by a related party                              --             --             --           --         3,388            --
Net change in unrealized
  appreciation/depreciation
  of investments                            (100,837)      (213,212)      (111,616)     (14,762)      (26,852)      (61,874)
                                           ---------     ----------      ---------     --------     ---------      --------
Net increase/(decrease) in net
  assets resulting from operations           (86,277)      (233,046)      (123,966)     (16,547)     (178,041)      (90,165)
Distributions to shareholders from:
    Net investment income:
      Class A Shares                          (5,411)          (698)        (1,178)          --            --            --
      Class B Shares                          (1,385)            (6)            (3)          --            --            --
      Class C Shares                             (19)            --             --           --            --            --
      Class I Shares                          (9,061)        (1,825)        (1,122)        (398)           --            --
    Net realized gains on investments:
      Class A Shares                          (4,485)        (8,852)       (15,119)        (232)           --        (4,663)
      Class B Shares                          (1,484)        (3,028)        (4,226)        (399)           --        (2,251)
      Class I Shares                          (5,461)       (12,468)        (6,308)      (8,297)           --        (9,676)
Net increase/(decrease) in net assets
  from Fund share transactions:
      Class A Shares                          22,373         16,629         35,944       25,381       (22,991)        5,234
      Class B Shares                          29,568        (29,887)        19,420        4,606       (41,119)       (2,319)
      Class C Shares                           2,168            307          1,683           68           227           107
      Class I Shares                         160,079         27,738         56,100       32,272       246,627        54,574
      Redemption Fee                              --             --             --           --            --            --
                                           ---------     ----------      ---------     --------     ---------      --------
Net increase/(decrease) in net assets        100,605       (245,136)       (38,775)      36,454         4,703       (49,159)

NET ASSETS:
Beginning of year                            532,446      1,515,024        713,173      236,487       575,647       230,070
                                           ---------     ----------      ---------     --------     ---------      --------
End of year                                $ 633,051     $1,269,888      $ 674,398     $272,941     $ 580,350      $180,911
                                           =========     ==========      =========     ========     =========      ========

Undistributed net investment
  income at end of year                    $   2,210     $   10,717      $      --     $    607     $     171      $     --
                                           =========     ==========      =========     ========     =========      ========

--------------
* Amount represents less than $500.

                                             See Notes to Financial Statements.

90




                                                                        U.S.
                                     INTERNATIONAL    SHORT TERM     GOVERNMENT
                                         GROWTH         INCOME       SECURITIES       INCOME
                                          FUND           FUND           FUND           FUND
                                        --------       --------       --------       --------
Net investment income/(loss)            $    727       $  7,976       $ 34,494       $ 44,917
Net realized gain/(loss) on
  investment transactions                (15,074)        (1,259)         1,842         (3,030)
Net increase from payments
  by a related party                          --             --             --             --
Net change in unrealized
  appreciation/depreciation
  of investments                          (9,475)        (2,355)         4,047        (15,640)
                                        --------       --------       --------       --------
Net increase/(decrease) in net
  assets resulting from operations       (23,822)         4,362         40,383         26,247
Distributions to shareholders from:
    Net investment income:
      Class A Shares                        (171)        (1,101)        (9,231)        (8,126)
      Class B Shares                         (13)          (517)        (7,926)        (5,953)
      Class C Shares                          --*           (36)          (105)          (123)
      Class I Shares                      (3,045)        (6,425)       (20,353)       (33,115)
    Net realized gains on investments:
      Class A Shares                          --             --             --             --
      Class B Shares                          --             --             --             --
      Class I Shares                          --             --             --             --
Net increase/(decrease) in net assets
  from Fund share transactions:
      Class A Shares                       7,270          9,725         22,450         14,089
      Class B Shares                      (1,743)        18,332        142,263         72,825
      Class C Shares                          62          5,774         11,564          7,757
      Class I Shares                      83,906        (18,667)        62,305        113,204
      Redemption Fee                         102             --             --             --
                                        --------       --------       --------       --------
Net increase/(decrease) in net assets     62,546         11,447        241,350        186,805

NET ASSETS:
Beginning of year                        148,694        136,234        603,858        580,979
                                        --------       --------       --------       --------
End of year                             $211,240       $147,681       $845,208       $767,784
                                        ========       ========       ========       ========

Undistributed net investment
   income at end of year                $  2,046       $     66       $    648       $    776
                                        ========       ========       ========       ========

                                                                                                CALIFORNIA
                                                                                                  INSURED
                                                       HIGH       TAX-EXEMPT     CALIFORNIA    INTERMEDIATE
                                                      YIELD          BOND        MUNICIPAL       MUNICIPAL
                                                       FUND          FUND           FUND           FUND
                                                    --------       --------       --------       --------
Net investment income/(loss)                        $ 29,730       $ 11,441       $ 22,437       $  3,727
Net realized gain/(loss) on
   investment transactions                           (16,272)         2,372          8,618            920
Net increase from payments
   by a related party                                     --             --             --             --
Net change in unrealized
   appreciation/depreciation
   of investments                                    (18,545)        (1,504)        (8,063)           770
                                                    --------       --------       --------       --------
Net increase/(decrease) in net
   assets resulting from operations                   (5,087)        12,309         22,992          5,417
Distributions to shareholders from:
   Net investment income:
      Class A Shares                                  (1,393)        (9,579)       (12,527)        (1,696)
      Class B Shares                                  (4,214)        (1,696)        (9,589)        (1,928)
      Class C Shares                                    (109)           (29)           (75)           (59)
      Class I Shares                                 (27,972)            --             --             --
   Net realized gains on investments:
      Class A Shares                                      --           (327)            --           (205)
      Class B Shares                                      --            (68)            --           (270)
      Class I Shares                                      --             --             --             --
Net increase/(decrease) in net assets
   from Fund share transactions:
      Class A Shares                                   6,184         (6,692)        (5,115)        16,783
      Class B Shares                                  13,702          3,232         57,411         36,828
      Class C Shares                                   2,819          2,365          6,599          7,905
      Class I Shares                                  75,320             --             --             --
      Redemption Fee                                      --             --             --             --
                                                    --------       --------       --------       --------
Net increase/(decrease) in net assets                 59,250           (485)        59,696         62,775

NET ASSETS:
Beginning of year                                    245,811        263,861        528,726         91,520
                                                    --------       --------       --------       --------
End of year                                         $305,061       $263,376       $588,422       $154,295
                                                    ========       ========       ========       ========

Undistributed net investment
   income at end of year                            $      1       $     50       $     52       $     61
                                                    ========       ========       ========       ========


                                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY

WM GROUP OF FUNDS

(IN THOUSANDS)
                                                                                                   WEST COAST EQUITY
                              REIT FUND**     EQUITY INCOME FUND       GROWTH & INCOME FUND              FUND
                             ------------   -----------------------   -----------------------   -----------------------
                             PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                               10/31/03      10/31/03     10/31/02     10/31/03     10/31/02     10/31/03     10/31/02
                             ------------   ----------   ----------   ----------   ----------   ----------   ----------
AMOUNT
  CLASS A:
    Sold                       $  2,955      $ 56,481     $ 53,362     $ 66,365    $ 115,320     $ 74,984     $ 87,171
    Issued as reinvestment
     of dividends                    22         4,956        9,388        4,315        9,270           --       15,956
    Redeemed                       (106)      (36,625)     (40,377)     (83,779)    (107,961)     (61,975)     (67,183)
                               --------      --------     --------     --------    ---------     --------     --------
    Net increase/(decrease)    $  2,871      $ 24,812     $ 22,373     $(13,099)   $  16,629     $ 13,009     $ 35,944
                               ========      ========     ========     ========    =========     ========     ========

  CLASS B:
    Sold                       $  2,702      $ 26,991     $ 55,360     $ 10,310    $  18,457     $ 19,122     $ 48,734
    Issued as reinvestment
     of dividends                    15         1,258        2,784           --        2,982           --        4,129
    Redeemed                       (181)      (24,063)     (28,576)     (36,200)     (51,326)     (31,005)     (33,443)
                               --------      --------     --------     --------    ---------     --------     --------
    Net increase/(decrease)    $  2,536      $  4,186     $ 29,568     $(25,890)   $ (29,887)    $(11,883)    $ 19,420
                               ========      ========     ========     ========    =========     ========     ========

  CLASS C:
    Sold                       $  1,369      $  4,653     $  2,982     $    650    $     321     $  2,289     $  1,861
    Issued as reinvestment
      of dividends                    6            36           17            2           --           --           --
    Redeemed                       (152)       (1,074)        (831)        (153)         (14)        (662)        (178)
                               --------      --------     --------     --------    ---------     --------     --------
    Net increase               $  1,223      $  3,615     $  2,168     $    499    $     307     $  1,627     $  1,683
                               ========      ========     ========     ========    =========     ========     ========

  CLASS I:
    Sold                       $149,045      $129,517     $155,553     $200,685    $ 163,737     $ 76,832     $ 50,593
    Issued as reinvestment
      of dividends                2,428        10,743       14,523        8,955       14,293           --        7,431
    Redeemed                        (55)      (39,142)      (9,997)     (92,750)    (150,292)      (3,286)      (1,924)
                               --------      --------     --------     --------    ---------     --------     --------
    Net increase               $151,418      $101,118     $160,079     $116,890    $  27,738     $ 73,546     $ 56,100
                               ========      ========     ========     ========    =========     ========     ========

SHARES
  CLASS A:
    Sold                            261         4,099        3,649        3,449        5,597        2,844        3,024
    Issued as reinvestment
     of dividends                     2           365          633          232          398           --          518
    Redeemed                         (9)       (2,707)      (2,905)      (4,358)      (5,310)      (2,401)      (2,493)
                               --------      --------     --------     --------    ---------     --------     --------
    Net increase/(decrease)         254         1,757        1,377         (677)         685          443        1,049
                               ========      ========     ========     ========    =========     ========     ========

  CLASS B:
    Sold                            241         1,956        3,738          545          878          780        1,809
    Issued as reinvestment
     of dividends                     1            93          188           --          132           --          146
    Redeemed                        (16)       (1,791)      (2,058)      (1,942)      (2,642)      (1,290)      (1,356)
                               --------      --------     --------     --------    ---------     --------     --------
    Net increase/(decrease)         226           258        1,868       (1,397)      (1,632)        (510)         599
                               ========      ========     ========     ========    =========     ========     ========

  CLASS C:
    Sold                            118           322          202           33           16           87           70
    Issued as reinvestment
     of dividends                     1             3            1           --*          --           --           --
    Redeemed                        (13)          (76)         (62)          (8)          (1)         (26)          (8)
                               --------      --------     --------     --------    ---------     --------     --------
    Net increase                    106           249          141           25           15           61           62
                               ========      ========     ========     ========    =========     ========     ========

  CLASS I:
    Sold                         14,399         9,118       10,296        9,825        8,139        2,740        1,948
    Issued as reinvestment
      of dividends                  209           789          988          480          613           --          240
    Redeemed                         (5)       (3,141)        (778)      (5,242)      (6,846)        (139)         (84)
                               --------      --------     --------     --------    ---------     --------     --------
    Net increase                 14,603         6,766       10,506        5,063        1,906        2,601        2,104
                               ========      ========     ========     ========    =========     ========     ========

--------
* Amount represents less than $500.
**The REIT Fund commenced operations on March 1, 2003.

                                                See Notes to Financial Statements.
92




                                      MID CAP                                            SMALL CAP               INTERNATIONAL
                                     STOCK FUND               GROWTH FUND                STOCK FUND               GROWTH FUND
                              -----------------------   -----------------------   -----------------------   -----------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                               10/31/03     10/31/02     10/31/03     10/31/02     10/31/03     10/31/02     10/31/03     10/31/02
                              ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
AMOUNT
  CLASS A:
    Sold                       $ 13,942     $ 29,821     $ 22,793     $ 17,591     $ 24,009     $ 21,456     $ 24,133     $ 46,858
    Issued as reinvestment
     of dividends                    --          225           --           --           --        4,574          129          167
    Redeemed                    (10,519)      (4,665)     (21,196)     (40,582)     (15,495)     (20,796)     (24,295)     (39,755)
                               --------     --------     --------     --------     --------     --------     --------     --------
    Net increase/(decrease)    $  3,423     $ 25,381     $  1,597     $(22,991)    $  8,514     $  5,234     $    (33)    $  7,270
                               ========     ========     ========     ========     ========     ========     ========     ========

  CLASS B:
    Sold                       $  4,263     $  7,790     $  8,554     $ 11,993     $  2,742     $  6,032     $    498     $    401
    Issued as reinvestment
     of dividends                    --          394           --           --           --        2,063           --           13
    Redeemed                     (3,166)      (3,578)     (27,900)     (53,112)      (5,935)     (10,414)      (2,002)      (2,157)
                               --------     --------     --------     --------     --------     --------     --------     --------
    Net increase/(decrease)    $  1,097     $  4,606     $(19,346)    $(41,119)    $ (3,193)    $ (2,319)    $ (1,504)    $ (1,743)
                               ========     ========     ========     ========     ========     ========     ========     ========

  CLASS C:
    Sold                       $    535     $     91     $    868     $    312     $    253     $    107     $     46     $     65
    Issued as reinvestment
      of dividends                   --           --           --           --           --           --           --*          --
    Redeemed                       (102)         (23)        (584)         (85)          (7)          --*         (22)          (3)
                               --------     --------     --------     --------     --------     --------     --------     --------
    Net increase               $    433     $     68     $    284     $    227     $    246     $    107     $     24     $     62
                               ========     ========     ========     ========     ========     ========     ========     ========

  CLASS I:
    Sold                       $ 89,217     $ 42,955     $221,664     $258,202     $ 94,896     $ 45,855     $ 75,087     $ 89,935
    Issued as reinvestment
      of dividends                  731        8,695           --           --           --        9,676        2,398        3,045
    Redeemed                    (13,323)     (19,378)     (14,039)     (11,575)      (2,110)        (957)        (419)      (9,074)
                               --------     --------     --------     --------     --------     --------     --------     --------
    Net increase               $ 76,625     $ 32,272     $207,625     $246,627     $ 92,786     $ 54,574     $ 77,066     $ 83,906
                               ========     ========     ========     ========     ========     ========     ========     ========

SHARES
  CLASS A:
    Sold                          1,031        2,175        1,869        1,317        2,424        2,052        3,439        6,084
    Issued as reinvestment
     of dividends                    --           16           --           --           --          307           19           22
    Redeemed                       (790)        (367)      (1,764)      (3,024)      (1,609)      (1,993)      (3,460)      (5,138)
                               --------     --------     --------     --------     --------     --------     --------     --------
    Net increase/(decrease)         241        1,824          105       (1,707)         815          366           (2)         968
                               ========     ========     ========     ========     ========     ========     ========     ========

  CLASS B:
    Sold                            326          568          765          899          284          510           71           53
    Issued as reinvestment
     of dividends                    --           29           --           --           --          152           --            2
    Redeemed                       (245)        (274)      (2,551)      (4,346)        (700)      (1,093)        (298)        (304)
                               --------     --------     --------     --------     --------     --------     --------     --------
    Net increase/(decrease)          81          323       (1,786)      (3,447)        (416)        (431)        (227)        (249)
                               ========     ========     ========     ========     ========     ========     ========     ========

  CLASS C:
    Sold                             40            7           77           25           25            9            6            8
    Issued as reinvestment
     of dividends                    --           --           --           --           --           --           --*          --
    Redeemed                         (7)          (2)         (51)          (6)          (1)          --*          (3)          --
                               --------     --------     --------     --------     --------     --------     --------     --------
    Net increase                     33            5           26           19           24            9            3            8
                               ========     ========     ========     ========     ========     ========     ========     ========

  CLASS I:
    Sold                          6,369        3,190       17,849       18,248        9,921        4,496       10,121       11,892
    Issued as reinvestment
      of dividends                   57          631           --           --           --          642          353          388
    Redeemed                     (1,069)      (1,517)      (1,249)        (969)        (201)        (126)         (62)      (1,292)
                               --------     --------     --------     --------     --------     --------     --------     --------
    Net increase                  5,357        2,304       16,600       17,279        9,720        5,012       10,412       10,988
                               ========     ========     ========     ========     ========     ========     ========     ========

                                                See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY (CONTINUED)

WM GROUP OF FUNDS

(IN THOUSANDS)

                                       SHORT TERM            U.S. GOVERNMENT
                                      INCOME FUND            SECURITIES FUND             INCOME FUND
                               -----------------------   -----------------------   -----------------------
                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                10/31/03     10/31/02     10/31/03     10/31/02     10/31/03     10/31/02
                               ----------   ----------   ----------   ----------   ----------   ----------
AMOUNT
  CLASS A:
    Sold                        $ 71,736     $ 14,889    $  69,243     $ 65,564     $ 60,366     $ 35,639
    Issued as reinvestment
      of dividends                 1,216          852        6,886        6,479        5,763        5,276
    Redeemed                     (29,639)      (6,016)     (89,818)     (49,593)     (47,275)     (26,826)
                                --------     --------    ---------     --------     --------     --------
    Net increase/(decrease)     $ 43,313     $  9,725    $ (13,689)    $ 22,450     $ 18,854     $ 14,089
                                ========     ========    =========     ========     ========     ========

  CLASS B:
    Sold                        $ 36,739     $ 22,423    $ 113,475     $180,691     $110,302     $ 95,785
    Issued as reinvestment
      of dividends                   961          439        9,525        6,358        6,133        3,670
    Redeemed                     (18,507)      (4,530)    (134,451)     (44,786)     (69,133)     (26,630)
                                --------     --------    ---------     --------     --------     --------
    Net increase/(decrease)     $ 19,193     $ 18,332    $ (11,451)    $142,263     $ 47,302     $ 72,825
                                ========     ========    =========     ========     ========     ========

  CLASS C:
    Sold                        $ 20,332     $  6,070    $  18,299     $ 12,094     $ 15,209     $  8,129
    Issued as reinvestment
      of dividends                   297           28          498           88          493           86
    Redeemed                      (8,627)        (324)     (16,515)        (618)      (8,392)        (458)
                                --------     --------    ---------     --------     --------     --------
    Net increase                $ 12,002     $  5,774    $   2,282     $ 11,564     $  7,310     $  7,757
                                ========     ========    =========     ========     ========     ========

  CLASS I:
    Sold                        $ 43,564     $ 37,494    $ 288,492     $120,973     $167,205     $175,985
    Issued as reinvestment
      of dividends                 4,377        6,424       23,771       20,353       37,421       33,115
    Redeemed                      (9,414)     (62,585)      (5,767)     (79,021)     (31,691)     (95,897)
                                --------     --------    ---------     --------     --------     --------
    Net increase/(decrease)     $ 38,527     $(18,667)   $ 306,496     $ 62,305     $172,935     $113,203
                                ========     ========    =========     ========     ========     ========

SHARES
  CLASS A:
    Sold                          29,949        6,307        6,234        5,912        6,421        3,917
    Issued as reinvestment
      of dividends                   508          361          622          587          617          579
    Redeemed                     (12,377)      (2,548)      (8,146)      (4,501)      (5,074)      (2,944)
                                --------     --------    ---------     --------     --------     --------
    Net increase/(decrease)       18,080        4,120       (1,290)       1,998        1,964        1,552
                                ========     ========    =========     ========     ========     ========

  CLASS B:
    Sold                          15,353        9,497       10,189       16,314       11,762       10,494
    Issued as reinvestment
      of dividends                   402          186          861          576          654          402
    Redeemed                      (7,735)      (1,923)     (12,238)      (4,064)      (7,403)      (2,921)
                                --------     --------    ---------     --------     --------     --------
    Net increase/(decrease)        8,020        7,760       (1,188)      12,826        5,013        7,975
                                ========     ========    =========     ========     ========     ========

  CLASS C:
    Sold                           8,484        2,575        1,646        1,088        1,623          894
    Issued as reinvestment
      of dividends                   124           12           45            8           53            9
    Redeemed                      (3,601)        (137)      (1,503)         (55)        (899)         (50)
                                --------     --------    ---------     --------     --------     --------
    Net increase                   5,007        2,450          188        1,041          777          853
                                ========     ========    =========     ========     ========     ========

  CLASS I:
    Sold                          18,183       15,886       26,164       10,991       17,970       19,316
    Issued as reinvestment
      of dividends                 1,829        2,720        2,152        1,844        4,001        3,630
    Redeemed                      (3,958)     (26,571)        (518)      (7,066)      (3,401)     (10,524)
                                --------     --------    ---------     --------     --------     --------
    Net increase/(decrease)       16,054       (7,965)      27,798        5,769       18,570       12,422
                                ========     ========    =========     ========     ========     ========

                                   See Notes to Financial Statements.

94





                                                                                                              CALIFORNIA INSURED
                                                                                        CALIFORNIA               INTERMEDIATE
                                   HIGH YIELD FUND         TAX-EXEMPT BOND FUND        MUNICIPAL FUND           MUNICIPAL FUND
                               -----------------------   -----------------------   -----------------------  -----------------------
                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED
                                10/31/03     10/31/02     10/31/03     10/31/02     10/31/03     10/31/02    10/31/03     10/31/02
                               ----------   ----------   ----------   ----------   ----------   ----------  ----------   ----------
AMOUNT
  CLASS A:
    Sold                        $ 82,999     $ 15,329     $ 37,452     $ 19,237     $ 40,491     $ 46,522    $ 57,345     $ 30,316
    Issued as reinvestment
      of dividends                 1,486          613        7,653        6,867        8,684        8,705       1,916        1,474
    Redeemed                     (54,024)      (9,758)     (51,248)     (32,796)     (79,223)     (60,342)    (41,148)     (15,007)
                                --------     --------     --------     --------     --------     --------    --------     --------
    Net increase/(decrease)     $ 30,461     $  6,184     $ (6,143)    $ (6,692)    $(30,048)    $ (5,115)   $ 18,113     $ 16,783
                                ========     ========    =========     ========     ========     ========    ========     ========

  CLASS B:
    Sold                        $ 45,952     $ 25,105     $ 12,667     $ 11,843     $ 32,825     $ 88,442    $ 32,897     $ 47,458
    Issued as reinvestment
      of dividends                 2,344        1,712        1,402        1,132        8,456        7,084       2,258        1,697
    Redeemed                     (18,912)     (13,115)     (16,235)      (9,743)     (77,888)     (38,115)    (31,203)     (12,327)
                                --------     --------     --------     --------     --------     --------    --------     --------
    Net increase/(decrease)     $ 29,384     $ 13,702     $ (2,166)    $  3,232     $(36,607)    $ 57,411    $  3,952     $ 36,828
                                ========     ========    =========     ========     ========     ========    ========     ========

  CLASS C:
    Sold                        $ 22,849     $  3,154     $  3,001     $  2,384     $  5,866     $  6,968    $  7,940     $  8,829
    Issued as reinvestment
      of dividends                   494           60          118           26          279           62         238           50
    Redeemed                      (2,944)        (395)      (1,164)         (45)      (4,456)        (431)     (5,823)        (974)
                                --------     --------     --------     --------     --------     --------    --------     --------
    Net increase                $ 20,399     $  2,819     $  1,955     $  2,365     $  1,689     $  6,599    $  2,355     $  7,905
                                ========     ========    =========     ========     ========     ========    ========     ========

  CLASS I:
    Sold                        $107,483     $ 83,276           --           --           --           --          --           --
    Issued as reinvestment
      of dividends                30,363       27,972           --           --           --           --          --           --
    Redeemed                     (10,661)     (35,928)          --           --           --           --          --           --
                                --------     --------
    Net increase/(decrease)     $127,185     $ 75,320           --           --           --           --          --           --
                                ========     ========

SHARES
  CLASS A:
    Sold                          11,040        2,135        4,702        2,454        3,569        4,149       5,143        2,759
    Issued as reinvestment
      of dividends                   198           80          962          877          768          776         172          135
    Redeemed                      (7,111)      (1,385)      (6,452)      (4,181)      (7,049)      (5,384)     (3,713)      (1,385)
                                --------     --------     --------     --------     --------     --------    --------     --------
    Net increase/(decrease)        4,127          830         (788)        (850)      (2,712)        (459)      1,602        1,509
                                ========     ========    =========     ========     ========     ========    ========     ========

  CLASS B:
    Sold                           6,182        3,494        1,587        1,506        2,891        7,879       2,949        4,328
    Issued as reinvestment
      of dividends                   313          219          176          144          748          631         203          155
    Redeemed                      (2,527)      (1,845)      (2,047)      (1,245)      (6,933)      (3,405)     (2,814)      (1,125)
                                --------     --------     --------     --------     --------     --------    --------     --------
    Net increase/(decrease)        3,968        1,868         (284)         405       (3,294)       5,105         338        3,358
                                ========     ========    =========     ========     ========     ========    ========     ========

  CLASS C:
    Sold                           3,042          430          375          304          516          620         712          800
    Issued as reinvestment
      of dividends                    65           13           14            3           25            5          21            4
    Redeemed                        (389)         (59)        (146)          (6)        (398)         (38)       (524)         (87)
                                --------     --------     --------     --------     --------     --------    --------     --------
    Net increase                   2,718          384          243          301          143          587         209          717
                                ========     ========    =========     ========     ========     ========    ========     ========

  CLASS I:
    Sold                          14,436       11,648           --           --           --           --          --           --
    Issued as reinvestment
      of dividends                 4,104        3,626           --           --           --           --          --           --
    Redeemed                      (1,513)      (5,403)          --           --           --           --          --           --
                                --------     --------
    Net increase/(decrease)       17,027        9,871           --           --           --           --          --           --
                                ========     ========

                                                  See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                                ----------------------------------------   ---------------------------------------



                                                                                       DISTRIBUTIONS
                    NET ASSET                 NET REALIZED                  DIVIDENDS     FROM NET                    NET ASSET
                      VALUE,        NET      AND UNREALIZED   TOTAL FROM    FROM NET      REALIZED                      VALUE,
                    BEGINNING   INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   INVESTMENT     CAPITAL        TOTAL         END OF
                    OF PERIOD     INCOME      INVESTMENTS     OPERATIONS     INCOME        GAINS     DISTRIBUTIONS     PERIOD
                    ---------   ----------   --------------   ----------   ----------  ------------- -------------    ---------

REIT FUND
CLASS A
10/31/03(3)           $10.00     $0.28(6)       $ 2.35         $ 2.63       $(0.17)       $   --        $(0.17)        $12.46

CLASS B
10/31/03(3)            10.00      0.22(6)         2.35           2.57        (0.14)           --         (0.14)         12.43

CLASS C
10/31/03(3)            10.00      0.23(6)         2.35           2.58        (0.15)           --         (0.15)         12.43

CLASS I
10/31/03(3)            10.00      0.34(6)         2.32           2.66        (0.19)           --         (0.19)         12.47

EQUITY INCOME FUND

CLASS A
10/31/03              $12.73     $0.33(6)       $ 2.73         $ 3.06       $(0.33)       $   --        $(0.33)        $15.46
10/31/02               14.85      0.40(6)        (1.85)         (1.45)       (0.35)        (0.32)        (0.67)         12.73
10/31/01               15.59      0.48(6)         0.37           0.85        (0.46)        (1.13)        (1.59)         14.85
10/31/00               14.60      0.49(6)         1.42           1.91        (0.48)        (0.44)        (0.92)         15.59
10/31/99               14.02      0.41            0.61           1.02        (0.40)        (0.04)        (0.44)         14.60

CLASS B
10/31/03               12.65      0.20(6)         2.71           2.91        (0.20)           --         (0.20)         15.36
10/31/02               14.78      0.27(6)        (1.85)         (1.58)       (0.23)        (0.32)        (0.55)         12.65
10/31/01               15.52      0.35(6)         0.38           0.73        (0.34)        (1.13)        (1.47)         14.78
10/31/00               14.53      0.37(6)         1.42           1.79        (0.36)        (0.44)        (0.80)         15.52
10/31/99               13.96      0.27            0.63           0.90        (0.29)        (0.04)        (0.33)         14.53

CLASS C
10/31/03               12.62      0.22(6)         2.68           2.90        (0.23)           --         (0.23)         15.29
10/31/02(4)            15.09      0.18(6)        (2.43)         (2.25)       (0.22)           --         (0.22)         12.62

CLASS I
10/31/03               12.73      0.38(6)         2.72           3.10        (0.38)           --         (0.38)         15.45
10/31/02               14.85      0.45(6)        (1.85)         (1.40)       (0.40)        (0.32)        (0.72)         12.73
10/31/01               15.59      0.54(6)         0.35           0.89        (0.50)        (1.13)        (1.63)         14.85
10/31/00(5)            14.47      0.11(6)         1.13           1.24        (0.12)           --         (0.12)         15.59



                                       See Notes to Financial Highlights on page 112.
                                             See Notes to Financial Statements.

96




                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                               NET ASSETS WITHOUT
                                                                                                              FEE WAIVERS, EXPENSES
                                                         RATIO OF            RATIO OF                        REIMBURSED AND/OR FEES
                                       NET ASSETS,       OPERATING         NET INVESTMENT                       REDUCED BY CREDITS
                                      END OF PERIOD     EXPENSES TO       INCOME TO AVERAGE     PORTFOLIO        ALLOWED BY THE
                     TOTAL RETURN(1)    (IN 000'S)   AVERAGE NET ASSETS      NET ASSETS       TURNOVER RATE       CUSTODIAN(2)
                     ---------------  -------------  ------------------   ----------------    -------------  ----------------------

REIT FUND
CLASS A
10/31/03(3)               26.43%        $  3,159           1.41%(7)            3.60%(7)             7%               1.41%(7)

CLASS B
10/31/03(3)               25.86%           2,808           2.13%(7)            2.88%(7)             7%               2.13%(7)

CLASS C
10/31/03(3)               25.88%           1,322           2.06%(7)            2.95%(7)             7%               2.06%(7)

CLASS I
10/31/03(3)               26.76%         182,138           0.92%(7)            4.09%(7)             7%               0.92%(7)

EQUITY INCOME FUND

CLASS A
10/31/03                  24.43%        $268,489           0.95%               2.43%               18%               0.95%
10/31/02                 (10.35)%        198,756           0.97%               2.77%               16%               0.97%
10/31/01                   5.92%         211,445           0.96%               3.17%               17%               0.97%
10/31/00                  13.73%         191,850           1.05%               3.39%               84%               1.05%
10/31/99                   7.36%         241,746           1.05%               2.61%               45%               1.05%

CLASS B
10/31/03                  23.19%         103,888           1.89%               1.49%               18%               1.89%
10/31/02                 (11.20)%         82,330           1.88%               1.86%               16%               1.88%
10/31/01                   5.09%          68,549           1.81%               2.32%               17%               1.82%
10/31/00                  12.84%          47,386           1.85%               2.59%               84%               1.85%
10/31/99                   6.46%          75,485           1.84%               1.82%               45%               1.84%

CLASS C
10/31/03                  23.29%           5,973           1.78%               1.60%               18%               1.78%
10/31/02(4)              (15.07)%          1,780           1.80%(7)            1.94%(7)            16%               1.80%(7)

CLASS I
10/31/03                  24.77%         529,665           0.61%               2.77%               18%               0.61%
10/31/02                 (10.04)%        350,185           0.63%               3.11%               16%               0.63%
10/31/01                   6.26%         252,453           0.64%               3.49%               17%               0.65%
10/31/00(5)                8.63%          96,436           0.72%(7)            3.72%(7)            84%               0.72%(7)

                                       See Notes to Financial Highlights on page 112.
                                            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                                ----------------------------------------   ---------------------------------------



                                                                                       DISTRIBUTIONS
                    NET ASSET       NET       NET REALIZED                  DIVIDENDS     FROM NET                    NET ASSET
                      VALUE,    INVESTMENT   AND UNREALIZED   TOTAL FROM    FROM NET      REALIZED                      VALUE,
                    BEGINNING     INCOME/    GAIN/(LOSS) ON   INVESTMENT   INVESTMENT     CAPITAL        TOTAL         END OF
                    OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS     INCOME        GAINS     DISTRIBUTIONS     PERIOD
                    ---------   ----------   --------------   ----------   ----------  ------------- -------------    ---------

GROWTH &
 INCOME FUND
CLASS A
10/31/03              $18.44     $ 0.22(6)      $ 3.11          $ 3.33      $(0.18)       $   --        $(0.18)        $21.59
10/31/02               22.34       0.17(6)       (3.68)          (3.51)      (0.03)        (0.36)        (0.39)         18.44
10/31/01               27.11       0.10          (3.63)          (3.53)      (0.07)        (1.17)        (1.24)         22.34
10/31/00               24.61       0.06           3.30            3.36       (0.03)        (0.83)        (0.86)         27.11
10/31/99               19.99       0.09(6)        4.62            4.71       (0.09)        (0.00)(9)     (0.09)         24.61

CLASS B
10/31/03               17.72       0.02(6)        3.00            3.02          --            --            --          20.74
10/31/02               21.67      (0.04)(6)      (3.55)          (3.59)      (0.00)(9)     (0.36)        (0.36)         17.72
10/31/01               26.49      (0.13)         (3.52)          (3.65)         --         (1.17)        (1.17)         21.67
10/31/00               24.24      (0.17)          3.25            3.08          --         (0.83)        (0.83)         26.49
10/31/99               19.77      (0.09)(6)       4.56            4.47          --            --            --          24.24

CLASS C
10/31/03               17.73       0.03(6)        2.98            3.01       (0.12)           --         (0.12)         20.62
10/31/02(4)            21.36      (0.01)(6)      (3.62)          (3.63)         --            --            --          17.73

CLASS I
10/31/03               18.52       0.29(6)        3.12            3.41       (0.25)           --         (0.25)         21.68
10/31/02               22.39       0.24(6)       (3.70)          (3.46)      (0.05)        (0.36)        (0.41)         18.52
10/31/01               27.16       0.18          (3.64)          (3.46)      (0.14)        (1.17)        (1.31)         22.39
10/31/00               24.65       0.14           3.31            3.45       (0.11)        (0.83)        (0.94)         27.16
10/31/99               20.03       0.16(6)        4.61            4.77       (0.15)        (0.00)(9)     (0.15)         24.65

WEST COAST
  EQUITY FUND

CLASS A
10/31/03              $23.73     $ 0.04(6)      $ 8.37          $ 8.41      $   --        $   --        $   --         $32.14
10/31/02               28.89       0.02(6)       (4.09)          (4.07)      (0.07)        (1.02)        (1.09)         23.73
10/31/01               36.23       0.11          (2.35)          (2.24)      (0.03)        (5.07)        (5.10)         28.89
10/31/00               32.04       0.10(6)        8.22            8.32          --         (4.13)        (4.13)         36.23
10/31/99               20.37      (0.05)         11.72           11.67          --            --            --          32.04

CLASS B
10/31/03               21.73      (0.20)(6)       7.61            7.41          --            --            --          29.14
10/31/02               26.71      (0.23)(6)      (3.73)          (3.96)      (0.00)(9)     (1.02)        (1.02)         21.73
10/31/01               34.12      (0.15)         (2.19)          (2.34)         --         (5.07)        (5.07)         26.71
10/31/00               30.63      (0.19)(6)       7.81            7.62          --         (4.13)        (4.13)         34.12
10/31/99               19.64      (0.25)         11.24           10.99          --            --            --          30.63

CLASS C
10/31/03               21.74      (0.18)(6)       7.64            7.46          --            --            --          29.20
10/31/02(4)            27.59      (0.14)(6)      (5.71)          (5.85)         --            --            --          21.74

CLASS I
10/31/03               23.83       0.13(6)        8.43            8.56          --            --            --          32.39
10/31/02               29.00       0.12(6)       (4.10)          (3.98)      (0.17)        (1.02)        (1.19)         23.83
10/31/01               36.34       0.20          (2.34)          (2.14)      (0.13)        (5.07)        (5.20)         29.00
10/31/00               32.04       0.22(6)        8.21            8.43          --         (4.13)        (4.13)         36.34
10/31/99(8)            29.72       0.01           2.31            2.32          --            --            --          32.04


                                       See Notes to Financial Highlights on page 112.
                                            See Notes to Financial Statements.

98





                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                               NET ASSETS WITHOUT
                                                                             RATIO OF                         FEE WAIVERS, EXPENSES
                                                         RATIO OF          NET INVESTMENT                    REIMBURSED AND/OR FEES
                                       NET ASSETS,       OPERATING          INCOME/(LOSS)                      REDUCED BY CREDITS
                                      END OF PERIOD     EXPENSES TO          TO AVERAGE         PORTFOLIO        ALLOWED BY THE
                     TOTAL RETURN(1)    (IN 000'S)   AVERAGE NET ASSETS      NET ASSETS       TURNOVER RATE       CUSTODIAN(2)
                     ---------------  -------------  ------------------   ----------------    -------------  ----------------------

GROWTH &
 INCOME FUND
CLASS A
10/31/03                  18.18%        $541,707          0.93%                1.12%               17%               0.93%
10/31/02                 (16.10)%        475,010          0.94%                0.79%               22%               0.94%
10/31/01                 (13.40)%        560,226          0.92%                0.40%               35%               0.92%
10/31/00                  13.95%         662,086          0.94%                0.21%               35%               0.94%
10/31/99                  23.57%         705,835          1.00%                0.37%               47%               1.00%

CLASS B
10/31/03                  16.99%         115,457          1.96%                0.09%               17%               1.96%
10/31/02                 (16.94)%        123,423          1.91%               (0.18)%              22%               1.91%
10/31/01                 (14.20)%        186,247          1.82%               (0.50)%              35%               1.82%
10/31/00                  13.01%         242,611          1.78%               (0.63)%              35%               1.78%
10/31/99                  22.61%         233,216          1.76%               (0.39)%              47%               1.84%

CLASS C
10/31/03                  17.08%             823          1.89%                0.16%               17%               1.89%
10/31/02(4)              (17.00)%            264          1.83%(7)            (0.10)%(7)           22%               1.83%(7)

CLASS I
10/31/03                  18.61%         895,547          0.59%                1.46%               17%               0.59%
10/31/02                 (15.84)%        671,191          0.60%                1.13%               22%               0.60%
10/31/01                 (13.12)%        768,550          0.58%                0.74%               35%               0.58%
10/31/00                  14.35%         725,241          0.60%                0.55%               35%               0.60%
10/31/99                  23.87%         461,629          0.67%                0.70%               47%               0.67%

WEST COAST
  EQUITY FUND

CLASS A
10/31/03                  35.44%        $523,308          1.02%                0.14%               14%               1.02%
10/31/02                 (14.94)%        375,821          1.05%                0.07%               16%               1.05%
10/31/01                  (6.55)%        427,215          1.01%                0.38%               27%               1.01%
10/31/00                  28.73%         442,253          1.02%                0.27%               42%               1.02%
10/31/99                  57.29%         338,980          1.15%               (0.21)%              41%               1.15%

CLASS B
10/31/03                  34.10%         122,221          2.01%               (0.85)%              14%               2.01%
10/31/02                 (15.73)%        102,208          2.00%               (0.88)%              16%               2.00%
10/31/01                  (7.40)%        109,655          1.89%               (0.50)%              27%               1.89%
10/31/00                  27.67%         116,672          1.84%               (0.55)%              42%               1.84%
10/31/99                  55.96%          77,658          1.99%               (1.05)%              41%               1.99%

CLASS C
10/31/03                  34.27%           3,593          1.90%               (0.74)%              14%               1.90%
10/31/02(4)              (21.20)%          1,341          1.96%(7)            (0.84)%(7)           16%               1.96%(7)

CLASS I
10/31/03                  35.92%         349,363          0.67%                0.49%               14%               0.67%
10/31/02                 (14.65)%        195,029          0.70%                0.42%               16%               0.70%
10/31/01                  (6.22)%        176,303          0.68%                0.71%               27%               0.68%
10/31/00                  29.11%         148,954          0.70%                0.59%               42%               0.70%
10/31/99(8)                7.81%           6,102          0.81%(7)             0.13%(7)            41%               0.81%(7)

                                       See Notes to Financial Highlights on page 112.
                                            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                                ----------------------------------------   ---------------------------------------



                                                                                       DISTRIBUTIONS
                    NET ASSET       NET       NET REALIZED                  DIVIDENDS     FROM NET                    NET ASSET
                      VALUE,    INVESTMENT   AND UNREALIZED   TOTAL FROM    FROM NET      REALIZED                      VALUE,
                    BEGINNING     INCOME/    GAIN/(LOSS) ON   INVESTMENT   INVESTMENT     CAPITAL        TOTAL         END OF
                    OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS     INCOME        GAINS     DISTRIBUTIONS     PERIOD
                    ---------   ----------   --------------   ----------   ----------  ------------- -------------    ---------

MID CAP STOCK FUND

CLASS A
10/31/03              $12.39     $ 0.01(6)      $  2.94         $  2.95     $   --        $   --        $   --         $15.34
10/31/02               13.50      (0.01)(6)       (0.60)          (0.61)        --         (0.50)        (0.50)         12.39
10/31/01               12.58      (0.03)(6)        1.00            0.97         --         (0.05)        (0.05)         13.50
10/31/00(10)           10.00      (0.02)(6)        2.60            2.58         --            --            --          12.58

CLASS B
10/31/03               12.09      (0.13)(6)        2.86            2.73         --            --            --          14.82
10/31/02               13.31      (0.15)(6)       (0.57)          (0.72)        --         (0.50)        (0.50)         12.09
10/31/01               12.51      (0.15)(6)        1.00            0.85         --         (0.05)        (0.05)         13.31
10/31/00(10)           10.00      (0.08)(6)        2.59            2.51         --            --            --          12.51

CLASS C
10/31/03               12.10      (0.12)(6)        2.85            2.73         --            --            --          14.83
10/31/02(4)            13.60      (0.10)(6)       (1.40)          (1.50)        --            --            --          12.10

CLASS I
10/31/03               12.51       0.06(6)         2.97            3.03      (0.04)           --         (0.04)         15.50
10/31/02               13.59       0.04(6)        (0.60)          (0.56)     (0.02)        (0.50)        (0.52)         12.51
10/31/01               12.62       0.04(6)         1.00            1.04      (0.02)        (0.05)        (0.07)         13.59
10/31/00(10)           10.00       0.02(6)         2.60            2.62         --            --            --          12.62

GROWTH FUND

CLASS A
10/31/03              $11.47     $(0.08)(6)     $  2.32         $  2.24     $   --        $   --        $   --         $13.71
10/31/02               15.23      (0.10)(6)       (3.66)          (3.76)        --            --            --          11.47
10/31/01               32.78      (0.09)(6)      (13.13)         (13.22)     (0.20)        (4.13)        (4.33)         15.23
10/31/00               29.71      (0.14)(6)        7.04            6.90         --         (3.83)        (3.83)         32.78
10/31/99               17.64      (0.21)(6)       14.11           13.90         --         (1.83)        (1.83)         29.71

CLASS B
10/31/03               10.55      (0.18)(6)        2.12            1.94         --            --            --          12.49
10/31/02               14.13      (0.21)(6)       (3.37)          (3.58)        --            --            --          10.55
10/31/01               30.78      (0.24)(6)      (12.24)         (12.48)     (0.04)        (4.13)        (4.17)         14.13
10/31/00               28.29      (0.38)(6)        6.70            6.32         --         (3.83)        (3.83)         30.78
10/31/99               16.99      (0.38)(6)       13.51           13.13         --         (1.83)        (1.83)         28.29

CLASS C
10/31/03               10.56      (0.14)(6)        2.13            1.99         --            --            --          12.55
10/31/02(4)            13.48      (0.11)(6)       (2.81)          (2.92)        --            --            --          10.56

CLASS I
10/31/03               11.74       0.00(6)(9)      2.39            2.39         --            --            --          14.13
10/31/02               15.48      (0.01)(6)       (3.73)          (3.74)        --            --            --          11.74
10/31/01               33.23       0.02(6)       (13.31)         (13.29)     (0.33)        (4.13)        (4.46)         15.48
10/31/00               29.96       0.01(6)         7.09            7.10         --         (3.83)        (3.83)         33.23
10/31/99               17.76      (0.11)(6)       14.14           14.03         --         (1.83)        (1.83)         29.96



                                       See Notes to Financial Highlights on page 112.
                                            See Notes to Financial Statements.

100





                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                               NET ASSETS WITHOUT
                                                                              RATIO OF                        FEE WAIVERS, EXPENSES
                                                         RATIO OF          NET INVESTMENT                    REIMBURSED AND/OR FEES
                                       NET ASSETS,       OPERATING         INCOME/(LOSS)                       REDUCED BY CREDITS
                                      END OF PERIOD     EXPENSES TO          TO AVERAGE         PORTFOLIO        ALLOWED BY THE
                     TOTAL RETURN(1)    (IN 000'S)   AVERAGE NET ASSETS      NET ASSETS       TURNOVER RATE       CUSTODIAN(2)
                     ---------------  -------------  ------------------   ----------------    -------------  ----------------------

MID CAP STOCK FUND

CLASS A
10/31/03                  23.81%        $ 38,676          1.16%                0.07%               28%               1.16%
10/31/02                  (4.86)%         28,248          1.25%               (0.10)%              27%               1.25%
10/31/01                   7.71%           6,165          1.36%               (0.25)%              33%               1.36%
10/31/00(10)              25.80%           2,451          1.40%(7)            (0.29)%(7)            9%               1.40%(7)

CLASS B
10/31/03                  22.50%          17,405          2.24%               (1.01)%              28%               2.24%
10/31/02                  (5.79)%         13,229          2.26%               (1.11)%              27%               2.26%
10/31/01                   6.79%          10,271          2.17%               (1.06)%              33%               2.17%
10/31/00(10)              25.10%           3,778          2.16%(7)            (1.05)%(7)            9%               2.16%(7)

CLASS C
10/31/03                  22.56%             550          2.15%               (0.92)%              28%               2.15%
10/31/02(4)              (11.03)%             55          2.24%(7)            (1.09)%(7)           27%               2.24%(7)

CLASS I
10/31/03                  24.27%         369,772          0.81%                0.42%               28%               0.81%
10/31/02                  (4.44)%        231,409          0.83%                0.32%               27%               0.83%
10/31/01                   8.29%         220,052          0.81%                0.30%               33%               0.81%
10/31/00(10)              26.20%         176,653          0.88%(7)             0.23%(7)             9%               0.88%(7)

GROWTH FUND

CLASS A
10/31/03                  19.53%        $114,757          1.62%               (0.66)%              71%               1.62%
10/31/02                 (24.69)%         94,848          1.69%               (0.74)%             170%               1.69%
10/31/01                 (45.77)%        151,893          1.52%               (0.43)%              99%               1.52%
10/31/00                  24.21%         341,777          1.30%               (0.39)%              92%               1.36%
10/31/99                  84.96%         240,363          1.27%               (0.84)%             119%               1.46%

CLASS B
10/31/03                  18.39%         129,239          2.54%               (1.58)%              71%               2.54%
10/31/02                 (25.34)%        128,007          2.54%               (1.59)%             170%               2.54%
10/31/01                 (46.19)%        220,108          2.31%               (1.22)%              99%               2.31%
10/31/00                  23.28%         481,935          2.05%               (1.14)%              92%               2.11%
10/31/99                  83.57%         226,507          2.03%               (1.60)%             119%               2.25%

CLASS C
10/31/03                  18.85%             565          2.19%               (1.23)%              71%               2.19%
10/31/02(4)              (21.66)%            199          2.38%(7)            (1.43)%(7)          170%               2.38%(7)

CLASS I
10/31/03                  20.27%         664,334          0.92%                0.04%               71%               0.92%
10/31/02                 (24.16)%        357,296          1.03%               (0.08)%             170%               1.03%
10/31/01                 (45.50)%        203,646          1.00%                0.09%               99%               1.00%
10/31/00                  24.73%         399,028          0.90%                0.01%               92%               0.96%
10/31/99                  85.13%         386,367          0.87%               (0.44)%             119%               1.06%


                                       See Notes to Financial Highlights on page 112.
                                            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                            ----------------------------------------  ---------------------------------------



                                                                                  DISTRIBUTIONS
               NET ASSET       NET       NET REALIZED                  DIVIDENDS     FROM NET                             NET ASSET
                 VALUE,    INVESTMENT   AND UNREALIZED   TOTAL FROM    FROM NET      REALIZED                               VALUE,
               BEGINNING     INCOME/    GAIN/(LOSS) ON   INVESTMENT   INVESTMENT     CAPITAL        TOTAL      REDEMPTION   END OF
               OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS     INCOME        GAINS     DISTRIBUTIONS     FEES      PERIOD
               ---------   ----------   --------------   ----------   ----------  ------------- -------------  ---------- ---------

SMALL CAP
 STOCK FUND

CLASS A
10/31/03         $ 8.21     $(0.09)(6)     $ 5.30          $ 5.21      $   --        $   --        $   --         $  --     $13.42
10/31/02          13.60      (0.14)(6)      (4.28)          (4.42)         --         (0.97)        (0.97)           --       8.21
10/31/01          26.67      (0.20)         (9.56)          (9.76)         --         (3.31)        (3.31)           --      13.60
10/31/00          19.61      (0.27)(6)      10.01            9.74          --         (2.68)        (2.68)           --      26.67
10/31/99          16.25      (0.20)(6)       6.36            6.16          --         (2.80)        (2.80)           --      19.61

CLASS B
10/31/03           7.40      (0.18)(6)       4.74            4.56          --            --            --            --      11.96
10/31/02          12.46      (0.23)(6)      (3.86)          (4.09)         --         (0.97)        (0.97)           --       7.40
10/31/01          24.93      (0.32)         (8.84)          (9.16)         --         (3.31)        (3.31)           --      12.46
10/31/00          18.61      (0.47)(6)       9.47            9.00          --         (2.68)        (2.68)           --      24.93
10/31/99          15.67      (0.34)(6)       6.08            5.74          --         (2.80)        (2.80)           --      18.61

CLASS C
10/31/03           7.42      (0.14)(6)       4.78            4.64          --            --            --            --      12.06
10/31/02(4)       11.51      (0.10)(6)      (3.99)          (4.09)         --            --            --            --       7.42

CLASS I
10/31/03           8.35      (0.02)(6)       5.43            5.41          --            --            --            --      13.76
10/31/02          13.74      (0.06)(6)      (4.36)          (4.42)         --         (0.97)        (0.97)           --       8.35
10/31/01          26.77      (0.06)         (9.66)          (9.72)         --         (3.31)        (3.31)           --      13.74
10/31/00(11)      24.98      (0.15)(6)       1.94            1.79          --            --            --            --      26.77

INTERNATIONAL
 GROWTH FUND

CLASS A
10/31/03         $ 6.76     $ 0.03(6)      $ 1.63          $ 1.66      $(0.04)       $   --        $(0.04)        $0.00(9)  $ 8.38
10/31/02           7.61      (0.02)(6)      (0.75)          (0.77)      (0.08)           --         (0.08)         0.00(9)    6.76
10/31/01          10.97      (0.02)         (2.67)          (2.69)      (0.01)        (0.66)        (0.67)           --       7.61
10/31/00          11.14      (0.03)(6)       0.00(9)        (0.03)      (0.14)        (0.00)(9)     (0.14)           --      10.97
10/31/99           8.86       0.01(6)        2.65            2.66       (0.27)        (0.11)        (0.38)           --      11.14

CLASS B
10/31/03           6.51      (0.05)(6)       1.57            1.52          --            --            --          0.00(9)    8.03
10/31/02           7.35      (0.09)(6)      (0.73)          (0.82)      (0.02)           --         (0.02)         0.00(9)    6.51
10/31/01          10.70      (0.10)         (2.58)          (2.68)      (0.01)        (0.66)        (0.67)           --       7.35
10/31/00          10.87      (0.12)(6)       0.02           (0.10)      (0.07)        (0.00)(9)     (0.07)           --      10.70
10/31/99           8.72      (0.08)(6)       2.60            2.52       (0.26)        (0.11)        (0.37)           --      10.87

CLASS C
10/31/03           6.53      (0.03)(6)       1.56            1.53       (0.04)           --         (0.04)         0.00(9)    8.02
10/31/02(4)        7.55      (0.05)(6)      (0.96)          (1.01)      (0.01)           --         (0.01)         0.00(9)    6.53

CLASS I
10/31/03           6.80       0.08(6)        1.64            1.72       (0.09)           --         (0.09)         0.00(9)    8.43
10/31/02           7.69       0.04(6)       (0.75)          (0.71)      (0.18)           --         (0.18)         0.00(9)    6.80
10/31/01          11.00       0.04          (2.68)          (2.64)      (0.01)        (0.66)        (0.67)           --       7.69
10/31/00          11.16       0.05(6)        0.00(9)         0.05       (0.21)        (0.00)(9)     (0.21)           --      11.00
10/31/99           8.83       0.07(6)        2.65            2.72       (0.28)        (0.11)        (0.39)           --      11.16



                                          See Notes to Financial Highlights on page 112.
                                                See Notes to Financial Statements.

102





                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                               NET ASSETS WITHOUT
                                                                              RATIO OF                        FEE WAIVERS, EXPENSES
                                                         RATIO OF          NET INVESTMENT                    REIMBURSED AND/OR FEES
                                       NET ASSETS,       OPERATING         INCOME/(LOSS)                       REDUCED BY CREDITS
                                      END OF PERIOD     EXPENSES TO          TO AVERAGE         PORTFOLIO        ALLOWED BY THE
                     TOTAL RETURN(1)    (IN 000'S)   AVERAGE NET ASSETS      NET ASSETS       TURNOVER RATE       CUSTODIAN(2)
                     ---------------  -------------  ------------------   ----------------    -------------  ----------------------

SMALL CAP
 STOCK FUND

CLASS A
10/31/03                 63.46%         $ 81,234           1.64%              (0.86)%              40%                1.64%
10/31/02                (35.71)%          42,984           1.68%              (1.20)%              21%                1.68%
10/31/01                (40.84)%          66,262           1.52%              (1.03)%              46%                1.52%
10/31/00                 53.57%          132,274           1.42%              (0.96)%              49%                1.43%
10/31/99                 42.60%           92,130           1.78%              (1.16)%              45%                1.94%

CLASS B
10/31/03                 61.62%           18,037           2.81%              (2.03)%              40%                2.81%
10/31/02                (36.36)%          14,238           2.64%              (2.16)%              21%                2.64%
10/31/01                (41.35)%          29,346           2.42%              (1.93)%              46%                2.42%
10/31/00                 52.34%           54,407           2.24%              (1.78)%              49%                2.25%
10/31/99                 41.32%           28,969           2.70%              (2.08)%              45%                2.86%

CLASS C
10/31/03                 62.53%              404           2.28%              (1.50)%              40%                2.28%
10/31/02(4)             (35.53)%              69           2.25%(7)           (1.77)%(7)           21%                2.25%(7)

CLASS I
10/31/03                 64.67%          337,271           0.96%              (0.18)%              40%                0.96%
10/31/02                (35.32)%         123,620           1.00%              (0.52)%              21%                1.00%
10/31/01                (40.49)%         134,462           0.97%              (0.48)%              46%                0.97%
10/31/00(11)              7.21%          150,073           0.98%(7)           (0.52)%(7)           49%                0.99%(7)

INTERNATIONAL
 GROWTH FUND

CLASS A
10/31/03                 24.75%         $ 26,429           1.70%               0.47%               19%                1.70%
10/31/02                (10.36)%          21,317           1.93%              (0.20)%              25%                1.93%
10/31/01                (25.99)%          16,636           1.93%              (0.25)%              27%                1.93%
10/31/00                 (0.43)%          28,997           1.78%              (0.25)%              37%                1.78%
10/31/99                 31.15%           28,618           1.88%               0.13%              164%                1.89%

CLASS B
10/31/03                 23.35%            4,020           2.91%              (0.74)%              19%                2.91%
10/31/02                (11.23)%           4,732           2.91%              (1.18)%              25%                2.91%
10/31/01                (26.68)%           7,172           2.74%              (1.06)%              27%                2.74%
10/31/00                 (1.03)%          12,272           2.48%              (0.95)%              37%                2.48%
10/31/99                 29.87%           11,101           2.80%              (0.79)%             164%                2.81%

CLASS C
10/31/03                 23.57%               91           2.64%              (0.47)%              19%                2.64%
10/31/02(4)             (13.34)%              53           2.67%(7)           (0.94)%(7)           25%                2.67%(7)

CLASS I
10/31/03                 25.56%          317,493           1.07%               1.10%               19%                1.07%
10/31/02                 (9.61)%         185,137           1.19%               0.54%               25%                1.19%
10/31/01                (25.53)%         124,886           1.18%               0.50%               27%                1.18%
10/31/00                  0.26%          145,176           1.14%               0.39%               37%                1.14%
10/31/99                 31.98%          163,610           1.28%               0.73%              164%                1.29%



                                        See Notes to Financial Highlights on page 112.
                                             See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS
                                ----------------------------------------




                    NET ASSET                 NET REALIZED                  DIVIDENDS     NET ASSET
                      VALUE,        NET      AND UNREALIZED   TOTAL FROM    FROM NET        VALUE,
                    BEGINNING   INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   INVESTMENT      END OF
                    OF PERIOD     INCOME      INVESTMENTS     OPERATIONS     INCOME        PERIOD
                    ---------   ----------   --------------   ----------   ----------     ---------

SHORT TERM
 INCOME FUND

CLASS A
10/31/03             $ 2.34      $0.09         $ 0.06          $ 0.15      $(0.10)        $ 2.39
10/31/02               2.41       0.12          (0.07)           0.05       (0.12)          2.34
10/31/01               2.29       0.13           0.12            0.25       (0.13)          2.41
10/31/00               2.29       0.13          (0.00)(9)        0.13       (0.13)          2.29
10/31/99               2.35       0.13(6)       (0.06)           0.07       (0.13)          2.29

CLASS B
10/31/03               2.34       0.07           0.06            0.13       (0.08)          2.39
10/31/02               2.41       0.10          (0.07)           0.03       (0.10)          2.34
10/31/01               2.29       0.12           0.12            0.24       (0.12)          2.41
10/31/00               2.29       0.11          (0.00)(9)        0.11       (0.11)          2.29
10/31/99               2.35       0.10(6)       (0.06)           0.04       (0.10)          2.29

CLASS C
10/31/03               2.34       0.07           0.06            0.13       (0.08)          2.39
10/31/02(4)            2.37       0.07          (0.03)           0.04       (0.07)          2.34

CLASS I
10/31/03               2.34       0.09           0.06            0.15       (0.10)          2.39
10/31/02               2.41       0.13          (0.07)           0.06       (0.13)          2.34
10/31/01               2.29       0.15           0.12            0.27       (0.15)          2.41
10/31/00               2.29       0.14          (0.00)(9)        0.14       (0.14)          2.29
10/31/99               2.35       0.13(6)       (0.06)           0.07       (0.13)          2.29

U.S. GOVERNMENT
 SECURITIES FUND

CLASS A
10/31/03             $11.19      $0.40(6)      $(0.19)         $ 0.21      $(0.51)        $10.89
10/31/02              11.20       0.54           0.04            0.58       (0.59)         11.19
10/31/01              10.55       0.62           0.65            1.27       (0.62)         11.20
10/31/00              10.51       0.63           0.04            0.67       (0.63)         10.55
10/31/99              10.98       0.62          (0.47)           0.15       (0.62)         10.51

CLASS B
10/31/03              11.18       0.32(6)       (0.19)           0.13       (0.43)         10.88
10/31/02              11.19       0.46           0.03            0.50       (0.51)         11.18
10/31/01              10.54       0.54           0.65            1.19       (0.54)         11.19
10/31/00              10.50       0.56           0.04            0.60       (0.56)         10.54
10/31/99              10.97       0.54          (0.48)           0.06       (0.53)         10.50

CLASS C
10/31/03              11.18       0.32(6)       (0.20)           0.12       (0.43)         10.87
10/31/02(4)           11.00       0.33           0.18            0.51       (0.33)         11.18

CLASS I
10/31/03              11.19       0.44(6)       (0.19)           0.25       (0.55)         10.89
10/31/02              11.20       0.58           0.04            0.62       (0.63)         11.19
10/31/01              10.55       0.66           0.65            1.31       (0.66)         11.20
10/31/00              10.51       0.67           0.04            0.71       (0.67)         10.55
10/31/99              10.99       0.66          (0.51)           0.15       (0.63)         10.51


                         See Notes to Financial Highlights on page 112.
                              See Notes to Financial Statements.

104





                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                      ---------------------------------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                               NET ASSETS WITHOUT
                                                                                                              FEE WAIVERS, EXPENSES
                                                         RATIO OF            RATIO OF                        REIMBURSED AND/OR FEES
                                       NET ASSETS,       OPERATING         NET INVESTMENT                       REDUCED BY CREDITS
                                      END OF PERIOD     EXPENSES TO       INCOME TO AVERAGE     PORTFOLIO        ALLOWED BY THE
                     TOTAL RETURN(1)    (IN 000'S)   AVERAGE NET ASSETS      NET ASSETS       TURNOVER RATE       CUSTODIAN(2)
                     ---------------  -------------  ------------------   ----------------    -------------  ----------------------

SHORT TERM
 INCOME FUND

CLASS A
10/31/03                  6.28%         $ 71,920          0.84%                3.58%               33%               0.97%
10/31/02                  2.18%           28,106          0.96%                5.03%               28%               1.09%
10/31/01                 11.31%           18,929          0.83%                5.63%               27%               1.15%
10/31/00                 (5.70)%          20,224          0.99%                5.55%               14%               1.29%
10/31/99                  2.84%           27,059          0.82%                5.22%               85%               1.16%

CLASS B
10/31/03                  5.49%           44,310          1.59%                2.83%               33%               1.70%
10/31/02                  1.41%           24,621          1.71%                4.28%               28%               1.77%
10/31/01                 10.52%            6,595          1.54%                4.92%               27%               1.86%
10/31/00                  5.12%            3,461          1.55%                4.99%               14%               1.85%
10/31/99                  1.79%            4,597          1.60%                4.44%               85%               1.94%

CLASS C
10/31/03                  5.48%           17,843          1.59%                2.83%               33%               1.65%
10/31/02(4)               1.61%            5,743          1.68%(7)             4.31%(7)            28%               1.68%(7)

CLASS I
10/31/03                  6.55%          129,443          0.59%                3.83%               33%               0.59%
10/31/02                  2.53%           89,210          0.61%                5.38%               28%               0.61%
10/31/01                 11.93%          110,710          0.27%                6.19%               27%               0.59%
10/31/00                  6.43%           93,741          0.30%                6.24%               14%               0.60%
10/31/99                  2.93%          138,955          0.37%                5.67%               85%               0.71%

U.S. GOVERNMENT
 SECURITIES FUND

CLASS A
10/31/03                  1.94%         $176,859          0.93%                3.59%               62%               0.93%
10/31/02                  5.37%          196,222          0.96%                4.91%               48%               0.96%
10/31/01                 12.39%          174,047          0.95%                5.71%               30%               0.95%
10/31/00                  6.65%          168,728          0.96%                6.12%               13%               0.99%
10/31/99                  1.38%          221,592          0.96%                5.76%               55%               1.04%

CLASS B
10/31/03                  1.20%          251,153          1.66%                2.86%               62%               1.66%
10/31/02                  4.62%          271,440          1.68%                4.19%               48%               1.68%
10/31/01                 11.59%          128,155          1.67%                4.99%               30%               1.67%
10/31/00                  5.91%           55,071          1.66%                5.42%               13%               1.69%
10/31/99                  0.53%           72,751          1.70%                5.02%               55%               1.78%

CLASS C
10/31/03                  1.12%           13,354          1.64%                2.88%               62%               1.64%
10/31/02(4)               4.74%           11,634          1.63%(7)             4.24%(7)            48%               1.63%(7)

CLASS I
10/31/03                  2.32%          658,676          0.57%                3.95%               62%               0.57%
10/31/02                  5.77%          365,912          0.58%                5.29%               48%               0.58%
10/31/01                 12.81%          301,656          0.57%                6.09%               30%               0.57%
10/31/00                  7.07%          247,204          0.56%                6.52%               13%               0.59%
10/31/99                  1.43%          184,708          0.60%                6.12%               55%               0.68%

                                      See Notes to Financial Highlights on page 112.
                                           See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                                ----------------------------------------   ---------------------------------------



                                                                                       DISTRIBUTIONS
                    NET ASSET                 NET REALIZED                  DIVIDENDS     FROM NET                    NET ASSET
                      VALUE,        NET      AND UNREALIZED   TOTAL FROM    FROM NET      REALIZED                      VALUE,
                    BEGINNING   INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   INVESTMENT     CAPITAL        TOTAL         END OF
                    OF PERIOD     INCOME      INVESTMENTS     OPERATIONS     INCOME        GAINS     DISTRIBUTIONS     PERIOD
                    ---------   ----------   --------------   ----------   ----------  ------------- -------------    ---------

INCOME FUND

CLASS A
10/31/03              $9.02      $0.51          $ 0.38          $ 0.89      $(0.56)       $   --        $(0.56)        $9.35
10/31/02               9.32       0.60           (0.28)           0.32       (0.62)           --         (0.62)         9.02
10/31/01               8.90       0.62            0.43            1.05       (0.63)           --         (0.63)         9.32
10/31/00               8.99       0.62           (0.09)           0.53       (0.62)           --         (0.62)         8.90
10/31/99               9.44       0.63           (0.45)           0.18       (0.63)           --         (0.63)         8.99

CLASS B
10/31/03               9.04       0.44            0.38            0.82       (0.49)           --         (0.49)         9.37
10/31/02               9.35       0.54           (0.29)           0.25       (0.56)           --         (0.56)         9.04
10/31/01               8.92       0.56            0.44            1.00       (0.57)           --         (0.57)         9.35
10/31/00               9.00       0.56           (0.08)           0.48       (0.56)           --         (0.56)         8.92
10/31/99               9.45       0.56           (0.45)           0.11       (0.56)           --         (0.56)         9.00

CLASS C
10/31/03               9.04       0.45            0.38            0.83       (0.50)           --         (0.50)         9.37
10/31/02(4)            9.21       0.37           (0.17)           0.20       (0.37)           --         (0.37)         9.04

CLASS I
10/31/03               9.03       0.55            0.38            0.93       (0.60)           --         (0.60)         9.36
10/31/02               9.34       0.64           (0.29)           0.35       (0.66)           --         (0.66)         9.03
10/31/01               8.91       0.66            0.44            1.10       (0.67)           --         (0.67)         9.34
10/31/00               8.99       0.66           (0.08)           0.58       (0.66)           --         (0.66)         8.91
10/31/99               9.44       0.65           (0.45)           0.20       (0.65)           --         (0.65)         8.99

HIGH YIELD FUND

CLASS A
10/31/03              $6.63      $0.61(6)       $ 1.31          $ 1.92      $(0.67)       $   --        $(0.67)        $7.88
10/31/02               7.44       0.71           (0.72)          (0.01)      (0.80)           --         (0.80)         6.63
10/31/01               8.50       0.84           (1.00)          (0.16)      (0.90)           --         (0.90)         7.44
10/31/00               8.92       0.90(6)        (0.43)           0.47       (0.89)           --         (0.89)         8.50
10/31/99               8.86       0.91(6)         0.14(12)        1.05       (0.94)        (0.05)        (0.99)         8.92

CLASS B
10/31/03               6.66       0.56(6)         1.31            1.87       (0.62)           --         (0.62)         7.91
10/31/02               7.47       0.66           (0.72)          (0.06)      (0.75)           --         (0.75)         6.66
10/31/01               8.54       0.78           (1.01)          (0.23)      (0.84)           --         (0.84)         7.47
10/31/00               8.97       0.84(6)        (0.43)           0.41       (0.84)           --         (0.84)         8.54
10/31/99               8.90       0.86(6)         0.15(12)        1.01       (0.89)        (0.05)        (0.94)         8.97

CLASS C
10/31/03               6.67       0.56(6)         1.30            1.86       (0.62)           --         (0.62)         7.91
10/31/02(4)            7.55       0.46           (0.86)          (0.40)      (0.48)           --         (0.48)         6.67

CLASS I
10/31/03               6.62       0.63(6)         1.30            1.93       (0.69)           --         (0.69)         7.86
10/31/02               7.43       0.73           (0.72)           0.01       (0.82)           --         (0.82)         6.62
10/31/01               8.48       0.87           (0.99)          (0.12)      (0.93)           --         (0.93)         7.43
10/31/00               8.91       0.93(6)        (0.43)           0.50       (0.93)           --         (0.93)         8.48
10/31/99               8.85       0.98(6)         0.11(12)        1.09       (0.98)        (0.05)        (1.03)         8.91


                                       See Notes to Financial Highlights on page 112.
                                             See Notes to Financial Statements.

106





                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                      ---------------------------------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                               NET ASSETS WITHOUT
                                                                                                              FEE WAIVERS, EXPENSES
                                                         RATIO OF             RATIO OF                       REIMBURSED AND/OR FEES
                                       NET ASSETS,       OPERATING         NET INVESTMENT                       REDUCED BY CREDITS
                                      END OF PERIOD     EXPENSES TO       INCOME TO AVERAGE     PORTFOLIO        ALLOWED BY THE
                     TOTAL RETURN(1)    (IN 000'S)   AVERAGE NET ASSETS      NET ASSETS       TURNOVER RATE       CUSTODIAN(2)
                     ---------------  -------------  ------------------   ----------------    -------------  ----------------------

INCOME FUND

CLASS A
10/31/03                 10.10%         $153,654          0.94%               5.42%                33%               0.94%
10/31/02                  3.63%          130,512          0.97%               6.61%                20%               0.97%
10/31/01                 12.21%          120,508          0.97%               6.86%                35%               0.97%
10/31/00                  6.16%          131,665          1.02%               6.98%                32%               1.03%
10/31/99                  1.98%          172,217          1.06%               6.84%                19%               1.10%

CLASS B
10/31/03                  9.31%          194,396          1.65%               4.71%                33%               1.65%
10/31/02                  2.79%          142,186          1.68%               5.90%                20%               1.68%
10/31/01                 11.52%           72,472          1.69%               6.14%                35%               1.69%
10/31/00                  5.53%           39,347          1.73%               6.27%                32%               1.74%
10/31/99                  1.12%           42,715          1.81%               6.09%                19%               1.85%

CLASS C
10/31/03                  9.33%           15,274          1.63%               4.73%                33%               1.63%
10/31/02(4)               2.25%            7,710          1.62%(7)            5.96%(7)             20%               1.62%(7)

CLASS I
10/31/03                 10.51%          679,139          0.56%               5.80%                33%               0.56%
10/31/02                  3.94%          487,376          0.56%               7.02%                20%               0.56%
10/31/01                 12.78%          387,998          0.56%               7.27%                35%               0.56%
10/31/00                  6.72%          286,979          0.60%               7.40%                32%               0.61%
10/31/99                  2.24%           76,145          0.68%               7.22%                19%               0.72%

HIGH YIELD FUND

CLASS A
10/31/03                 30.13%         $ 48,618          0.97%               8.24%                61%               0.97%
10/31/02                 (0.48)%          13,563          1.03%               9.72%                60%               1.03%
10/31/01                 (1.97)%           9,035          1.08%              10.47%                27%               1.09%
10/31/00                  5.28%            8,182          1.08%              10.08%                40%               1.08%
10/31/99                 12.26%            5,827          0.73%              10.17%                30%               1.37%

CLASS B
10/31/03                 29.08%           83,665          1.73%               7.48%                61%               1.73%
10/31/02                 (1.17)%          44,004          1.78%               8.97%                60%               1.78%
10/31/01                 (2.72)%          35,391          1.77%               9.78%                27%               1.78%
10/31/00                  4.46%           32,881          1.78%               9.38%                40%               1.78%
10/31/99                 11.44%           21,259          1.29%               9.61%                30%               1.93%

CLASS C
10/31/03                 29.08%           24,540          1.71%               7.50%                61%               1.71%
10/31/02(4)              (5.66)%           2,556          1.78%(7)            8.97%(7)             60%               1.78%(7)

CLASS I
10/31/03                 30.44%          424,781          0.64%               8.57%                61%               0.64%
10/31/02                 (0.15)%         244,937          0.68%              10.07%                60%               0.68%
10/31/01                 (1.49)%         201,385          0.68%              10.87%                27%               0.69%
10/31/00                  5.54%          168,097          0.72%              10.44%                40%               0.72%
10/31/99                 12.75%           44,662          0.21%              10.69%                30%               0.85%


                                      See Notes to Financial Highlights on page 112.
                                           See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                                ----------------------------------------   ---------------------------------------



                                                                                       DISTRIBUTIONS
                    NET ASSET                 NET REALIZED                  DIVIDENDS     FROM NET                    NET ASSET
                      VALUE,        NET      AND UNREALIZED   TOTAL FROM    FROM NET      REALIZED                      VALUE,
                    BEGINNING   INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   INVESTMENT     CAPITAL        TOTAL         END OF
                    OF PERIOD     INCOME      INVESTMENTS     OPERATIONS     INCOME        GAINS     DISTRIBUTIONS     PERIOD
                    ---------   ----------   --------------   ----------   ----------  ------------- -------------    ---------

TAX-EXEMPT
 BOND FUND

CLASS A
10/31/03             $ 7.95      $0.34          $ 0.08          $ 0.42      $(0.34)       $(0.07)       $(0.41)        $ 7.96
10/31/02               7.93       0.35            0.03            0.38       (0.35)        (0.01)        (0.36)          7.95
10/31/01               7.55       0.37            0.38            0.75       (0.37)           --         (0.37)          7.93
10/31/00               7.41       0.40            0.14            0.54       (0.40)           --         (0.40)          7.55
10/31/99               8.11       0.41           (0.70)          (0.29)      (0.41)           --         (0.41)          7.41

CLASS B
10/31/03               7.95       0.28            0.08            0.36       (0.28)        (0.07)        (0.35)          7.96
10/31/02               7.93       0.29            0.03            0.32       (0.29)        (0.01)        (0.30)          7.95
10/31/01               7.55       0.31            0.38            0.69       (0.31)           --         (0.31)          7.93
10/31/00               7.41       0.34            0.14            0.48       (0.34)           --         (0.34)          7.55
10/31/99               8.11       0.35           (0.70)          (0.35)      (0.35)           --         (0.35)          7.41

CLASS C
10/31/03               7.95       0.28            0.08            0.36       (0.28)        (0.07)        (0.35)          7.96
10/31/02(4)            7.83       0.20            0.12            0.32       (0.20)           --         (0.20)          7.95

CALIFORNIA
 MUNICIPAL FUND

CLASS A
10/31/03             $11.35      $0.47          $(0.06)         $ 0.41      $(0.47)       $(0.07)       $(0.54)        $11.22
10/31/02              11.34       0.50            0.00(9)         0.50       (0.49)           --         (0.49)         11.35
10/31/01              10.81       0.53            0.53            1.06       (0.53)           --         (0.53)         11.34
10/31/00              10.43       0.55            0.38            0.93       (0.55)           --         (0.55)         10.81
10/31/99              11.46       0.54           (0.94)          (0.40)      (0.57)        (0.06)        (0.63)         10.43

CLASS B
10/31/03              11.35       0.38           (0.06)           0.32       (0.38)        (0.07)        (0.45)         11.22
10/31/02              11.34       0.42            0.00(9)         0.42       (0.41)           --         (0.41)         11.35
10/31/01              10.81       0.44            0.53            0.97       (0.44)           --         (0.44)         11.34
10/31/00              10.43       0.48            0.38            0.86       (0.48)           --         (0.48)         10.81
10/31/99              11.46       0.48           (0.97)          (0.49)      (0.48)        (0.06)        (0.54)         10.43

CLASS C
10/31/03              11.35       0.38           (0.06)           0.32       (0.38)        (0.07)        (0.45)         11.22
10/31/02(4)           11.20       0.28            0.14            0.42       (0.27)           --         (0.27)         11.35


                                       See Notes to Financial Highlights on page 112.
                                            See Notes to Financial Statements.

108





                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                      ---------------------------------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                               NET ASSETS WITHOUT
                                                                                                              FEE WAIVERS, EXPENSES
                                                         RATIO OF             RATIO OF                       REIMBURSED AND/OR FEES
                                       NET ASSETS,       OPERATING         NET INVESTMENT                       REDUCED BY CREDITS
                                      END OF PERIOD     EXPENSES TO       INCOME TO AVERAGE     PORTFOLIO        ALLOWED BY THE
                     TOTAL RETURN(1)    (IN 000'S)   AVERAGE NET ASSETS      NET ASSETS       TURNOVER RATE       CUSTODIAN(2)
                     ---------------  -------------  ------------------   ----------------    -------------  ----------------------

TAX-EXEMPT
 BOND FUND

CLASS A
10/31/03                  5.31%         $207,433          0.88%               4.20%                47%               0.88%
10/31/02                  5.02%          213,673          0.90%               4.49%                46%               0.90%
10/31/01                 10.16%          219,883          0.89%               4.75%                44%               0.89%
10/31/00                  7.52%          207,309          0.88%               5.41%                28%               0.90%
10/31/99                 (3.77)%         247,814          0.89%               5.16%                57%               0.89%

CLASS B
10/31/03                  4.53%           45,061          1.62%               3.46%                47%               1.62%
10/31/02                  4.25%           47,308          1.64%               3.75%                46%               1.64%
10/31/01                  9.35%           43,978          1.63%               4.01%                44%               1.63%
10/31/00                  6.73%           26,332          1.61%               4.68%                28%               1.63%
10/31/99                 (4.52)%          25,059          1.64%               4.41%                57%               1.64%

CLASS C
10/31/03                  4.54%            4,332          1.61%               3.47%                47%               1.61%
10/31/02(4)               4.06%            2,395          1.61%(7)            3.78%(7)             46%               1.61%(7)

CALIFORNIA
 MUNICIPAL FUND

CLASS A
10/31/03                  3.69%         $252,511          0.85%               4.14%                34%               0.85%
10/31/02                  4.57%          286,095          0.86%               4.39%                48%               0.86%
10/31/01                  9.99%          291,132          0.85%               4.74%                52%               0.86%
10/31/00                  9.33%          248,941          0.87%               5.30%                40%               0.88%
10/31/99                 (3.87)%         283,929          0.88%               4.94%                92%               0.91%

CLASS B
10/31/03                  2.92%          255,445          1.59%               3.40%                34%               1.59%
10/31/02                  3.79%          295,662          1.60%               3.65%                48%               1.60%
10/31/01                  9.19%          237,594          1.58%               4.01%                52%               1.59%
10/31/00                  8.53%          160,086          1.60%               4.57%                40%               1.61%
10/31/99                 (4.62)%         133,842          1.63%               4.19%                92%               1.66%

CLASS C
10/31/03                  2.92%            8,193          1.59%               3.40%                34%               1.59%
10/31/02(4)               3.77%            6,665          1.58%(7)            3.67%(7)             48%               1.58%(7)


                                          See Notes to Financial Highlights on page 112.
                                                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                                ----------------------------------------   ---------------------------------------



                                                                                       DISTRIBUTIONS
                    NET ASSET                 NET REALIZED                  DIVIDENDS     FROM NET                    NET ASSET
                      VALUE,        NET      AND UNREALIZED   TOTAL FROM    FROM NET      REALIZED                      VALUE,
                    BEGINNING   INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   INVESTMENT     CAPITAL        TOTAL         END OF
                    OF PERIOD     INCOME      INVESTMENTS     OPERATIONS     INCOME        GAINS     DISTRIBUTIONS     PERIOD
                    ---------   ----------   --------------   ----------   ----------  ------------- -------------    ---------

CALIFORNIA INSURED
 INTERMEDIATE
 MUNICIPAL FUND

CLASS A
10/31/03             $11.08      $0.35          $0.12           $0.47       $(0.35)       $(0.06)       $(0.41)        $11.14
10/31/02              10.98       0.39           0.15            0.54        (0.39)        (0.05)        (0.44)         11.08
10/31/01              10.58       0.44           0.49            0.93        (0.44)        (0.09)        (0.53)         10.98
10/31/00              10.30       0.44           0.31            0.75        (0.44)        (0.03)        (0.47)         10.58
10/31/99              11.02       0.44(6)       (0.55)          (0.11)       (0.45)        (0.16)        (0.61)         10.30

CLASS B
10/31/03              11.08       0.27           0.12            0.39        (0.27)        (0.06)        (0.33)         11.14
10/31/02              10.98       0.31           0.15            0.46        (0.31)        (0.05)        (0.36)         11.08
10/31/01              10.58       0.36           0.49            0.85        (0.36)        (0.09)        (0.45)         10.98
10/31/00              10.30       0.36           0.31            0.67        (0.36)        (0.03)        (0.39)         10.58
10/31/99              11.02       0.36(6)       (0.56)          (0.20)       (0.36)        (0.16)        (0.52)         10.30

CLASS C
10/31/03              11.08       0.27           0.12            0.39        (0.27)        (0.06)        (0.33)         11.14
10/31/02(4)           10.90       0.21           0.18            0.39        (0.21)           --         (0.21)         11.08


                                        See Notes to Financial Highlights on page 112.
                                              See Notes to Financial Statements.

110





                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                      ---------------------------------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                               NET ASSETS WITHOUT
                                                                                                              FEE WAIVERS, EXPENSES
                                                         RATIO OF             RATIO OF                       REIMBURSED AND/OR FEES
                                       NET ASSETS,       OPERATING         NET INVESTMENT                       REDUCED BY CREDITS
                                      END OF PERIOD     EXPENSES TO       INCOME TO AVERAGE     PORTFOLIO        ALLOWED BY THE
                     TOTAL RETURN(1)    (IN 000'S)   AVERAGE NET ASSETS      NET ASSETS       TURNOVER RATE       CUSTODIAN(2)
                     ---------------  -------------  ------------------   ----------------    -------------  ----------------------

CALIFORNIA INSURED
 INTERMEDIATE
 MUNICIPAL FUND

CLASS A
10/31/03                  4.29%          $75,231          0.77%                3.15%               65%               0.86%
10/31/02                  5.12%           57,102          0.70%                3.59%               28%               0.89%
10/31/01                  9.00%           39,996          0.73%                4.09%               23%               0.92%
10/31/00                  7.37%           29,657          0.91%                4.19%               45%               0.93%
10/31/99                 (1.11)%          31,253          0.89%                4.13%               93%               0.97%

CLASS B
10/31/03                  3.51%           93,448          1.53%                2.39%               65%               1.62%
10/31/02                  4.32%           89,240          1.46%                2.83%               28%               1.65%
10/31/01                  8.19%           51,525          1.48%                3.34%               23%               1.67%
10/31/00                  6.57%           35,685          1.66%                3.44%               45%               1.68%
10/31/99                 (1.89)%          35,501          1.64%                3.38%               93%               1.72%

CLASS C
10/31/03                  3.50%           10,317          1.53%                2.39%               65%               1.62%
10/31/02(4)               3.58%            7,953          1.45%(7)             2.84%(7)            28%               1.64%(7)


                                          See Notes to Financial Highlights on page 112.
                                                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS

(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
(3)  The REIT Fund commenced operations on March 1, 2003.
(4)  The Funds commenced selling Class C shares on March 1, 2002.
(5)  The Equity Income Fund commenced selling Class I shares on August 1,
     2000.
(6)  Per share numbers have been calculated using the average shares method.
(7)  Annualized.
(8)  The West Coast Equity Fund commenced selling Class I shares on June 7,
     1999.
(9)  Amount represents less than $0.01 per share.
(10) The Mid Cap Stock Fund commenced operations on March 1, 2000.
(11) The Small Cap Stock Fund commenced selling Class I shares on
     January 5, 2000.
(12) The amount shown may not agree with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.



                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

WM GROUP OF FUNDS

1.   ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") and WM Trust II ("Trust II") (collectively, the "Trusts") were organized as Massachusetts business trusts on September 19, 1997 and February 22, 1989, respectively. The Trusts are each registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. Trust I and Trust II consist of 18 funds (each a "Fund," collectively, the "Funds"), 15 of which are presented in this report. The REIT Fund commenced operations on March 1, 2003. Financial statements for the other Funds included in the Trusts are presented in a separate report. The Funds being reported on are as follows:

     TRUST I                            TRUST II
     EQUITY FUNDS                       EQUITY FUNDS
     REIT Fund                          Growth Fund
     Equity Income Fund                 Small Cap Stock Fund
     Growth & Income Fund               International Growth Fund
     West Coast Equity Fund
     Mid Cap Stock Fund

     FIXED-INCOME FUNDS                 FIXED-INCOME FUND
     U.S. Government Securities Fund    Short Term Income Fund
     Income Fund
     High Yield Fund
                                        MUNICIPAL FUNDS
     MUNICIPAL FUND                     California Municipal Fund
     Tax-Exempt Bond Fund               California Insured Intermediate
                                          Municipal Fund

WM Advisors, Inc. (the "Advisor" or "WM Advisors") serves as investment advisor to the Trusts. The Advisor is a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Trusts are authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each of the Fixed-Income Funds and the Equity Funds offer four classes of shares: Class A shares, Class B shares, Class C shares and Class I shares. Each of the Municipal Funds currently offers Class A shares, Class B shares and Class C shares. Class A shares of the Funds are generally subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are subject to an initial sales charge at the time of purchase and are subject to a CDSC if redeemed within one year from the date of purchase. In addition, redemptions from International Growth Fund, Class A shares, including exchange redemptions, within 90 days of purchase are subject to a redemption fee equal to 2.00% of the redemption proceeds, which will be retained by the Fund. Class I shares are sold exclusively to the various investment portfolios of the WM Strategic Asset Management Portfolios, LLC (the "Portfolios"), an affiliated open-end management investment company, and affiliates of Washington Mutual and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge or CDSC.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Securities that are primarily traded on a U.S. exchange (excluding securities traded through the Nasdaq National Market System, which are valued at the Nasdaq official close price) are valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and the U.S. Government Securities System) are valued at the mean of the current bid and asked prices.

WM GROUP OF FUNDS

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent using prevailing exchange rates on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Fund enters into repurchase agreements.

FUTURES CONTRACTS:

Certain Funds may enter into futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/ (depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts."

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

WM GROUP OF FUNDS

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the "Statements of Assets and Liabilities". Realized and unrealized gains and losses are included in the "Statements of Operations". These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the "Statement of Assets and Liabilities". Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; and (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within a Fund's limitation on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fixed-Income Funds and the Municipal Funds are declared daily and paid monthly. Dividends from net investment income of the REIT and Equity Income Funds are declared and paid quarterly. Dividends from any net investment income of the Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds are declared and paid annually. Distributions of any net capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund.

WM GROUP OF FUNDS

At October 31, 2003, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                        INCREASE/        INCREASE/
                                                       (DECREASE)       (DECREASE)
                                        INCREASE/     UNDISTRIBUTED    ACCUMULATED
                                       (DECREASE)     NET INVESTMENT   NET REALIZED
                                    PAID-IN CAPITAL   INCOME/(LOSS)     GAIN/(LOSS)
                                         (000S)          (000S)           (000S)
                                    ---------------   --------------   ------------
REIT Fund                              $     --         $  (524)         $   524
Equity Income Fund                           --            (705)             705
West Coast Equity Fund                       --            (459)             459
Growth Fund                              (3,060)          2,360              700
Small Cap Stock Fund                     (1,131)          1,131               --
International Growth Fund                                 1,994           (1,994)
Short Term Income Fund                     (207)            493             (286)
U.S. Government Securities Fund         (33,964)         10,102           23,862
Income Fund                             (11,487)          5,709            5,778
High Yield Fund                              --           4,072           (4,072)
Tax-Exempt Bond Fund                        410              75             (485)
California Municipal Fund                    --              (6)               6
California Insured Intermediate
    Municipal Fund                          417              (3)            (414)

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds based upon the relative average net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trusts. The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

                                    FROM $0   FROM $125   FROM $200   FROM $250    FROM $500    FROM $1    FROM $2
                                    TO $125    TO $200     TO $250     TO $500     MILLION TO    TO $2      TO $3        OVER
   NAME OF FUND                     MILLION    MILLION     MILLION     MILLION     $1 BILLION   BILLION    BILLION    $3 BILLION
   ------------                    ---------------------------------------------------------------------------------------------
REIT Fund                           0.800%      0.800%      0.800%      0.800%      0.750%      0.750%      0.700%      0.650%
Equity Income Fund                  0.625%      0.625%      0.625%      0.500%      0.500%      0.500%      0.500%      0.500%
Growth & Income Fund                0.625%      0.625%      0.625%      0.500%      0.500%      0.500%      0.500%      0.500%
West Coast Equity Fund              0.625%      0.625%      0.625%      0.625%      0.500%      0.375%      0.375%      0.375%
Mid Cap Stock Fund                  0.750%      0.750%      0.750%      0.750%      0.750%      0.750%      0.750%      0.700%
Growth Fund                         0.800%      0.800%      0.800%      0.800%      0.750%      0.750%      0.700%      0.650%
Small Cap Stock Fund                0.850%      0.850%      0.850%      0.850%      0.850%      0.850%      0.850%      0.800%
International Growth Fund           1.000%      0.800%      0.800%      0.800%      0.800%      0.750%      0.750%      0.700%

116



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

WM GROUP OF FUNDS


                                    FROM $0   FROM $125   FROM $200   FROM $250    FROM $500    FROM $1    FROM $2
                                    TO $125    TO $200     TO $250     TO $500     MILLION TO    TO $2      TO $3        OVER
   NAME OF FUND                     MILLION    MILLION     MILLION     MILLION     $1 BILLION   BILLION    BILLION    $3 BILLION
   ------------                    ---------------------------------------------------------------------------------------------
Short Term Income Fund              0.500%      0.500%      0.450%      0.450%      0.400%      0.400%      0.400%      0.400%
U.S. Government Securities Fund     0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.450%
Income Fund                         0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.450%
High Yield Fund                     0.625%      0.625%      0.625%      0.500%      0.500%      0.500%      0.500%      0.500%
Tax-Exempt Bond Fund                0.500%      0.500%      0.500%      0.400%      0.400%      0.400%      0.400%      0.400%
California Municipal Fund           0.500%      0.500%      0.500%      0.500%      0.500%      0.450%      0.450%      0.450%
California Insured Intermediate
      Municipal Fund                0.500%      0.500%      0.500%      0.500%      0.500%      0.450%      0.450%      0.450%

The Advisor has voluntarily waived $167,066 of its advisory fees for the California Insured Intermediate Municipal Fund for the year ended October 31, 2003.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of Washington Mutual, serves as the transfer agent of the Funds. Fees were paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized annual shareholder servicing fee is $19.68, $20.21 and $20.21 for Class A, Class B and Class C shareholder accounts for the Equity Funds, Fixed-Income Funds and Municipal Funds, respectively. Prior to December 1, 2002, the authorized monthly shareholder servicing fee was $20.52, $22.70 and $22.70 for Class A, Class B and Class C shareholder accounts for the Equity Funds, Fixed-Income Funds and Municipal Funds, respectively. Class I shares are not subject to shareholder servicing fees. The Transfer Agent has voluntarily waived $54,558, $41,344 and $7,924 of its transfer agent fees for Class A, Class B and Class C shares of the Short Term Income Fund for the year ended
October 31, 2003, respectively.

Custodian fees for certain Funds have been reduced by credits allowed by the Funds' custodian for uninvested cash balances. The Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended October 31, 2003 are shown separately in the "Statements of Operations".

4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by WM Advisors, pay each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trusts. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5. DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares. For the year ended October 31, 2003, the Distributor has received $1,001,995 representing commissions (front-end sales charges) on Class A and Class C shares and $3,971,058 representing CDSCs on Class A, Class B and Class C Shars.

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of each class. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Fund to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trusts, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

WM GROUP OF FUNDS

6.  PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended October 31, 2003, are as follows:

                                                          PURCHASES       SALES
NAME OF FUND                                                (000S)        (000S)
------------                                              ---------       ------
REIT Fund*                                                $158,387      $  8,924
Equity Income Fund                                         252,635       117,495
Growth & Income Fund                                       263,405       214,996
West Coast Equity Fund                                     171,409       105,678
Mid Cap Stock Fund                                         151,486        83,057
Growth Fund                                                628,865       459,102
Small Cap Stock Fund                                       204,473       108,451
International Growth Fund                                  109,764        45,164
Short Term Income Fund                                      70,244        30,954
Income Fund                                                241,434       146,716
High Yield Fund                                            448,265       254,702
Tax-Exempt Bond Fund                                       123,220       126,905
California Municipal Fund                                  192,611       261,897
California Insured Intermediate Municipal Fund             132,641       112,848

*The REIT Fund commenced operations on March 1, 2003.

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended October 31, 2003, are as follows:

                                                          PURCHASES       SALES
NAME OF FUND                                                (000S)        (000S)
------------                                              ---------       ------
Equity Income Fund                                        $     --       $  3,020
Short Term Income Fund                                      72,015         25,648
U.S. Government Securities Fund                            841,177        576,755
Income Fund                                                249,900        138,928

7. LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral, that the collateral could lose value or become valueless, or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At October 31, 2003, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities at least equal to the market value of securities loaned with the Funds' custodian.

8. TRANSACTIONS WITH AFFILIATES

At October 31, 2003, the WM Strategic Asset Management Portfolios, LLC, hold investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                                              PORTFOLIOS
                                                       --------------------------------------------------------
                                                      FLEXIBLE  CONSERVATIVE            CONSERVATIVE  STRATEGIC
                                                       INCOME     BALANCED    BALANCED     GROWTH      GROWTH
NAME OF FUND                                          PORTFOLIO  PORTFOLIO    PORTFOLIO  PORTFOLIO    PORTFOLIO
------------                                          --------- ------------  --------- ------------  ---------
REIT Fund                                               4.1%        3.0%       35.2%       35.3%       18.6%
Equity Income Fund                                      2.5%        1.7%       21.7%       20.9%       11.4%
Growth & Income Fund                                    3.5%        1.6%       19.1%       20.0%       13.2%
West Coast Equity Fund                                  1.2%        0.9%       11.7%       12.3%        8.4%
Mid Cap Stock Fund                                      4.3%        2.3%       28.0%       28.7%       23.3%
Growth Fund                                             3.1%        2.1%       25.0%       25.9%       15.5%
Small Cap Stock Fund                                    3.8%        1.9%       25.2%       27.2%       18.3%
International Growth Fund                                --         2.3%       32.8%       33.4%       22.7%
Short Term Income Fund                                 31.7%        6.9%       10.5%         --          --
U.S. Government Securities Fund                        16.3%        5.4%       27.6%       10.5%         --
Income Fund                                            17.7%        5.8%       29.6%       12.1%         --
High Yield Fund                                         8.9%        3.5%       23.5%       16.5%        8.7%

WM GROUP OF FUNDS

9. CAPITAL LOSS CARRYFORWARDS

At October 31, 2003, the following Funds have available for federal income tax purposes unused capital losses as follows:


                                                                           (IN THOUSANDS)
                                    -----------------------------------------------------------------------------------------------
                                     EXPIRING     EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING
           NAME OF FUND              IN 2004       IN 2005     IN 2006     IN 2007     IN 2008     IN 2009     IN 2010     IN 2011
           ------------              --------     --------    --------    --------    --------    --------    --------    ---------
Equity Income Fund                    $   --        $ --        $ --        $ --      $   --      $     --    $  2,912     $   361
Growth & Income Fund                      --          --          --          --          --            --      26,587      43,461
West Coast Equity Fund                    --          --          --          --          --            --      11,751       1,083
Growth Fund                               --          --          --          --          --       241,088     151,769      23,894
Small Cap Stock Fund                      --          --          --          --          --            --      21,455      34,674
International Growth Fund                 --          --          --                                 9,424      15,436      14,786
Short Term Income Fund                   672         774          75         313       1,103           381       1,139         684
U.S. Government Securities Fund        3,198         504          --         254       1,967            --         852       6,859
Income Fund                              677          --          --          --          --            --       4,333       2,468
High Yield Fund                           --          --          --         217         925        10,498      20,940      16,759
California Municipal Fund                 --          --          --          --          --            --          --       1,020

10.  COMPONENTS OF DISTRIBUTABLE EARNINGS

At October 31, 2003, the components of distributable earnings on a tax basis are as follows:

                                                                            (IN THOUSANDS)
                                    -----------------------------------------------------------------------------------------------
                                                  EQUITY    GROWTH &    West Coast    Mid Cap              Small Cap  International
                                        REIT      Income     Income       Equity       Stock      Growth     Stock       Growth
                                        Fund       Fund       Fund         Fund        Fund        Fund      Fund         Fund
                                      -------    --------   --------     --------     -------    --------   ---------    --------
Gross tax unrealized appreciation     $29,917    $138,746   $275,012     $300,342     $92,270    $ 90,183   $ 102,532    $ 47,124
Gross tax unrealized depreciation        (356)    (60,586)   (77,461)     (60,880)     (4,056)    (19,505)   (101,855)    (12,710)
                                      -------    --------   --------     --------     -------    --------   ---------    --------
Net tax unrealized appreciation/
(depreciation)                        $29,561    $ 78,160   $197,551     $239,462     $88,214    $ 70,678   $    (677)   $ 34,414
                                      =======    ========   ========     ========     =======    ========   =========    ========

Undistributed ordinary income         $   939    $  2,013   $ 13,414     $    432     $   893    $     --   $      --    $  5,022
Undistributed accumulated gains       $   879    $     --   $     --     $     --     $ 1,124    $     --   $      --    $     --

Tax Composition of Distributions:

Ordinary income                       $ 2,480    $ 17,376   $ 13,400     $     --     $   731    $     --   $      --    $  2,530
Long-term capital gain                $    --    $     --   $     --     $     --     $    --    $     --   $      --    $     --

                                                                                                              CALIFORNIA
                                                   U.S.                                                        INSURED
                                    SHORT TERM  GOVERNMENT               HIGH      TAX-EXEMPT  CALIFORNIA    INTERMEDIATE
                                      INCOME    SECURITIES   INCOME     YIELD        BOND       MUNICIPAL      MUNICIPAL
                                       FUND        FUND       FUND       FUND        FUND         FUND           FUND
                                      -------    --------   --------   --------     -------     --------       ---------
Gross tax unrealized appreciation     $ 6,683    $ 14,170   $ 53,470   $ 49,973     $21,388     $ 22,146       $   4,874
Gross tax unrealized depreciation        (698)     (6,504)   (25,197)   (15,102)     (1,045)        (990)           (411)
                                      -------    --------   --------   --------     -------     --------       ---------
Net tax unrealized appreciation       $ 5,985    $  7,666   $ 28,273   $ 34,871     $20,343     $ 21,156       $   4,463
                                      =======    ========   ========   ========     =======     ========       =========
Undistributed ordinary income         $    79    $    847   $  1,469   $  1,141     $   399     $    639       $     163
Undistributed accumulated gains       $    --    $     --   $     --   $     --     $ 2,854     $     --       $   1,637

Tax Composition of Distributions:

Ordinary income                       $ 7,503    $ 45,367   $ 56,899   $ 39,498     $11,329     $ 21,619       $   4,977
Long-term capital gain                $    --    $     --   $     --   $     --     $ 1,677     $  3,790       $     788

11. INDUSTRY AND GEOGRAPHIC CONCENTRATION AND OTHER RISK FACTORS

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments such as those investing in particular industries or regions.

The REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The REIT Fund could be adversely impacted by economic trends within this industry.

WM GROUP OF FUNDS

The West Coast Equity Fund concentrates its investments in companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The West Coast Equity Fund could be adversely impacted by economic trends within this region.

The High Yield Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments.

The California Municipal and California Insured Intermediate Municipal Funds are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

Certain Funds may invest a portion of their assets in foreign securities, developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and enter into "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
WM Trust I and WM Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM REIT Fund, WM Equity Income Fund, WM Growth & Income Fund, WM High Yield Fund, WM Income Fund, WM Mid Cap Stock Fund, WM Tax-Exempt Bond Fund, WM U.S. Government Securities Fund and WM West Coast Equity Fund (all funds of WM Trust I) and WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Growth Fund, WM International Growth Fund, WM Short Term Income Fund, and WM Small Cap Stock Fund (all funds of WM Trust II) (collectively the "Funds") as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2003

OTHER INFORMATION (UNAUDITED)

WM GROUP OF FUNDS

YEAR ENDED OCTOBER 31, 2003

1. TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amounts of long term capital gain paid as follows (in thousands):

          NAME OF FUND
          ------------
          REIT Fund                                          $   524
          Mid Cap Stock Fund                                     906
          Tax-Exempt Bond Fund                                 2,913
          California Insured Intermediate Municipal Fund       1,674

Of the distributions made from investment income, the following percentages are tax exempt for regular Federal income tax purposes.


          NAME OF FUND
          ------------
          Tax-Exempt Bond Fund                                 99.44%
          California Municipal Fund                            99.88%
          California Insured Intermediate Municipal Fund      100.00%

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the dividends received deduction available to corporate shareholders.

          NAME OF FUND
          ------------
          REIT Fund                                             2.49%
          Equity Income Fund                                   78.65%
          Growth & Income Fund                                100.00%
          West Coast Equity Fund                              100.00%
          Mid Cap Stock Fund                                  100.00%
          Income Fund                                           0.57%
          High Yield Fund                                       0.82%

The total amount of income received by the International Growth Fund from sources within foreign countries and possessions of the United States was $0.1375 per share (representing a total of $5,680,040). The total amount of taxes paid to such countries was $0.0143 per share (representing a total of $588,940).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end as dividend income earned by the Funds prior to January 1, 2003 does not qualify for the reduced tax rate.

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which will qualify for the 15% dividend income tax rate available as of January 1, 2003.

          NAME OF FUND
          ------------
          REIT Fund                                             1.81%
          Equity Income Fund                                   69.54%
          Growth & Income Fund                                100.00%
          West Coast Equity Fund                              100.00%
          Mid Cap Stock Fund                                  100.00%
          International Growth Fund                            62.65%
          Income Fund                                           0.43%
          High Yield Fund                                       0.61%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

WM GROUP OF FUNDS

YEAR ENDED OCTOBER 31, 2003

2. TRUSTEES AND OFFICERS INFORMATION

TRUSTEES AND OFFICERS:

NAME, AGE, AND ADDRESS(1)          LENGTH OF           PRINCIPAL OCCUPATION(S) DURING              OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE       TIME SERVED(2)                   PAST 5 YEARS                        HELD BY TRUSTEE
===================================================================================================================================
David E. Anderson            Sierra Funds-8 years      Retired President and CEO of GTE   Children's Bureau Foundation; Upward
Age 76                            WM Group of          California, Inc.                   Bound House of Santa Monica
                                 Funds-5 years
                               (Retired May 2003)
-----------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D.      Composite Funds-11 years   Retired doctor of internal
Age 74                             WM Group of         medicine and gastroenterology.
                                 Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake            Composite Funds-3 years    CPA specializing in personal       Frank Russell Investment Company;
Age 49                             WM Group of         financial and tax planning.        Russell Insurance Funds; Avista
                                 Funds-5 years                                            Corporation; St. George's School
-----------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq.        Sierra Funds-8 years      Partner at the law firm of         Braille Institute of America, Inc;
Age 75                             WM Group of         Davis & Whalen LLP.                Children's Bureau of Southern
                                  Funds-5 years                                           California, Children's Bureau
                                                                                          Foundation; Fifield Manors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis           Griffin Funds-5 years     Founder of McGinnis Investments.   Baptist Foundation of Texas; Concord
Age 60                             WM Group of         Prior to 1994, President and       Trust Company.
                                  Funds-5 years        Chief Operating Officer of
                                                       Transamerica Fund Management
                                                       Company.
-----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr.,      Sierra Funds-7 years      Senior Associate Dean of the       Nordstrom Inc.; K2, Inc.; First Pacific
  Ph.D.                            WM Group of         Anderson Graduate School of        Advisors' Capital, Crescent and New
Age 58                            Funds-5 years        Management at the University       Income Funds; Equity Marketing Inc.;
                                                       of California Los Angeles.         Member of Investment Company
                                                                                          Institute National Board of Governors.
-----------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich          Composite Funds-1 year     Retired Chairman and CEO of BDO    Wildseed Ltd.; Catalytic, Inc.; Vaagen
Age 59                             WM Group of         Seidman, LLP.                      Bros. Lumber, Inc.
                                  Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
Jay Rockey                  Composite Funds-3 years    Founder and Chairman of The        Downtown Seattle Association; The Rainier
Age 75                             WM Group of         Rockey Company, now Rockey,        Club; WSU Foundation
                                  Funds-5 years        Hill & Knowlton.
-----------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro            Griffin Funds-5 years    President of Williams College      Marsh & McLennan Companies
Age 50                             WM Group of         since 2000. Prior thereto,
                                  Funds-5 years        Dean of the College of Letters,
                             (Retired February 2003)   Arts and Sciences; Professor of
                                                       Economics and Vice President of
                                                       Planning, University of
                                                       Southern California.
-----------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey           Composite Funds-23 years   Retired Managing Director of       AdMedia Partners Inc.; Czech and Slovak
 (Lead Trustee)                    WM Group of         Dillon, Read & Co., an Investment  American Enterprise Fund
Age 77                            Funds-5 years        Bank now part of UBS.
-----------------------------------------------------------------------------------------------------------------------------------

NAME, AGE, AND ADDRESS(1)          LENGTH OF           PRINCIPAL OCCUPATION(S) DURING              OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(3)          TIME SERVED(2)               PAST 5 YEARS                         HELD BY TRUSTEE
==================================================================================================================================
Anne V. Farrell             Composite Funds-4 years    President of the Seattle           Washington Mutual, Inc.; REI
Age 68                            WM Group of          Foundation.
                                 Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy           Composite Funds-3 years    Chairman of CPM Development        Washington Mutual, Inc.
Age 66                            WM Group of          Corporation.
                                 Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh,          Composite Funds-9 years    President, CEO and Director
President and CEO                 WM Group of          of the Advisor, Distributor
Age 60                           Funds-5 years         and Transfer Agent.
-----------------------------------------------------------------------------------------------------------------------------------

WM GROUP OF FUNDS

YEAR ENDED OCTOBER 31, 2003

                                      POSITION(S) HELD WITH REGISTRANT
NAME, AGE, AND ADDRESS(1)                            &                                     PRINCIPAL OCCUPATION(S) DURING
       OF OFFICER                         LENGTH OF TIME SERVED                                     PAST 5 YEARS
===============================================================================================================================
Wendi B. Bernard          Assistant Vice President                                    Assistant Vice President of the Transfer
Age 35                    and Assistant Secretary since 2003.                         Agent.
--------------------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA      First Vice President of the Funds since 2002.               First Vice President and Director of the
Age 59                    Prior to 2002, First Vice President, Chief Financial        Transfer Agent, Advisor and Distributor.
                          Officer and Treasurer since 2001. Prior to 2001, First
                          Vice President and Chief Financial Officer. Prior to 1998,
                          Vice President and Treasurer since 1988.
--------------------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh           Senior Vice President since 2000.                           Senior Vice President and Director of the
Age 49                    Prior to 2000, First Vice President since 1997.             Distributor and Transfer Agent.
--------------------------------------------------------------------------------------------------------------------------------
Alex Ghazanfari           Vice President and Assistant                                Vice President and Chief Compliance
Age 27                    Compliance Officer since 2003.                              Officer of the Distributor. Prior to 2003,
                                                                                      senior level positions with the
                                                                                      Distributor and WM Financial Services.
--------------------------------------------------------------------------------------------------------------------------------
Sharon L. Howells         First Vice President since 2000.                            First Vice President, Secretary and
Age 53                                                                                Director of the Advisor, Distributor,
                                                                                      and Transfer Agent.
--------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Lunzer, CPA    Vice President, Chief Financial                             Vice President of the Transfer Agent.
Age 42                    Officer and Treasurer since 2003.                           Prior to 2003, senior  level positions at
                                                                                      the Columbia Funds and Columbia
                                                                                      Management Co.
--------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski         First Vice President since 2001.                            First Vice President of the Advisor.
Age 42                    Prior to 2001, Vice President since 1999.
--------------------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer        First Vice President since 2001.                            First Vice President of the Advisor.
Age 45                                                                                Prior thereto, senior level positions
                                                                                      with Smoot, Miller, Cheney & Co.
--------------------------------------------------------------------------------------------------------------------------------
John T. West              First Vice President, Secretary and Compliance              First Vice President of the Transfer
Age 48                    Officer since 2003. Prior to 2003, First Vice President,    Agent, Advisor and Distributor.
                          Secretary, Compliance Officer, Chief Financial Officer
                          and Treasurer. Prior to 2002, First Vice President,
                          Secretary and Compliance Officer. Prior to 2001,
                          Vice President, Secretary and Compliance Officer.
                          Prior to 1998, Secretary since 1993.
--------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum         Senior Vice President since 2001.                           Senior Vice President, Director and Chief
Age 43                    Prior to 2001, First Vice President since 1999.             Investment Officer of the Advisor and
                                                                                      Director of the Distributor and Transfer
                                                                                      Agent. Prior to 1999, senior positions
                                                                                      at D.A. Davidson and Boatmen's Trust.
--------------------------------------------------------------------------------------------------------------------------------

-----------
Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.
(2) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.
(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by any bank. These securities are subject to investment risk; including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

LOGO: WM
GROUP OF FUNDS

MONEY
MARKET
FUNDS

Common sense. Uncommon solutions.

Photo: Lake

ANNUAL REPORT
for the year ended
October 31, 2003

MONEY MARKET FUNDS

         Money Market Fund
         Tax-Exempt Money Market Fund
         California Money Fund




        TABLE OF CONTENTS

        Message from the President..............................  1

        Individual Portfolio Reviews............................  2

        Portfolio of Investments................................  4

        Statements of Assets and Liabilities.................... 12

        Statements of Operations................................ 13

        Statements of Changes in Net Assets..................... 14

        Statements of Changes in Net
        Assets - Capital Stock Activity......................... 15

        Financial Highlights.................................... 16

        Notes to Financial Statements...........................  4

        Independent Auditors' Report............................ 22

        Other Information (unaudited)........................... 23


NOT FDIC INSURED o May Lose Value o No Bank Guarantee

[PHOTO] Dear Shareholder,

During this fiscal year, equity investments rebounded from three years of down markets while bonds also closed the period with positive performance.(1) We believe these past few years have demonstrated the benefits provided by our fund family's emphasis on diversification and asset allocation. At this strategy's most basic level, a mix of carefully selected stocks and bonds offered not only the ability to help manage risk and limit losses during the recent equity market downturn, but also the potential for performance gains as markets turned the tide.

This year's performance also underscored the importance of diversification and allocation at the asset class level. During the twelve-month period ended October 31, 2003, the forefront of the market rebound included asset classes such as high-yield bonds, small-cap stocks, real estate holdings, and foreign equities. Over the last several years, we have made each of these asset classes available through individual funds and as components of the WM Strategic Asset Management Portfolios. Like many of our investment options, these WM Funds and Portfolios offer the potential to build wealth while managing and moderating risk levels--the crux of our investment philosophy at the WM Group of Funds.

We introduced the WM REIT Fund in March 2003 and have been very pleased with its results. The Fund, which invests in real estate securities, provides another tool for building diversification. As both an individual fund option and an investment available within our asset allocation portfolios, the WM REIT Fund exemplifies our dedication to improving diversification and thereby better managing risk.

Although this year attested to the benefits of active asset allocation in advancing markets, this strategy can actually assist investors during all phases of the market cycle. Active asset allocation can keep portfolios balanced during an equity market run-up, limit the impact of a subsequent downturn, and provide the discipline to stay invested so that an ensuing rebound is not missed. A well-diversified and allocated portfolio can mitigate the effects of short-term market movements and keep investors on track to meet their long-term goals.

As always, we encourage you to meet regularly with your Investment Representative to ensure that your investment portfolio remains in line with your long-term goals. Economies and markets are in constant flux and your needs can change over time, so it is prudent to periodically examine your entire financial portfolio. The guidance of an investment professional can assist this process.

Our enthusiasm for this year's equity market rebound has been tempered by concerns raised by investigations within the mutual fund industry. Two trading activities, market timing and late trading, have received widespread media coverage in recent months. I would like to take this opportunity to comment on how the WM Group of Funds views these issues.

Market timing, which involves the short-term buying and selling of shares, is a practice that the WM Group of Funds opposes. We believe that this type of activity can be detrimental to the long-term interests of shareholders. Late trading is the practice of placing a trade for mutual fund shares after 4 p.m. EST at that day's net asset value. The securities industry strictly prohibits this practice, and the WM Group of Funds endorses and abides by this rule.

To ensure that we are effectively addressing these issues, we will continue to review our existing practices and to support appropriate regulations. Although it is impossible to prevent all market timing, the WM Group of Funds utilizes a number of procedures designed to combat this activity. Our redemption fee policy regarding short-term trades in our WM International Growth Fund is one example of these procedures. We also reserve the right to reject any purchase that we suspect involves market timing or other excessive trading activity, and have done so when necessary in the past.

As an officer with the company for more than half of its 64-year history, I have been part of our diligent efforts to build a specific company culture and industry reputation. We stress two basic values at the WM Group of
Funds: risk-adjusted asset management and customer service. This past year has been a gratifying one in terms of both of these core values. We are pleased with the performance of the Portfolios and Funds, and we have garnered strong industry recognition for these results. By providing a unique structure and mix of investment opportunities, we have been able to grow when some in the industry have struggled. In addition, customer service was the basis for many of this year's initiatives. We worked hard to enhance aspects of it that you see regularly, such as shareholder statements and Web site features, as well as those that are behind the scenes, such as processes and personnel. In each case, our goal has been to streamline and improve operations for both you and your Investment Representative.

Thank you for the confidence and trust you have placed in the WM Group of Funds. We look forward to continuing to serve your investment needs.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President


(1) As measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index for the one-year period ended October 31, 2003. Indices are unmanaged, and individuals cannot invest directly in an index.

[PHOTO] Money Market Funds

Portfolio Manager
Scott J. Peterson, CFA
WM Advisors, Inc.

The Funds are managed by a fixed-income team led by Scott J. Peterson, Portfolio Manager of WM Advisors, Inc. Mr. Peterson, CFA, who joined WM Advisors in 2002, has investment and financial analysis experience dating back to 1989. He holds a B.S. in Mathematics from Brigham Young University and an M.B.A. in Finance from New York University.

Economic Overview
The Federal Reserve remained very accommodative throughout the year in an effort to stimulate the economy. With the prospects for war and the potential for deflation in mind, the Fed lowered rates by 50 basis points (0.5%) last November. This was followed by a 25 basis point decrease in late June, putting the federal funds rate at a 45-year low of 1% and providing substantial liquidity to the economy. The Fed has since released several statements reaffirming plans to keep interest rates low for as long as is necessary and inflation remains in check. The economy responded by registering strong growth in both the second and third quarters of 2003. Third quarter domestic growth levels topped 8%, the largest quarterly economic growth rate in nearly two decades. Although economic growth has rebounded, employment has remained weak, and a lack of new jobs could eventually affect consumption.

===========================================================================================
Fund Performance*                       7-Day               7-Day
as of October 31, 2003               Simple Yield      Compounded Yield    Weighted Average
                                    Class A shares      Class A shares      Maturity (days)
WM Money Market Fund                    0.58%               0.59%                56
-------------------------------------------------------------------------------------------
WM Tax-Exempt Money Market Fund(1)      0.38%               0.38%                51
-------------------------------------------------------------------------------------------
WM California Money Fund(1)             0.40%               0.40%                54
===========================================================================================

NOTE: AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

* During the period noted, WM Advisors, Inc. waived a portion of its management fees for the WM Tax-Exempt Money Market and WM California Money Funds. The Funds' yields would have been lower had the Advisor not waived a portion of its fees. All yield information represents past performance, which cannot guarantee future results. Yields for Class B and Class C shares will differ.
(1) A portion of the income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.
(2) Insurance applies only to the timely repayment of principal and interest of the underlying securities and does not protect the market value of the Fund.

Economic and Interest Rate Outlook

The Fed has incentive to hold rates low and help broaden the recovery, but it could raise rates at the first sign of true inflation. Currently, inflation remains historically weak, but the Fed may act quickly to avert potential price pressures. Although this does not seem likely in the very near term, it is something we are watching very closely. As a result, we will maintain a somewhat conservative stance in managing maturities. Interest rates are much lower now compared to their long-term historical average, and we expect that over time rates could increase as the economy improves. In general, as rates move higher so do yields of short-term money market instruments, an outcome that benefits the WM Money Market Funds.

Portfolio Strategy

WM Money Market Fund
As of October 31, 2003, the Fund's net assets totaled more than $817 million, representing a decrease relative to the previous fiscal year's total. The decline in asset levels may be partially due to the recent equity market resurgence. With low interest rates providing stimulus for the economy and reducing money market yields, assets flowed back into the equity markets. As rates moved to historical lows, we kept the Fund's weighted average maturity in a neutral stance. We also utilized a conservative strategy of seeking yield through longer-term corporate issues nearing maturity and incorporating taxable municipal securities with yield advantages over commercial paper. We continue to look for instruments that have competitive yield characteristics, but that we believe will not be adversely affected by interest rate movements.

WM Tax-Exempt Money Market Fund
At the close of the period, net assets in the Fund totaled over $30 million, a decrease from the previous fiscal year-end. The Fund's yield was affected by the very low short-term interest rates that persisted throughout the period. However, the Fund continues to offer stability and liquidity while producing tax-exempt income.(1) Currently, the Fund's average maturity is slightly longer than that of its peer group. We continue to seek tax-exempt securities with yield advantages.

WM California Money Fund

The California Money Fund's net assets totaled nearly $25 million at the end of the period, representing a small decline from a year ago. Due to our concern about the state's credit issues, we have bought only securities with additional credit enhancement such as bond insurance or a letter of credit.(2)

             VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(3)


                                  [graph]

                                  NAV              Inflation

OCT-93                          $10,000             $10,000
                                $10,021             $10,007
                                $10,042             $10,007
                                $10,061             $10,034
                                $10,080             $10,068
                                $10,102             $10,102
                                $10,126             $10,117
                                $10,152             $10,124
                                $10,179             $10,158
                                $10,209             $10,185
                                $10,240             $10,226
                                $10,272             $10,254
OCT-94                          $10,308             $10,261
                                $10,346             $10,274
                                $10,389             $10,274
                                $10,435             $10,315
                                $10,477             $10,357
                                $10,533             $10,391
                                $10,579             $10,425
                                $10,626             $10,446
                                $10,670             $10,467
                                $10,716             $10,467
                                $10,762             $10,494
                                $10,808             $10,515
OCT-95                          $10,855             $10,550
                                $10,902             $10,542
                                $10,950             $10,535
                                $10,996             $10,597
                                $11,037             $10,631
                                $11,081             $10,686
                                $11,122             $10,728
                                $11,165             $10,748
                                $11,206             $10,755
                                $11,250             $10,775
                                $11,297             $10,796
                                $11,342             $10,830
OCT-96                          $11,390             $10,865
                                $11,436             $10,886
                                $11,482             $10,886
                                $11,528             $10,920
                                $11,570             $10,954
                                $11,616             $10,982
                                $11,663             $10,995
                                $11,712             $10,988
                                $11,760             $11,001
                                $11,809             $11,015
                                $11,859             $11,036
                                $11,907             $11,063
OCT-97                          $11,957             $11,091
                                $12,006             $11,084
                                $12,059             $11,071
                                $12,112             $11,092
                                $12,158             $11,113
                                $12,210             $11,134
                                $12,259             $11,154
                                $12,312             $11,174
                                $12,364             $11,188
                                $12,417             $11,201
                                $12,468             $11,215
                                $12,518             $11,228
OCT-98                          $12,568             $11,255
                                $12,616             $11,255
                                $12,665             $11,248
                                $12,713             $11,275
                                $12,754             $11,289
                                $12,798             $11,323
                                $12,842             $11,405
                                $12,889             $11,405
                                $12,936             $11,405
                                $12,985             $11,439
                                $13,034             $11,467
                                $13,084             $11,522
OCT-99                          $13,136             $11,543
                                $13,187             $11,550
                                $13,243             $11,550
                                $13,299             $11,577
                                $13,355             $11,646
                                $13,415             $11,741
                                $13,477             $11,748
                                $13,543             $11,755
                                $13,610             $11,823
                                $13,679             $11,843
                                $13,751             $11,858
                                $13,822             $11,919
OCT-00                          $13,895             $11,940
                                $13,964             $11,947
                                $14,037             $11,940
                                $14,106             $12,015
                                $14,162             $12,063
                                $14,222             $12,091
                                $14,274             $12,139
                                $14,323             $12,194
                                $14,366             $12,214
                                $14,405             $12,180
                                $14,442             $12,180
                                $14,477             $12,235
OCT-01                          $14,506             $12,193
                                $14,527             $12,173
                                $14,548             $12,125
                                $14,565             $12,153
                                $14,580             $12,202
                                $14,596             $12,270
                                $14,612             $12,339
                                $14,629             $12,339
                                $14,645             $12,346
                                $14,662             $12,360
                                $14,678             $12,400
                                $14,694             $12,428
OCT-02                          $14,710             $12,448
                                $14,723             $12,448
                                $14,736             $12,421
                                $14,748             $12,476
                                $14,759             $12,572
                                $14,769             $12,648
                                $14,779             $12,620
                                $14,788             $12,599
                                $14,797             $12,613
                                $14,804             $12,627
                                $14,812             $12,675
                                $14,819             $12,716
OCT-03                          $14,827             $12,761

(3) The returns shown above for the Fund are for Class A shares and assume reinvestment of all dividends and distributions. Performance for Class B and Class C shares will differ. Inflation is measured by the Consumer Price Index for all urban consumers. Past performance does not guarantee future results.

PORTFOLIO OF INVESTMENTS

MONEY MARKET FUND

OCTOBER 31, 2003

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
  ----------                                                               ------

COMMERCIAL PAPER (DOMESTIC) - 0.2%
  (Cost $1,992)
$      2,000      Cooperative Association of Tractor Dealers Inc.,
                     Series B, (AMBAC Insured),
                     1.160% due 02/27/2004+++                           $      1,992
                                                                        ------------

CERTIFICATES OF DEPOSIT (YANKEE) - 8.4%
      25,000      Bank of Nova Scotia,
                     1.070% due 08/26/2004++                                  24,999
      23,700      Bayerische Landesbank NY,
                     1.080% due 08/25/2004++                                  23,700
      20,000      Royal Bank of Canada,
                     1.045% due 06/02/2004++                                  19,998
                                                                        ------------
                  Total Certificates of Deposit (Yankee)
                     (Cost $68,697)                                           68,697
                                                                        ------------

MEDIUM TERM NOTES - 28.2%
      11,900      American Express Credit Corporation, Series B,
                     1.170% due 12/17/2003++                                  11,901
                  American Honda Finance Corporation:
      10,000         1.090% due 02/20/2004++**                                10,000
      15,000         1.280% due 05/20/2004++**                                15,014
       6,000         1.330% due 02/17/2004++**                                 6,004
       3,000      Associates Corporation NA, Sr. Note, Series G,
                     8.250% due 10/15/2004                                     3,193
      25,000      Caterpillar Financial Services Corporation,
                     Series F,
                     1.306% due 03/05/2004++                                  25,018
       7,000      Citigroup Global Markets, Series K,
                     1.260% due 06/17/2004++                                   7,007
       6,640      Credit Suisse First Boston, Inc. (USA),
                     1.360% due 01/20/2004++                                   6,644
                  General Electric Capital Corporation,
                     Series A:
      15,000         1.120% due 01/28/2004++                                  15,002
       8,590         7.250% due 05/03/2004                                     8,843
       3,500         8.090% due 04/01/2004                                     3,596
      20,000      Goldman Sachs Group, Inc., Series B,
                     1.490% due 03/08/2004++                                  20,028
         900      International Business Machines Corporation,
                     5.250% due 12/01/2003                                       903
      26,000      J.P. Morgan Chase & Company, Series C,
                     1.240% due 12/29/2003++                                  26,006
      20,000      MBIA Global Funding LLC,
                     1.100% due 01/02/2004++**                                20,000
                  Merrill Lynch & Company, Series B:
       9,775         5.350% due 06/15/2004                                    10,025
       2,400         5.880% due 01/15/2004                                     2,423
       8,500      Salomon Smith Barney Holdings Inc.,
                     Series K,
                     1.280% due 12/19/2003++                                   8,502
                  Toyota Motor Credit Corporation:
      15,000         1.070% due 01/16/2004++                                  15,000
      15,000         1.070% due 06/17/2004++                                  14,999
                                                                        ------------
                  Total Medium Term Notes
                     (Cost $230,108)                                         230,108
                                                                        ------------

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
  ----------                                                               ------
CORPORATE BONDS AND NOTES - 21.5%
$      2,955      ASSK Properties LC, Note, (LOC: Wells
                     Fargo & Company),
                     1.300% due 12/01/2017+                             $      2,955
      12,060      Associates Corporation NA, Sr. Note,
                     5.800% due 04/20/2004                                    12,304
       3,000      Campus Research Corporation, Note, Series A,
                     (LOC: Wells Fargo & Company),
                     1.350% due 06/01/2013+                                    3,000
       2,309      Citigroup Inc., Sr. Note,
                     5.800% due 03/15/2004                                     2,346
       3,500      Corporate Finance Managers, Note,
                     (LOC: Wells Fargo & Company),
                     1.200% due 02/02/2043+                                    3,500
       1,600      DBSI First Mortgage 1998, Note,
                     (LOC: U.S. Bancorp),
                     1.150% due 07/01/2023+                                    1,600
      31,316      Everett Clinic, P.S., Bond,
                     (LOC: Bank of America Corporation),
                     1.150% due 05/01/2022+                                   31,316
      12,000      First Union National Bank, Sr. Note,
                     1.310% due 06/21/2004++                                  12,016
       4,600      Foster Schweihofer Real Estate Holdings
                     Company, LLC, Note,
                     (LOC: Fifth Third Bancorp),
                     1.090% due 09/20/2033+                                    4,600
       7,350      General Electric Capital Corporation, Note,
                     1.210% due 03/25/2004++**                                 7,353
       2,000      Gulf Gate Apartments, Bond,
                     (LOC: Wells Fargo & Company),
                     1.200% due 09/01/2028+**                                  2,000
       1,000      Lauren Company, LLC, Bond,
                     1.200% due 07/01/2033+**                                  1,000
       2,000      Marsh Enterprises LLC, Note,
                     (LOC: Fifth Third Bancorp),
                     1.090% due 01/01/2028+                                    2,000
       4,500      Medical Properties Inc., Revenue Bonds,
                     (Dakota Clinic Ltd. Project),
                     (LOC: ABN AMRO Bank NV),
                     1.190% due 12/15/2024+                                    4,500
       5,100      National City Bank, Note,
                     1.150% due 11/14/2003++                                   5,100
       5,000      Pineview Estates LC, Note,
                     (LOC: Fifth Third Bancorp),
                     1.090% due 01/01/2023+**                                  5,000
      15,000      Portland Clinic LLP, Bond,
                     (LOC: U.S. Bancorp),
                     1.190% due 11/20/2027+                                   15,000
      15,955      Presbyterian Homes & Services of New Jersey
                     Obligated Group, Revenue Bonds, Series
                     1998-B1, (LOC: PNC Financial Services
                     Group, Inc.),
                     1.120% due 12/01/2028+                                   15,955
       4,750      Rise Inc., Note, (LOC: Wells Fargo &
                     Company),
                     1.300% due 11/01/2022+                                    4,750
       5,000      Rockwood Quarry LLC, Note,
                     (LOC: Fifth Third Bancorp),
                     1.090% due 12/01/2022+                                    5,000


                         See Notes to Financial Statements.
4



PORTFOLIO OF INVESTMENTS (CONTINUED)

MONEY MARKET FUND

OCTOBER 31, 2003


  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
  ----------                                                               ------
CORPORATE BONDS AND NOTES - (CONTINUED)
$      1,000      Sanders CRS Exchange LLC, Note,
                     (LOC: Wells Fargo & Company),
                     1.300% due 10/01/2023+**                           $      1,000
       3,000      Tacoma Goodwill Industries, Bond,
                     (LOC: Bank of America Corporation),
                     1.150% due 02/01/2023+                                    3,000
      12,000      Toyota Motor Credit Corporation, Note,
                     5.625% due 11/13/2003                                    12,017
      16,500      Wachovia Corporation, Sr. Note,
                     6.700% due 06/21/2004                                    17,076
       1,478      Watts Brothers Frozen Foods, Bond,
                     (LOC: U.S. Bancorp),
                     1.150% due 07/01/2013+                                    1,478
                                                                        ------------
                  Total Corporate Bonds and Notes
                     (Cost $175,866)                                         175,866
                                                                        ------------

TAXABLE MUNICIPAL BONDS - 24.2%
       2,000      ABAG, California, Finance Authority
                     for Nonprofit Corporations, Revenue Bonds,
                     (Public Policy Institute of California Project),
                     Series B, (LOC: Bank of New York
                     Company, Inc.),
                     1.200% due 11/01/2031+                                    2,000
       7,450      Acworth, Georgia, Downtown Development
                     Authority, IDR, (City of Acworth Cable
                     Fiber Optic Project), (AMBAC Insured),
                     1.150% due 01/01/2017+                                    7,450
      10,000      Brooks County, Georgia, Development
                     Authority, IDR, (Langboard Inc. Project),
                     (LOC: Bank of America Corporation),
                     1.120% due 04/01/2018+                                   10,000
       5,600      California Educational Facilities Authority,
                     Loan Agreement Revenue, (University of
                     Judaism), Series B,
                     (LOC: Allied Irish Bank PLC),
                     1.190% due 12/01/2028+                                    5,600
                  Connecticut State Housing Finance Authority,
                     Housing Revenue, (AMBAC Insured):
                     (Housing Mortgage Finance Program):
      14,000         Series A-4,
                     1.070% due 05/15/2032+                                   14,000
       2,860         Series F-1,
                     1.070% due 11/15/2016+                                    2,860
      25,000         Subseries B-6,
                     1.070% due 11/15/2027+                                   25,000
                  Illinois Health Facilities Authority, Health Care
                     Revenue, Series B:
       6,000         (Silver Cross Hospital Project),
                     (LOC: Fifth Third Bancorp),
                     1.120% due 08/15/2017+                                    6,000
       1,300         (West Suburban Hospital Medical Center
                     Project), (LOC: American National Bank),
                     1.120% due 07/01/2024+                                    1,300
       3,430      Kit Carson County, Colorado, Agricultural
                     Development Revenue, (Midwest Farms LLC),
                     (LOC: Wells Fargo & Company),
                     1.100% due 06/01/2027+                                    3,430

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
  ----------                                                               ------
$      4,030      Michigan State Strategic Fund, Limited
                     Obligation Revenue, (Environmental Research
                     Institute of Michigan Project), Series B,
                     (LOC: Fifth Third Bancorp),
                     1.100% due 10/01/2025+                             $      4,030
       2,500      New York City Housing Development
                     Corporation, MFHR, Series B,
                     (LOC: KeyBank National Association),
                     1.120% due 07/01/2035+                                    2,500
      20,000      New York City, GO, Subseries A-11,
                     (FGIC Insured),
                     1.070% due 11/01/2020+                                   20,000
                  New York State Housing Finance Agency,
                     Housing Revenue, Series B:
      14,000         (350 West 43rd Street Project),
                     (LOC: Fleet National Bank),
                     1.070% due 11/01/2034+                                   14,000
       4,800         (West 33rd Street Project), (FNMA
                     Collateral),
                     1.070% due 11/15/2036+                                    4,800
      41,100      Oakland-Alameda County, California,
                     Coliseum Authority, Lease Revenue,
                     (Coliseum Project), Series D,
                     (LOC: Wachovia Corporation),
                     1.050% due 02/01/2011+                                   41,100
       2,320      Orange County, Florida, Housing Finance
                     Authority, MFHR, (Northbridge At Millenia-
                     Phase II Project), Series B, (LOC:
                     SouthTrust Bank),
                     1.160% due 08/15/2036+                                    2,320
       2,435      Plymouth, Minnesota, Health Facilities
                     Revenue, (Westhealth Project), Series B,
                     (FSA Insured),
                     1.100% due 06/01/2024+                                    2,435
       2,000      Roman Catholic Diocese of Raleigh, North
                     Carolina, Demand Notes, Series A,
                     (LOC: Bank of America Corporation),
                     1.170% due 06/01/2018+                                    2,000
       5,250      Santa Rosa, California, Pension Obligation,
                     Revenue Bonds, Series A,
                     (LOC: Landesbank Hessen-Thuringen),
                     1.200% due 09/01/2024+                                    5,250
      11,100      South Fulton, Georgia, Municipal Regional
                     Jail Authority, Lease Revenue, (Union City
                     Justice Center Project), (MBIA Insured),
                     1.120% due 11/01/2017+                                   11,100
       5,750      Union County Improvement Authority, New
                     Jersey, Revenue Bonds, (Cedar Glen
                     Housing Corporation- Hanover Township
                     Housing Project), Series B, (FNMA
                     Collateral),
                     1.100% due 12/15/2014+                                    5,750


                         See Notes to Financial Statements.
                                                                           5



PORTFOLIO OF INVESTMENTS (CONTINUED)

MONEY MARKET FUND

OCTOBER 31, 2003


  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
  ----------                                                               ------
TAXABLE MUNICIPAL BONDS - (CONTINUED)
                  Washington State Housing Finance
                     Commission, MFHR, Series B:
$      2,010         (Boardwalk Apartments Project),
                     (FNMA Collateral),
                     1.130% due 09/01/2028+                             $      2,010
       1,830         (Cedar Landing Project),
                     (LOC: U.S. Bancorp),
                     1.050% due 12/01/2028+                                    1,830
       1,160         (Oxford Square Project),
                     (LOC: U.S. Bancorp),
                     1.050% due 12/01/2028+                                    1,160
                                                                        ------------

                  Total Taxable Municipal Bonds
                     (Cost $197,925)                                         197,925
                                                                        ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.6%
      20,000      Federal Home Loan Bank, Bond,
                     1.010% due 07/06/2004++                                  19,989
                  Federal Home Loan Mortgage Corporation,
                     Note:
      10,000         1.290% due 04/22/2004+++                                  9,938
      10,000         1.360% due 08/06/2004                                     9,998
      15,000         1.510% due 09/03/2004                                    15,000
                  Federal National Mortgage Association,
                     Note:
      15,000         1.030% due 07/26/2004                                    15,000
      10,000         1.200% due 07/23/2004+++                                  9,912
      15,000         1.350% due 10/22/2004                                    15,000
                                                                        ------------

                  Total U.S. Government Agency Obligations
                     (Cost $94,837)                                           94,837
                                                                        ------------

FUNDING AGREEMENT - 4.3%
  (Cost $35,000)
      35,000      New York Life Insurance,
                     1.171% due 08/04/2004                                    35,000
                                                                        ------------



  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
  ----------                                                               ------
REPURCHASE AGREEMENT - 1.1%
  (Cost $9,010)
$      9,010      Agreement with Goldman Sachs Group, Inc.,
                     0.960% dated 10/31/2003, to be
                     repurchased at $9,011 on 11/03/2003
                     (Collateralized by $7,646 U.S. Treasury
                     Bonds, having various interest rates and
                     maturities, Market Value $9,172)                   $      9,010
                                                                        ------------
TOTAL INVESTMENTS (Cost $813,435*)                     99.5%                 813,435
OTHER ASSETS AND LIABILITIES (NET)                      0.5                    3,759
                                                      -----             ------------
NET ASSETS                                            100.0%            $    817,194
                                                      =====             ============

---------------

  *  Aggregate cost for federal tax purposes.
 ** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.
  + Variable rate securities payable upon demand with not more than five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2003.
 ++ Floating rate security whose interest rate is reset periodically based on an index.
+++  Rate represents discount rate on purchase date.


----------------------------------------------------------------------------

                             GLOSSARY OF TERMS

        AMBAC       -- American Municipal Bond Assurance Corporation
        FGIC        -- Federal Guaranty Insurance Corporation
        FNMA        -- Federal National Mortgage Association
        FSA         -- Financial Security Assurance
        GO          -- General Obligation Bond
        IDR         -- Industrial Development Revenue
        LOC         -- Letter of Credit
        MBIA        -- Municipal Bond Investors Assurance
        MFHR        -- Multi-family Housing Revenue

----------------------------------------------------------------------------




                     See Notes to Financial Statements.
6

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT MONEY MARKET FUND

OCTOBER 31, 2003

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
   ------                                                                  ------
MUNICIPAL BONDS AND NOTES - 101.4%

   ALABAMA - 0.5%
$        150      Homewood, Educational Building Authority,
                     College & University Revenue, (Educational
                     Facilities-Samford University Project),
                     3.750% due 12/01/2003                              $        150
                                                                        ------------

   ALASKA - 2.7%
                  Anchorage, UTGO, (MBIA Insured):
         300         (Pre-refunded to 07/01/2004 @ $102),
                     6.000% due 07/01/2014                                       316
         500         Series A,
                     2.500% due 06/01/2004                                       504
                                                                        ------------

                                                                                 820
                                                                        ------------

   ARIZONA - 2.8%
         855      Arizona Health Facilities Authority, Health
                     Care Revenue, (Pooled Loan Program),
                     (FGIC Insured),
                     1.040% due 10/01/2015+                                      855
                                                                        ------------

   CALIFORNIA - 5.0%
       1,500      Los Angeles, Regional Airports Improvement
                     Corporation, Lease Revenue, (LAX Two
                     Corporation Project), (LOC: Societe
                     Generale Group),
                     1.150% due 12/01/2025+                                    1,500
                                                                        ------------

   COLORADO - 2.4%
         320      Metropolitan Football Stadium District,
                     Sales Tax Revenue, Series B, (MBIA
                     Insured),
                     Zero coupon due 01/01/2004                                  319
         150      Platte River Power Authority, Power Revenue,
                     Series DD, (MBIA Insured),
                     5.750% due 06/01/2004                                       154
         250      Weld County School District No. 001, UTGO,
                     (AMBAC Insured),
                     6.000% due 12/01/2003                                       251
                                                                        ------------

                                                                                 724
                                                                        ------------

   DISTRICT OF COLUMBIA - 2.6%
         300      District of Columbia, IDR, (Resources for the
                     Future Inc. Project), (LOC: Wachovia
                     Corporation),
                     1.100% due 08/01/2029+,++                                   300
         465      District of Columbia, UTGO, Series B-2,
                     (FSA Insured),
                     5.300% due 06/01/2004                                       476
                                                                        ------------

                                                                                 776
                                                                        ------------

   FLORIDA - 11.0%
       1,500      Dade County, Industry Development
                     Authority, IDR, (Dolphins Stadium Project),
                     Series C, (LOC: Societe Generale Group),
                     1.030% due 01/01/2016+                                    1,500
         200      First Governmental Financing Commission,
                     Revenue Bonds, (MBIA Insured),
                     3.500% due 07/01/2004                                       203

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
   ------                                                                  ------

$        200      Lake County, COP, (AMBAC Insured),
                     4.550% due 12/01/2003                              $        201
         200      Lee County, COP, (FSA Insured),
                     5.400% due 08/01/2004                                       206
         500      Orange County, Health Facilities Authority,
                     Health Care Revenue, (Presbyterian
                     Retirement Community Project),
                     (LOC: Bank of America Corporation),
                     1.100% due 11/01/2028+                                      500
         700      Orange County, IDR, (Central Florida YMCA
                     Project), Series A, (LOC: Bank of America
                     Corporation),
                     1.100% due 05/01/2027+                                      700
                                                                        ------------

                                                                               3,310
                                                                        ------------

   GEORGIA - 2.5%
         750      Dahlonega, Downtown Development
                     Authority, Student Housing Revenue,
                     (North Georgia Student Housing LLC
                     Project), Series A, (LOC: Wachovia
                     Corporation),
                     1.150% due 06/01/2028+                                      750
                                                                        ------------

   ILLINOIS - 7.1%
         150      Calumet City, UTGO, (Corporate Purpose
                     Bonds), Series B, (FGIC Insured),
                     (Pre-refunded to 01/01/2004 @ $100),
                     6.200% due 01/01/2006                                       151
         250      Hoffman Estates, Tax Increment & Allocation
                     Revenue, (Economic Development Project),
                     (AMBAC Insured),
                     5.000% due 11/15/2003                                       251
         350      Illinois Health Facilities Authority, Health
                     Care Revenue, (Blessing Hospital Project),
                     Series B, (FSA Insured),
                     1.150% due 11/15/2029+                                      350
       1,000      Illinois International Port District Facilities,
                     Revenue Bonds, (LOC: ABN AMRO
                     Bank NV),
                     1.070% due 01/01/2023+                                    1,000
         200      Illinois State, UTGO, (Pre-refunded to
                     04/01/2004 @ $102),
                     5.800% due 04/01/2019                                       208
         200      Southern Illinois University, Housing &
                     Auxiliary Facilities System Revenue,
                     Series A, (MBIA Insured),
                     Zero coupon due 04/01/2004                                  199
                                                                        ------------

                                                                               2,159
                                                                        ------------

   INDIANA - 0.6%
         180      Indiana State Educational Facilities
                     Authority, College & University Revenue,
                     (Franklin College Project),
                     (LOC: Bank One Corporation),
                     1.150% due 10/01/2019+                                      180
                                                                        ------------

   IOWA - 2.0%
         600      Webster County, Educational Facilities
                     Revenue, (State Edmond Project),
                     (LOC: Wells Fargo & Company),
                     1.100% due 07/01/2020+                                      600
                                                                        ------------

                     See Notes to Financial Statements.
                                                                           7




PORTFOLIO OF INVESTMENTS (CONTINUED)

TAX-EXEMPT MONEY MARKET FUND

OCTOBER 31, 2003

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
   ------                                                                  ------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

   KANSAS - 5.0%
$      1,500      Shawnee, IDR, (Shawnee Village
                     Association LP), (LOC: J.P. Morgan
                     Chase & Company),
                     1.000% due 12/01/2009+                             $      1,500
                                                                        ------------

   KENTUCKY - 1.6%
         500      Breckinridge County, Lease Program Revenue,
                     (Kentucky Association Counties Leasing
                     Trust Project), (LOC: U.S. Bancorp),
                     1.040% due 12/01/2029+                                      500
                                                                        ------------

   MASSACHUSETTS - 5.6%
         575      Massachusetts State Health & Educational
                     Facilities Authority, Revenue Bonds,
                     (Capital Asset Program), Series M-2,
                     (LOC: Fleet National Bank),
                     1.000% due 07/01/2031+                                      575
         390      Massachusetts State, UTGO, (Consolidated
                     Loan Project), Series A, (FGIC Insured),
                     Zero coupon due 03/01/2004                                  388
         500      Massachusetts Water Pollution Abatement
                     Trust, Water Revenue, Series A, ETM,
                     6.000% due 08/01/2004                                       518
         212      Northbridge, UTGO, (MBIA Insured),
                     2.500% due 06/01/2004                                       214
                                                                        ------------

                                                                               1,695
                                                                        ------------

   MICHIGAN - 3.5%
         900      Michigan State Hospital Finance Authority,
                     Health Care Revenue, (Hospital Equipment
                     Loan Program), Series A,
                     (LOC: National City Corporation),
                     1.020% due 12/01/2023+                                      900
         150      Novi, Community School District, UTGO,
                     (FGIC Insured), (Pre-refunded to
                     05/01/2004 @ $101),
                     5.300% due 05/01/2010                                       155
                                                                        ------------

                                                                               1,055
                                                                        ------------

   MINNESOTA - 1.0%
         300      Golden Valley, IDR, (Unicare Homes Inc.
                     Project), (LOC: Bank of America
                     Corporation),
                     1.070% due 09/01/2014+                                      300
                                                                        ------------

   MISSOURI - 2.3%
         370      Macon, COP, (MBIA Insured),
                     2.500% due 08/01/2004                                       374
         300      St. Louis, Board of Education, UTGO,
                     Series A, (FGIC Insured),
                     8.500% due 04/01/2004                                       309
                                                                        ------------

                                                                                 683
                                                                        ------------

   NEVADA - 0.4%
         120      Clark County, School District, LTGO,
                     & Renovation Project), Series B,
                     (FGIC Insured),
                     6.500% due 06/15/2004                                       124
                                                                        ------------

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
   ------                                                                  ------
   NEW JERSEY - 1.2%
$        150      Essex County, UTGO, Series A-1, (FGIC
                     Insured),
                     5.000% due 11/15/2003                              $        151
         200      Keansburg, UTGO, Series A, (MBIA Insured),
                     2.500% due 12/01/2003                                       200
                                                                        ------------

                                                                                 351
                                                                        ------------

   NEW YORK - 1.4%
         220      New York State Housing Finance Agency,
                     Revenue Bonds, (Nursing Home and  Health
                     Care Project), Series A, (MBIA Insured),
                     4.250% due 11/01/2003                                       220
         210      New York State Urban Development
                     Corporation, Economic Development &
                     Natural Resource Preservation Service
                     Contract Revenue, Series A, (FSA Insured),
                     4.700% due 04/01/2004                                       213
                                                                        ------------

                                                                                 433
                                                                        ------------

   NORTH DAKOTA - 3.8%
       1,150      Grand Forks, Hospital Facilities Revenue,
                     (The United Hospital Obligated Group
                     Project), (LOC: ABN AMRO Bank NV),
                     1.150% due 12/01/2016++,+                                 1,150
                                                                        ------------

   OHIO - 4.6%
       1,400      Warren County, Health Care Facilities
                     Authority, Health Care Revenue,
                     (Otterbein Homes Project), Series A,
                     (LOC: Fifth Third Bancorp),
                     1.040% due 07/01/2021+                                    1,400
                                                                        ------------

   OKLAHOMA - 1.7%
         500      Oklahoma State Industrial Authority, Health
                     Care Revenue, (Tealridge Manor
                     Corporation Project), (LOC: Bank of
                     America Corporation),
                     1.100% due 11/01/2018+                                      500
                                                                        ------------

   OREGON - 2.1%
         240      Lane County, Fire District No. 1, UTGO,
                     (FSA Insured),
                     2.000% due 01/01/2004                                       240
         195      Oregon State Department of Transportation,
                     Transit Revenue, (Regional Light Rail
                     Extension-Westside Project),
                     (AMBAC Insured),
                     1.650% due 06/01/2004                                       196
         200      Port of Portland, Portland International
                     Airport Revenue, Series Fifteen A,
                     (FGIC Insured),
                     5.000% due 07/01/2004                                       205
                                                                        ------------

                                                                                 641
                                                                        ------------

   PENNSYLVANIA - 3.2%
         175      Allegheny County, Hospital Development
                     Authority, Health Care Revenue, (UPMC
                     Health System Project), Series A,
                     (MBIA Insured),
                     5.000% due 08/01/2004                                       180

                     See Notes to Financial Statements.
8


PORTFOLIO OF INVESTMENTS (CONTINUED)

TAX-EXEMPT MONEY MARKET FUND

OCTOBER 31, 2003

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
   ------                                                                  ------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

   PENNSYLVANIA - (CONTINUED)
$        200      Middletown, Area School District, UTGO,
                     Series A, (FGIC Insured),
                     2.000% due 02/15/2004                              $        201
         200      Sharon, City School District, UTGO,
                     (FSA Insured),
                     2.000% due 05/15/2004                                       201
         385      Wilson, Area School District, UTGO,
                     (FSA Insured),
                     2.000% due 03/15/2004                                       386
                                                                        ------------

                                                                                 968
                                                                        ------------

   RHODE ISLAND - 0.3%
         100      Warwick, UTGO, Series A, (AMBAC Insured),
                     4.650% due 02/15/2004                                       101
                                                                        ------------

   TENNESSEE - 3.3%
       1,000      Metropolitan Government Nashville &
                     Davidson County, Industrial Development
                     Board, MFHR, (Chimneytop II Project),
                     (LOC: Bank of America Corporation),
                     1.050% due 09/01/2006+                                    1,000
                                                                        ------------

   TEXAS - 7.4%
         225      Brownsville, Naval District, UTGO,
                     (AMBAC Insured),
                     2.500% due 03/01/2004                                       226
         375      Deer Park, Waterworks & Sewer System,
                     (FSA Insured),
                     2.500% due 03/01/2004                                       377
         320      Garland, Water & Sewer Revenue,
                     (AMBAC Insured),
                     2.000% due 03/01/2004                                       321
       1,300      Port of Port Arthur Navigation, District of
                     Jefferson County Revenue, (ATOFINA
                     Petrochemicals, Inc. Project), Series C,
                     (LOC: Total SA),
                     1.100% due 04/01/2027+                                    1,300
                                                                        ------------

                                                                               2,224
                                                                        ------------

   VIRGINIA - 1.2%
         350      Norfolk Industrial Development Authority, IDR,
                     (Children's Hospital of the King's Daughters
                     Inc. Project), (LOC: Wachovia Corporation),
                     1.050% due 06/01/2020+                                      350
                                                                        ------------

   WASHINGTON - 10.5%
         310      Bellingham, Housing Authority, Housing
                     Revenue, (Cascade Meadows Project),
                     (MBIA Insured),
                     4.200% due 11/01/2003                                       310
         500      Benton County, Public Utility District No. 1,
                     Electric Power & Light Revenue,
                     (AMBAC Insured),
                     6.000% due 11/01/2003                                       500
       1,000      King County, Economic Enterprise Corporation
                     Revenue, (Puget Sound Blood Center Project),
                     (LOC: U.S. Bancorp),
                     1.150% due 04/01/2023+                                    1,000

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
   ------                                                                  ------
$      1,010      Seattle, Low Income Housing Assistance
                     Authority, Health Care Revenue, (Bayview
                     Manor Homes Project), Series B,
                     (LOC: U.S. Bancorp),
                     1.150% due 05/01/2019+                             $      1,010
         340      Washington State Housing Finance
                     Commission, Elderly Housing Revenue,
                     (Riverview Retirement Project),
                     (LOC: U.S. Bancorp),
                     1.150% due 07/01/2022+                                      340
                                                                        ------------

                                                                               3,160
                                                                        ------------

   WEST VIRGINIA - 2.1%
         645      West Virginia State Parkways Economic
                     Development & Tourism Authority, Highway
                     Tolls Revenue, (FGIC Insured),
                     Zero coupon due 05/15/2004                                  641
                                                                        ------------
                  Total Municipal Bonds and Notes
                     (Cost $30,600)                                           30,600
                                                                        ------------

      SHARES
      ------

INVESTMENT COMPANY SECURITIES - 0.5%
     136,995      Dreyfus Tax-Exempt Cash
                     Management Fund                                             137
       1,000      Wells Fargo Tax Free Institutional
                     Money Market Fund                                             1
                                                                        ------------

                  Total Investment Company Securities
                     (Cost $138)                                                 138
                                                                        ------------
TOTAL INVESTMENTS (Cost $30,738*)                       101.9%                30,738
OTHER ASSETS AND LIABILITIES (NET)                       (1.9)                  (576)
                                                        -----           ------------
NET ASSETS                                              100.0%               $30,162
                                                        =====           ============



--------------------
 *      Aggregate cost for federal tax purposes.
 + Variable rate securities payable upon demand with not more than five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2003.
++      Security is a private placement.


----------------------------------------------------------------------------

                             GLOSSARY OF TERMS
        AMBAC         -- American Municipal Bond Assurance Corporation
        COP           -- Certificate of Participation
        ETM           -- Escrowed to Maturity
        FGIC          -- Federal Guaranty Insurance Corporation
        FSA           -- Financial Security Assurance
        IDR           -- Industrial Development Revenue
        LOC           -- Letter of Credit
        LTGO          -- Limited Tax General Obligation Bond
        MBIA          -- Municipal Bond Investors Assurance
        MFHR          -- Multi-family Housing Revenue
        UTGO          -- Unlimited Tax General Obligation Bond

----------------------------------------------------------------------------

Tax-Exempt Money Market Fund had the following insurance concentrations greater than 10% at October 31, 2003 (as a percentage of net assets):

                  MBIA                          10.6%
                  FGIC                          10.5%

                     See Notes to Financial Statements.
                                                                           9

PORTFOLIO OF INVESTMENTS

CALIFORNIA MONEY FUND

OCTOBER 31, 2003

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
   ------                                                                  ------
MUNICIPAL BONDS AND NOTES - 98.5%

   CALIFORNIA - 95.3%
                  ABAG Financing Authority For Nonprofit
                     Corporation, Revenue Bonds:
$      1,200         (Hamlin School Project), Series A,
                     (LOC: BNP Paribas SA),
                     1.100% due 08/01/2032+                             $      1,200
       1,000         (Point Loma Nazarene University Project),
                     (LOC: Allied Irish Bank PLC),
                     1.100% due 10/01/2033+                                    1,000
       1,000         (Public Policy Institute of California Project),
                     Series A, (LOC: California State Teachers
                     Retirement System),
                     1.000% due 11/01/2031+                                    1,000
                  Alameda County, IDR, Series A, AMT,
                     (LOC: Wells Fargo & Company):
         800         (Heat and Control Inc. Project),
                     1.150% due 11/01/2025+                                      800
         400         (JMS Family Partnership Project),
                     1.100% due 10/01/2025+                                      400
                  Bay Area Governments Association,
                     Federal Transit Administration Capital
                     Grant Revenue, (BART SFO Extension
                     Project), Series A,
                     (AMBAC Insured):
         100         3.375% due 06/15/2004                                       101
         200         5.000% due 06/15/2004                                       205
         190      California Community College Financing
                     Authority, Lease Revenue,
                     (AMBAC Insured),
                     3.000% due 06/01/2004                                       192
       1,200      California State Department of  Water
                     Resources, Power Supply Revenue,
                     Series C-10, (LOC: Landesbank Hessen-
                     Thuringen),
                     0.980% due 05/01/2022+                                    1,200
                  California State Economic Development
                     Financing Authority, IDR, AMT,
                     (LOC: Wells Fargo & Company):
         100         (Calco Project),
                     1.250% due 04/01/2027+                                      100
       1,050         (Wesflex Pipe Manufacturing Project),
                     1.200% due 04/01/2018+                                    1,050
         150      California State Public Works Board, Lease
                     Revenue, (Various Community College
                     Projects), (Pre-refunded to 03/01/2004
                     @ $102),
                     7.000% due 03/01/2014                                       156
         125      California State University, Housing System
                     Revenue, (FGIC Insured),
                     4.900% due 11/01/2003                                       125
       1,200      California State, UTGO, Series C-1,
                     (LOC: Bank of America Corporation),
                     1.100% due 05/01/2033+                                    1,200

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
   ------                                                                  ------
                  California Statewide Communities Development
                     Authority, College & University Revenue:
$      1,000         (Biola University Project), Series A,
                     (LOC: Allied Irish Bank PLC),
                     1.100% due 10/01/2032+                             $      1,000
       1,000         (Masters College), (LOC: U.S. Bancorp),
                     1.000% due 02/01/2032+                                    1,000
         100      California Statewide Communities
                     Development Authority, COP,
                     (John Muir/Mt. Diablo Health Center),
                     (AMBAC Insured),
                     1.130% due 08/15/2027+                                      100
         500      California Statewide Communities
                     Development Authority, Limited Obligation
                     Revenue, (The Painted Turtle Gang Camp
                     Foundation), (LOC: Allied Irish Bank PLC),
                     1.100% due 04/01/2033+                                      500
       1,000      California Statewide Communities
                     Development Authority, MFHR, (Ivy Hill
                     Apartments Project), Series I, AMT,
                     (LOC: Bank of America Corporation),
                     1.130% due 02/01/2033+                                    1,000
         130      Charter Oak, Unified School District,
                     UTGO, (Election of 2000), Series B,
                     (FSA Insured),
                     2.000% due 07/01/2004                                       131
         340      Desert Sands, Unified School District, COP,
                     (MBIA Insured),
                     3.000% due 03/01/2004                                       342
         400      Fontana, COP, (Refunding Project),
                     (AMBAC Insured),
                     3.850% due 09/01/2004                                       409
         200      Fullerton, COP, (MBIA Insured),
                     3.000% due 08/01/2004                                       203
         390      Irvine Ranch, Water District, UTGO,
                     (Consolidated Improvement Districts Nos.
                     102, 103, 105 & 106), (LOC: State Street
                     Bank & Trust Company),
                     1.130% due 09/01/2006+                                      390
       1,200      Los Angeles County, Industrial Development
                     Authority, IDR, (Tulip Corporation Project),
                     Series A, AMT, (LOC: California State
                     Teachers Retirement System),
                     1.100% due 07/01/2014+,++                                 1,200
         300      Los Angeles County, Metropolitan
                     Transportation Authority, Sales Tax
                     Revenue, (Proposition C Local Allocation),
                     Series A, (FSA Insured),
                     4.100% due 07/01/2004                                       306
         100      Los Angeles, Unified School District, COP,
                     (Multiple Properties Project), Series B,
                     (FSA Insured),
                     4.000% due 10/01/2004                                       103
       1,000      Los Angeles, Wastewater System Revenue,
                     (Multimodal Project), Series C,
                     (FGIC Insured),
                     1.250% due 12/01/2031+                                    1,000
         330      Marin County ,COP, (Capital Improvement
                     Projects), Series B, (FSA Insured),
                     4.000% due 08/01/2004                                       337
       1,200      Novato, MFHR, (Nova-Ro III Senior Housing
                     Project), (LOC: BNP Paribas SA),
                     1.080% due 10/01/2032+                                    1,200


                     See Notes to Financial Statements.
10




PORTFOLIO OF INVESTMENTS (CONTINUED)

CALIFORNIA MONEY FUND

OCTOBER 31, 2003

  PRINCIPAL
   AMOUNT                                                                   VALUE
   (000S)                                                                  (000S)
   ------                                                                  ------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

   CALIFORNIA - (CONTINUED)
$        800      Pasadena, COP, (Rose Bowl Improvements
                     Project), (LOC: California State Teachers
                     Retirement System),
                     1.050% due 12/01/2016+                             $        800
         200      Riverside County, Transportation Commission,
                     Sales Tax Revenue, Series A, (AMBAC
                     Insured),
                     5.500% due 06/01/2004                                       205
       1,000      San Diego, MFHR, Issue A, (LOC: Fifth
                     Third Bancorp),
                     1.000% due 02/01/2009+                                    1,000
         320      San Francisco City and County International
                     Airports Commission, Airport Revenue,
                     Second Series, Issue 15B, (FSA Insured),
                     4.000% due 05/01/2004                                       325
         665      San Joaquin Hills, Transportation Corridor
                     Agency, Toll Road Revenue, Series A,
                     (MBIA Insured),
                     Zero coupon due 01/15/2004                                  664
         320      San Juan, Unified School District, UTGO,
                     (Election of 1998), Series B, (MBIA
                     Insured),
                     Zero coupon due 08/01/2004                                  317
         500      San Rafael, Elementary School District,
                     UTGO, (Election of 2002), Series A,
                     (FSA Insured),
                     4.000% due 08/01/2004                                       511
       1,000      Val Verde, Unified School District, COP,
                     Series A, (LOC: Bank of America
                     Corporation),
                     1.100% due 10/01/2027+                                    1,000
         800      Walnut Creek, MFHR, (Creekside Drive
                     Apartments Project), (LOC: Bank of
                     America Corporation),
                     0.950% due 04/01/2007+                                      800
                                                                        ------------

                                                                              23,572
                                                                        ------------

   PUERTO RICO - 3.2%
         200      Puerto Rico Commonwealth, Highway &
                     Transportation Authority, Highway Revenue,
                     Series Z, (MBIA Insured),
                     6.250% due 07/01/2004                                       207
                  Puerto Rico Commonwealth, UTGO,
                     (MBIA-IBC Insured),
                     (Unrefunded Balance):
         410         Zero coupon due 07/01/2004                                  407
         170         5.300% due 07/01/2004                                       175
                                                                        ------------

                                                                                 789
                                                                        ------------
                  Total Municipal Bonds and Notes
                     (Cost $24,361)                                           24,361
                                                                        ------------


                                                                            VALUE
   SHARES                                                                  (000S)
   ------                                                                  ------
INVESTMENT COMPANY SECURITIES - 0.0%**
       2,876      Dreyfus Basic California Municipal
                     Money Market Fund                                  $          3
       1,000      Wells Fargo California Tax-Free
                     Money Market Fund                                             1
                                                                        ------------
                  Total Investment Company Securities
                     (Cost $4)                                                     4
                                                                        ------------
TOTAL INVESTMENTS (Cost $24,365*)                       98.5%                 24,365
OTHER ASSETS AND LIABILITIES (NET)                       1.5                     365
                                                       -----            ------------
NET ASSETS                                             100.0%           $     24,730
                                                       =====            ============

--------------------
 *  Aggregate cost for federal tax purposes.
**  Amount represents less than 0.1% of total net assets.
 + Variable rate securities payable upon demand with not more than five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2003.
++  Security is a private placement.

----------------------------------------------------------------------------

                              GLOSSARY OF TERMS
    AMBAC     -- American Municipal Bond Assurance Corporation
    AMT       -- Alternative Minimum Tax
    COP       -- Certificate of Participation
    FGIC      -- Federal Guaranty Insurance Corporation
    FSA       -- Financial Security Assurance
    IBC       -- Insured Bond Certificate
    IDR       -- Industrial Development Revenue
    LOC       -- Letter of Credit
    MBIA      -- Municipal Bond Investors Assurance
    MFHR      -- Multi-family Housing Revenue
    UTGO      -- Unlimited Tax General Obligation Bond

----------------------------------------------------------------------------

                     See Notes to Financial Statements.
                                                                          11

STATEMENTS OF ASSETS AND LIABILITIES

WM GROUP OF FUNDS

OCTOBER 31, 2003

(IN THOUSANDS)

                                                                              TAX-EXEMPT
                                                                 MONEY           MONEY       CALIFORNIA
                                                                MARKET          MARKET         MONEY
                                                                 FUND            FUND           FUND
                                                               ---------       --------      --------
ASSETS:
Investments, at amortized cost and value                       $ 813,435       $ 30,738      $ 24,365
Interest receivable                                                2,539            144            71
Receivable for Fund shares sold                                    3,629             65             1
Receivable for investment securities sold                             --             --           500
Prepaid expenses                                                       6             --*           --*
                                                               ---------       --------      --------
   Total Assets                                                  819,609         30,947        24,937
                                                               ---------       --------      --------
LIABILITIES:
Payable for Fund shares redeemed                                   1,544             27           162
Payable for investment securities purchased                           --            709            --
Investment advisory fee payable                                      336             10             6
Shareholder servicing and distribution fees payable                   25             --            --
Transfer agent fees payable                                           50              2             2
Dividends payable                                                     79             --*           --*
Accrued printing and postage expenses                                315              9             8
Accrued legal and audit fees                                          38             26            26
Accrued expenses and other payables                                   28              2             3
                                                               ---------       --------      --------
   Total Liabilities                                               2,415            785           207
                                                               ---------       --------      --------
NET ASSETS                                                     $ 817,194       $ 30,162      $ 24,730
                                                               =========       ========      ========
NET ASSETS CONSIST OF:
Accumulated net realized loss on investment transactions       $     (46)      $     --*     $     --*
Paid-in capital                                                  817,240         30,162        24,730
                                                               ---------       --------      --------
   Total Net Assets                                            $ 817,194       $ 30,162      $ 24,730
                                                               =========       ========      ========
NET ASSETS:
Class A Shares                                                 $ 707,954       $ 30,162      $ 24,730
                                                               =========       ========      ========
Class B Shares                                                 $  79,314             --            --
                                                               =========
Class C Shares                                                 $   5,046             --            --
                                                               =========
Class I Shares                                                 $  24,880             --            --
                                                               =========
SHARES OUTSTANDING:
Class A Shares                                                   707,977         30,162        24,776
                                                               =========       ========      ========
Class B Shares                                                    79,309             --            --
                                                               =========
Class C Shares                                                     5,046             --            --
                                                               =========
Class I Shares                                                    24,893             --            --
                                                               =========
CLASS A SHARES:**
Net asset value, offering and redemption price per share
      of beneficial interest outstanding ***                   $    1.00       $   1.00      $   1.00
                                                               =========       ========      ========
CLASS B SHARES:**
Net asset value and offering price per share of beneficial
      interest outstanding ***                                 $    1.00             --            --
                                                               =========
CLASS C SHARES:**
Net asset value per share of beneficial interest
      outstanding ***                                          $    1.00             --            --
                                                               =========
Maximum sales charge                                               1.00%             --            --
                                                               =========
Maximum offering price per share of beneficial
      interest outstanding                                     $    1.01             --            --
                                                               =========
CLASS I SHARES:**
Net asset value, offering and redemption price per share of
      beneficial interest outstanding                          $    1.00             --            --
                                                               =========

--------------
  *  Amount represents less than $500.
 ** Net asset value and maximum offering price are not shown in thousands. *** Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

                     See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2003

(IN THOUSANDS)


                                                                              TAX-EXEMPT
                                                                  MONEY          MONEY       CALIFORNIA
                                                                 MARKET         MARKET         MONEY
                                                                  FUND           FUND           FUND
                                                                --------       --------       --------
INVESTMENT INCOME:
Interest                                                        $ 12,113       $    363       $    298
                                                                --------       --------       --------
EXPENSES:
Investment advisory fee                                            3,964            137            118
Custodian fees                                                        45              2              2
Legal and audit fees                                                  57             28             28
Registration and filing fees                                          59             15              9
Printing and postage expenses                                        457             16             16
Other                                                                184             18             13
Shareholder servicing and distribution fees:
   Class B Shares                                                    938             --             --
   Class C Shares                                                     49             --             --
Transfer agent fees:
   Class A Shares                                                    376             24             25
   Class B Shares                                                    156             --             --
   Class C Shares                                                      6             --             --
                                                                --------       --------       --------
      Total expenses                                               6,291            240            211
Fees waived by the investment advisor
   and/or the distributor                                           (366)           (37)           (45)
Fees reduced by custodian credits                                     (3)            --*            --*
                                                                --------       --------       --------
      Net expenses                                                 5,922            203            166
                                                                --------       --------       --------
NET INVESTMENT INCOME                                              6,191            160            132
                                                                --------       --------       --------
NET REALIZED GAIN/(LOSS) ON
   INVESTMENT TRANSACTIONS                                            --*            --*            --
                                                                --------       --------       --------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                    $  6,191       $    160       $    132
                                                                ========       ========       ========

--------------
*Amount represents less than $500.

                     See Notes to Financial Statements.

                                                                          13

STATEMENTS OF CHANGES IN NET ASSETS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2003

(IN THOUSANDS)

                                                                                        TAX-EXEMPT
                                                                            MONEY          MONEY       CALIFORNIA
                                                                           MARKET         MARKET         MONEY
                                                                            FUND           FUND           FUND
                                                                         ---------       --------       --------
Net investment income                                                    $   6,191       $    160       $    132
Net realized gain/(loss) on investment transactions                             --*            --*            --
                                                                         ---------       --------       --------
Net increase in net assets resulting from operations                         6,191            160            132
Distributions to shareholders from net investment income:
   Class A Shares                                                           (5,447)          (160)          (132)
   Class B Shares                                                              (49)            --             --
   Class C Shares                                                               (3)            --             --
   Class I Shares                                                             (692)            --             --
Net increase/(decrease) in net assets from Fund share transactions:
   Class A Shares                                                           18,955         (3,138)        (2,942)
   Class B Shares                                                          (25,219)            --             --
   Class C Shares                                                            1,370             --             --
   Class I Shares                                                         (144,414)            --             --
                                                                         ---------       --------       --------
Net decrease in net assets                                                (149,308)        (3,138)        (2,942)

NET ASSETS:
Beginning of year                                                          966,502         33,300         27,672
                                                                         ---------       --------       --------
End of year                                                              $ 817,194       $ 30,162       $ 24,730
                                                                         =========       ========       ========

FOR THE YEAR ENDED OCTOBER 31, 2002

Net investment income                                                    $  10,167       $    320       $    334
Net realized loss on investment transactions                                    (3)            --             --
                                                                         ---------       --------       --------
Net increase in net assets resulting from operations                        10,164            320            334
Distributions to shareholders from net investment income:
   Class A Shares                                                           (9,282)          (320)          (334)
   Class B Shares                                                             (247)            --             --
   Class C Shares                                                               (2)            --             --
   Class I Shares                                                             (641)            --             --
Net increase/(decrease) in net assets from Fund share transactions:
   Class A Shares                                                           41,056          1,773        (14,886)
   Class B Shares                                                           29,928             --             --
   Class C Shares                                                            3,676             --             --
   Class I Shares                                                          151,541             --             --
                                                                         ---------       --------       --------
Net increase/(decrease) in net assets                                      226,193          1,773        (14,886)

NET ASSETS:
Beginning of year                                                          740,309         31,527         42,558
                                                                         ---------       --------       --------
End of year                                                              $ 966,502       $ 33,300       $ 27,672
                                                                         =========       ========       ========

--------------
*Amount represents less than $500.


                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY


WM GROUP OF FUNDS

(IN THOUSANDS)

Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                                                                  TAX-EXEMPT
                                                MONEY MARKET FUND             MONEY MARKET FUND           CALIFORNIA MONEY FUND
                                           ---------------------------   ---------------------------   ---------------------------
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             10/31/03       10/31/02       10/31/03       10/31/02       10/31/03       10/31/02
                                           ------------   ------------   ------------   ------------   ------------   ------------
CLASS A:
   Sold                                    $    540,768   $    651,390   $     40,843   $     60,799   $     31,012   $     43,920
   Issued as reinvestment of dividends            4,207          8,782            155            311            132            326
   Redeemed                                    (526,020)      (619,116)       (44,136)       (59,337)       (34,086)       (59,132)
                                           ------------   ------------   ------------   ------------   ------------   ------------
   Net increase/(decrease)                 $     18,955   $     41,056   $     (3,138)  $      1,773   $     (2,942)  $    (14,886)
                                           ============   ============   ============   ============   ============   ============
CLASS B
   Sold                                    $     72,301   $    118,259             --             --             --             --
   Issued as reinvestment of dividends               46            231             --             --             --             --
   Redeemed                                     (97,566)       (88,562)            --             --             --             --
                                           ------------   ------------
   Net increase/(decrease)                 $    (25,219)  $     29,928             --             --             --             --
                                           ============   ============
CLASS C:
   Sold                                    $     13,554   $      6,003             --             --             --             --
   Issued as reinvestment of dividends                2              2             --             --             --             --
   Redeemed                                     (12,186)        (2,329)            --             --             --             --
                                           ------------   ------------
   Net increase                            $      1,370   $      3,676             --             --             --             --
                                           ============   ============
CLASS I:
   Sold                                    $     43,936   $    265,035             --             --             --             --
   Issued as reinvestment of dividends              692            640             --             --             --             --
   Redeemed                                    (189,042)      (114,134)            --             --             --             --
                                           ------------   ------------
   Net increase/(decrease)                 $   (144,414)  $    151,541             --             --             --             --
                                           ============   ============


                     See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.




                                   NET                       DIVIDENDS
                              ASSET VALUE,        NET        FROM NET           NET
                              BEGINNING OF    INVESTMENT    INVESTMENT      ASSET VALUE,
                                 PERIOD         INCOME        INCOME       END OF PERIOD
                              ------------    ----------    ----------     -------------
MONEY MARKET FUND
CLASS A
10/31/03                          $1.00         $0.008       $(0.008)          $1.00
10/31/02                           1.00          0.014        (0.014)           1.00
10/31/01                           1.00          0.043        (0.043)           1.00
10/31/00                           1.00          0.056        (0.056)           1.00
10/31/99                           1.00          0.044        (0.044)           1.00

CLASS B
10/31/03                           1.00          0.001        (0.001)           1.00
10/31/02                           1.00          0.003        (0.003)           1.00
10/31/01                           1.00          0.033        (0.033)           1.00
10/31/00                           1.00          0.046        (0.046)           1.00
10/31/99                           1.00          0.034        (0.034)           1.00

CLASS C
10/31/03                           1.00          0.001        (0.001)           1.00
10/31/02(3)                        1.00          0.002        (0.002)           1.00

CLASS I
10/31/03                           1.00          0.008        (0.008)           1.00
10/31/02                           1.00          0.015        (0.015)           1.00
10/31/01                           1.00          0.044        (0.044)           1.00
10/31/00                           1.00          0.057        (0.057)           1.00
10/31/99                           1.00          0.046        (0.046)           1.00

TAX-EXEMPT MONEY MARKET FUND
CLASS A
10/31/03                          $1.00         $0.005       $(0.005)          $1.00
10/31/02                           1.00          0.010        (0.010)           1.00
10/31/01                           1.00          0.025        (0.025)           1.00
10/31/00                           1.00          0.033        (0.033)           1.00
10/31/99                           1.00          0.026        (0.026)           1.00

CALIFORNIA MONEY FUND
CLASS A
10/31/03                          $1.00         $0.005       $(0.005)          $1.00
10/31/02                           1.00          0.009        (0.009)           1.00
10/31/01                           1.00          0.023        (0.023)           1.00
10/31/00                           1.00          0.028        (0.028)           1.00
10/31/99                           1.00          0.022        (0.022)           1.00

------------------------
(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and/or the distributor or if fees had not been reduced by credits allowed by the custodian.
(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(3)  The Money Market Fund commenced selling Class C shares on March 1,
     2002.
(4)  Annualized.

                     See Notes to Financial Statements.


16



                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                           -------------------------------------------------------------------
                                                                                           RATIO OF OPERATING
                                                                                           EXPENSES TO AVERAGE
                                                                                           NET ASSETS WITHOUT
                                                              RATIO OF       RATIO OF    FEE WAIVERS, EXPENSES
                                                             OPERATING    NET INVESTMENT  REIMBURSED AND FEES
                                             NET ASSETS,    EXPENSES TO     INCOME TO     REDUCED BY CREDITS
                                  TOTAL    END OF PERIOD    AVERAGE NET    AVERAGE NET      ALLOWED BY THE
                                RETURN(1)    (IN 000'S)        ASSETS         ASSETS         CUSTODIAN(2)
                                ---------  -------------    -----------   -------------- ---------------------
MONEY MARKET FUND
CLASS A
10/31/03                          0.78%       $707,954          0.59%          0.78%             0.59%
10/31/02                          1.42%        689,002          0.59%          1.41%             0.59%
10/31/01                          4.40%        647,951          0.64%          4.21%             0.64%
10/31/00                          5.79%        458,368          0.65%          5.62%             0.65%
10/31/99                          4.52%        460,444          0.72%          4.43%             0.73%

CLASS B
10/31/03                          0.05%         79,314          1.33%          0.04%             1.71%
10/31/02                          0.34%        104,530          1.67%          0.33%             1.67%
10/31/01                          3.32%         74,603          1.69%          3.16%             1.69%
10/31/00                          4.68%         23,469          1.71%          4.56%             1.71%
10/31/99                          3.44%         20,452          1.77%          3.38%             1.78%

CLASS C
10/31/03                          0.06%          5,046          1.29%          0.08%             1.67%
10/31/02(3)                       0.17%          3,676          1.64%(4)       0.36%(4)          1.64%(4)

CLASS I
10/31/03                          0.84%         24,880          0.54%          0.83%             0.54%
10/31/02                          1.47%        169,295          0.54%          1.46%             0.54%
10/31/01                          4.46%         17,755          0.58%          4.27%             0.58%
10/31/00                          5.90%         15,885          0.55%          5.72%             0.55%
10/31/99                          4.66%        102,760          0.62%          4.53%             0.63%

TAX-EXEMPT MONEY MARKET FUND
CLASS A
10/31/03                          0.52%        $30,162          0.67%          0.53%             0.79%
10/31/02                          1.00%         33,300          0.67%          0.99%             0.78%
10/31/01                          2.57%         31,527          0.74%          2.52%             0.74%
10/31/00                          3.39%         28,596          0.72%          3.33%             0.88%
10/31/99                          2.65%         31,353          0.57%          2.63%             0.89%

CALIFORNIA MONEY FUND
CLASS A
10/31/03                          0.50%        $24,730          0.63%          0.50%             0.80%
10/31/02                          0.89%         27,673          0.63%          0.89%             0.70%
10/31/01                          2.32%         42,558          0.62%          2.27%             0.70%
10/31/00                          2.79%         35,407          0.69%          2.76%             0.69%
10/31/99                          2.24%         34,216          0.81%          2.22%             0.81%



                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
WM GROUP OF FUNDS


1.   ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") and WM Trust II ("Trust II") (collectively, the "Trusts") were organized as Massachusetts business trusts on September 19, 1997 and February 22, 1989, respectively. The Trusts are registered under the Investment Company Act of 1940 (the "1940 Act"), as open-end management investment companies. The Money Market Fund and Tax-Exempt Money Market Fund are diversified series of WM Trust I. The California Money Fund is a non-diversified series of WM Trust II. Information presented in this report pertains only to the three named "Funds". Financial statements for the other funds included in the Trusts are presented in a separate report. WM Advisors, Inc. (the "Advisor" or "WM Advisors") serves as investment manager to the Funds. The Advisor is a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Trusts are authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Fund may offer four classes of shares: Class A shares, Class B shares, Class C shares and Class I shares. Class A and Class I shares are not subject to an initial sales charge or, generally, to a contingent deferred sales charge ("CDSC"). Certain Class A shares purchased by exchange from another fund within the Trusts may be subject to a CDSC if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge, although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are subject to an initial sales charge at the time of purchase and are subject to a CDSC if redeemed within one year from the date of purchase. Class I shares are currently only offered to the WM Strategic Asset Management Portfolios, LLC, an open-end management investment company, and affiliates of Washington Mutual, and are not available for direct purchase by investors. The Tax-Exempt Money Market and California Money Funds are not currently offering Class B, Class C or Class I shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Securities are valued on the basis of amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the amortized cost fairly reflects the market-based net asset value per share. Certain assets may be valued by the Advisor under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Fund enters into repurchase agreements.

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven days; and (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to

WM GROUP OF FUNDS


qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within a Fund's limitation on investments in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Funds are declared daily and paid monthly. Distributions of any net capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterizations of distributions made by each Fund. At October 31, 2003, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                        DECREASE
                                                       ACCUMULATED
                                         DECREASE     NET REALIZED
                                     PAID-IN CAPITAL      LOSS
                                          (000S)         (000S)
                                     ---------------  ------------
      California Money Fund               $ (19)           $ 19

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds based upon the relative average net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

WM GROUP OF FUNDS


3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Funds. The Advisor is entitled to a monthly fee at an annual rate based upon on a percentage of the average daily net assets of each Fund at the following rates:

                                                          FEES ON NET ASSETS
                                                                EXCEEDING
                                    FEES ON NET ASSETS     $500 MILLION AND       FEES ON NET ASSETS
                                           UP TO         EQUAL TO OR LESS THAN         EXCEEDING
   NAME OF FUND                        $500 MILLION            $1 BILLION             $1 BILLION
   ------------                     ------------------   ---------------------    ------------------
   Money Market Fund                       0.45%                  0.45%                  0.40%
   Tax-Exempt Money Market Fund            0.45%                  0.45%                  0.40%
   California Money Fund                   0.45%                  0.40%                  0.40%

The Advisor has voluntarily waived $36,725 and $44,654 of its advisory fees for the Tax-Exempt Money Market and California Money Funds for the year ended October 31, 2003, respectively.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Washington Mutual, serves as the transfer agent of the Funds. Fees were paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized annual shareholder servicing fee is $25.01 for Class A, Class B and Class C shareholder accounts. Prior to December 1, 2002, the authorized annual shareholder servicing fee was $21.42 for Class A, Class B and Class C shareholder accounts. Class I shares are not subject to shareholder servicing fees.

Custodian fees for certain Funds have been reduced by credits allowed by the custodian for uninvested cash balances. The Funds could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 2003 are shown separately in the "Statements of Operations".

4.  TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by WM Advisors, pay each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trusts. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5.  DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares. For the year ended October 31, 2003, the Distributor has received no commissions (front-end sales charges) on Class C shares and $972,383 representing CDSCs on Class A, Class B and Class C shares.

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to the Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. The Trustees have not authorized, and the Funds do not currently pay, service fees with respect to Class A shares. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of each class. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Fund to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trusts, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

WM GROUP OF FUNDS


The Distributor has voluntarily waived $347,775 and $18,551 of its distribution fees for Class B and Class C shares of the Money Market Fund for the year ended October 31, 2003, respectively.

6.  CAPITAL LOSS CARRYFORWARDS

At October 31, 2003, the following Funds have available for federal income tax purposes unused capital losses as follows:

                                                             (IN THOUSANDS)
                                          -----------------------------------------------------
                                          EXPIRING       EXPIRING       EXPIRING       EXPIRING
                                           IN 2006        IN 2007        IN 2010        IN 2011
                                          --------       --------       --------       --------
Money Market Fund                           $ 42           $ --            $ 3          $ --*
Tax-Exempt Money
   Market Fund                                --*            --             --            --
California Money Fund                         --             --*            --            --

--------------
*Amount represents less than $500.

7.  COMPONENTS OF DISTRIBUTABLE EARNINGS

At October 31, 2003, the components of distributable earnings on a tax basis are as follows:

                                                      (IN THOUSANDS)
                                          --------------------------------------
                                                        TAX-EXEMPT
                                           MONEY           MONEY      CALIFORNIA
                                          MARKET          MARKET         MONEY
                                           FUND            FUND           FUND
                                          ------        ----------    ----------
Undistributed ordinary income             $   79           $ --*          $ --*
Undistributed accumulated  gains          $   --           $ --           $ --

Tax Composition of Distributions:

Ordinary income                           $6,191           $160           $132

--------------
*Amount represents less than $500.

8.  GEOGRAPHIC AND INDUSTRY CONCENTRATION RISK FACTORS

There are certain risks arising from the concentration of the California Money Fund's investments in California municipal securities. The California Money Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
WM Money Market Fund, WM Tax-Exempt Money Market Fund and WM California Money Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Money Market Fund, WM Tax-Exempt Money Market Fund and WM California Money Fund (collectively, the "Funds") as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2003

OTHER INFORMATION (unaudited)

WM GROUP OF FUNDS

YEAR ENDED OCTOBER 31, 2003

1.   TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

Of the distributions made from investment income the following percentages are tax exempt for regular Federal income tax purposes:

   NAME OF FUND
   ------------

   Tax-Exempt Money Market Fund             100%
   California Money Fund                    100%

A portion of this income may be subject to alternative minimum tax.

The above percentages may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

2.   TRUSTEES AND OFFICERS INFORMATION

TRUSTEES AND OFFICERS:

NAME, AGE, AND ADDRESS(1)              LENGTH OF            PRINCIPAL OCCUPATION(S) DURING                OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE           TIME SERVED(2)                   PAST 5 YEARS                           HELD BY TRUSTEE
===================================================================================================================================
David E. Anderson                Sierra Funds-8 years       Retired President and CEO of GTE        Children's Bureau Foundation;
Age 76                              WM Group of             California, Inc.                        Upward Bound House of Santa
                                    Funds-5 years                                                   Monica
                                 (Retired May 2003)
-----------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D.           Composite Funds-11 years   Retired doctor of internal medicine
Age 74                              WM Group of             and gastroenterology.
                                    Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake                 Composite Funds-3 years    CPA specializing in personal financial  Frank Russell Investment
Age 49                              WM Group of             and tax planning.                       Company; Russell Insurance
                                    Funds-5 years                                                   Funds; Avista Corporation;
                                                                                                    St. George's School
-----------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq.            Sierra Funds-8 years       Partner at the law firm of Davis &      Braille Institute of America,
Age 75                              WM Group of             Whalen LLP.                             Inc; Children's Bureau of
                                    Funds-5 years                                                   Southern California, Children's
                                                                                                    Bureau Foundation; Fifield
                                                                                                    Manors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis               Griffin Funds-5 years      Founder of McGinnis Investments.        Baptist Foundation of Texas;
Age 60                              WM Group of             Prior to 1994, President and Chief      Concord Trust Company
                                    Funds-5 years           Operating Officer of Transamerica
                                                            Fund Management Company.
-----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D.    Sierra Funds-7 years       Senior Associate Dean of the Anderson   Nordstrom Inc.; K2, Inc.; First
Age 58                              WM Group of             Graduate School of Management at the    Pacific Advisors' Capital,
                                    Funds-5 years           University of California Los Angeles.   Crescent and New Income Funds;
                                                                                                    Equity Marketing Inc.; Member
                                                                                                    of Investment Company Institute
                                                                                                    National Board of Governors.
-----------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich               Composite Funds-1 year     Retired Chairman and CEO of BDO         Wildseed Ltd.; Catalytic, Inc.;
Age 59                              WM Group of             Seidman, LLP.                           Vaagen Bros. Lumber, Inc.
                                    Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
Jay Rockey                       Composite Funds-3 years    Founder and Chairman of The Rockey      Downtown Seattle Association;
Age 75                              WM Group of             Company, now Rockey, Hill & Knowlton.   The Rainier Club; WSU
                                    Funds-5 years                                                   Foundation
-----------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro               Griffin Funds-5 years      President of Williams College since     Marsh & McLennan Companies
Age 50                              WM Group of             2000. Prior thereto, Dean of the
                                    Funds-5 years           College of Letters, Arts and Sciences;
                                 (Retired February 2003)    Professor of Economics and Vice
                                                            President of Planning, University of
                                                            Southern California.
-----------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey (Lead Trustee) Composite Funds-23 years   Retired Managing Director of            AdMedia Partners Inc.; Czech
Age 77                              WM Group of             Dillon, Read & Co., an Investment       and Slovak American Enterprise
                                    Funds-5 years           Bank now part of UBS.                   Fund
-----------------------------------------------------------------------------------------------------------------------------------


                                                                          23



OTHER INFORMATION (unaudited) (continued)

WM GROUP OF FUNDS

YEAR ENDED OCTOBER 31, 2003

NAME, AGE, AND ADDRESS(1)              LENGTH OF            PRINCIPAL OCCUPATION(S) DURING          OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               TIME SERVED(2)                   PAST 5 YEARS                     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell                  Composite Funds-4 years    President of the Seattle Foundation.    Washington Mutual, Inc.; REI
Age 68                              WM Group of
                                    Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy                Composite Funds-3 years    Chairman of CPM Development             Washington Mutual, Inc.
Age 66                              WM Group of             Corporation.
                                    Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh,               Composite Funds-9 years    President, CEO and Director of the
President and CEO                   WM Group of             Advisor, Distributor and Transfer
Age 60                              Funds-5 years           Agent.
-----------------------------------------------------------------------------------------------------------------------------------

                                     POSITION(S) HELD WITH REGISTRANT
NAME, AGE, AND ADDRESS(1)                           &                                 PRINCIPAL OCCUPATION(S) DURING
       OF OFFICER                          LENGTH OF TIME SERVED                               PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Wendi B. Bernard                          Assistant Vice President                    Assistant Vice President of the Transfer
Age 35                              and Assistant Secretary since 2003.               Agent.
-----------------------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA           First Vice President of the Funds since 2002.          First Vice President and Director of the
Age 59                  Prior to 2002, First Vice President, Chief Financial Officer  Transfer Agent, Advisor and Distributor.
                            and Treasurer since 2001. Prior to 2001, First Vice
                           President and Chief Financial Officer. Prior to 1998,
                                  Vice President and Treasurer since 1988.
-----------------------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh                      Senior Vice President since 2000.                Senior Vice President and Director of the
Age 49                        Prior to 2000, First Vice President since 1997.         Distributor and Transfer Agent.
-----------------------------------------------------------------------------------------------------------------------------------
Alex Ghazanfari                         Vice President and Assistant                  Vice President and Chief Compliance Officer
Age 27                                 Compliance Officer since 2003.                 of the Distributor. Prior to 2003, senior
                                                                                      level positions with the Distributor and WM
                                                                                      Financial Services.
-----------------------------------------------------------------------------------------------------------------------------------
Sharon L. Howells                     First Vice President since 2000.                First Vice President, Secretary and Director
Age 53                                                                                of the Advisor, Distributor, and Transfer
                                                                                      Agent.
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Lunzer, CPA                Vice President, Chief Financial                 Vice President of the Transfer Agent. Prior
Age 42                               Officer and Treasurer since 2003.                to 2003, senior level positions at the
                                                                                      Columbia Funds and Columbia Management Co.
-----------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski                     First Vice President since 2001.                First Vice President of the Advisor.
Age 42                           Prior to 2001, Vice President since 1999.
-----------------------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer                    First Vice President since 2001.                First Vice President of the Advisor. Prior
Age 45                                                                                thereto, senior level positions with Smoot,
                                                                                      Miller, Cheney & Co.
-----------------------------------------------------------------------------------------------------------------------------------
John T. West                   First Vice President, Secretary and Compliance         First Vice President of the Transfer Agent,
Age 48                    Officer since 2003. Prior to 2003, First Vice President,    Advisor and Distributor.
                           Secretary, Compliance Officer, Chief Financial Officer
                            and Treasurer. Prior to 2002, First Vice President,
                             Secretary and Compliance Officer. Prior to 2001,
                             Vice President, Secretary and Compliance Officer.
                                    Prior to 1998, Secretary since 1993.
-----------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum                    Senior Vice President since 2001.                Senior Vice President, Director and Chief
Age 43                        Prior to 2001, First Vice President since 1999.         Investment Officer of the Advisor and
                                                                                      Director of the Distributor and Transfer
                                                                                      Agent. Prior to 1999, senior positions at
                                                                                      D.A. Davidson and Boatmen's Trust.
-----------------------------------------------------------------------------------------------------------------------------------


------------------
Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.
(2) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.
(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by any bank. These securities are subject to investment risk; including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

ITEM 2. CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive and senior financial officers, a copy of which is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not Applicable

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not Applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

         Not Applicable.

Item 9. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WM Trust I

By: /s/William G. Papesh
President and Chief Executive Officer
January 8, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/Jeffrey L. Lunzer
Treasurer and Chief Financial Officer
January 8, 2004

/s/William G. Papesh
President and Chief Executive Officer
January 8, 2004